OMB APPROVAL

OMB Number: 3235-0570

Expires: August 31, 2011

Estimated average burden hours per response: 18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07651

ING VP Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2008 to December 31, 2008

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2008

Classes ADV, I and S

ING Variable Product Funds

Domestic Equity and Income Portfolios

■ ING VP Balanced Portfolio

■ ING VP Growth and Income Portfolio

Domestic Equity Growth Portfolios

■ ING Opportunistic LargeCap Growth Portfolio (formerly, ING VP Growth Portfolio)

■ ING VP Small Company Portfolio

Domestic Equity Value Portfolio

■ ING Opportunistic LargeCap Value Portfolio (formerly, ING VP Value Opportunity Portfolio)

Fixed-Income Portfolios

■ ING VP Intermediate Bond Portfolio

■ ING VP Money Market Portfolio

Global Equity Portfolio

■ ING BlackRock Global Science and Technology Portfolio (formerly, ING VP Global Science and Technology Portfolio)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	19

Report of Independent Registered Public Accounting Firm	21

Statements of Assets and Liabilities	22

Statements of Operations	26

Statements of Changes in Net Assets	28

Financial Highlights	32

Notes to Financial Statements	35

Portfolios of Investments	54

Tax Information	113

Director/Trustee and Officer Information	114

Advisory Contract Approval Discussion	119

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 23, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product ("GDP") fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions — hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment — met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") were taken into "conservatorship." Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan ("TARP") would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee ("FOMC") reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2008

entire fiscal year). By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. The Portfolio is managed by Omar Aguilar, Ph.D., James Kauffmann and Paul Zemsky, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (28.10)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index**(2) and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned (37.00)%, 5.24% and (22.06)%, respectively, for the same period.

Portfolio Specifics: Asset allocation results had a modest positive impact on performance of the Portfolio during 2008, mainly due to our defensive cash positioning.

The performance of the domestic equity portion of the Portfolio was in line with the S&P 500® Index. Stock selection in the larger-cap stocks proved most successful during the year. Selection in the smallest-cap stocks added value, whereas both an average overweight position and stock selection within the mid-cap names detracted from performance. Both Amgen, Inc. and BB&T Corp. were strong performers during the year, as well as Bristol-Myers Squibb Co. and AutoZone, Inc.

The year 2008 turned out to be a painful one for investors. Negative absolute returns in all equity classes were the result of a year underscored by a litany of issues: an escalating financial crisis; global recession fears; geopolitics; collapses of storied financial firms; unparalleled levels of market volatility; threat of deflation; and a credit crunch that dried up liquidity in the bond markets. The housing market continues to weaken, industrial production has slowed and unemployment has risen. Intervention from the Federal Reserve Board (the "Fed") and the U.S. Department of the Treasury appears to have slowed down the pace of negative news, but has not, as yet, halted it.

The fixed income portion of the Portfolio underperformed the Barclays Capital U.S. Aggregate Bond Index, in a very difficult year. A large source of underperformance was the Portfolio's underweight in Treasuries, which hurt when investors fled to their relative safety. The Portfolio was also overweight many of the sectors hit hardest by this risk aversion, including financials, corporate bonds and off-benchmark holdings in non-agency residential mortgage-backed securities. The yield curve, duration and currency exposures of the Portfolio were beneficial for the year, but not by a large enough margin to overcome the negative selection effect.

Current Strategy and Outlook: Looking forward, we believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009. We expect headline inflation to decline, and perhaps turn negative, but we don't believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009. We ended the year overweight in equity versus fixed income, but would be looking to pare back our equity position until the effects of the fiscal stimulus are more evident.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned above and not on a qualitative evaluation of the bond versus the equity markets.

*  Effective January 13, 2009, Omar Aguilar, Ph.D. and James Kauffmann are replaced by Vincent Costa, Michael Hyman and Christine Hurtsellers as co-portfolio managers to the Portfolio.

**  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

Common Stock	61.4%
U.S. Government Agency Obligations	12.9%
Collateralized Mortgage Obligations	9.8%
Corporate Bonds/Notes	9.8%
U.S. Treasury Obligations	4.7%
Real Estate Investment Trusts	1.4%
Asset-Backed Securities	1.2%
Municipal Bonds	0.5%
Preferred Stock	0.3%
Other Assets and Liabilities — Net*	(2.0)%
Net Assets	100.0%

*  Includes short-term investments related to commercial paper, ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Federal Home Loan Mortgage Corporation,
5.500%, due 02/12/37	3.7%
ExxonMobil Corp.	3.1%
Federal National Mortgage Association,
5.000%, due 01/12/36	2.1%
U.S. Treasury Note, 1.250%, due 11/30/10	1.9%
Federal National Mortgage Association,
6.000%, due 02/12/37	1.2%
Hewlett-Packard Co.	1.1%
U.S. Treasury Bond, 4.375%, due 02/15/38	1.1%
International Business Machines Corp.	1.0%
Wal-Mart Stores, Inc.	1.0%
Federal Home Loan Mortgage Corporation,
6.000%, due 01/15/29	1.0%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 29, 2003
Class ADV	(28.62)%	—	—	(13.46)%		—
Class I	(28.10)%	(0.97)%	0.94%	—		—
Class S	(28.28)%	(1.25)%	—	—		0.66%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(18.47	)%(4)	0.77	%(5)
Barclays Capital Aggregate U.S. Bond Index(2)	5.24%	4.65%	5.63%	6.10	%(4)	4.15	%(5)
Composite Index(3)	(22.06)%	0.71%	1.69%	(9.01	)%(4)	2.33	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Composite Index consists of 60% of return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Barclays Capital Aggregate U.S. Bond Index.

(4) Since inception performance for the indices is shown from January 1, 2007.

(5) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (37.63)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned (37.00)% for the same period.

Portfolio Specifics: During this period, the Portfolio was hurt by weak stock selection within the industrials and telecom sectors. Within industrials, our underweight position in United Parcel Service, Inc. ("UPS") detracted from results. UPS held up better than its peers due to its defensive characteristics and attractive dividend yield. Also, Quanta Services, Inc. ("Quanta") declined significantly after a disappointing fourth quarter due to delays in telecom spending. Although some of the projects were pushed out as a result of typical permitting and bureaucratic delays rather than credit-related issues, investors took this as a sign of weakness in the transmission cycle. We continue to believe that the transmission cycle is still alive and believe that Quanta offers a less-cyclical, multi-year growth story at a reasonable price.

Within telecom, the Portfolio's position in Sprint Nextel Corp. ("Sprint") detracted from results during the period. The stock was punished in the fourth quarter due to liquidity concerns. We believe that these concerns were overblown and expect Sprint to be able to stabilize its market share through its continued efforts to improve customer service and reduce costs.

The Portfolio benefited from strong stock selection in the financials, utilities and healthcare sectors. Avoiding or underweighting some of the worst performing financial names, including AIG, the Government-Sponsored Entities ("GSEs") like Fannie Mae and Freddie Mac, and Merrill Lynch, helped relative performance during this period. Our emphasis on companies with lower credit and capital markets exposures, such as life and property/casualty insurers, also contributed to results. Within utilities, investments in NSTAR and Pacific Gas & Electric Co ("PG&E"). held up well due to their defensive characteristics and low exposure to fluctuations in commodity prices.

Abbott Laboratories ("Abbott") and Teva Pharmaceutical Industries Ltd. ("Teva") were two health-care names that aided relative returns. Abbott's diversified business mix and multiple product approvals and launches helped it withstand a pretty brutal market and outperform its peers. Within healthcare, generics were one of the safest places to be this year given limited scrutiny from Washington and limited risk to earnings versus other healthcare names. Teva, a premier generic manufacturer, benefited from having one of the broadest and deepest pipelines for upcoming patent losses on branded drugs.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Exxon-Mobil Corp. ("ExxonMobil"), Royal Dutch Shell PLC ("Royal Dutch Shell"), PG&E and Wells Fargo & Co ("Wells Fargo"). Within energy, we continue to favor integrated oil companies such as Exxon-Mobil and Royal Dutch Shell that have strong balance sheets, high dividend yields and good management teams.

We continue to like PG&E as a defensive play within the utility sector. The company is currently trading at an attractive valuation versus its peers and has a good balance sheet, a high dividend yield and no exposure to commodity or customer usage risk. Finally, we believe Wells Fargo's recent acquisition of Wachovia was an extremely favorable deal, which will lead to synergies and will allow its premier banking franchise to achieve national scale.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	6.3%
Procter & Gamble Co.	3.2%
Wells Fargo & Co.	2.9%
JPMorgan Chase & Co.	2.7%
AT&T, Inc.	2.1%
Philip Morris International, Inc.	1.9%
General Electric Co.	1.9%
Gilead Sciences, Inc.	1.8%
Wal-Mart Stores, Inc.	1.8%
Google, Inc. — Class A	1.8%

Portfolio holdings are subject to change daily.

ING VP GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003
Class ADV	(37.94)%	—	—	(18.46)%		—
Class I	(37.63)%	(2.16)%	(3.18)%	—		—
Class S	(37.82)%	(2.43)%	—	—		(0.19)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(18.47	)%(2)	0.77	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING OPPORTUNISTIC LARGE CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Opportunistic Large Cap Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stock and securities convertible into common stocks believed to offer growth potential. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers* of ING Investment Management Co. ("INGIM")— the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (44.06)% compared to the Russell 1000® Growth Index(1), which returned (38.44)% for the same period.

Portfolio Specifics: The Portfolio had a challenging year, underperforming its benchmark for the period.

Equity markets started the year with a turbulent first quarter as volatility spiked, in part, due to the relatively quick changes between the growth and value regimes. This period was particularly difficult for quantitative strategies as the performance of the factors was volatile through the period, making it difficult to sustain a positive model performance.

During the first quarter, we saw a brief change in market leadership from growth to value in January, which was accompanied by a spike in volatility. In February, valuation factors ended their brief comeback while price momentum drove returns. Valuation factors continued their underperformance in March, with factors like free cash flow to price causing the worst underperformance in the healthcare sector.

In the second quarter, security selection in the healthcare and information technology sectors hurt performance. The healthcare sector suffered as some pharmaceutical companies cut their earnings forecasts, with names like Forest Laboratories, Inc. and Perrigo Co. hurting the most. In the technology sector securities in the semiconductor and hardware industries hurt performance. Stocks such as MEMC Electronic Materials, Inc. and Arrow Electronics, Inc. slipped due to lower than expected earnings. In the energy sector our models were unable to keep up with momentum and the Portfolio got hurt by underweight positions in Schlumberger Ltd. and Halliburton Co., which were sharply higher due to a steep increase in crude oil prices.

In the second half of the year our dynamic factor model began pointing more towards valuation and quality factors, resulting in a slight overweight of these factors. This helped performance slightly in the third quarter as valuation factors bounced back; however, they turned negative in September wiping out all the gains from July and August. Market recognition factors, which were in favor for most of the year, turned sharply negative during the period.

Valuation factors continued to perform well in the fourth quarter with factors like forward and trailing earnings to price as well as price to free cash flow doing well in November and December. However, market recognition factors such as analyst estimate revisions and earnings trends that worked well early in the quarter underperformed toward the end of the year hurting returns.

Overall, security selection detracted from performance with selection in the healthcare, industrials, consumer discretionary and information technology sectors hurting returns. These losses were partially offset by security selection in the energy and financials sectors.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, the Portfolio was overweight in the consumer discretionary and healthcare sectors and underweight in the information technology and utilities sectors.

*  Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2008
(as a percent of net assets)

Apple, Inc.	3.9%
Procter & Gamble Co.	3.7%
Lockheed Martin Corp.	3.5%
TJX Cos., Inc.	2.9%
Xilinx, Inc.	2.8%
Altera Corp.	2.7%
Cooper Industries Ltd.	2.5%
CA, Inc.	2.5%
Sunoco, Inc.	2.5%
Fluor Corp.	2.5%

Portfolio holdings are subject to change daily.

ING OPPORTUNISTIC LARGECAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S November 1, 2001
Class ADV	(44.38)%	—	—	(19.19)%		—
Class I	(44.06)%	(4.51)%	(4.40)%	—		—
Class S	(44.21)%	(4.76)%	—	—		(3.78)%
Russell 1000® Growth Index(1)	(38.44)%	(3.42)%	(4.27)%	(17.03	)%(2)	(2.08)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Growth Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is shown from January 1, 2007.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (31.05)% compared to the Russell 2000® Index(1), which returned (33.79)% for the same period.

Portfolio Specifics: Despite the recent rally of nearly 30% for the Russell 2000® Index, the index was down over 33% for the year. This past year was the worst year since 1973 for small-cap stocks and there were few places to hide. Returns were negative across all sectors — fewer than one in five stocks of the index turned in positive results. However, small-caps did outperform both large-caps and mid-caps due to better performance by financials. Energy was down almost 50% for the year due to the significant decline in the price of oil and the fact that the current economic environment is unfavorable for energy.

Stock selection within industrials, financials, utilities and materials benefited the Portfolio during the period. Our underweight in consumer discretionary also added to performance, as the sector was down over 47% for the year. Notable outperformance within industrials was due to strong stock selection within aerospace and defense, commercial services and supplies and professional services. Financials benefited from stock selection within thrifts and mortgage finance and real estate investment trusts ("REITs").

Stock selection within the energy, technology and healthcare sectors detracted most from performance. In energy, returns were held back by our slight overweight position and stock selection within energy equipment and services and oil, gas and consumable fuels. Within technology, stock selection within communications equipment and electronic equipment instruments and components detracted from performance. Underperformance in healthcare is attributable to stock selection among pharmaceuticals.

Greatbatch, Inc. ("Greatbatch") and First Niagara Financial Group, Inc. ("First Niagara") contributed significantly to performance over the period. First Niagara provides retail and commercial banking and financial services. The stock's outperformance was mainly driven by the bank's overall capital strength, disciplined underwriting and lack of exposure to the troubled loan segments, e.g., sub-prime mortgages, construction lending and speculative development. While the company has not been immune to the problems facing the banking sector throughout 2008, the strength of its balance sheet has allowed it to outperform relative to its peers.

Greatbatch is a leading developer and manufacturer of critical components used in medical devices for the cardiac rhythm management, neurostimulation, vascular and interventional radiology markets. The company executed well on its acquisition strategy, which helped it diversify from its cardiac rhythm management franchise and provide greater stability/visibility to its operating earnings. Also, the street was initially skeptical of the company's ability to diversify and execute on the diversification strategy. As each quarter passed, the company's execution proved to be flawless and the firm gained substantial momentum as evidenced by increasing earnings and expanded margins.

Global Industries Ltd. ("Global Industries") and Arbitron, Inc. ("Arbitron") were two of the largest detractors from performance over the period. Global Industries provides construction and support services to the offshore oil and gas industry. The company had a difficult second quarter due to execution issues, which resulted in investors losing confidence in management, and due to a poor macro environment for energy. We no longer hold a position in this company.

Arbitron, which measures the listening audience for radio and provides this data to both radio stations and advertisers, recently lost market share to a competitor. We continue to hold this name, as the company remains the market leader, expectations have been reset and we believe the valuation is reasonable.

Current Strategy and Outlook: We continue to focus on companies with strong balance sheets and cash flow generation capabilities. We are conscious of the difficulties in the current economic environment. We believe, however, that the economy will begin to improve in 2009 due to the massive amount of monetary stimulus being pumped into the system globally.

Accordingly, we have begun to increase our exposure to more early cyclical companies. Within financials, we continue to mitigate risk through diversification and are invested across the financial sector, in banks, diversified financials, insurance companies and real estate investments trusts ("REITS"). The banks that we own are typically over-capitalized and have higher reserves than industry averages. We continue to take advantage of the volatility in the market to acquire attractively valued companies whose share prices we believe are not trading on fundamentals.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

iShares Russell 2000 Index Fund	3.0%
Watson Wyatt Worldwide, Inc.	1.2%
Cleco Corp.	1.1%
CACI International, Inc.	1.1%
Portland General Electric Co.	1.1%
Moog, Inc.	1.1%
Solera Holdings, Inc.	1.0%
Waste Connections, Inc.	1.0%
Regal-Beloit Corp.	1.0%
Silgan Holdings, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I, repurchase agreement and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class S November 1, 2001
Class ADV	—	—	—	4.04%	—
Class I	(31.05)%	1.47%	5.12%	—	—
Class S	(31.28)%	1.14%	—	—	3.00%
Russell 2000® Index(1)	(33.79)%	(0.93)%	3.02%	N/A(2)	3.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is not shown.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING OPPORTUNISTIC LARGE CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Opportunistic Large Cap Value Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa — Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (35.61)% compared to the Russell 1000® Value Index(1) and the Russell 1000® Index(2), which returned (36.85)% and (37.60)%, respectively, for the same period.

Portfolio Specifics: Security selection drove performance for the period, with selection in the financials, energy and consumer discretionary sectors benefiting returns. These gains were partially offset by security selection in the industrials and health care sectors. Underweight positions in the financials and materials sectors as well as an overweight position in the consumer staples sector also benefited results for the period.

2008 began with a spike in volatility, but during the rest of the first half of the year market recognition factors such as sales growth and analyst estimate revisions re-asserted themselves and drove performance. Quality and valuation factors such as book to price, dividend yield and capital expenditure to sales did not work well. Sectors such as banks and utilities benefited from the good performance of market recognition factors. In contrast, market recognition factors in the energy, health care, industrials and financials services sectors could not offset the severe underperformance of the valuation factors.

After a challenging first quarter our quantitative strategies stabilized in the second quarter as the markets began to return to company fundamentals. The Portfolio rebounded and offset much of its loss from the first quarter. Our dynamic factor weighting model helped us tilt the Portfolio's weights away from deep value factors like book to price, steering it to an underweight position in the financials sector, which fell sharply during the second quarter. The tilt also helped security selection within the consumer staples sector, particularly in food and staples retailing names such as Kroger Co.

In the second half of the year the Portfolio's dynamic factor model began pointing more towards valuation and quality factors, resulting in a slight overweight of these factors. Regrettably, after a promising start in July and August, these factors turned negative in September and wiped out all their previous gains. Market recognition factors also turned sharply negative and detracted from performance. Quality factors that were flat for the year performed well during the third quarter.

The shift to value and quality paid off in the fourth quarter, as factors like forward and trailing earnings to price and price to free cash flow performed extremely well. Quality factors such as capital expenditures to deprecation also helped returns during the fourth quarter. Finally, market recognition factors such as analyst estimate revisions and earnings trends worked well early in the quarter but faded toward the end of the year.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, portfolio overweightings included the energy and information technology sectors and underweightings included the financials sectors and materials sectors.

*  Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

ExxonMobil Corp.	8.2%
Pfizer, Inc.	4.5%
AT&T, Inc.	4.5%
ConocoPhillips	4.1%
Forest Laboratories, Inc.	2.9%
Chevron Corp.	2.7%
Gap, Inc.	2.7%
Kroger Co.	2.7%
Time Warner, Inc.	2.6%
Valero Energy Corp.	2.4%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING OPPORTUNISTIC LARGECAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S July 16, 2001
Class ADV	(36.01)%	—	—	(19.01)%		—
Class I	(35.61)%	(1.93)%	(0.03)%	—		—
Class S	(35.80)%	(2.17)%	—	—		(3.78)%
Russell 1000® Value Index(1)	(36.85)%	(0.79)%	1.36%	(20.60	)%(3)	0.16	%(4)
Russell 1000® Index(2)	(37.60)%	(2.04)%	(1.09)%	(18.76	)%(3)	(1.76	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Value Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500® Composite Stock Price Index.

(2) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by James Kauffmann, Portfolio Manager* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (8.41)% compared to the Barclays Capital U.S. Aggregate Bond Index**(1), which returned 5.24% for the same period.

Portfolio Specifics: Most pundits agree that 2008 was a record-breaking annus horribilis. Global de-leveraging worsened volatility across asset classes, and fixed income was not immune. In December, the National Bureau of Economic Research officially declared that the United States had been in recession for a year.

Home prices declined precipitously across major metro areas, foreclosures sky-rocketed and investors largely abandoned the residential mortgage-backed securities ("RMBS") market. Yields on U.S. Treasuries reached historic lows as investment grade corporate debt spreads widened to a level implying an expected default rate of 30%, which tops the experience of the Great Depression, when corporate defaults totaled about 20%.

Central banks around the globe frantically reduced short-term rates in the face of rapidly deteriorating economic conditions. Fiscal stimulus programs were initiated in most major economies. Here in the U.S., the Federal Open Market Committee reduced the federal funds rate at each meeting, eventually settling at 0.25% by year-end. The Federal Reserve Board (the "Fed") also indicated it would purchase large quantities of agency debt and mortgage-backed securities to support the mortgage and housing market. As a result, the markets calmed down a bit in the waning days of 2008.

The Portfolio was underweight Treasuries for most of the year, which hurt performance. The Portfolio was overweight many of the sectors hit hardest by risk aversion, including non-agency residential mortgage-backed securities ("RMBS"), financials and corporate bonds. Given that non-agency RMBS are not in the benchmark, our positions led to significant underperformance versus the benchmark. Additionally, we were too early in adding corporate risk back into the Portfolio following the rescue of Bear Stearns in March; this renewed focus detracted from results when Lehman Brothers went bankrupt in September.

Our investment process focuses on security selection, which was clearly out of favor in 2008. We tend to focus on unique corporate bonds, which are often lower in the capital structure and may trade at a discount to their intrinsic value. Unfortunately, the bond market cared little about important distinctions between bonds and witnessed an unprecedented flight to quality.

We did, however, avoid the underperformance of high yield and emerging market debt by being largely absent those sectors. Although yield curve, duration and currency exposures changed throughout a highly volatile year, the decisions made in this risk area were largely beneficial.

Current Outlook and Strategy: We believe the government will continue to deploy significant amounts of capital in an effort to combat liquidity constraints, which will lead to larger deficits but also a possibility of better economic growth in the future. But since we also believe the Fed will not be raising rates anytime soon, we think that Treasury rates will continue to be range-bound; therefore, we believe a relative neutral duration and curve exposure, with small tactical moves, is warranted at this time.

In an economy where cash flow is scarce and both individuals and corporations want to de-lever we believe it is prudent to be in the higher end of the capital structure where debt holders are the beneficiaries of limited cash flows to the detriment of equity holders. In our opinion, U.S. investment grade bonds offer attractive value.

We believe that in a market where the government is controlling a majority of the outcomes we should invest along with the government. Therefore, some of the companies we own either will have some sort of government support, or their ratings will allow them to sell commercial paper directly to the Fed. Other criteria are that they belong to an extremely important sector for the economy, such as utilities or telecommunications and that they have strong cash flows and balance sheets.

The Portfolio remains overweight securitized assets and RMBS in particular. We still believe there are good investments with the potential for solid, long-term returns in some of these securities. The areas where we believe value exists include certain securities backed by prime jumbo loans with good borrower profiles, and even some ALT-A backed bonds that have a conforming balance and may be refinanced at a lower rate.

*  Effective January 13, 2009, James Kauffmann was replaced by Chris Diaz, Peter Guan, Michael Hyman and Christine Hurtsellers as co-portfolio managers to the Portfolio.

**  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclays Capital."

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2008
(as a percent of net assets)

U.S. Government Agency Obligations	39.0%
Corporate Bonds/Notes	27.7%
Collateralized Mortgage Obligations	19.6%
U.S. Treasury Obligations	15.9%
Asset-Backed Securities	2.1%
Municipal Bonds	1.0%
Preferred Stock	0.5%
Other Assets and Liabilities — Net*	(5.8)%
Net Assets	100.0%

*  Includes short-term investments related to certificates of deposit, commercial paper, ING Institutional Prime Money Market Fund — Class I, securities lending collateral and U.S. Treasury Bills.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2008
(as a percent of net assets)

Federal Home Loan Mortgage Corporation,
5.500%, due 02/12/37	10.3%
Federal National Mortgage Association,
5.000%, due 01/12/36	7.6%
U.S. Treasury Note, 2.000%, due 11/30/13	3.7%
U.S. Treasury Bond, 3.750%, due 11/15/18	3.6%
U.S. Treasury Bond, 4.375%, due 02/15/38	2.7%
Government National Mortgage Association,
6.000%, due 02/15/34	2.7%
U.S. Treasury Note, 1.125%, due 12/15/11	2.2%
Federal National Mortgage Association,
6.500%, due 02/12/37	1.7%
Federal National Mortgage Association,
6.000%, due 02/12/37	1.7%
Government National Mortgage Association,
5.500%, due 02/15/35	1.6%

*  Excludes short-term investments related to commercial paper, ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING VP INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002
Class ADV	(9.16)%	—	—	(2.17)%		—
Class I	(8.41)%	1.78%	4.06%	—		—
Class S	(8.73)%	1.51%	—	—		3.13%
Barclays Capital Aggregate U.S. Bond Index(1)	5.24%	4.65%	5.63%	6.10	%(2)	5.31	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for the the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from May 1, 2002.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING VP MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share*. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's shares provided a total return of 2.67% compared to the iMoneyNet First Tier Retail Index(1), which returned 2.13% for the same period.

Portfolio Specifics: Calendar-year 2008 was one of the most difficult and challenging periods in history for money market funds. The first quarter was highlighted by near collapse of Bear Stearns and the subsequent buyout by JPMorgan. The Federal Reserve Board (the "Fed") aggressively cut interest rates a combined 2% during the quarter. This was one of many steps taken by the U.S. central bank along with the other central banks globally to address the illiquidity and credit stress in the market.

The second quarter was one of transition, from concern over lower economic growth leading to lower short-term rates to concern over inflation and the possibility of significant interest rate increases. The Fed lowered the federal funds rate in April 2008. Liquidity remained an issue but central bank actions prevented further market deterioration, and we saw modest improvement in conditions.

The third quarter was marked by the seizing up of the credit markets and loss of confidence as the government took over Fannie Mae and Freddie Mac, Lehman Brothers went bankrupt and market bellwethers such as General Electric, AIG and Wachovia faltered. The systemic risk and capital market panic that ensued resulted in a worldwide multi-sector collapse of virtually all risk-based asset prices.

The markets for short-term funding, such as money market funds, threatened to stop functioning. The Fed made an emergency inter-meeting cut of the federal funds rate from 2.00% to 1.50% on October 8, 2008. This was followed by another 0.50% cut at the October 29, 2008 meeting and an unprecedented step at the December 15–16, 2008 meeting where the Fed set a Fed funds target rate range of 0% to 0.25%. The Fed initiated a variety of innovative confidence building tactics, such as providing relief for the commercial paper markets and money market funds.

Our focus during the period was not on maximizing yield and return but on preservation of capital, reducing risk and increasing liquidity due to extreme risks in the market. The Portfolio was able to outperform its benchmark despite our risk reduction strategy.

The Portfolio did take on interest rate risk, primarily during the second half of the year, extending its weighted average maturity ("WAM") by buying longer term Treasury and agency securities. The Portfolio finished the year with a 78-day WAM, which is at the long end of its range. We avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issues and structured securities not covered by the government programs. This strategy cushioned the impact of the rate cuts and declining yields, and we believe it should continue to do so in the current low rate environment going forward.

Current Strategy and Outlook: Going into the new year, we continue to emphasize reducing credit risk and maintaining excess liquidity. The Portfolio is targeting three times the normal 7% position in repurchase agreements. The Portfolio is targeting additional liquid positions that mature in fewer than seven days, as well as 35–45% exposure in asset backed commercial paper ("ABCP"), which is eligible to be sold to the Fed at amortized cost under one of its liquidity support programs. We have been extending ABCP maturities into March and April 2009, seeking to lock in the higher yields offered there relative to maturities in January 2009.

The Portfolio continues to reduce exposure to issuers that have not received direct central bank support or guarantees or are not covered by one of the various Fed/Treasury programs. Without these supports, such securities carry more risk and could be illiquid if we had to sell them prior to maturity. We continue to reduce the Portfolio's floating rate exposure through maturities and secondarily via outright sales, as this sector is expected to underperform in a low interest rate environment.

Principal Risk Factors: Please see the "Notes to Financial Statements" section for information regarding the Capital Support Agreement that the Portfolio has entered into.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

*  Effective October 7, 2008, the Portfolio's investment objective was revised to state that it will seek to maintain a stable share price of $1.00 per share.

(1)  The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This index is intended to be the comparative index for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation as of December 31, 2008 (as a percent of net assets)
Commercial Paper	43.0%
U.S. Government Agency Obligations	17.0%
Corporate Bonds/Notes	13.1%
Repurchase Agreement	12.9%
Certificates of Deposit	2.8%
U.S. Treasury Notes	1.2%
Securities Lending Collateral	0.0%
Other Assets and Liabilities — Net	10.0%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Global Science and Technology Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio's Class I shares provided a total return of (39.82)% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the NYSE Arca Tech 100 IndexSM(2),which returned (37.00)% and (34.50)%, respectively, for the same period.

Portfolio Specifics: Over the past year, global equity markets suffered massive declines on the back of widespread market failures. During this time, the MSCI All-Country World Index closed down approximately 42.00% Looking back, the first half of 2008 saw a tug-of-war between the inflationary pressures of rising commodity prices and the deflationary pressures of collapsing credit markets. Once it became evident that inflation would not be an ongoing concern, central banks and governments shifted policy towards supporting economic growth. With the bailout of Bear Stearns in early March, followed by the unprecedented events of September, investor sentiment fell rapidly. As a result, equity volatility climbed, with the Chicago Board Options Exchange Volatility Index ("VIX") hitting its all-time high of roughly 90 on October 24. The year ended with a sharp rebound from mid-November lows as investors hoped economic recovery would be in store for 2009, but with concerns that those lows could be retested if data showed worse than expected economic conditions. In this environment, technology shares unperformed broader markets amidst uncertain economic conditions.

The Portfolio underperformed its reference benchmark, the NYSE Arca Tech 100SM Index for the fiscal year. Stock selection was the weakest component of attribution, while allocation effects somewhat offset these results. Within information technology ("IT"), weak selection came from internet software & services, communications equipment, and, to a lesser extent, from semiconductors and semiconductor equipment holdings. Names such as Baidu.com ADR, eBay, Inc., and VeriSign, Inc. within the internet software & services sub-industry fell by 50% or more during their holding periods. From an individual stock perspective, overweight positions in Apple, Inc., Google, Inc., and Microsoft Corp. had the greatest negative impact, as all experienced significant price depreciation over the period. In addition, stock selection within healthcare detracted, particularly within the pharmaceuticals and life science tools & services subsectors. Positive stock selection effects came from subindustries such as computer hardware and applications software, as we avoided or held underweights in many of the weakest names within these groups.

Overall allocation effects were positive. An underweight in the information technology sector over the time period contributed positively to allocation results. Within specific subsectors, holding an underweight in application software and computer hardware names contributed positively, as did overweighting the integrated telecommunications space. Additionally, holding cash in a down market helped preserve capital.

Current Strategy and Outlook: We continue to hold a diversified basket of technology shares as we remain cautious on the sector long-term. The industry cut production aggressively in response to the slower than expected demand in the fourth quarter of 2008 and the supply chain may need to be replenished in the near term. Longer-term, we believe there is excess production capacity that needs to be eliminated. Further, smaller players may struggle to stay alive due to credit strains and lack of liquidity. We continue to search for companies within IT that are the relative beneficiaries of the current distress and/or offer innovative new products. Within healthcare, we are relatively more constructive at this time on the large-cap biotechnology names, based on improving fundamentals and attractive valuations.

At year-end, the Portfolio was invested in IT, healthcare, industrials, and telecommunication services, with the remainder in consumer discretionary and consumer staples. Within IT, the Portfolio's primary overweights were in semiconductors, electronic components and home entertainment; significant underweights were in data processing & outsourced services, application software and communications equipment. Inside the healthcare portion of the portfolio, the Portfolio held overweights in healthcare equipment & supplies, and was underweight in pharmaceuticals and life science tools & services.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2008 (as a percent of net assets)
International Business Machines Corp.	3.7%
Apple, Inc.	3.4%
Amgen, Inc.	3.3%
Genentech, Inc.	3.0%
Qualcomm, Inc.	2.9%
Lockheed Martin Corp.	2.5%
Hewlett-Packard Co.	2.3%
Genzyme Corp.	2.2%
Oracle Corp.	2.1%
Medtronic, Inc.	2.1%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2008

	1 Year	5 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001
Class ADV	—	—	(1.22)%	—	—
Class I	(39.82)%	(3.25)%	—	(12.06)%	—
Class S(1)	(40.04)%	(3.51)%	—	—	(6.16)%
S&P 500® Index(2)	(37.00)%	(2.19)%	N/A(4)	(3.65)%	(0.36)%
NYSE Arca Tech 100 IndexSM(3)	(34.50)%	(2.13)%	N/A(4)	(6.08)%	(0.70)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(4) Since inception performance for the indices is not shown.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING VP Balanced Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV	$1,000.00	$782.00	1.12%	$5.02	$1,000.00	$1,019.51	1.12%	$5.69
Class I	1,000.00	784.60	0.62	2.78	1,000.00	1,022.02	0.62	3.15
Class S	1,000.00	783.50	0.87	3.90	1,000.00	1,020.76	0.87	4.42
ING VP Growth and Income Portfolio
Class ADV	$1,000.00	$696.40	1.10%	$4.69	$1,000.00	$1,019.61	1.10%	$5.58
Class I	1,000.00	698.50	0.60	2.56	1,000.00	1,022.12	0.60	3.05
Class S	1,000.00	697.10	0.85	3.63	1,000.00	1,020.86	0.85	4.32
ING Opportunistic LargeCap Growth Portfolio
Class ADV	$1,000.00	$664.40	1.24%	$5.19	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	666.70	0.74	3.10	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	665.70	0.99	4.15	1,000.00	1,020.16	0.99	5.03

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING VP Small Company Portfolio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
Class ADV(1)	$1,000.00	$1,040.40	1.35%	$0.60	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	735.40	0.85	3.71	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	734.10	1.10	4.79	1,000.00	1,019.61	1.10	5.58
ING Opportunistic LargeCap Value Portfolio
Class ADV	$1,000.00	$749.30	1.21%	$5.32	$1,000.00	$1,019.05	1.21%	$6.14
Class I	1,000.00	749.60	0.71	3.12	1,000.00	1,021.57	0.71	3.61
Class S	1,000.00	748.70	0.96	4.22	1,000.00	1,020.31	0.96	4.88
ING VP Intermediate Bond Portfolio
Class ADV	$1,000.00	$921.00	1.00%	$4.83	$1,000.00	$1,020.11	1.00%	$5.08
Class I	1,000.00	926.30	0.50	2.42	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	924.90	0.75	3.63	1,000.00	1,021.37	0.75	3.81
ING VP Money Market Portfolio
Class I	$1,000.00	$1,010.30	0.35%	$1.77	$1,000.00	$1,023.38	0.35%	$1.78
ING BlackRock Global Science and Technology Portfolio
Class ADV(1)	$1,000.00	$987.80	1.56%	$0.68	$1,000.00	$1,017.29	1.56%	$7.91
Class I	1,000.00	687.60	1.06	4.50	1,000.00	1,019.81	1.06	5.38
Class S	1,000.00	685.70	1.31	5.55	1,000.00	1,018.55	1.31	6.65

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was December 16, 2008. Expenses paid for the Actual Portfolio Return reflect the 16 day period ended December 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors/Trustees
ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Balanced Portfolio, ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING Opportunistic LargeCap Growth Portfolio (formerly, ING VP Growth Portfolio), ING VP Small Company Portfolio, ING Opportunistic LargeCap Value Portfolio (formerly, ING VP Value Opportunity Portfolio), and ING BlackRock Global Science and Technology Portfolio (formerly, ING VP Global Science and Technology Portfolio), each a series of ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2009

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING Opportunistic LargeCap Growth Portfolio	ING VP Small Company Portfolio
ASSETS:
Investments in securities at value+*	$621,389,188	$1,870,066,277	$66,337,602	$453,880,423
Short-term investments**	33,714,630	3,636,739	771,235	27,093,656
Short-term investments in affiliates***	3,543,000	8,173,000	765,000	9,691,000
Short-term investments at amortized cost	15,181,583	21,963,180	—	4,897,000
Cash	2,896,722	3,124	175	794
Cash collateral for futures	3,430,111	495,000	—	—
Foreign currencies at value****	—	25,298	—	—
Receivables:
Investment securities sold	3,175,224	15,730,296	1,943,832	3,051,816
Investment securities sold on a delayed-delivery or when-issued basis	36,910,412	—	—	—
Fund shares sold	164	508,384	17,316	575,164
Dividends and interest	2,445,320	3,645,141	69,693	508,740
Variation margin	513,647	59,500	—	—
Unrealized appreciation on forward foreign currency contracts	81,262	—	—	—
Upfront payments made on swap agreements	1,532,465	—	—	—
Unrealized appreciation on swap agreements	6,174,529	—	—	—
Prepaid expenses	36,793	110,498	4,565	24,041
Total assets	731,025,050	1,924,416,437	69,909,418	499,722,634
LIABILITIES:
Payable for investment securities purchased	3,186,254	4,099,523	1,983,441	5,972,857
Payable for investment securities purchased on a delayed-delivery or when-issued basis	78,845,362	—	—	—
Payable for fund shares redeemed	672,426	2,301,498	—	394,408
Payable for futures variation margin	38,250	—	—	—
Payable upon receipt of securities loaned	34,040,061	3,721,142	806,060	27,583,319
Payable for terminated investment contracts (Note 12)	716,432	—	—	—
Unrealized depreciation on forward foreign currency contracts	244,654	—	—	—
Upfront payments received on swap agreements	814,938	—	—	—
Unrealized depreciation on swap agreements	2,547,547	—	—	—
Payable to affiliates	281,626	932,471	37,786	301,326
Payable to custodian due to foreign currency overdraft*****	4,674	—	—	—
Payable for directors fees	17,194	38,166	6,670	7,967
Other accrued expenses and liabilities	116,033	295,706	39,690	68,641
Total liabilities	121,525,451	11,388,506	2,873,647	34,328,518
NET ASSETS	$609,499,599	$1,913,027,931	$67,035,771	$465,394,116
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$861,454,439	$4,654,067,773	$261,220,083	$652,033,039
Undistributed net investment income (distributions in excess of net investment income)	24,101,484	—	421,521	3,541,835
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(155,879,879)	(2,548,558,745)	(182,407,796)	(74,164,152)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(120,176,445)	(192,481,097)	(12,198,037)	(116,016,606)
NET ASSETS	$609,499,599	$1,913,027,931	$67,035,771	$465,394,116
+ Including securities loaned at value	$33,428,996	$3,518,884	$785,577	$27,375,069
* Cost of investments in securities	$744,243,467	$2,062,504,051	$78,500,814	$569,407,366
** Cost of short-term investments	$34,040,061	$3,721,142	$806,060	$27,583,319
*** Cost of short-term investments in affiliates	$3,543,000	$8,173,000	$765,000	$9,691,000
**** Cost of foreign currencies	$—	$24,622	$—	$—
***** Cost of foreign currency overdraft	$5,453	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING Opportunistic LargeCap Growth Portfolio	ING VP Small Company Portfolio
Class ADV:
Net assets	$629	$790,893	$589,506	$3,122
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.00	$0.001	$0.001
Shares outstanding	69	52,593	85,006	270
Net asset value and redemption price per share	$9.11	$15.04	$6.93	$11.58
Class I:
Net assets	$602,815,045	$1,622,085,238	$59,411,868	$420,626,499
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.00	$0.001	$0.001
Shares outstanding	65,666,210	107,384,135	8,537,443	35,951,337
Net asset value and redemption price per share	$9.18	$15.11	$6.96	$11.70
Class S:
Net assets	$6,683,925	$290,151,800	$7,034,397	$44,764,495
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.00	$0.001	$0.001
Shares outstanding	732,898	19,338,593	1,020,783	3,867,343
Net asset value and redemption price per share	$9.12	$15.00	$6.89	$11.57

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING Opportunistic LargeCap Value Portfolio	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING BlackRock Global Science and Technology Portfolio
ASSETS:
Investments in securities at value+*	$85,618,789	$3,131,220,860	$—	$136,172,288
Short-term investments**	4,865,356	361,444,378	741,749	5,437,097
Short-term investment in affiliates***	—	67,118,000	—	—
Short-term investments at amortized cost	—	427,195,573	1,386,906,572	—
Repurchase agreement	—	—	232,200,000	—
Cash	—	50,976,231	182,425,773	8,225,588
Cash collateral for futures	—	31,314,374	—	—
Foreign currencies at value****	—	219,290	—	1,192,758
Receivables:
Investment securities sold	282,123	2,270,118	—	—
Investment securities sold on a delayed-delivery or when-issued basis	—	1,033,108,041	—	—
Fund shares sold	1,816	247,006	180,958	564,799
Dividends and interest	165,690	20,510,686	2,606,221	117,107
Variation margin	—	7,024,532	—	—
Unrealized appreciation on forward foreign currency contracts	—	1,114,810	—	149,242
Upfront payments made on swap agreements	—	19,887,974	—	—
Unrealized appreciation on swap agreements	—	66,366,701	—	—
Prepaid expenses	5,206	158,292	86,142	7,395
Reimbursement due from manager	—	—	—	15,575
Total assets	90,938,980	5,220,176,866	1,805,147,415	151,881,849
LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	1,820,709,882	—	—
Payable for fund shares redeemed	178,955	58,681,156	4,845,606	303
Payable for futures variation margin	—	21,538	—	—
Payable upon receipt of securities loaned	4,910,714	337,644,986	891,150	5,516,457
Payable for terminated investment contracts (Note 12)	—	2,597,084	—	—
Unrealized depreciation on forward foreign currency contracts	—	3,411,380	—	751,086
Upfront payments received on swap agreements	—	9,372,272	—	—
Unrealized depreciation on swap agreements	—	28,758,878	—	—
Payable to affiliates	48,473	1,377,041	466,384	137,618
Payable to custodian due to bank overdraft	22,984	—	—	—
Payable for directors fees	4,636	36,705	17,092	1,068
Other accrued expenses and liabilities	27,524	160,993	94,258	25,904
Total liabilities	5,193,286	2,262,771,915	6,314,490	6,432,436
NET ASSETS	$85,745,694	$2,957,404,951	$1,798,832,925	$145,449,413
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,409,634	$3,544,232,942	$1,801,087,841	$237,461,122
Undistributed net investment income (distributions in excess of net investment income)	2,610,842	(24,551,451)	—	602,097
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(30,965,902)	(133,054,008)	(2,105,515)	(36,901,358)
Net unrealized depreciation on investments, foreign currency related transactions, futures, and swaps	(18,308,880)	(429,222,532)	(149,401)	(55,712,448)
NET ASSETS	$85,745,694	$2,957,404,951	$1,798,832,925	$145,449,413
+ Including securities loaned at value	$4,874,163	$328,881,005	$867,611	$5,459,636
* Cost of investments in securities	$103,882,311	$3,578,288,949	$—	$191,208,164
** Cost of short-term investments	$4,910,714	$364,068,271	$891,150	$5,516,457
*** Cost of short-term investment in affiliate	$—	$67,118,000	$—	$—
**** Cost of foreign currencies	$—	$228,104	$—	$1,188,402

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING Opportunistic LargeCap Value Portfolio	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING BlackRock Global Science and Technology Portfolio
Class ADV:
Net assets	$548	$836	n/a	$2,965
Shares authorized	100,000,000	unlimited	n/a	100,000,000
Par value	$0.001	$1.00	n/a	$0.001
Shares outstanding	64	75	n/a	912
Net asset value and redemption price per share	$8.52	$11.12	n/a	$3.25
Class I:
Net assets	$73,763,896	$1,803,886,303	$1,798,832,925	$55,898,668
Shares authorized	100,000,000	unlimited	unlimited	100,000,000
Par value	$0.001	$1.00	$1.00	$0.001
Shares outstanding	8,524,418	162,783,431	1,795,880,850	17,039,070
Net asset value and redemption price per share	$8.65	$11.08	$1.00	$3.28
Class S:
Net assets	$11,981,250	$1,153,517,812	n/a	$89,547,780
Shares authorized	100,000,000	unlimited	n/a	100,000,000
Par value	$0.001	$1.00	n/a	$0.001
Shares outstanding	1,395,847	104,819,711	n/a	27,527,309
Net asset value and redemption price per share	$8.58	$11.00	n/a	$3.25

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING VP Balanced Portfolio	ING VP Growth and Income Portfolio	ING Opportunistic LargeCap Growth Portfolio	ING VP Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$11,645,045	$52,272,689	$1,208,395	$7,523,478
Interest	17,864,681	778,577	5,749	47,371
Securities lending income, net	916,444	1,267,011	55,822	1,030,241
Total investment income	30,426,170	54,318,277	1,269,966	8,601,090
EXPENSES:
Investment management fees	4,238,780	12,112,516	652,226	4,109,492
Distribution and service fees:
Class ADV	6	4,948	5,224	—
Class S	21,753	336,286	32,947	47,625
Transfer agent fees	913	9,920	463	600
Administrative service fees	466,256	1,332,360	59,786	301,356
Shareholder reporting expense	83,590	217,627	20,470	37,995
Registration fees	839	2,286	—	464
Professional fees	213,605	276,624	22,335	64,215
Custody and accounting expense	141,200	259,268	22,590	73,270
Directors fees	58,580	181,745	13,176	42,653
Miscellaneous expense	52,925	132,312	13,446	37,269
Interest expense	172	3,675	1,135	1,982
Total expenses	5,278,619	14,869,567	843,798	4,716,921
Net waived and reimbursed fees	(15,078)	(16,163)	(173)	(11,852)
Brokerage commission recapture	—	(1,494)	(251)	—
Net expenses	5,263,541	14,851,910	843,374	4,705,069
Net investment income	25,162,629	39,466,367	426,592	3,896,021
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(145,750,821)	(659,681,636)	(42,958,725)	(73,348,618)
Foreign currency related transactions	(262,143)	45,539	—	—
Futures	(4,328,609)	(14,168,905)	—	—
Swaps	(1,565,179)	—	—	—
Payments by affiliates (Note 16)	—	2,198	—	—
Net realized loss on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(151,906,752)	(673,802,804)	(42,958,725)	(73,348,618)
Net change in unrealized appreciation or depreciation on:
Investments	(139,810,120)	(515,569,150)	(18,373,805)	(127,986,885)
Foreign currency related transactions	(375,416)	(4,473)	—	—
Futures	(86,769)	297,375	—	—
Swaps	2,334,219	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(137,938,086)	(515,276,248)	(18,373,805)	(127,986,885)
Net realized and unrealized loss on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(289,844,838)	(1,189,079,052)	(61,332,530)	(201,335,503)
Decrease in net assets resulting from operations	$(264,682,209)	$(1,149,612,685)	$(60,905,938)	$(197,439,482)
* Foreign taxes withheld	$27	$472,416	$7,964	$6,768
(1) Dividends from affiliates	$563,666	$635,125	$5,395	$419,603

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING Opportunistic LargeCap Value Portfolio	ING VP Intermediate Bond Portfolio	ING VP Money Market Portfolio	ING BlackRock Global Science and Technology Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,471,040	$5,593,126	$—	$1,598,902
Interest	4,090	178,467,228	52,722,090	196,769
Securities lending income, net	87,936	7,672,572	130,721	137,034
Total investment income	3,563,066	191,732,926	52,852,811	1,932,705
EXPENSES:
Investment management fees	743,715	13,786,402	4,386,202	1,507,847
Distribution and service fees:
Class ADV	4	8	—	—
Class S	44,358	3,039,126	—	202,881
Transfer agent fees	499	9,273	1,181	476
Administrative service fees	68,173	1,895,600	964,944	87,294
Shareholder reporting expense	17,529	238,400	139,812	12,816
Registration fees	—	2,446	6,303	—
Professional fees	11,555	526,656	235,750	33,970
Custody and accounting expense	18,567	384,217	208,950	49,406
Directors fees	10,178	234,669	109,620	11,878
Miscellaneous expense	12,826	406,880	83,986	9,248
Interest expense	184	2,895	—	—
Total expenses	927,588	20,526,572	6,136,748	1,915,816
Net waived and reimbursed fees	(126)	(103,127)	—	(32,093)
Net expenses	927,462	20,423,445	6,136,748	1,883,723
Net investment income	2,635,604	171,309,481	46,716,063	48,982
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND PAYMENTS BY AFFILIATES:
Net realized gain (loss) on:
Investments	(29,984,551)	(23,174,537)	2,471,989	(16,891,761)
Foreign currency related transactions	—	(3,391,686)	—	(451,040)
Futures	—	(52,196,592)	—	—
Swaps	—	(16,864,693)	—	—
Payments by affiliates (Note 16)	22,573	—	—	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(29,961,978)	(95,627,508)	2,471,989	(17,342,801)
Net change in unrealized appreciation or depreciation on:
Investments	(25,565,739)	(393,989,177)	(149,401)	(69,903,171)
Foreign currency related transactions	—	(4,002,008)	—	(459,168)
Futures	—	(13,542,791)	—	—
Swaps	—	28,607,066	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(25,565,739)	(382,926,910)	(149,401)	(70,362,339)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(55,527,717)	(478,554,418)	2,322,588	(87,705,140)
Increase (decrease) in net assets resulting from operations	$(52,892,113)	$(307,244,937)	$49,038,651	$(87,656,158)
* Foreign taxes withheld	$53,450	$—	$—	$90,259
(1) Dividends from affiliates	$4,014	$3,251,538	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Balanced Portfolio		ING VP Growth and Income Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$25,162,629	$30,275,597	$39,466,367	$39,549,958
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(151,906,752)	87,413,218	(673,802,804)	312,390,947
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(137,938,086)	(54,913,731)	(515,276,248)	(132,775,658)
Increase (decrease) in net assets resulting from operations	(264,682,209)	62,775,084	(1,149,612,685)	219,165,247
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24)	(27)	(11,483)	(15,923)
Class I	(30,852,412)	(30,215,749)	(33,754,627)	(39,306,243)
Class S	(281,504)	(258,983)	(5,751,055)	(348,348)
Net realized gains:
Class ADV	(81)	(40)	—	—
Class I	(79,796,689)	(44,705,487)	—	—
Class S	(795,569)	(414,002)	—	—
Total distributions	(111,726,279)	(75,594,288)	(39,517,165)	(39,670,514)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,172,233	10,060,036	347,174,111	8,193,101
Proceeds from shares issued in merger (Note 14)	—	—	353,711,801	74,681,070
Reinvestment of distributions	111,726,174	75,594,221	39,492,686	39,643,089
	116,898,407	85,654,257	740,378,598	122,517,260
Cost of shares redeemed	(187,770,892)	(210,666,560)	(460,715,815)	(582,395,681)
Net increase (decrease) in net assets resulting from capital share transactions	(70,872,485)	(125,012,303)	279,662,783	(459,878,421)
Net decrease in net assets	(447,280,973)	(137,831,507)	(909,467,067)	(280,383,688)
NET ASSETS:
Beginning of year	1,056,780,572	1,194,612,079	2,822,494,998	3,102,878,686
End of year	$609,499,599	$1,056,780,572	$1,913,027,931	$2,822,494,998
Undistributed net investment income at end of year	$24,101,484	$29,652,010	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Growth Portfolio		ING VP Small Company Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$426,592	$791,630	$3,896,021	$6,680,858
Net realized gain (loss) on investments	(42,958,725)	44,248,409	(73,348,618)	72,679,556
Net change in unrealized appreciation or depreciation on investments	(18,373,805)	(12,856,157)	(127,986,885)	(50,313,212)
Increase (decrease) in net assets resulting from operations	(60,905,938)	32,183,882	(197,439,482)	29,047,202
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(5,297)	—	—
Class I	(749,873)	(317,593)	(5,835,407)	(935,976)
Class S	(45,652)	(41,178)	(24,190)	—
Net realized gains:
Class I	—	—	(73,864,230)	(76,399,058)
Class S	—	—	(384,889)	(343,384)
Total distributions	(795,525)	(364,068)	(80,108,716)	(77,678,418)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,106,219	14,782,965	213,494,928	167,605,751
Proceeds from shares issued in merger (Note 14)	—	36,851,627	—	—
Reinvestment of distributions	795,525	364,068	80,108,716	77,678,418
	5,901,744	51,998,660	293,603,644	245,284,169
Cost of shares redeemed	(36,759,935)	(110,992,399)	(157,042,784)	(104,878,944)
Net increase (decrease) in net assets resulting from capital share transactions	(30,858,191)	(58,993,739)	136,560,860	140,405,225
Net increase (decrease) in net assets	(92,559,654)	(27,173,925)	(140,987,338)	91,774,009
NET ASSETS:
Beginning of year	159,595,425	186,769,350	606,381,454	514,607,445
End of year	$67,035,771	$159,595,425	$465,394,116	$606,381,454
Undistributed net investment income at end of year	$421,521	$790,454	$3,541,835	$5,914,678

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Opportunistic LargeCap Value Portfolio		ING VP Intermediate Bond Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$2,635,604	$2,650,025	$171,309,481	$150,321,596
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and payments by affiliates	(29,961,978)	25,750,024	(95,627,508)	59,827,309
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(25,565,739)	(22,057,799)	(382,926,910)	(39,635,582)
Increase (decrease) in net assets resulting from operations	(52,892,113)	6,342,250	(307,244,937)	170,513,323
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(11)	(17)	(47)	(34)
Class I	(2,288,554)	(2,729,403)	(118,136,444)	(83,987,331)
Class S	(316,610)	(385,996)	(72,938,302)	(38,555,643)
Net realized gains:
Class ADV	(140)	—	(23)	—
Class I	(17,966,905)	—	(47,870,738)	—
Class S	(3,013,623)	—	(29,295,110)	—
Total distributions	(23,585,843)	(3,115,416)	(268,240,664)	(122,543,008)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,563,145	1,549,317	1,096,749,148	1,136,671,743
Proceeds from shares issued in merger (Note 14)	—	—	48,015,614	—
Reinvestment of distributions	23,585,688	3,115,398	268,200,908	122,517,553
	25,148,833	4,664,715	1,412,965,670	1,259,189,296
Cost of shares redeemed	(30,249,954)	(41,972,831)	(1,226,745,331)	(490,715,350)
Net increase (decrease) in net assets resulting from capital share transactions	(5,101,121)	(37,308,116)	186,220,339	768,473,946
Net increase (decrease) in net assets	(81,579,077)	(34,081,282)	(389,265,262)	816,444,261
NET ASSETS:
Beginning of year	167,324,771	201,406,053	3,346,670,213	2,530,225,952
End of year	$85,745,694	$167,324,771	$2,957,404,951	$3,346,670,213
Undistributed net investment income (distributions in excess of net investment income) at end of year	$2,610,842	$2,600,516	$(24,551,451)	$22,702,254

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Money Market Portfolio		ING BlackRock Global Science and Technology Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income (loss)	$46,716,063	$77,934,256	$48,982	$(214,304)
Net realized gain (loss) on investments and foreign currency related transactions	2,471,989	43,078	(17,342,801)	9,815,376
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(149,401)	—	(70,362,339)	4,940,443
Increase (decrease) in net assets resulting from operations	49,038,651	77,977,334	(87,656,158)	14,541,515
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(124,653,168)	(57,130,928)	—	—
Total distributions	(124,653,168)	(57,130,928)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	384,970,723	503,402,892	52,450,776	17,784,780
Proceeds from shares issued in merger (Note 14)	—	—	123,216,459	—
Reinvestment of distributions	124,653,168	57,130,928	—	—
	509,623,891	560,533,820	175,667,235	17,784,780
Cost of shares redeemed	(346,315,736)	(226,091,022)	(41,644,715)	(15,393,467)
Net increase in net assets resulting from capital share transactions	163,308,155	334,442,798	134,022,520	2,391,313
Net increase in net assets	87,693,638	355,289,204	46,366,362	16,932,828
NET ASSETS:
Beginning of year	1,711,139,287	1,355,850,083	99,083,051	82,150,223
End of year	$1,798,832,925	$1,711,139,287	$145,449,413	$99,083,051
Undistributed net investment income at end of year	$—	$77,924,640	$602,097	$131,809

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING VP Balanced Portfolio
Class ADV
12-31-08	14.34	0.29		(4.03)	(3.74)	0.34	1.15	—	1.49	9.11
12-31-07	14.65	0.29		0.37	0.66	0.39	0.58	—	0.97	14.34
12-29-06(4)-12-31-06	14.65	(0.00	)*	—	(0.00)*	—	—	—	—	14.65
Class I
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—	1.60	9.18
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—	0.97	14.45
12-31-06	13.64	0.34	•	1.00	1.34	0.33	—	—	0.33	14.65
12-31-05	13.40	0.29	•	0.27	0.56	0.32	—	—	0.32	13.64
12-31-04	12.50	0.29		0.87	1.16	0.26	—	—	0.26	13.40
Class S
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—	1.56	9.12
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—	0.94	14.36
12-31-06	13.58	0.32	•	0.97	1.29	0.30	—	—	0.30	14.57
12-31-05	13.35	0.27		0.25	0.52	0.29	—	—	0.29	13.58
12-31-04	12.49	0.22		0.89	1.11	0.25	—	—	0.25	13.35
ING VP Growth and Income Portfolio
Class ADV
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—	0.22	15.04
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—	0.33	24.61
12-20-06(4)-12-31-06	23.70	0.01	•	(0.06)	(0.05)	0.27	—	—	0.27	23.38
Class I
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—	0.32	15.11
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—	0.35	24.76
12-31-06	20.71	0.25	•	2.69	2.94	0.27	—	—	0.27	23.38
12-31-05	19.35	0.23		1.35	1.58	0.22	—	—	0.22	20.71
12-31-04	18.28	0.28		1.24	1.52	0.45	—	—	0.45	19.35
Class S
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—	0.30	15.00
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—	0.33	24.63
12-31-06	20.69	0.20	•	2.64	2.84	0.23	—	—	0.23	23.30
12-31-05	19.34	0.14		1.41	1.55	0.20	—	—	0.20	20.69
12-31-04	18.26	0.21		1.26	1.47	0.39	—	—	0.39	19.34
ING Opportunistic LargeCap Growth Portfolio
Class ADV
12-31-08	12.46	(0.01	)•	(5.52)	(5.53)	—	—	—	—	6.93
12-31-07	10.65	(0.02	)•	1.85	1.83	0.02	—	—	0.02	12.46
12-29-06(4)-12-31-06	10.65	(0.00	)*	—	(0.00)*	—	—	—	—	10.65
Class I
12-31-08	12.53	0.05		(5.54)	(5.49)	0.08	—	—	0.08	6.96
12-31-07	10.65	0.05	•	1.85	1.90	0.02	—	—	0.02	12.53
12-31-06	10.38	0.02	•	0.26	0.28	0.01	—	—	0.01	10.65
12-31-05	9.56	0.02		0.87	0.89	0.07	—	—	0.07	10.38
12-31-04	8.93	0.06		0.58	0.64	0.01	—	—	0.01	9.56
Class S
12-31-08	12.39	0.02	•	(5.49)	(5.47)	0.03	—	—	0.03	6.89
12-31-07	10.56	0.00	*	1.85	1.85	0.02	—	—	0.02	12.39
12-31-06	10.31	(0.01)		0.26	0.25	—	—	—	—	10.56
12-31-05	9.50	(0.00	)*	0.85	0.85	0.04	—	—	0.04	10.31
12-31-04	8.88	0.04		0.58	0.62	—	—	—	—	9.50

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING VP Balanced Portfolio
Class ADV
12-31-08	(28.62)		1.12	1.12	†	1.12	†	2.44	†	1	294
12-31-07	4.78		1.10	1.10	†	1.10	†	2.05	†	1	257
12-29-06(4)-12-31-06	—		1.10	1.10	†	1.10	†	(1.10	)†	1	236
Class I
12-31-08	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
12-31-06	9.99		0.60	0.60	†	0.60	†	2.44	†	1,183,928	236
12-31-05	4.24		0.60	0.60		0.60		2.30		1,236,327	308
12-31-04	9.42		0.59	0.59		0.59		2.15		1,357,854	272
Class S
12-31-08	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
12-31-06	9.62		0.85	0.85	†	0.85	†	2.29	†	10,683	236
12-31-05	3.99		0.85	0.85		0.85		2.06		3,170	308
12-31-04	9.06		0.84	0.84		0.84		1.98		3,116	272
ING VP Growth and Income Portfolio
Class ADV
12-31-08	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-08	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
12-31-05	8.13		0.59	0.59		0.59		1.03		3,146,025	80
12-31-04	8.39		0.58	0.58		0.58		1.41		3,531,422	139
Class S
12-31-08	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146
12-31-06	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
12-31-05	7.98		0.84	0.84		0.84		0.78		2,431	80
12-31-04	8.10		0.83	0.83		0.83		1.18		1,776	139
ING Opportunistic LargeCap Growth Portfolio
Class ADV
12-31-08	(44.38)		1.24	1.24	†	1.24	†	(0.08	)†	590	259
12-31-07	17.21		1.20	1.20	†	1.20	†	(0.18	)†	1,386	279
12-29-06(4)-12-31-06	—		1.19	1.19		1.19		(1.19)		1	188
Class I
12-31-08	(44.06)		0.74	0.74	†	0.74	†	0.43	†	59,412	259
12-31-07	17.86		0.70	0.70	†	0.70	†	0.42	†	137,104	279
12-31-06	2.65		0.69	0.69		0.69		0.19		186,495	188
12-31-05	9.38	(b)	0.69	0.69		0.69		0.08		175,297	119
12-31-04	7.19		0.69	0.69		0.69		0.61		193,280	123
Class S
12-31-08	(44.21)		0.99	0.99	†	0.99	†	0.17	†	7,034	259
12-31-07	17.54		0.95	0.95	†	0.95	†	0.23	†	21,105	279
12-31-06	2.42		0.94	0.94		0.94		(0.06)		273	188
12-31-05	9.05	(b)	0.94	0.94		0.94		(0.17)		285	119
12-31-04	6.98		0.94	0.94		0.94		0.44		356	123

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING VP Small Company Portfolio
Class ADV
12-16-08(4)-12-31-08	11.13	0.00	*•	0.45	0.45	—	—	—	—	11.58
Class I
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18	2.27	—	2.45	11.70
12-31-07	21.70	0.24	•	0.99	1.23	0.04	3.33	—	3.37	19.56
12-31-06	21.65	0.05		3.46	3.51	0.09	3.37	—	3.46	21.70
12-31-05	19.94	0.10		1.92	2.02	0.03	0.28	—	0.31	21.65
12-31-04	17.48	0.04		2.47	2.51	0.05	—	—	0.05	19.94
Class S
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—	2.41	11.57
12-31-07	21.54	0.18	•	1.00	1.18	—	3.33	—	3.33	19.39
12-31-06	21.59	(0.05	)•	3.41	3.36	0.04	3.37	—	3.41	21.54
12-31-05	19.90	0.06		1.92	1.98	0.01	0.28	—	0.29	21.59
12-31-04	17.49	0.03	•	2.43	2.46	0.05	—	—	0.05	19.90
ING Opportunistic LargeCap Value Portfolio
Class ADV
12-31-08	15.82	0.20		(5.19)	(4.99)	0.16	2.15	—	2.31	8.52
12-31-07	15.72	0.16		0.20	0.36	0.26	—	—	0.26	15.82
12-29-06(4)-12-31-06	15.72	(0.00	)*	—	(0.00)*	—	—	—	—	15.72
Class I
12-31-08	16.05	0.29		(5.27)	(4.98)	0.27	2.15	—	2.42	8.65
12-31-07	15.84	0.23	•	0.24	0.47	0.26	—	—	0.26	16.05
12-31-06	13.84	0.23	•	1.98	2.21	0.21	—	—	0.21	15.84
12-31-05	13.19	0.19	•	0.71	0.90	0.25	—	—	0.25	13.84
12-31-04	12.08	0.24		0.98	1.22	0.11	—	—	0.11	13.19
Class S
12-31-08	15.93	0.26		(5.23)	(4.97)	0.23	2.15	—	2.38	8.58
12-31-07	15.72	0.19	•	0.24	0.43	0.22	—	—	0.22	15.93
12-31-06	13.77	0.19	•	1.96	2.15	0.20	—	—	0.20	15.72
12-31-05	13.12	0.16	•	0.71	0.87	0.22	—	—	0.22	13.77
12-31-04	12.03	0.13		1.05	1.18	0.09	—	—	0.09	13.12
ING VP Intermediate Bond Portfolio
Class ADV
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62	0.30	—	0.92	11.12
12-31-07	12.96	0.63		0.09	0.72	0.45	—	—	0.45	13.23
12-20-06(4)-12-31-06	13.53	0.02		(0.06)	(0.04)	0.53	—	—	0.53	12.96
Class I
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75	0.30	—	1.05	11.08
12-31-07	12.96	0.69	•	0.08	0.77	0.51	—	—	0.51	13.22
12-31-06	12.97	0.65	•	(0.12)	0.53	0.54	—	—	0.54	12.96
12-31-05	13.14	0.54		(0.13)	0.41	0.51	0.07	—	0.58	12.97
12-31-04	14.15	0.53		0.13	0.66	1.11	0.56	—	1.67	13.14
Class S
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72	0.30	—	1.02	11.00
12-31-07	12.89	0.65	•	0.08	0.73	0.48	—	—	0.48	13.14
12-31-06	12.91	0.61	•	(0.12)	0.49	0.51	—	—	0.51	12.89
12-31-05	13.09	0.41		(0.03)	0.38	0.49	0.07	—	0.56	12.91
12-31-04	14.13	0.40		0.22	0.62	1.10	0.56	—	1.66	13.09

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING VP Small Company Portfolio
Class ADV
12-16-08(4)-12-31-08	4.04		1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-08	(31.05)		0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	5.90		0.84	0.84	†	0.84	†	1.16	†	603,492	106
12-31-06	16.79		0.85	0.85	†	0.85	†	0.26	†	512,446	83
12-31-05	10.27	(b)	0.85	0.85		0.85		0.43		393,700	72
12-31-04	14.39		0.84	0.84		0.84		0.21		461,014	93
Class S
12-31-08	(31.28)		1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	5.68		1.09	1.09	†	1.09	†	0.90	†	2,890	106
12-31-06	16.07		1.10	1.10	†	1.10	†	(0.24	)†	2,162	83
12-31-05	10.05	(b)	1.10	1.10		1.10		0.26		68,768	72
12-31-04	14.09		1.09	1.09		1.09		0.19		72,225	93
ING Opportunistic LargeCap Value Portfolio
Class ADV
12-31-08	(36.01	)(a)	1.21	1.21	†	1.21	†	1.68	†	1	132
12-31-07	2.33		1.19	1.19	†	1.19	†	0.99	†	1	197
12-29-06(4)-12-31-06	—		1.19	1.19		1.19		(1.19)		1	83
Class I
12-31-08	(35.61	)(a)	0.71	0.71	†	0.71	†	2.16	†	73,764	132
12-31-07	3.01		0.69	0.69	†	0.69	†	1.44	†	143,438	197
12-31-06	16.10		0.69	0.69		0.69		1.58		173,014	83
12-31-05	6.95		0.70	0.70		0.70		1.47		178,828	94
12-31-04	10.15		0.69	0.69		0.69		1.61		219,889	16
Class S
12-31-08	(35.80	)(a)	0.96	0.96	†	0.96	†	1.91	†	11,981	132
12-31-07	2.77		0.94	0.94	†	0.94	†	1.19	†	23,886	197
12-31-06	15.77		0.94	0.94		0.94		1.32		28,391	83
12-31-05	6.76		0.95	0.95		0.95		1.18		30,125	94
12-31-04	9.88		0.94	0.94		0.94		1.36		3,505	16
ING VP Intermediate Bond Portfolio
Class ADV
12-31-08	(9.16)		1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	5.60	(a)	0.99	0.99	†	0.99	†	4.77	†	1	438
12-20-06(4)-12-31-06	(0.30)		0.99	0.99	†	0.99	†	6.82	†	1	390
Class I
12-31-08	(8.41)		0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	5.95	(a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
12-31-06	4.06		0.49	0.49	†	0.49	†	4.97	†	1,909,376	390
12-31-05	3.14		0.49	0.49		0.49		4.14		1,148,075	589
12-31-04	4.88		0.48	0.48		0.48		3.79		1,092,938	407
Class S
12-31-08	(8.73)		0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	5.70	(a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
12-31-06	3.77		0.74	0.74	†	0.74	†	4.69	†	620,849	390
12-31-05	2.94		0.74	0.74		0.74		3.94		617,269	589
12-31-04	4.58		0.73	0.73		0.73		3.52		301,346	407

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)
ING VP Money Market Portfolio(c)
Class I
12-31-08	1.05	0.02	0.00	0.02	0.07	—	—	0.07	1.00
12-31-07	1.04	0.05	(0.00)	0.05	0.04	—	—	0.04	1.05
12-31-06	1.02	0.05	0.00	0.05	0.03	—	—	0.03	1.04
12-31-05	1.00	0.03	(0.00)	0.03	0.01	—	—	0.01	1.02
12-31-04	1.00	0.01	(0.00)	0.01	0.01	—	—	0.01	1.00
ING BlackRock Global Science and Technology Portfolio
Class ADV
12-16-08(4)-12-31-08	3.29	(0.01)	(0.03)	(0.04)	—	—	—	—	3.25
Class I
12-31-08	5.45	0.00 *	(2.17)	(2.17)	—	—	—	—	3.28
12-31-07	4.58	(0.01)	0.88	0.87	—	—	—	—	5.45
12-31-06	4.27	(0.01)	0.32	0.31	—	—	—	—	4.58
12-31-05	3.82	(0.02)	0.47	0.45	—	—	—	—	4.27
12-31-04	3.87	(0.03)	(0.02)	(0.05)	—	—	—	—	3.82
Class S
12-31-08	5.42	(0.01)	(2.16)	(2.17)	—	—	—	—	3.25
12-31-07	4.56	(0.02)	0.88	0.86	—	—	—	—	5.42
12-31-06	4.27	(0.02)	0.31	0.29	—	—	—	—	4.56
07-20-05(5)-12-31-05	3.90	(0.01)	0.38	0.37	—	—	—	—	4.27
01-01-03 -12-16-03(5)	2.65	(0.07)	1.09	1.02	—	—	—	—	3.67
12-31-02	4.53	(0.04)	(1.84)	(1.88)	—	—	—	—	2.65

		Ratios to average net assets				Supplemental data
	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING VP Money Market Portfolio(c)
Class I
12-31-08	2.67	0.35	0.35	0.35	2.66	1,798,833	—
12-31-07	5.13	0.33	0.33	0.33	5.03	1,711,139	—
12-31-06	4.88	0.34	0.34	0.34	4.79	1,355,850	—
12-31-05	2.98	0.35	0.35	0.35	2.93	1,073,018	—
12-31-04	1.06	0.34	0.34	0.34	1.11	1,101,471	—
ING BlackRock Global Science and Technology Portfolio
Class ADV
12-16-08(4)-12-31-08	(1.22)	1.58	1.56	1.56	(2.08)	3	137
Class I
12-31-08	(39.82)	1.08	1.06	1.06	0.09	55,899	137
12-31-07	19.00	1.08	1.08	1.08	(0.24)	97,943	84
12-31-06	7.26	1.08	1.08	1.08	(0.29)	81,599	129
12-31-05	11.78	1.06	1.06	1.06	(0.48)	84,523	118
12-31-04	(1.29)	1.05	1.05	1.05	(0.67)	86,291	163
Class S
12-31-08	(40.04)	1.33	1.31	1.31	(0.02)	89,548	137
12-31-07	18.86	1.33	1.33	1.33	(0.50)	1,140	84
12-31-06	6.79	1.33	1.33	1.33	(0.51)	551	129
07-20-05(5)-12-31-05	9.49	1.31	1.31	1.31	(0.73)	78	118
01-01-03 -12-16-03(5)	38.49	1.35	1.35	1.36	(1.13)	—	15
12-31-02	(41.50)	1.36	1.36	1.37	(1.14)	7	61

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(5)  Class S was fully redeemed on December 16, 2003 and recommenced operations on July 20, 2005.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)  There was no impact on total return by the affiliate payment in Note 16.

(b)  In 2005, the Investment Adviser fully reimbursed each Portfolio for a loss incurred from a transaction not meeting a Portfolio's investment's guidelines. There was no impact on total return.

(c)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING VP Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING VP Intermediate Bond Portfolio, and ING VP Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING VP Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one portfolio, ING VP Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has fifteen active separate portfolios. The four portfolios that are in this report are: ING Opportunistic LargeCap Growth Portfolio ("Opportunistic LargeCap Growth"), formerly, ING VP Growth Portfolio, ING VP Small Company Portfolio ("Small Company"), ING Opportunistic LargeCap Value Portfolio ("Opportunistic LargeCap Value"), formerly, ING VP Value Opportunity Portfolio and ING BlackRock Global Science and Technology Portfolio ("Global Science and Technology"), formerly, ING VP Global Science and Technology Portfolio. ING VP Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Intermediate Bond Portfolio ("Intermediate Bond"). ING VP Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

The following is a brief description of each Portfolio's investment objective:

•  Balanced seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects;

•  Growth and Income seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock;

•  Opportunistic LargeCap Growth seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer growth potential;

•  Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities of companies with smaller market capitalizations;

•  Opportunistic LargeCap Value seeks growth of capital primarily through investment in a diversified portfolio of common stocks;

•  Intermediate Bond seeks to maximize total return consistent with reasonable risk;

•  Money Market seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market investments while maintaining a stable share price of $1.00(1); and

•  Global Science and Technology seeks long-term capital appreciation.

(1)  Effective October 7, 2008, Money Market seeks to maintain a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

Each Portfolio offers Class I and Class S shares. Each Portfolio except Money Market offers Adviser ("ADV") Class shares. The three classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent directors/trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC ("ING Investments'' or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the sub-adviser to each Portfolio, with the exception of Global Science and Technology. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES`

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Money Market uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are subject to market, credit and counterparty risk, occasionally in excess of their value in the Statements of Assets and Liabilities.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Opportunistic LargeCap Growth, Small Company, Opportunistic LargeCap Value and Global Science and Technology declare and pay dividends annually. Growth and Income and Intermediate Bond, declare and pay dividends semi-annually. Prior to October 7, 2008, Money Market declared and paid dividends annually. As of October 7, 2008, Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. The Portfolios may not invest more than 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

K.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L.  Mortgage Dollar Roll Transactions. Each Portfolio, except Opportunistic LargeCap Growth and Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

secondary market or from the inability of counterparties to meet the terms of the contract.

N.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio's Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products. Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio's Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements ("ISDA Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

O.  Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or a substantially similar security at an agreed upon price and date. Reverse repurchase agreements are considered borrowings and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a gain for a Portfolio depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio's yield; however, such transactions also increase a Portfolio's risk to capital and may result in a shareholder's loss of principal.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$1,146,916,738	$1,184,079,684
Growth and Income	4,267,210,327	4,058,289,248
Opportunistic LargeCap Growth	284,797,441	316,851,194
Small Company	848,908,212	782,831,665
Opportunistic LargeCap Value	164,894,364	190,992,277
Intermediate Bond	1,394,441,391	1,094,966,801
Global Science and Technology	220,265,099	209,163,558

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,360,023,367	$1,464,639,454
Intermediate Bond	23,192,553,129	23,331,428,772

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Opportunistic LargeCap Growth	0.600%
Small Company	0.750%
Opportunistic LargeCap Value	0.600%
Intermediate Bond	0.400%
Money Market	0.250%
Global Science and Technology	0.950%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Global Science and Technology. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Global Science and Technology pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2008, the Investment Adviser for Balanced, Growth and Income, Opportunistic LargeCap Growth, Small Company, Opportunistic LargeCap Value and Intermediate Bond waived $15,078, $16,163, $173, $11,852, $126, and $103,127 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$252,394	$27,849	$1,383	$281,626
Growth and Income	786,025	86,529	59,917	932,471
Opportunistic LargeCap Growth	33,048	3,033	1,705	37,786
Small Company	272,979	20,056	8,291	301,326
Opportunistic LargeCap Value	42,142	3,864	2,467	48,473
Intermediate Bond	989,940	137,803	249,298	1,377,041
Money Market	382,283	84,101	—	466,384
Global Science and Technology	112,876	6,535	18,207	137,618

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2008, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Balanced (91.33%); Growth and Income (72.49%); Opportunistic LargeCap Growth (90.46%); Small Company (44.37%); Opportunistic LargeCap Value (82.99%); Intermediate Bond (31.71%); Money Market (98.28%); and Global Science and Technology (38.10%)

ING LifeStyle Aggressive Growth Portfolio — Small Company (5.21%)

ING LifeStyle Growth Portfolio — Small Company (20.00%)

ING LifeSyle Moderate Growth Portfolio — Small Company (5.61%); and Intermediate Bond (6.15%)

ING USA Annuity and Life Insurance Company — Growth and Income (14.52%); Small Company (9.37%); Opportunistic LargeCap Value (13.60%); Intermediate Bond (39.21%); and Global Science and Technology (60.26%)

Reliastar Life Insurance Company — Opportunistic LargeCap Growth (7.65%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

For the year ended December 31, 2008, Global Science and Technology placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the Investment Adviser. The commissions paid to the affiliated firm, ING Baring LLC, was $3,081.

On September 16, 2008, Money Market obtained a commitment from the Adviser that an affiliate of ING Groep will provide capital support with respect to certain of its portfolio holdings. The Portfolio entered into a Capital Support Agreement ("Agreement") with ING America Insurance Holdings, Inc., a Delaware corporation ("Capital Support Provider" or "CSP"). The Agreement established certain circumstances ("Contribution Event") where the CSP is obligated to make a cash contribution ("Capital Contribution") to the Portfolio in an amount sufficient for the Portfolio to maintain its market-based net asset value per share ("NAV") at no less than $0.9950. The maximum amount that the CSP would be required to contribute under the Agreement is an amount equal to the outstanding principal balance of certain notes (American General Finance Corp.) ("Notes") held by the Portfolio as a portfolio security on the date of the Contribution Event.

The obligation of the CSP to make Capital Contributions under the Agreement terminates upon the earlier to occur: (i) of the repayment in full, in cash, of all the Notes; (ii) the CSP having made Capital Contributions, in the aggregate, equal to the maximum contribution amount and; (iii) so long as the CSP is not in default with respect to its obligations arising under the Agreement, October 2, 2008 ("Termination Date").

In addition, the Portfolio agreed to sell the Notes: (i) within fifteen (15) calendar days following any change in the CSP's short-term credit ratings such that the CSP's short-term obligations no longer qualify as "First Tier Securities," (as defined in Rule 2a-7); or (ii) on the business day immediately prior to the Termination Date, provided that the Portfolio shall not be required to complete any such sale if (A) the amount the Portfolio expects to receive on such sale date would not result in a loss or the payment of a Capital Contribution, or (B) with respect to an event described above in the first sentence of this paragraph, if the CSP substitutes an obligation or credit support that satisfies the requirement of a First Tier Security within fifteen (15) calendar days from the occurrence of such event and during that 15-day period the CSP's obligations qualify as "Second Tier Securities" (as defined in Rule 2a-7).

On October 2, 2008, American General Finance Corp. commercial paper held by the Portfolio matured at par of $37,500,000. Since the commercial paper was paid in full upon maturity, ING America Insurance Holdings, Inc. was not required to make a capital contribution pursuant to the Capital Support Agreement.

In the event that the Portfolio had received a Capital Contribution from the CSP with respect to the Notes and subsequently received additional payments from, or on behalf of, the Issuer in respect of the Notes, the Portfolio would have repaid the CSP the lesser of the amount of the Capital Contribution or the amount of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

such subsequent payments, provided that in no event shall such repayment to the CSP cause the Portfolio's NAV per share to fall below $0.9950.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S
Opportunistic LargeCap Growth	1.30%	0.80%	1.05%
Small Company	1.45%	0.95%	1.20%
Opportunistic LargeCap Value	1.30%	0.80%	1.05%
Global Science and Technology(1)	1.55%	1.05%	1.30%

(1) Prior to April 28, 2008, the expense limits for Global Science and Technology were 1.15% and 1.40% for Class I and Class S, respectively.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2008, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31
	2009	2010	2011	Total
Global Science and Technology	$—	$—	$32,093	$32,093

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Citi Credit Agreement ") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Citi Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of the commitment fee.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement with Citibank, N.A. for an aggregate amount of $100,000,000. The Citi Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the "BNY Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000, not to exceed $50,000,000 with respect to any one Portfolio or 10% of the Portfolio's value of total assets if Net Asset Value is less than $25,000,000 effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the BNY Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreements accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2008:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Balanced	3	$600,000	3.49%
Growth and Income	7	6,557,143	2.93
Opportunistic LargeCap Growth	7	2,061,429	2.88
Small Company	6	4,631,667	2.61
Opportunistic LargeCap Value	5	324,000	4.15
Intermediate Bond	4	9,072,500	2.92

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
12-31-07	2	—	—	—	2	28	—	—	—	28
Class I
12-31-08	354,934	—	9,121,937	(16,235,628)	(6,758,757)	3,692,548	—	110,649,102	(185,483,682)	(71,142,032)
12-31-07	601,762	—	5,397,784	(14,407,746)	(8,408,200)	8,646,382	—	74,921,236	(208,308,305)	(124,740,687)
Class S
12-31-08	125,814	—	89,235	(198,053)	16,996	1,479,685	—	1,077,072	(2,287,198)	269,559
12-31-07	98,592	—	48,696	(164,770)	(17,482)	1,413,626	—	672,985	(2,358,255)	(271,644)
Growth and Income
Class ADV
12-31-08	40,306	—	792	(37,703)	3,395	848,718	—	11,483	(780,408)	79,793
12-31-07	4,938	114,031	642	(70,456)	49,155	122,979	2,802,427	15,909	(1,754,815)	1,186,500
Class I
12-31-08	11,913,505	—	2,316,631	(19,771,802)	(5,541,666)	251,520,863	—	33,730,148	(402,121,000)	(116,869,989)
12-31-07	203,330	2,058,554	1,574,933	(23,418,770)	(19,581,953)	4,950,308	50,909,777	39,278,832	(576,312,116)	(481,173,199)
Class S
12-31-08	4,145,988	16,787,613	397,722	(3,014,524)	18,316,799	94,804,530	353,711,801	5,751,055	(57,814,407)	396,452,979
12-31-07	126,276	852,618	14,041	(175,331)	817,604	3,119,814	20,968,866	348,348	(4,328,750)	20,108,278
Opportunistic LargeCap Growth
Class ADV
12-31-08	41,857	—	—	(68,101)	(26,244)	449,026	—	—	(677,704)	(228,678)
12-31-07	83,613	260,860	493	(233,810)	111,156	977,275	2,856,192	5,295	(2,637,192)	1,201,570
Class I
12-31-08	252,635	—	69,368	(2,727,762)	(2,405,759)	2,567,062	—	749,873	(27,428,648)	(24,111,713)
12-31-07	978,074	294,101	29,544	(7,868,207)	(6,566,488)	11,185,278	3,220,605	317,595	(92,737,170)	(78,013,692)
Class S
12-31-08	221,013	—	4,259	(907,567)	(682,295)	2,090,131	—	45,652	(8,653,583)	(6,517,800)
12-31-07	225,599	2,834,516	3,866	(1,386,799)	1,677,182	2,620,412	30,774,830	41,178	(15,618,037)	17,818,383
Small Company
Class ADV
12-16-08(1) - 12-31-08	270	—	—	—	270	3,000	—	—	—	3,000
Class I
12-31-08	9,251,093	—	4,962,617	(9,110,644)	5,103,066	147,087,480	—	79,699,637	(145,489,311)	81,297,806
12-31-07	8,292,290	—	4,011,153	(5,072,403)	7,231,040	166,568,181	—	77,335,029	(104,467,481)	139,435,729
Class S
12-31-08	4,478,420	—	25,696	(785,827)	3,718,289	66,404,448	—	409,079	(11,553,473)	55,260,054
12-31-07	50,908	—	17,941	(20,147)	48,702	1,037,570	—	343,389	(411,463)	969,496
Opportunistic LargeCap Value
Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12-31-07	1	—	—	—	1	16	—	—	—	16
Class I
12-31-08	136,501	—	1,629,562	(2,175,855)	(409,792)	1,384,980	—	20,255,455	(25,817,102)	(4,176,667)
12-31-07	69,432	—	171,661	(2,226,807)	(1,985,714)	1,122,023	—	2,729,402	(36,232,111)	(32,380,686)
Class S
12-31-08	14,810	—	269,654	(387,908)	(103,444)	178,165	—	3,330,233	(4,432,841)	(924,443)
12-31-07	26,164	—	24,430	(357,045)	(306,451)	427,278	—	385,996	(5,740,720)	(4,927,446)
Intermediate Bond
Class ADV
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
12-31-07	1	—	—	—	1	13	—	—	—	13
Class I
12-31-08	53,358,622	2,918,609	14,350,541	(79,274,180)	(8,646,408)	686,343,323	37,264,333	165,967,496	(993,285,707)	(103,710,555)
12-31-07	49,001,222	—	6,365,573	(31,214,224)	24,152,571	650,399,991	—	83,961,911	(414,573,638)	319,788,264

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class S
12-31-08	32,168,698	848,254	8,949,716	(19,339,594)	22,627,074	410,405,825	10,751,281	102,233,412	(233,459,612)	289,930,906
12-31-07	36,862,315	—	2,943,179	(5,787,371)	34,018,123	486,271,739	—	38,555,642	(76,141,712)	448,685,669
Money Market
Class I
Share amounts have been restated to reflect the stock split of 12.926 shares to 1 share that occurred on October 7, 2008.
12-31-08	376,836,805	—	124,220,563	(342,541,056)	158,516,312	384,970,723	—	124,653,168	(346,315,736)	163,308,155
12-31-07	492,258,712	—	57,241,641	(220,329,215)	329,171,138	503,402,892	—	57,130,928	(226,091,022)	334,442,798
Global Science and Technology
Class ADV
12-16-08(1) - 12-31-08	912	—	—	—	912	3,000	—	—	—	3,000
Class I
12-31-08	3,072,997	—	—	(3,991,670)	(918,673)	14,071,302	—	—	(18,237,345)	(4,166,043)
12-31-07	3,234,547	—	—	(3,091,773)	142,774	17,170,211	—	—	(15,261,016)	1,909,195
Class S
12-31-08	8,356,135	24,911,193	—	(5,950,375)	27,316,953	38,376,474	123,216,459	—	(23,407,370)	138,185,563
12-31-07	115,132	—	—	(25,466)	89,666	614,569	—	—	(132,451)	482,118

(1) Commencement of operations

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolio's net assets, at market value, at time of purchase.

	Security	Principal Amount	Initial Acquision Date	Cost	Value	Percent of Net Assets
Balanced	Hudson Mezzanine Funding, 2.189%, due 06/12/42	$927,000	12/21/06	$926,298	$464	0.0%
Intermediate Bond	Hudson Mezzanine Funding, 2.189%, due 06/12/42	6,265,000	12/21/06	6,260,257	3,133	0.0%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios' continued lending of securities. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$33,428,996	$34,040,061
Growth and Income	3,518,884	3,721,142
Opportunistic LargeCap Growth	785,577	806,060
Small Company	27,375,069	27,583,319
Opportunistic LargeCap Value	4,874,163	4,910,714
Intermediate Bond	328,881,005	337,644,986
Money Market	867,611	891,150
Global Science and Technology	5,459,636	5,516,457

*   Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Portfolio of Investments.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Concentration (Global Science and Technology). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Global Science and Technology). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Derivatives (All Portfolios except Opportunistic LargeCap Value and Money Market). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Portfolio's adviser or sub-adviser might imperfectly judge the market's direction.

Corporate Debt Securities (Balanced and Intermediate Bond). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payment on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issue and general market liquidity. When interest rates decline, the value of the Portfolio's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the period ended December 31, 2008, VP Balanced had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, VP Balanced may have terminated its trades and related agreements with the relevant entities and,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Portfolio relating to these events is immaterial.

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Balanced	$(574,085)	$420,785	$153,300
Growth and Income	(2,159,372)	50,798	2,108,574
Small Company	—	(409,267)	409,267
Opportunistic Large Cap Value	—	(20,103)	20,103
Intermediate Bond	30,933,671	(27,488,393)	(3,445,278)
Money Market	(12,465)	12,465	—
Global Science and Technology	(18,551,648)	421,306	18,130,342

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$60,981,872	$50,744,407	$42,494,750	$33,099,538
Growth and Income	39,517,165	—	39,670,514	—
Opportunistic Large Cap Growth	795,525	—	364,068	—
Small Company	5,865,236	74,243,480	10,265,009	67,413,409
Opportunistic Large Cap Value	2,609,792	20,976,051	3,115,416	—
Intermediate Bond	268,240,664	—	122,543,008	—
Money Market	124,653,168	—	57,130,928	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$27,501,921	$(144,712,701)	$—	$(574,085)	2009
				(134,169,975)	2016
				$(134,744,060)*
Growth and Income	—	(307,525,947)	(121,332,257)	(1,745,504,149)	2009
				(63,082,574)	2010
				(48,933,227)	2015
				(454,661,688)	2016
				$(2,312,181,638)*
Opportunistic Large Cap Growth	421,521	(13,379,890)	—	(71,685,369)	2009
				(65,982,870)	2010
				(1,529,437)	2011
				(42,028,267)	2016
				$(181,225,943)*
Small Company	3,469,382	(137,432,190)	—	(52,676,115)	2016
Opportunistic Large Cap Value	2,610,842	(19,977,868)	—	(29,296,914)	2016
Intermediate Bond	10,648,573	(441,758,355)	(155,718,209)	—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Money Market	$—	$(149,401)	$—	$(1,860,826)	2009
				(169)	2011
				(244,520)	2012
				$(2,105,515)
Global Science and Technology	—	(59,100,007)	—	(6,713,564)	2009
				(3,997,473)	2010
				(3,997,473)	2011
				(4,991,402)	2015
				(13,211,790)	2016
				$(32,911,702)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

NOTE 14 — REORGANIZATIONS

On September 8, 2008, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Capital Guardian U.S. Equities Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Capital Guardian
Income	U.S. Equities Portfolio	$353,712	$2,384,341	$(48,933)	$6,331	0.35

The net assets of Growth and Income after the acquisition were $2,738,052,537.

On April 28, 2008, Global Science and Technology and Intermediate Bond, as listed below ("Acquiring Portfolios"), acquired the assets and certain liabilities of ING Global Technology Portfolio and ING Lord Abbett U.S. Government Securities Portfolio, also listed below ("Acquired Portfolios"), respectively, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolios	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Depreciation (000's)	Conversion Ratio
Global	ING Global
Science and	Technology
Technology	Portfolio	$123,216	$87,851	$(4,991)	$(128)	1.30
Intermediate Bond	ING Lord Abbett U.S Government Securities Portfolio	48,016	3,557,999	—	—	0.77

The net assets of Global Science and Technology and Intermediate Bond after the acquisitions were approximately $211,067,879 and $3,606,015,157, respectively.

On November 10, 2007, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Fundamental Research Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

presented in Note 9 — Capital Shares. Net assets, acquired capital loss carryforwards and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Fundamental
Income	Research
	Portfolio
Class ADV	Class ADV	$2,802	$1	$(99)	$701	0.37
Class I	Class I	50,910	2,805,342	(1,793)	1,280	0.37
Class S	Class S	20,969	6,214	(738)	1,334	0.37
		$74,681	$2,811,557	$(2,630)	$3,315

The net assets of Growth and Income after the acquisition were approximately $2,886,238,230.

On January 15, 2007, Opportunistic LargeCap Growth, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Goldman Sachs Capital Growth Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets, acquired capital loss carryforwards and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Opportunistic	ING Goldman Sachs
LargeCap	Capital Growth
Growth	Portfolio
Class ADV	Class ADV	$2,856	$1	$(740)	$1,689	1.14
Class I	Class I	3,221	189,159	(834)	254	1.15
Class S	Class S	30,775	281	(7,973)	3,322	1.15
		$36,852	$189,441	$(9,547)	$5,265

The net assets of Opportunistic LargeCap Growth after the acquisition were approximately $226,292,711.

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 16 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Portfolios to indemnify and hold harmless the Portfolios from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. In November, 2007 and December, 2008, ING settled its indemnification commitments by making payments to the affected Portfolios. In connection with the settlement, ING paid $1,480 to Intermediate Bond, $2,198 to Growth and Income, and $22,573 to Opportunistic LargeCap Value.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 17 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co.)( "IIM" ) received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004 the ING VP Bond Portfolio changed its name to the ING VP Intermediate Bond Portfolio. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover from the defendants including the Subject Portfolios, these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio, Inc. of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

The Subject Portfolios are part of a defense group of similarly-situated defendants. Along with those and other defendants, the Subject Portfolios moved to dismiss all counts of the Complaint, contending, among other things, that section 546(e) of the Bankruptcy Code provides a complete defense.

The Bankruptcy Court denied the motion on July 1, 2005. Accordingly, the Subject Portfolios filed an answer to the Complaint on July 29, 2005. The Subject Portfolios moved for leave to pursue an immediate appeal (the "Appeal") of the Bankruptcy Court's decision to the District Court.

On April 4, 2006, the Securities and Exchange Commission filed a memorandum in support of the Subject Portfolio's motion for leave with the district court. In addition, the U.S. Attorney's office, on behalf of the United States of America and the Department of Treasury as well as the Governor of the Federal Reserve Board has each filed statements of interest in support of the Appeal.

On January 25, 2008, the United States District Court of Southern New York denied the motion for leave to appeal the bankruptcy court's denial of the Subject Portfolios' motion to dismiss. The court found there were questions of fact that still needed to be resolved.

Settlements between plaintiff and various defendants, both large and small, have taken place. Historically, the range of settlement figures have been between 25 - 40% of face value with most recent settlements being at approximately 13% net, of which those settling defendants will not get a proof of claim. As a result of these settlements, IIM and the Subject Portfolios are one of just two defendant groups remaining.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM and asserts the defenses unique to the investment advisor defendants; that they were merely conduits. The court is scheduled to hear arguments on the motion on April 6, 2009. The Subject Portfolios believe that the facts and the weight of legal authority support their position.

NOTE 18 — SUBSEQUENT EVENTS

Subsequent to December 31, 2008, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Money Market
Class I	$0.0006	February 2, 2009	Daily

Effective May 1, 2009, the name of each Portfolio will be renamed from "ING VP Balanced Portfolio," "ING VP Growth and Income Portfolio," "ING VP Small Company Portfolio," "ING VP Intermediate Bond Portfolio," "ING VP Money Market Portfolio" and "ING BlackRock Global Science and Technology Portfolio" to "ING Balanced Portfolio," "ING Growth and Income Portfolio," "ING Small Company Portfolio," "ING Intermediate Bond Portfolio," "ING Money Market Portfolio" and "ING BlackRock Science and Technology Portfolio", respectively.

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 61.4%
		Advertising: 0.5%
4,550		Harte-Hanks, Inc.	$28,392
160,070	@	Interpublic Group of Cos., Inc.	633,877
1,360	@	inVentiv Health, Inc.	15,694
83,410		Omnicom Group	2,245,397
			2,923,360
		Aerospace/Defense: 1.5%
5,200	@	AAR Corp.	95,732
2,650	@,L	Alliant Techsystems, Inc.	227,264
8,080	@	BE Aerospace, Inc.	62,135
4,550		Cubic Corp.	123,760
1,970		Curtiss-Wright Corp.	65,778
4,690	@	Esterline Technologies Corp.	177,704
33,200		General Dynamics Corp.	1,911,988
44,120		Goodrich Corp.	1,633,322
16,380		Lockheed Martin Corp.	1,377,230
1,460	@	Moog, Inc.	53,392
55,280		Northrop Grumman Corp.	2,489,811
4,700	@	Orbital Sciences Corp.	91,791
15,700		Raytheon Co.	801,328
3,550	@	Teledyne Technologies, Inc.	158,153
600	L	Triumph Group, Inc.	25,476
			9,294,864
		Agriculture: 1.3%
10,750	@	Alliance One International, Inc.	31,605
174,600		Altria Group, Inc.	2,629,476
61,767		Archer-Daniels-Midland Co.	1,780,743
33,369		Philip Morris International, Inc.	1,451,885
52,389		Reynolds American, Inc.	2,111,801
			8,005,510
		Airlines: 0.2%
1,600	@	Alaska Air Group, Inc.	46,800
11,865		Skywest, Inc.	220,689
124,910		Southwest Airlines Co.	1,076,724
			1,344,213
		Apparel: 0.3%
6,979	@	Carter's, Inc.	134,416
57,600	@	Coach, Inc.	1,196,352
1,190	@	Deckers Outdoor Corp.	95,045
4,950	@	Hanesbrands, Inc.	63,113
7,002	@,L	Iconix Brand Group, Inc.	68,480
2,300		K-Swiss, Inc.	26,220
1,920	@	Skechers USA, Inc.	24,614
8,000	@	Timberland Co.	92,400
3,650	@,L	True Religion Apparel, Inc.	45,406
3,050	@,L	Volcom, Inc.	33,245
5,600	@	Warnaco Group, Inc.	109,928
8,600		Wolverine World Wide, Inc.	180,944
			2,070,163
		Auto Parts & Equipment: 0.0%
7,150		BorgWarner, Inc.	155,656
3,700		Superior Industries International	38,924
			194,580
		Banks: 4.9%
17,000	L	Associated Banc-Corp.	355,810
6,150		Bancorpsouth, Inc.	143,664

Shares			Value
14,620		Bank Mutual Corp.	$168,715
145,953		Bank of America Corp.	2,055,018
8,450		Bank of Hawaii Corp.	381,687
76,340		Bank of New York Mellon Corp.	2,162,712
61,620		BB&T Corp.	1,692,085
54,857		Capital One Financial Corp.	1,749,390
12,500	L	Cascade Bancorp.	84,375
4,200	L	Cathay General Bancorp.	99,750
4,890		Central Pacific Financial Corp.	49,096
69,060		Citigroup, Inc.	463,393
2,000		City National Corp.	97,400
1,800		Columbia Banking System, Inc.	21,474
5,817		Commerce Bancshares, Inc.	255,657
3,550		Community Bank System, Inc.	86,585
8,250		Cullen/Frost Bankers, Inc.	418,110
1,012		East-West Bancorp., Inc.	16,162
7,400	@@,L	First Bancorp. Puerto Rico	82,436
3,950		First Financial Bankshares, Inc.	218,080
10,036		First Midwest Bancorp., Inc.	200,419
7,450		FirstMerit Corp.	153,396
7,336	L	Frontier Financial Corp.	31,985
7,000	L	Fulton Financial Corp.	67,340
11,630		Glacier Bancorp., Inc.	221,203
6,505		Goldman Sachs Group, Inc.	548,957
3,800		Hancock Holding Co.	172,748
21,000	L	Hanmi Financial Corp.	43,260
61,800	L	Huntington Bancshares, Inc.	473,388
113,240		JPMorgan Chase & Co.	3,570,457
20,530	L	M&T Bank Corp.	1,178,627
39,200		Morgan Stanley	628,768
10,890		Nara Bancorp., Inc.	107,049
9,940	L	National Penn Bancshares, Inc.	144,229
23,360		Northern Trust Corp.	1,217,990
1,000	L	Old National Bancorp.	18,160
39,665		PNC Financial Services Group, Inc.	1,943,585
7,600		Prosperity Bancshares, Inc.	224,884
1,900		S&T Bancorp, Inc.	67,450
2,310	@	Signature Bank	66,274
49,864		State Street Corp.	1,961,151
4,150	L	Sterling Bancorp.	58,225
19,850		Sterling Bancshares, Inc.	120,688
5,040		Susquehanna Bancshares, Inc.	80,186
6,500	@	SVB Financial Group	170,495
957		Tompkins Financial Corp.	55,458
10,950		Trustco Bank Corp.	104,135
8,930		UCBH Holdings, Inc.	61,438
4,050		UMB Financial Corp.	199,017
1,100		Umpqua Holdings Corp.	15,917
1,200	L	United Bankshares, Inc.	39,864
1,981	L	United Community Banks, Inc.	26,902
53,675		US Bancorp.	1,342,412
10,500		Valley National Bancorp.	212,625
93,300		Wells Fargo & Co.	2,750,484
1,750		Westamerica Bancorp.	89,513
12,950		Whitney Holding Corp.	207,071
13,600	L	Wilmington Trust Corp.	302,464
4,600		Wilshire Bancorp., Inc.	41,768
6,540		Wintrust Financial Corp.	134,528
			29,656,109
		Beverages: 0.6%
31,841		Coca-Cola Co.	1,441,442
41,300		Coca-Cola Enterprises, Inc.	496,839

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Beverages (continued)
1,750	@,L	Green Mountain Coffee Roasters, Inc.	$67,725
4,650	@,L	Hansen Natural Corp.	155,915
1,000	@	Peet's Coffee & Tea, Inc.	23,250
50,050		Pepsi Bottling Group, Inc.	1,126,626
3,650		PepsiAmericas, Inc.	74,314
5,366		PepsiCo, Inc.	293,896
			3,680,007
		Biotechnology: 1.2%
64,470	@	Amgen, Inc.	3,723,143
32,210	@	Biogen Idec, Inc.	1,534,162
1,500	@	Bio-Rad Laboratories, Inc.	112,965
1,000	@	Charles River Laboratories International, Inc.	26,200
6,050	@	Cubist Pharmaceuticals, Inc.	146,168
2,050	@	Enzo Biochem, Inc.	10,025
57,790	@	Life Technologies Corp.	1,347,085
3,620	@,L	Martek Biosciences Corp.	109,722
6,530	@	Regeneron Pharmaceuticals, Inc.	119,891
800	@,L	United Therapeutics Corp.	50,040
9,300	@	Vertex Pharmaceuticals, Inc.	282,534
			7,461,935
		Building Materials: 0.1%
4,400		Apogee Enterprises, Inc.	45,584
4,500		Eagle Materials, Inc.	82,845
9,854		Gibraltar Industries, Inc.	117,657
6,050		Lennox International, Inc.	195,355
600		Martin Marietta Materials, Inc.	58,248
5,950	@	NCI Building Systems, Inc.	96,985
600		Simpson Manufacturing Co., Inc.	16,656
1,280		Texas Industries, Inc.	44,160
			657,490
		Chemicals: 1.2%
10,650		Airgas, Inc.	415,244
1,550		Albemarle Corp.	34,565
414		Arch Chemicals, Inc.	10,793
5,100		Ashland, Inc.	53,601
1,200		Balchem Corp.	29,892
7,800		Cytec Industries, Inc.	165,516
1,600		FMC Corp.	71,568
9,340		HB Fuller Co.	150,467
10,000		Lubrizol Corp.	363,900
6,700		Minerals Technologies, Inc.	274,030
3,200		Monsanto Co.	225,120
2,510		NewMarket Corp.	87,624
4,720	@	OM Group, Inc.	99,639
48,040		PPG Industries, Inc.	2,038,337
3,505		Quaker Chemical Corp.	57,657
4,684		Rohm & Haas Co.	289,424
8,620		Schulman A, Inc.	146,540
32,800		Sherwin-Williams Co.	1,959,800
400		Stepan Co.	18,796
8,100		Terra Industries, Inc.	135,027
21,900		Valspar Corp.	396,171
2,350		Zep, Inc.	45,379
			7,069,090
		Coal: 0.0%
14,100		Arch Coal, Inc.	229,689
5,110	@,L	Patriot Coal Corp.	31,938
			261,627

Shares			Value
		Commercial Services: 1.6%
8,100		Aaron Rents, Inc.	$215,622
900		Administaff, Inc.	19,512
8,400	@	Alliance Data Systems Corp.	390,852
3,700	@	AMN Healthcare Services, Inc.	31,302
14,220	@	Apollo Group, Inc. - Class A	1,089,536
4,160		Arbitron, Inc.	55,245
3,250	@	Brink's Home Security Holdings, Inc.	71,240
1,450	@	Capella Education Co.	85,202
8,750	@	Career Education Corp.	156,975
1,950		Chemed Corp.	77,552
3,617	@	Consolidated Graphics, Inc.	81,889
1,950		Corporate Executive Board Co.	43,017
9,450	@	Cross Country Healthcare, Inc.	83,066
3,950		DeVry, Inc.	226,770
1,500	@	Forrester Research, Inc.	42,315
3,700	@	FTI Consulting, Inc.	165,316
5,250	@	Gartner, Inc.	93,608
5,300	@	Geo Group, Inc.	95,559
3,750		Global Payments, Inc.	122,963
67,740		H&R Block, Inc.	1,539,053
5,850		Heartland Payment Systems, Inc.	102,375
3,450		Heidrick & Struggles International, Inc.	74,313
5,920		Hillenbrand, Inc.	98,746
3,450	@,L	ITT Educational Services, Inc.	327,681
6,100		Kelly Services, Inc.	79,361
1,150	@	Kendle International, Inc.	29,578
9,300	@,L	Korn/Ferry International	106,206
900		Landauer, Inc.	65,970
6,600		Lender Processing Services, Inc.	194,370
4,230	@	Live Nation, Inc.	24,280
11,550		Manpower, Inc.	392,585
18,250	@	MPS Group, Inc.	137,423
5,350	@	Navigant Consulting, Inc.	84,905
12,000	@	On Assignment, Inc.	68,040
1,300	@	Parexel International Corp.	12,623
15,200		Pharmaceutical Product Development, Inc.	440,952
1,750	@,L	Pre-Paid Legal Services, Inc.	65,258
6,400	@	Quanta Services, Inc.	126,720
15,100	@	Rent-A-Center, Inc.	266,515
67,323		RR Donnelley & Sons Co.	914,246
14,100	@	SAIC, Inc.	274,668
900		Strayer Education, Inc.	192,969
4,250	@	Ticketmaster	27,285
5,740	@	TrueBlue, Inc.	54,932
22,709	@	United Rentals, Inc.	207,106
2,900	@	Universal Technical Institute, Inc.	49,793
3,800		Viad Corp.	94,012
3,300	@	Volt Information Sciences, Inc.	23,859
6,550		Watson Wyatt Worldwide, Inc.	313,221
			9,536,586
		Computers: 4.0%
21,900	@	Affiliated Computer Services, Inc.	1,006,305
39,422	@	Apple, Inc.	3,364,668
5,090	@	CACI International, Inc.	229,508
37,300	@	Cadence Design Systems, Inc.	136,518
11,750	@	Ciber, Inc.	56,518
29,200	@	Computer Sciences Corp.	1,026,088

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Computers (continued)
103,380	@	Dell, Inc.	$1,058,611
3,250		Diebold, Inc.	91,293
109,620	@	EMC Corp.	1,147,721
183,665		Hewlett-Packard Co.	6,665,146
9,500	@,L	Hutchinson Technology, Inc.	33,060
10,950		Imation Corp.	148,592
8,440	@	Insight Enterprises, Inc.	58,236
75,750		International Business Machines Corp.	6,375,120
31,505	@	Lexmark International, Inc.	847,485
6,600	@	Manhattan Associates, Inc.	104,346
7,100	@	Mentor Graphics Corp.	36,707
13,724	@	Micros Systems, Inc.	223,976
2,990		MTS Systems Corp.	79,654
18,750	@	NCR Corp.	265,125
11,670	@	Radisys Corp.	64,535
4,100	@	SRA International, Inc.	70,725
1,300	@	SYKES Enterprises, Inc.	24,856
3,600	@,L	Synaptics, Inc.	59,616
15,000	@	Synopsys, Inc.	277,800
60,030	@	Teradata Corp.	890,245
23,100	@	Western Digital Corp.	264,495
			24,606,949
		Cosmetics/Personal Care: 1.0%
2,200		Alberto-Culver Co.	53,922
2,150	@,L	Chattem, Inc.	153,790
99,132		Procter & Gamble Co.	6,128,340
			6,336,052
		Distribution/Wholesale: 0.4%
12,560	@	Brightpoint, Inc.	54,636
4,170	@	Fossil, Inc.	69,639
17,300		Genuine Parts Co.	654,978
31,550	@	Ingram Micro, Inc.	422,455
10,800	@	LKQ Corp.	125,928
6,710		Owens & Minor, Inc.	252,632
4,200	L	Pool Corp.	75,474
4,570	@	Scansource, Inc.	88,064
5,400	@	School Specialty, Inc.	103,248
14,000	@	Tech Data Corp.	249,760
3,220	@	United Stationers, Inc.	107,838
2,750	L	Watsco, Inc.	105,600
			2,310,252
		Diversified Financial Services: 1.1%
890	@	Affiliated Managers Group, Inc.	37,309
72,880		Ameriprise Financial, Inc.	1,702,477
53,271		Charles Schwab Corp.	861,392
4,584		CME Group, Inc.	953,976
33,128		Discover Financial Services	315,710
16,800		Federated Investors, Inc.	284,928
3,230		Financial Federal Corp.	75,162
1,050		Greenhill & Co., Inc.	73,259
8,750	@	Investment Technology Group, Inc.	198,800
5,990	@	LaBranche & Co., Inc.	28,692
36,200	@	Nasdaq Stock Market, Inc.	894,502
17,250		National Financial Partners Corp.	52,440
15,510		NYSE Euronext	424,664
4,600		OptionsXpress Holdings, Inc.	61,456

Shares			Value
1,330	@,L	Portfolio Recovery Associates, Inc.	$45,007
10,850		Raymond James Financial, Inc.	185,861
25	@	SLM Corp.	223
1,450	@	Stifel Financial Corp.	66,483
3,130		SWS Group, Inc.	59,314
5,478	@	TradeStation Group, Inc.	35,333
2,350	@	World Acceptance, Corp.	46,436
			6,403,424
		Electric: 2.0%
226,100	@	AES Corp.	1,863,064
7,550		Alliant Energy Corp.	220,309
6,250		Avista Corp.	121,125
1,850		Central Vermont Public Service Corp.	44,141
1,100		CH Energy Group, Inc.	56,529
6,350		Cleco Corp.	144,971
93,200		CMS Energy Corp.	942,252
6,800		Constellation Energy Group, Inc.	170,612
10,350		DPL, Inc.	236,394
57,410		DTE Energy Co.	2,047,815
14,280		Edison International	458,674
5,350	@	El Paso Electric Co.	96,782
17,700		FirstEnergy Corp.	859,866
14,600		Hawaiian Electric Industries	323,244
6,100		MDU Resources Group, Inc.	131,638
19,100		Northeast Utilities	459,546
11,900		NSTAR	434,231
5,800		NV Energy, Inc.	57,362
7,150		OGE Energy Corp.	184,327
41,500		Pacific Gas & Electric Co.	1,606,465
37,300		Pinnacle West Capital Corp.	1,198,449
9,550		Puget Energy, Inc.	260,429
1,100		UIL Holdings Corp.	33,033
3,077		Unisource Energy Corp.	90,341
			12,041,599
		Electrical Components & Equipment: 0.2%
8,600		Ametek, Inc.	259,806
3,150		Belden CDT, Inc.	65,772
7,400	@	Energizer Holdings, Inc.	400,636
12,000		Hubbell, Inc.	392,160
			1,118,374
		Electronics: 0.7%
60,750	@	Agilent Technologies, Inc.	949,523
400	L	Analogic Corp.	10,912
20,050	@	Arrow Electronics, Inc.	377,742
12,936	@	Avnet, Inc.	235,565
300	@	Axsys Technologies, Inc.	16,458
14,910	@	Benchmark Electronics, Inc.	190,401
9,250		Brady Corp.	221,538
5,770	@	Checkpoint Systems, Inc.	56,777
8,146		CTS Corp.	44,884
910	@	Cymer, Inc.	19,938
2,350	L	Daktronics, Inc.	21,996
3,800	@	Dionex Corp.	170,430
1,050	@	II-VI, Inc.	20,045
2,550	@,L	Itron, Inc.	162,537
62,610		Jabil Circuit, Inc.	422,618
6,710	@	LoJack Corp.	27,645
9,450		Methode Electronics, Inc.	63,693
3,770	@	Plexus Corp.	63,902

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Electronics (continued)
5,100	@	Rogers Corp.	$141,627
8,150		Technitrol, Inc.	28,362
7,650	@	Thomas & Betts Corp.	183,753
3,340	@	Trimble Navigation Ltd.	72,177
13,273	@	TTM Technologies, Inc.	69,152
24,450	@	Vishay Intertechnology, Inc.	83,619
12,385	@	Waters Corp.	453,910
5,750		Watts Water Technologies, Inc.	143,578
4,200		Woodward Governor Co.	96,684
			4,349,466
		Engineering & Construction: 0.4%
8,250	@	Dycom Industries, Inc.	67,815
11,410	@	EMCOR Group, Inc.	255,926
33,221		Fluor Corp.	1,490,626
5,800		Granite Construction, Inc.	254,794
13,800		KBR, Inc.	209,760
10,380	@	Shaw Group, Inc.	212,479
5,920	@	URS Corp.	241,358
			2,732,758
		Entertainment: 0.0%
1,400		International Speedway Corp.	40,222
7,091	@	Scientific Games Corp.	124,376
18,200	@	Shuffle Master, Inc.	90,272
			254,870
		Environmental Control: 0.1%
5,228	@	Calgon Carbon Corp.	80,302
1,600	@	Clean Harbors, Inc.	101,504
9,050	@	Darling International, Inc.	49,685
5,868		Republic Services, Inc.	145,468
1,500	@	Tetra Tech, Inc.	36,225
7,100	@	Waste Connections, Inc.	224,147
			637,331
		Food: 1.3%
1,219	L	Cal-Maine Foods, Inc.	34,985
133,900		ConAgra Foods, Inc.	2,209,350
7,000		Corn Products International, Inc.	201,950
2,450		Diamond Foods, Inc.	49,368
3,520	@	Hain Celestial Group, Inc.	67,197
2,729		Hormel Foods Corp.	84,817
2,550		J&J Snack Foods Corp.	91,494
10,898		JM Smucker Co.	472,537
1,890		Nash Finch Co.	84,842
3,360	@	Ralcorp Holdings, Inc.	196,224
12,202		Ruddick Corp.	337,385
63,800		Safeway, Inc.	1,516,526
171,940		Sara Lee Corp.	1,683,293
2,650	@,L	Smithfield Foods, Inc.	37,286
47,279		Supervalu, Inc.	690,273
4,900	@,L	TreeHouse Foods, Inc.	133,476
1,400	@	United Natural Foods, Inc.	24,948
			7,915,951
		Forest Products & Paper: 0.2%
9,550	@	Buckeye Technologies, Inc.	34,762
1,000	@	Clearwater Paper Corp.	8,390
96,800		International Paper Co.	1,142,240
			1,185,392

Shares			Value
		Gas: 0.8%
2,400		AGL Resources, Inc.	$75,240
13,490		Atmos Energy Corp.	319,713
114,572		CenterPoint Energy, Inc.	1,445,899
300		Laclede Group, Inc.	14,052
6,950		National Fuel Gas Co.	217,744
4,200		New Jersey Resources Corp.	165,270
75,000		NiSource, Inc.	822,750
600		Northwest Natural Gas Co.	26,538
7,100		Piedmont Natural Gas Co.	224,857
4,800		South Jersey Industries, Inc.	191,280
9,400		Southern Union Co.	122,576
8,450		Southwest Gas Corp.	213,109
15,497		UGI Corp.	378,437
12,900		Vectren Corp.	322,629
5,500		WGL Holdings, Inc.	179,795
			4,719,889
		Hand/Machine Tools: 0.5%
6,100		Baldor Electric Co.	108,885
20,078		Black & Decker Corp.	839,461
6,800		Lincoln Electric Holdings, Inc.	346,324
6,100		Regal-Beloit Corp.	231,739
13,200		Snap-On, Inc.	519,816
28,200		Stanley Works	961,620
			3,007,845
		Healthcare-Products: 1.4%
18,950	@	Affymetrix, Inc.	56,661
12,450	@	American Medical Systems Holdings, Inc.	111,926
5,740	@,L	Arthrocare Corp.	27,380
500		Beckman Coulter, Inc.	21,970
70,100	@	Boston Scientific Corp.	542,574
1,200		Cooper Cos., Inc.	19,680
10,600		CR Bard, Inc.	893,156
5,770	@,L	Cyberonics	95,609
500	@	Edwards Lifesciences Corp.	27,475
8,400	@	Gen-Probe, Inc.	359,856
1,900	@	Haemonetics Corp.	107,350
9,100	@	Henry Schein, Inc.	333,879
14,000	L	Hill-Rom Holdings, Inc.	230,440
14,954	@,L	Hologic, Inc.	195,449
3,130	@	ICU Medical, Inc.	103,728
7,100	@	Immucor, Inc.	188,718
2,350		Invacare Corp.	36,472
59,190		Johnson & Johnson	3,541,338
5,040	@	Kensey Nash Corp.	97,826
6,490	@,L	Kinetic Concepts, Inc.	124,478
3,700	@	Masimo Corp.	110,371
470		Mentor Corp.	14,537
1,000		Meridian Bioscience, Inc.	25,470
3,350	@	Merit Medical Systems, Inc.	60,066
8,180	@,L	PSS World Medical, Inc.	153,948
14,020	@	St. Jude Medical, Inc.	462,099
7,000		Steris Corp.	167,230
600	@,L	SurModics, Inc.	15,162
2,850		Techne Corp.	183,882
1,500	@,L	Thoratec Corp.	48,735
4,197	@	Varian Medical Systems, Inc.	147,063
790		West Pharmaceutical Services, Inc.	29,838
			8,534,366

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Healthcare-Services: 1.6%
58,270		Aetna, Inc.	$1,660,695
2,380	@,L	Amedisys, Inc.	98,389
7,990	@	AMERIGROUP Corp.	235,865
1,300	@	Amsurg Corp.	30,342
5,600	@	Centene Corp.	110,376
49,785		Cigna Corp.	838,877
1,950	@	Community Health Systems, Inc.	28,431
700	@	Covance, Inc.	32,221
27,100	@	Health Management Associates, Inc.	48,509
8,250	@	Health Net, Inc.	89,843
7,100	@	Healthspring, Inc.	141,787
11,590	@	Healthways, Inc.	133,053
40,700	@	Humana, Inc.	1,517,296
32,732	@	Laboratory Corp. of America Holdings	2,108,268
1,300	@	LHC Group, Inc.	46,800
5,800	@	LifePoint Hospitals, Inc.	132,472
11,300	@	Lincare Holdings, Inc.	304,309
3,750	@	Magellan Health Services, Inc.	146,850
3,700	@	Molina Healthcare, Inc.	65,157
14,050	@	Odyssey HealthCare, Inc.	129,963
6,880	@	Pediatrix Medical Group, Inc.	218,096
1,190	@	Res-Care, Inc.	17,874
34,300		UnitedHealth Group, Inc.	912,380
1,400		Universal Health Services, Inc.	52,598
3,400	@	WellCare Health Plans, Inc.	43,724
20,400	@	WellPoint, Inc.	859,452
			10,003,627
		Home Builders: 0.3%
8,250	@,L	Hovnanian Enterprises, Inc.	14,190
24,600	L	KB Home	335,052
3,970	L	M/I Homes, Inc.	41,844
5,450		MDC Holdings, Inc.	165,135
4,500	@	Meritage Homes Corp.	54,765
700	@	NVR, Inc.	319,375
26,000		Pulte Homes, Inc.	284,180
4,400		Ryland Group, Inc.	77,748
8,600	@	Standard-Pacific Corp.	15,308
1,900	L	Thor Industries, Inc.	25,042
16,250	@	Toll Brothers, Inc.	348,238
			1,680,877
		Home Furnishings: 0.0%
13,100	L	Furniture Brands International, Inc.	28,951
3,350	@	Universal Electronics, Inc.	54,337
			83,288
		Household Products/Wares: 0.5%
35,700		Avery Dennison Corp.	1,168,461
6,636	@	Central Garden & Pet Co.	39,152
1,700		Church & Dwight Co., Inc.	95,404
31,400		Kimberly-Clark Corp.	1,656,036
5,100		Tupperware Corp.	115,770
			3,074,823
		Housewares: 0.0%
6,310	L	Toro Co.	208,230
			208,230

Shares			Value
		Insurance: 2.5%
51,320		Aflac, Inc.	$2,352,509
13,925		American Financial Group, Inc.	318,604
40,150		AON Corp.	1,834,052
15,399		Arthur J. Gallagher & Co.	398,988
9,550		Brown & Brown, Inc.	199,595
10,631		Chubb Corp.	542,181
10,080		Delphi Financial Group	185,875
7,270	@@	Everest Re Group Ltd.	553,538
9,550		Fidelity National Title Group, Inc.	169,513
8,300		First American Corp.	239,787
3,569		Hanover Insurance Group, Inc.	153,360
16,500		HCC Insurance Holdings, Inc.	441,375
15,100		Horace Mann Educators Corp.	138,769
2,750		Infinity Property & Casualty Corp.	128,508
59,000		Loews Corp.	1,666,750
3,121		Metlife, Inc.	108,798
4,500		Old Republic International Corp.	53,640
4,250	@	ProAssurance Corp.	224,315
18,050		Protective Life Corp.	259,018
10,150		Reinsurance Group of America, Inc.	434,623
1,530		RLI Corp.	93,575
4,300		Safety Insurance Group, Inc.	163,658
5,560		Selective Insurance Group	127,491
8,900		Stancorp Financial Group, Inc.	371,753
28,730		Torchmark Corp.	1,284,231
4,160	L	Tower Group, Inc.	117,354
11,437		Travelers Cos., Inc.	516,952
3,130		United Fire & Casualty Co.	97,249
11,050		Unitrin, Inc.	176,137
90,453		UnumProvident Corp.	1,682,426
8,100		WR Berkley Corp.	251,100
2,150		Zenith National Insurance Corp.	67,876
			15,353,600
		Internet: 0.9%
9,550	@	Avocent Corp.	171,041
4,720	@	Blue Coat Systems, Inc.	39,648
1,340	@,L	Blue Nile, Inc.	32,817
2,611	@	Cybersource Corp.	31,306
8,580	@	DealerTrack Holdings, Inc.	102,016
5,750	@	Digital River, Inc.	142,600
93,567	@	eBay, Inc.	1,306,195
1,550	@	F5 Networks, Inc.	35,433
4,800	@	Google, Inc. - Class A	1,476,720
4,600	@	Interwoven, Inc.	57,960
9,150	@	j2 Global Communications, Inc.	183,366
3,700	@,L	NetFlix, Inc.	110,593
3,840	L	Nutri/System, Inc.	56,026
7,590	@	Perficient, Inc.	36,280
5,850	@,L	Priceline.com, Inc.	430,853
7,300	@	Stamps.com, Inc.	71,759
74,520	@	Symantec Corp.	1,007,510
11,600		United Online, Inc.	70,412
17,550	@	Valueclick, Inc.	120,042
6,260	@	Websense, Inc.	93,712
			5,576,289
		Investment Companies: 0.0%
29,750		Apollo Investment Corp.	276,973
			276,973

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Iron/Steel: 0.4%
5,050		Carpenter Technology Corp.	$103,727
9,660		Cliffs Natural Resources, Inc.	247,393
20,070		Nucor Corp.	927,234
3,500		Reliance Steel & Aluminum Co.	69,790
7,650		Steel Dynamics, Inc.	85,527
19,930		United States Steel Corp.	741,396
			2,175,067
		Leisure Time: 0.1%
3,400	@	Interval Leisure Group, Inc.	18,326
6,650	L	Polaris Industries, Inc.	190,523
5,500	@,L	WMS Industries, Inc.	147,950
			356,799
		Machinery-Construction & Mining: 0.1%
7,800		Bucyrus International, Inc.	144,456
15,500		Joy Global, Inc.	354,795
7,600	@	Terex Corp.	131,632
			630,883
		Machinery-Diversified: 0.7%
12,800	@	AGCO Corp.	301,952
5,800		Applied Industrial Technologies, Inc.	109,736
5,900		Cognex Corp.	87,320
18,000		Cummins, Inc.	481,140
19,700		Flowserve Corp.	1,014,550
9,200	@	Gardner Denver, Inc.	214,728
1,450		Graco, Inc.	34,409
14,200		IDEX Corp.	342,930
5,000	@	Intermec, Inc.	66,400
3,850		Robbins & Myers, Inc.	62,255
25,100		Rockwell Automation, Inc.	809,224
7,950		Roper Industries, Inc.	345,110
8,200		Wabtec Corp.	325,950
1,750	@	Zebra Technologies Corp.	35,455
			4,231,159
		Media: 1.4%
115,463		Comcast Corp. - Class A	1,949,015
65,200	@	DIRECTV Group, Inc.	1,493,732
149,863		News Corp. - Class A	1,362,255
8,050		Scholastic Corp.	109,319
381,300		Time Warner, Inc.	3,835,878
			8,750,199
		Metal Fabricate/Hardware: 0.4%
1,700		CIRCOR International, Inc.	46,750
2,300		Commercial Metals Co.	27,301
500		Kaydon Corp.	17,175
1,000		Lawson Products	22,850
7,650		Mueller Industries, Inc.	191,862
34,314		Precision Castparts Corp.	2,040,997
780		Valmont Industries, Inc.	47,861
4,062	L	Worthington Industries	44,763
			2,439,559
		Mining: 0.0%
1,950		Amcol International Corp.	40,853
1,950	@	Century Aluminum Co.	19,500
6,710		Freeport-McMoRan Copper & Gold, Inc.	163,992
1,400	@	RTI International Metals, Inc.	20,034
			244,379

Shares			Value
		Miscellaneous Manufacturing: 2.1%
5,800		Actuant Corp.	$110,316
7,210		Acuity Brands, Inc.	251,701
4,200		AO Smith Corp.	123,984
6,915		Aptargroup, Inc.	243,685
8,050		Brink's Co.	216,384
1,200		Carlisle Cos., Inc.	24,840
6,030	@	Ceradyne, Inc.	122,469
2,450		Clarcor, Inc.	81,291
39,950		Cooper Industries Ltd.	1,167,739
11,300		Crane Co.	194,812
2,550		Donaldson Co., Inc.	85,808
64,170		Dover Corp.	2,112,476
5,800	@	EnPro Industries, Inc.	124,932
16,800		Federal Signal Corp.	137,928
354,490		General Electric Co.	5,742,738
11,900	@	Griffon Corp.	111,027
40		Honeywell International, Inc.	1,313
3,050		John Bean Technologies Corp.	24,919
7,750	@	Lydall, Inc.	44,563
7,800		Matthews International Corp. - Class A	286,104
2,292		Myers Industries, Inc.	18,336
20,100		Parker Hannifin Corp.	855,054
7,150		Pentair, Inc.	169,241
5,600		SPX Corp.	227,080
3,450		Tredegar Corp.	62,721
			12,541,461
		Office Furnishings: 0.1%
10,552		Herman Miller, Inc.	137,493
10,200	L	HNI, Corp.	161,568
			299,061
		Office/Business Equipment: 0.6%
70,450		Pitney Bowes, Inc.	1,795,066
234,220		Xerox Corp.	1,866,733
			3,661,799
		Oil & Gas: 6.5%
18,526		Apache Corp.	1,380,743
9,470	@	Atwood Oceanics, Inc.	144,702
69,833		Chevron Corp.	5,165,547
4,850		Cimarex Energy Co.	129,883
1,350	@	Comstock Resources, Inc.	63,788
94,600		ConocoPhillips	4,900,280
9,300	@	Denbury Resources, Inc.	101,556
10,350	@	Encore Acquisition Co.	264,132
233,770		ExxonMobil Corp.	18,661,859
7,000	@	Forest Oil Corp.	115,430
5,850		Frontier Oil Corp.	73,886
7,100		Helmerich & Payne, Inc.	161,525
7,483		Hess Corp.	401,388
3,600		Holly Corp.	65,628
7,000	@	Mariner Energy, Inc.	71,400
43,048		Murphy Oil Corp.	1,909,179
71,100	@,@@	Nabors Industries Ltd.	851,067
7,150	@	Newfield Exploration Co.	141,213
39,400		Noble Corp.	870,346
1,850		Penn Virginia Corp.	48,063
580	@	Petroleum Development Corp.	13,961
5,910	@	Petroquest Energy, Inc.	39,952
6,160	@	Pioneer Drilling Co.	34,311

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
15,243	@	Plains Exploration & Production Co.	$354,247
7,450	@	Pride International, Inc.	119,051
28,850	@,L	Quicksilver Resources, Inc.	160,695
5,250		St. Mary Land & Exploration Co.	106,628
5,150	@	Stone Energy Corp.	56,753
21,636		Sunoco, Inc.	940,301
3,430	@	Swift Energy Co.	57,658
31,029		Tesoro Corp.	408,652
3,580	@	Unit Corp.	95,658
67,102		Valero Energy Corp.	1,452,087
			39,361,569
		Oil & Gas Services: 0.9%
7,550	@	Basic Energy Services, Inc.	98,452
30,963		BJ Services Co.	361,338
72,894	@	Cameron International Corp.	1,494,327
5,700	@	FMC Technologies, Inc.	135,831
1,980		Gulf Island Fabrication, Inc.	28,532
13,500	@	Helix Energy Solutions Group, Inc.	97,740
4,600	@	Hornbeck Offshore Services, Inc.	75,164
9,310	@	ION Geophysical Corp.	31,933
2,650		Lufkin Industries, Inc.	91,425
66,866	@	National Oilwell Varco, Inc.	1,634,205
4,300	@	Oceaneering International, Inc.	125,302
10,200	@	Oil States International, Inc.	190,638
2,520	@	SEACOR Holdings, Inc.	167,958
33,500		Smith International, Inc.	766,815
10,750	@	Superior Energy Services	171,248
			5,470,908
		Packaging & Containers: 0.4%
27,670		Ball Corp.	1,150,795
24,800		Bemis Co.	587,264
2,350		Greif, Inc. - Class A	78,561
6,730		Rock-Tenn Co.	230,031
16,761		Sonoco Products Co.	388,185
			2,434,836
		Pharmaceuticals: 3.2%
5,721		Abbott Laboratories	305,330
38,900		Bristol-Myers Squibb Co.	904,425
2,400	@	Catalyst Health Solutions, Inc.	58,440
80,093		Eli Lilly & Co.	3,225,345
19,700	@	Endo Pharmaceuticals Holdings, Inc.	509,836
19,360	@	Express Scripts, Inc.	1,064,413
91,630	@	Forest Laboratories, Inc.	2,333,816
18,056	@	King Pharmaceuticals, Inc.	191,755
14,100		Medicis Pharmaceutical Corp.	195,990
26,938		Merck & Co., Inc.	818,915
1,750	@	NBTY, Inc.	27,388
13,150		Omnicare, Inc.	365,044
5,250	@	Par Pharmaceutical Cos., Inc.	70,403
9,450		Perrigo Co.	305,330
310,570		Pfizer, Inc.	5,500,195
3,250	@	PharMerica Corp.	50,928
8,030	@,L	Salix Pharmaceuticals Ltd.	70,905
64,960		Schering-Plough Corp.	1,106,269
13,400	@	Sepracor, Inc.	147,132
8,950	@,L	Valeant Pharmaceuticals International	204,955

Shares			Value
6,800	@	VCA Antech, Inc.	$135,184
10,720	@	Viropharma, Inc.	139,574
35,037	@	Watson Pharmaceuticals, Inc.	930,933
21,480		Wyeth	805,715
			19,468,220
		Pipelines: 0.1%
8,250		Oneok, Inc.	240,240
22,641		Spectra Energy Corp.	356,369
			596,609
		Real Estate: 0.0%
2,750	@,L	Forestar Real Estate Group, Inc.	26,180
2,740		Jones Lang LaSalle, Inc.	75,898
			102,078
		Retail: 4.2%
9,550		Advance Auto Parts, Inc.	321,358
8,950	@	Aeropostale, Inc.	144,095
14,057	@,L	Autozone, Inc.	1,960,530
29,420	@	Big Lots, Inc.	426,296
10,000	@	BJ's Wholesale Club, Inc.	342,600
4,700	L	Buckle, Inc.	102,554
1,030	@	Buffalo Wild Wings, Inc.	26,420
6,200	@	Cabela's, Inc.	36,146
5,900		Casey's General Stores, Inc.	134,343
4,700		Cash America International, Inc.	128,545
9,250		Cato Corp.	139,675
5,600	@	CEC Entertainment, Inc.	135,800
7,620	@	Charlotte Russe Holding, Inc.	49,454
6,600	@	Cheesecake Factory	66,660
5,150	@	Childrens Place Retail Stores, Inc.	111,652
1,950	@,L	Chipotle Mexican Grill, Inc.	120,861
14,450		Christopher & Banks Corp.	80,920
10,350	@	Collective Brands, Inc.	121,302
1,250	@	Copart, Inc.	33,988
103,690		CVS Caremark Corp.	2,980,051
12,100	@,L	Dollar Tree, Inc.	505,780
9,350	@,L	Dress Barn, Inc.	100,419
50,400		Family Dollar Stores, Inc.	1,313,928
5,850		Finish Line	32,760
4,830	@	First Cash Financial Services, Inc.	92,060
18,950		Foot Locker, Inc.	139,093
5,200		Fred's, Inc.	55,952
13,440	@	GameStop Corp.	291,110
125,810		Gap, Inc.	1,684,596
3,350	@,L	Genesco, Inc.	56,682
5,950		Guess ?, Inc.	91,333
4,950	@	Gymboree Corp.	129,146
2,250	L	Haverty Furniture Cos., Inc.	20,993
3,050	@,L	Hibbett Sporting Goods, Inc.	47,916
6,050	@	HOT Topic, Inc.	56,084
1,000	@	Jack in the Box, Inc.	22,090
3,600	@,L	Jo-Ann Stores, Inc.	55,764
4,150	@,L	JoS. A Bank Clothiers, Inc.	108,523
1,431	L	Landry's Restaurants, Inc.	16,600
17,500		Lowe's Cos., Inc.	376,600
42,260		McDonald's Corp.	2,628,149
8,750		MSC Industrial Direct Co.	322,263
1,500	@	O'Reilly Automotive, Inc.	46,110
4,990	@,L	Panera Bread Co.	260,678
6,280	@	PetMed Express, Inc.	110,716
16,300		Petsmart, Inc.	300,735

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Retail (continued)
6,920	@,L	PF Chang's China Bistro, Inc.	$144,905
9,000		Phillips-Van Heusen	181,170
32,483		RadioShack Corp.	387,847
13,750		Regis Corp.	199,788
15,350		Ross Stores, Inc.	456,356
5,910	@	Sonic Corp.	71,925
40,800		Staples, Inc.	731,136
5,700	@	Tractor Supply Co.	205,998
15,800	@	Urban Outfitters, Inc.	236,684
110,733		Wal-Mart Stores, Inc.	6,207,692
4,310		World Fuel Services Corp.	159,470
4,200	@	Zumiez, Inc.	31,290
			25,343,591
		Savings & Loans: 0.6%
9,276		Anchor Bancorp. Wisconsin, Inc.	25,602
18,250		Astoria Financial Corp.	300,760
10,190		Brookline Bancorp., Inc.	108,524
9,500		Dime Community Bancshares	126,350
2,900		First Niagara Financial Group, Inc.	46,893
4,700	@,L	Guaranty Financial Group, Inc.	12,267
176,000		Hudson City Bancorp., Inc.	2,808,960
37,500		New York Community Bancorp., Inc.	448,500
			3,877,856
		Semiconductors: 0.6%
5,050	@	Cabot Microelectronics Corp.	131,654
2,655		Cohu, Inc.	32,258
3,400	@	Cree, Inc.	53,958
14,750	@	Cypress Semiconductor Corp.	65,933
2,520	@,L	Diodes, Inc.	15,271
14,300	@	DSP Group, Inc.	114,686
1,350	@	Hittite Microwave Corp.	39,771
17,800	@	Integrated Device Technology, Inc.	99,858
67,214		Intel Corp.	985,357
16,250	@	Lam Research Corp.	345,800
9,150	@	Microsemi Corp.	115,656
8,550	@	MKS Instruments, Inc.	126,455
38,720	@	QLogic Corp.	520,397
3,400	@	Silicon Laboratories, Inc.	84,252
17,500	@	Skyworks Solutions, Inc.	96,950
6,200	@	Standard Microsystems Corp.	101,308
800	@	Supertex, Inc.	19,208
9,909	@	Triquint Semiconductor, Inc.	34,087
3,450	@	Ultratech, Inc.	41,262
7,285	@	Varian Semiconductor Equipment Associates, Inc.	132,004
3,122	@	Veeco Instruments, Inc.	19,793
15,500		Xilinx, Inc.	276,210
			3,452,128
		Software: 2.1%
9,150	@	ACI Worldwide, Inc.	145,485
8,750		Acxiom Corp.	70,963
5,450	@	Ansys, Inc.	152,001
20,150	@	Autodesk, Inc.	395,948
1,460	@	Avid Technology, Inc.	15,929
2,450		Blackbaud, Inc.	33,075
13,600		Broadridge Financial Solutions ADR	170,544
6,050	@,L	Cerner Corp.	232,623

Shares			Value
85,700	@	Compuware Corp.	$578,475
1,750	@	Concur Technologies, Inc.	57,435
1,410	@	CSG Systems International	24,633
2,650	@	Digi International, Inc.	21,492
4,900	@	Eclipsys Corp.	69,531
21,350	@,L	Epicor Software Corp.	102,480
10,500	L	Fair Isaac Corp.	177,030
59,800		Fidelity National Information Services, Inc.	972,946
38,290	@	Fiserv, Inc.	1,392,607
62,160		IMS Health, Inc.	942,346
11,130	@	Informatica Corp.	152,815
6,264	@	JDA Software Group, Inc.	82,246
1,600	@	Mantech International Corp.	86,704
4,300	@	Metavante Technologies, inc.	69,273
237,544		Microsoft Corp.	4,617,855
6,550	@	Omnicell, Inc.	79,976
54,024	@	Oracle Corp.	957,846
12,600	@	Parametric Technology Corp.	159,390
5,759	@	Phase Forward, Inc.	72,103
4,150	@	Phoenix Technologies Ltd.	14,525
8,950	@	Progress Software Corp.	172,377
11,750		SEI Investments Co.	184,593
3,610	@	Smith Micro Software, Inc.	20,072
2,650	@	SPSS, Inc.	71,444
12,143	@	Sybase, Inc.	300,782
5,300	@,L	SYNNEX Corp.	60,049
8,570	@	Take-Two Interactive Software, Inc.	64,789
3,100	@	Taleo Corp.	24,273
2,331	@	Tyler Technologies, Inc.	27,925
			12,774,580
		Storage/Warehousing: 0.0%
3,500	@,L	Mobile Mini, Inc.	50,470
			50,470
		Telecommunications: 2.9%
40,450	@	3Com Corp.	92,226
19,600	@	Adaptec, Inc.	64,680
4,040	@,L	Anixter International, Inc.	121,685
2,100		Applied Signal Technology, Inc.	37,674
14,192	@	Arris Group, Inc.	112,826
189,907		AT&T, Inc.	5,412,350
5,310		Black Box Corp.	138,697
259,589	@	Cisco Systems, Inc.	4,231,301
15,323	@	CommScope, Inc.	238,119
970	@	Comtech Telecommunications	44,445
14,650		Corning, Inc.	139,615
13,780		Embarq Corp.	495,529
7,090		Fairpoint Communications, Inc.	23,255
2,900	@	General Communication, Inc.	23,461
14,500	@	Harmonic, Inc.	81,345
35,585		Harris Corp.	1,354,009
44,120	@	JDS Uniphase Corp.	161,038
6,550	@	Netgear, Inc.	74,736
13,400	@	NeuStar, Inc.	256,342
8,690	@	Novatel Wireless, Inc.	40,322
5,900		Plantronics, Inc.	77,880
4,150	@	Tekelec	55,361
10,675		Telephone & Data Systems, Inc.	338,931
88,525		Verizon Communications, Inc.	3,000,998
109,670		Windstream Corp.	1,008,964
			17,625,789

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Textiles: 0.0%
6,180		G&K Services, Inc.	$124,960
700	@	Mohawk Industries, Inc.	30,079
3,150		Unifirst Corp.	93,524
			248,563
		Toys/Games/Hobbies: 0.3%
45,550		Hasbro, Inc.	1,328,694
3,300	@	Jakks Pacific, Inc.	68,079
5,600	@	Marvel Entertainment, Inc.	172,200
			1,568,973
		Transportation: 0.4%
10,600		Alexander & Baldwin, Inc.	265,636
4,700	L	Arkansas Best Corp.	141,517
4,650	L	Heartland Express, Inc.	73,284
2,360	@	HUB Group, Inc.	62,611
7,350	@	Kirby Corp.	201,096
2,550		Landstar System, Inc.	97,997
2,900	@	Old Dominion Freight Line	82,534
2,950		Overseas Shipholding Group	124,225
20,830		Ryder System, Inc.	807,787
2,100		Tidewater, Inc.	84,567
11,200		Werner Enterprises, Inc.	194,208
8,500	@,L	YRC Worldwide, Inc.	24,395
			2,159,857
		Water: 0.0%
1,500		Aqua America, Inc.	30,885
			30,885
Total Common Stock (Cost $448,837,066)			374,465,037
REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Apartments: 0.3%
16,080		Apartment Investment & Management Co.	185,724
800		BRE Properties, Inc.	22,384
3,100		Camden Property Trust	97,154
28,297		Equity Residential	843,817
1,950		Essex Property Trust, Inc.	149,663
2,160		Home Properties, Inc.	87,696
1,550		Mid-America Apartment Communities, Inc.	57,598
1,800		Post Properties, Inc.	29,700
2,750		UDR, Inc.	37,923
			1,511,659
		Diversified: 0.1%
10,500		Colonial Properties Trust	87,465
2,450		Duke Realty Corp.	26,852
4,190		Entertainment Properties Trust	124,862
18,240		Lexington Realty Trust	91,200
7,350		Liberty Property Trust	167,801
400		PS Business Parks, Inc.	17,864
			516,044
		Health Care: 0.4%
69,417	L	HCP, Inc.	1,927,710
7,500		Health Care Real Estate Investment Trust, Inc.	316,500
5,450	L	Medical Properties Trust, Inc.	34,390
6,600	L	Nationwide Health Properties, Inc.	189,552

Shares			Value
6,300		Omega Healthcare Investors, Inc.	$100,611
8,720		Senior Housing Properties Trust	156,262
			2,725,025
		Hotels: 0.2%
20,061		DiamondRock Hospitality Co.	101,709
15,950		Hospitality Properties Trust	237,177
91,110		Host Hotels & Resorts, Inc.	689,703
6,900		LaSalle Hotel Properties	76,245
			1,104,834
		Office Property: 0.1%
1,500		Alexandria Real Estate Equities, Inc.	90,510
6,410		BioMed Realty Trust, Inc.	75,125
6,000		Franklin Street Properties Corp.	88,500
3,850		Highwoods Properties, Inc.	105,336
2,050		Kilroy Realty Corp.	68,593
9,800		Mack-Cali Realty Corp.	240,100
4,730		Parkway Properties, Inc.	85,140
4,400		SL Green Realty Corp.	113,960
			867,264
		Paper & Related Products: 0.0%
2,150		Rayonier, Inc.	67,403
			67,403
		Regional Malls: 0.1%
12,850	L	Macerich Co.	233,356
8,400		Pennsylvania Real Estate Investment Trust	62,580
			295,936
		Shopping Centers: 0.1%
7,750		Cedar Shopping Centers, Inc.	54,870
2,450		Federal Realty Investment Trust	152,096
1,550		Inland Real Estate Corp.	20,119
4,150		Kite Realty Group Trust	23,074
2,300		Regency Centers Corp.	107,410
1,950	L	Tanger Factory Outlet Centers, Inc.	73,359
11,300	L	Weingarten Realty Investors	233,797
			664,725
		Single Tenant: 0.0%
4,650	L	National Retail Properties, Inc.	79,934
1,750		Realty Income Corp.	40,513
			120,447
		Storage: 0.1%
9,809		Extra Space Storage, Inc.	101,229
6,000		Public Storage, Inc.	477,000
617		Sovran Self Storage, Inc.	22,212
			600,441
		Warehouse/Industrial: 0.0%
9,400		AMB Property Corp.	220,148
1,150		EastGroup Properties, Inc.	40,917
			261,065
Total Real Estate Investment Trusts (Cost $10,730,276)			8,734,843

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
PREFERRED STOCK: 0.3%
		Diversified Financial Services: 0.1%
857	#,P	Zurich RegCaPS Funding Trust	$636,858
			636,858
		Insurance: 0.2%
19,271	@@,P	Aegon NV - Series 1	172,861
48,903	@@,P	Aegon NV	480,716
65,080	@@,P	XL Capital, Ltd.	162,700
			816,277
Total Preferred Stock (Cost $3,626,207)			1,453,135
Principal Amount			Value
CORPORATE BONDS/NOTES: 9.8%
		Aerospace/Defense: 0.1%
$562,000	C	United Technologies Corp., 6.125%, due 02/01/19	$602,418
			602,418
		Agriculture: 0.1%
209,000	S	Philip Morris International, Inc., 5.650%, due 05/16/18	207,561
412,000		Philip Morris International, Inc., 6.375%, due 05/16/38	429,956
			637,517
		Airlines: 0.1%
797,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	669,480
			669,480
		Banks: 2.8%
1,040,000	@@,C	Australia & New Zealand Banking Group Ltd., 3.588%, due 12/31/49	404,665
559,000	C	BAC Capital Trust XIV, 5.630%, due 12/31/49	224,098
1,255,000	C	Bank of America Corp., 8.000%, due 12/01/49	904,002
400,000	@@,C	Bank of Ireland, 1.750%, due 12/29/49	204,000
210,000	@@,C	Bank of Scotland PLC, 2.750%, due 12/31/49	73,696
490,000	@@,C	Barclays Bank PLC, 3.250%, due 12/31/49	286,696
434,000	@@,#,C	Barclays Bank PLC, 5.926%, due 09/29/49	159,778
580,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	512,520
110,000	@@,C	Barclays O/S Inv, 2.875%, due 04/11/49	63,454
710,000	@@,C	BNP Paribas, 3.998%, due 09/29/49	323,274
525,000		Citigroup, Inc., 5.000%, due 09/15/14	462,334
1,735,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	1,147,772
377,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	199,316

Principal Amount			Value
$220,000	@@,C	Den Norske Bank ASA, 2.500%, due 11/29/49	$105,688
723,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	286,659
426,000		Fifth Third Bancorp., 8.250%, due 03/01/38	352,798
318,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	293,131
720,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	687,394
860,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 3.813%, due 07/29/49	464,400
1,150,000	@@,C,L	HSBC Bank PLC, 1.913%, due 06/29/49	621,000
1,140,000	@@	HSBC Bank PLC, 3.438%, due 06/29/49	609,900
969,000	C	JPMorgan Chase & Co., 7.900%, due 04/29/49	808,171
344,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	343,700
620,000	@@,C	Lloyds TSB Bank PLC, 2.141%, due 11/29/49	332,220
770,000	@@,C	Lloyds TSB Bank PLC, 2.375%, due 11/29/49	393,702
1,030,000	@@,C,L	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	551,742
140,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	133,970
249,000		Morgan Stanley, 6.000%, due 04/28/15	215,090
732,000	C	Morgan Stanley, 6.750%, due 04/15/11	720,606
1,485,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	1,388,413
130,000	@@,C	National Westminster Bank PLC, 2.438%, due 11/29/49	66,950
60,000	@@,C	National Westminster Bank PLC, 3.313%, due 08/29/49	30,697
500,000	#,C	PNC Preferred Funding Trust I, 8.700%, due 02/19/49	370,382
487,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	257,883
538,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	215,281
1,580,000	@@,C	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	1,002,908
370,000	@@,C	Societe Generale, 2.625%, due 11/29/49	224,492
38,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	29,381
324,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	175,061
541,000		Wachovia Bank NA, 6.600%, due 01/15/38	588,914
481,000		Wachovia Corp., 7.980%, due 02/08/49	411,103
280,000	@@,C	Westpac Banking Corp., 4.056%, due 09/30/49	146,684
372,000	@@,#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	189,500
			16,983,425

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Chemicals: 0.2%
$570,000	Z	Stauffer Chemical, 10.490%, due 04/15/17	$302,832
450,000	Z	Stauffer Chemical, 10.950%, due 04/15/18	221,486
260,000	Z	Stauffer Chemical, 16.970%, due 04/15/10	212,486
373,000		Union Carbide Corp., 7.750%, due 10/01/96	220,135
			956,939
		Computers: 0.3%
736,000	C	International Business Machines Corp., 7.625%, due 10/15/18	884,187
270,000	C	International Business Machines Corp., 8.000%, due 10/15/38	360,646
453,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	357,436
290,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	228,861
			1,831,130
		Diversified Financial Services: 1.5%
2,095,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	1,284,545
435,000		American Express Co., 7.000%, due 03/19/18	440,588
349,000		American Express Co., 8.150%, due 03/19/38	401,424
485,000	@@,C	BNP Paribas, 1.625%, due 12/31/49	272,870
241,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	198,362
495,000		Countrywide Financial Corp., 5.800%, due 06/07/12	482,821
420,000	@@,C	Financiere CSFB NV, 2.813%, due 03/29/49	275,100
428,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	311,771
730,000		General Electric Capital Corp., 5.875%, due 01/14/38	717,021
562,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	162,679
1,131,000	@@,#,S	Mantis Reef Ltd., 4.799%, due 11/03/09	1,131,471
750,000	C	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	879,215
1,424,364	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	1,011,299
1,172,515	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	832,486
73,052	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	71,608
4,767,391	#,Z	Toll Road Investors Partnership II LP, 20.460%, due 02/15/45	561,012
530,000	#,C	Twin Reefs Pass-through Trust, 1.406%, due 12/10/49	5,963
			9,040,235

Principal Amount			Value
		Electric: 0.8%
$1,298,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	$1,231,000
391,000	C	DTE Energy Co., 7.050%, due 06/01/11	386,972
359,856	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	389,776
283,000	C	Nevada Power Co., 6.750%, due 07/01/37	253,938
1,214,000	C	NorthWestern Corp., 5.875%, due 11/01/14	1,120,838
419,000	#,C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	402,514
568,000	#,C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	541,297
473,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	451,242
479,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	439,879
			5,217,456
		Energy-Alternate Sources: 0.1%
700,000		Greater Ohio Ethanol, LLC, 2.630%, due 12/31/13	—
600,000		Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
467,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	426,872
319,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	305,254
			732,126
		Food: 0.3%
631,000		Kraft Foods, Inc., 6.125%, due 02/01/18	619,375
138,000		Kraft Foods, Inc., 6.500%, due 08/11/17	138,936
130,000		Kraft Foods, Inc., 6.875%, due 02/01/38	130,317
485,000		Kraft Foods, Inc., 7.000%, due 08/11/37	493,721
205,000	C	Safeway, Inc., 6.250%, due 03/15/14	206,289
			1,588,638
		Forest Products & Paper: 0.1%
111,000	C	International Paper Co., 7.400%, due 06/15/14	91,084
654,000	C	International Paper Co., 7.950%, due 06/15/18	517,684
			608,768
		Gas: 0.1%
1,026,000	C,S	Southern Union Co., 7.200%, due 11/01/66	359,100
			359,100
		Insurance: 0.5%
1,355,000	@@,C	Aegon NV, 4.567%, due 12/31/49	372,625
785,000		American International Group, Inc., 5.850%, due 01/16/18	526,999

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Insurance (continued)
$586,000	#,C	Metlife Capital Trust IV, 7.875%, due 12/15/37	$368,366
287,000	C	Metlife, Inc., 6.375%, due 06/15/34	238,253
368,000	#,C	Nationwide Mutual Insurance, 5.810%, due 12/15/24	159,313
194,000		Prudential Financial, Inc., 5.700%, due 12/14/36	121,230
387,000		Prudential Financial, Inc., 6.000%, due 12/01/17	310,953
693,000		Prudential Financial, Inc., 6.625%, due 12/01/37	473,668
761,000	@@,#,C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	304,400
244,000	@@,C	XL Capital, Ltd., 6.500%, due 12/15/49	56,170
			2,931,977
		Media: 0.7%
145,000	C	Comcast Corp., 5.900%, due 03/15/16	138,647
1,276,000	C	Comcast Corp., 6.300%, due 11/15/17	1,244,252
76,000	C	Comcast Corp., 6.950%, due 08/15/37	80,287
1,436,000	#,C,S	COX Communications, Inc., 6.250%, due 06/01/18	1,276,759
276,000	#,C	COX Communications, Inc., 6.950%, due 06/01/38	250,381
395,000	C	News America, Inc., 6.650%, due 11/15/37	392,199
1,013,000	C	Time Warner, Inc., 5.500%, due 11/15/11	952,443
75,000	C	Time Warner, Inc., 7.700%, due 05/01/32	75,295
			4,410,263
		Miscellaneous Manufacturing: 0.1%
521,000		General Electric Co., 5.250%, due 12/06/17	520,325
			520,325
		Pipelines: 0.4%
740,000	C	Enbridge Energy Partners, 9.875%, due 03/01/19	745,930
524,000	C	Energy Transfer Partners, 9.700%, due 03/15/19	540,807
345,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	312,892
536,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	412,472
460,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	420,514
			2,432,615
		Real Estate: 0.1%
162,000	C	Liberty Property LP, 6.375%, due 08/15/12	124,342
532,000	C	Liberty Property LP, 7.750%, due 04/15/09	525,724
			650,066

Principal Amount			Value
		Retail: 0.2%
$184,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	$173,512
459,682	#,C	CVS Lease Pass-through, 6.036%, due 12/10/28	280,232
414,000	C	Darden Restaurants, Inc., 5.625%, due 10/15/12	358,014
924,000	C	Darden Restaurants, Inc., 6.200%, due 10/15/17	686,842
			1,498,600
		Software: 0.1%
304,000	C	Oracle Corp., 5.250%, due 01/15/16	309,957
231,000	C	Oracle Corp., 5.750%, due 04/15/18	242,053
			552,010
		Telecommunications: 0.7%
471,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	369,946
136,000	@@,C	British Telecommunications PLC, 5.150%, due 01/15/13	129,669
227,000	@@,C,S	British Telecommunications PLC, 5.950%, due 01/15/18	197,813
270,000	@@,C	Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	274,264
44,000	C	Embarq Corp., 6.738%, due 06/01/13	37,214
69,000	C	Embarq Corp., 7.995%, due 06/01/36	46,672
882,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	525,855
745,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	744,795
1,250,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	1,619,600
370,000	@@,C	Vodafone Group PLC, 5.750%, due 03/15/16	353,707
			4,299,535
		Transportation: 0.5%
95,000	C	Burlington Northern Santa Fe Corp., 5.750%, due 03/15/18	91,739
122,000	C	Burlington Northern Santa Fe Corp., 6.150%, due 05/01/37	112,724
137,000	C	Burlington Northern Santa Fe Corp., 6.200%, due 08/15/36	126,728
488,000	C	CSX Corp., 6.250%, due 04/01/15	479,635
420,000	C	CSX Corp., 6.250%, due 03/15/18	386,960
556,000	C	CSX Corp., 7.450%, due 04/01/38	530,247
76,000	C	Norfolk Southern Corp., 5.750%, due 04/01/18	74,082
78,000	C	Norfolk Southern Corp., 7.050%, due 05/01/37	81,822
600,000	C	Union Pacific Corp., 5.700%, due 08/15/18	578,690
157,000	C	Union Pacific Corp., 6.625%, due 02/01/29	149,037
499,000	C	Union Pacific Corp., 7.875%, due 01/15/19	571,086
			3,182,750
Total Corporate Bonds/Notes (Cost $74,864,059)			59,705,373

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 12.9%
	Federal Home Loan Mortgage Corporation##: 7.1%
$2,094,000	C,S	4.500%, due 02/15/20	$2,074,606
9,796,722	C,S	5.000%, due 08/15/16-04/15/32	9,961,507
321,831	S	5.015%, due 04/01/35	327,590
1,958,000	C,S	5.500%, due 12/15/20-07/15/33	2,002,093
22,007,000	W	5.500%, due 02/12/37	22,457,461
5,989,463	C,S	6.000%, due 01/15/29	6,200,835
280,352	S	6.500%, due 11/01/28-12/01/31	293,503
			43,317,595
	Federal National Mortgage Association##: 5.4%
39,634	S	0.821%, due 08/25/33	38,305
984,539	S	5.000%, due 02/25/29	998,182
12,481,000	W	5.000%, due 01/12/36	12,744,274
1,876,000	S	5.500%, due 05/25/30	1,922,252
7,000,000		6.000%, due 02/12/37	7,184,842
7,627,181	S	6.000%, due 06/01/16-01/01/38	7,914,833
1,210,785	S	7.000%, due 06/01/29-07/01/32	1,281,345
515,983	C,S	7.500%, due 01/25/48	535,966
185,866	S	7.500%, due 11/01/29-11/01/30	196,840
			32,816,839
	Government National Mortgage Association: 0.4%
18,727	S	5.125%, due 12/20/29	18,424
70,775	S	5.375%, due 04/20/28	70,684
110,941	S	6.500%, due 10/15/31	116,625
1,046,924	S	7.000%, due 09/15/24-11/15/24	1,111,373
932,215	S	7.500%, due 12/15/23	988,156
			2,305,262
Total U.S. Government Agency Obligations (Cost $77,809,876)			78,439,696
U.S. TREASURY OBLIGATIONS: 4.7%
		U.S. Treasury Bonds: 1.2%
4,895,000	L	4.375%, due 02/15/38	6,557,773
493,000	L	4.500%, due 05/15/38	673,022
			7,230,795
		U.S. Treasury Notes: 2.6%
11,316,000	L	1.250%, due 11/30/10	11,441,076
4,065,000	L	2.000%, due 11/30/13	4,171,710
			15,612,786
	Treasury Inflation Indexed Protected Securitiesip: 0.9%
3,597,510		1.375%, due 07/15/18	3,351,129
2,566,314		2.375%, due 04/15/11	2,507,171
			5,858,300
Total U.S. Treasury Obligations (Cost $28,063,799)			28,701,881
ASSET-BACKED SECURITIES: 1.2%
	Credit Card Asset-Backed Securities: 0.1%
553,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	446,375
			446,375

Principal Amount			Value
	Home Equity Asset-Backed Securities: 0.4%
$2,324,208	C,S	GSAA Trust, 5.242%, due 06/25/34	$2,223,940
428,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	198,883
153,045	C,S	Merrill Lynch Mortgage Investors Trust, 0.831%, due 07/25/34	108,668
211	C,S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	204
428,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	313,060
			2,844,755
		Other Asset-Backed Securities: 0.7%
112,798	C,S	Amortizing Residential Collateral Trust, 0.721%, due 05/25/32	58,549
83,842	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.771%, due 07/25/33	72,546
1,327	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	1,282
96,848	C,S	CNH Equipment Trust, 1.235%, due 06/15/12	94,246
104,000	C,S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	59,006
845,658	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	753,059
1,114,298	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	926,474
459,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	357,518
241,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	142,303
576,211	C,S	Equity One, Inc., 5.050%, due 09/25/33	437,455
117,213	C,S	Fannie Mae, 0.611%, due 04/25/35	106,599
471,250	@@,#,C,S	Franklin CLO Ltd., 2.075%, due 09/20/15	422,758
927,000	#,C,S,I	Hudson Mezzanine Funding, 2.189%, due 06/12/42	464
191,948	@@,#,C,S	Liberty Square CDO Ltd., 4.846%, due 04/15/13	149,000
350,782	C,S	Merrill Lynch Mortgage Investors Trust, 5.609%, due 03/25/37	244,940
2,249	C,S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	2,173
21,384	C,S	Residential Asset Mortgage Products, Inc., 1.091%, due 06/25/33	17,461

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
	Other Asset-Backed Securities (continued)
$408,966	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	$303,903
			4,149,736
Total Asset-Backed Securities (Cost $9,946,698)			7,440,866
COLLATERALIZED MORTGAGE OBLIGATIONS: 9.8%
767,314	C,S	American Home Mortgage Assets, 3.176%, due 11/25/46	261,111
1,411,294	C,S	American Home Mortgage Investment Trust, 0.851%, due 11/25/45	360,120
151,652	C,S	Banc of America Alternative Loan Trust, 6.475%, due 04/25/37	74,278
19,866,357	C,S,^	Banc of America Commercial Mortgage, Inc., 0.291%, due 01/15/49	221,550
97,396	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	94,306
60,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	55,521
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	9,204
5,016	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	4,827
8,748	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	8,215
10,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	8,268
516,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	109,049
160,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	153,474
1,490,806	C,S	Banc of America Funding Corp., 5.257%, due 09/20/35	823,663
2,896,327	C,S	Banc of America Funding Corp., 5.650%, due 06/20/37	1,988,107
2,172,291	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	1,658,283
428,742	C,S	Banc of America Funding Corp., 7.000%, due 10/25/37	234,146
904,009	C,S	Banc of America Mortgage Securities, Inc., 5.172%, due 09/25/35	674,487
646,506	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	589,237
759,464	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	669,939

Principal Amount			Value
$1,334,004	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	$1,083,092
205,038	C,S	Bear Stearns Alternative-A Trust, 0.791%, due 07/25/34	108,791
392,000	#,C,S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	86,230
1,782,830	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	1,779,014
2,068,475	C,S	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	1,453,916
1,135,976	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	961,347
736,643	C,S	Citicorp Mortgage Securities, Inc., 5.500%, due 02/25/22	575,839
157,590	C,S	Citigroup Mortgage Loan Trust, Inc., 5.937%, due 06/25/36	101,628
2,140,015	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	1,339,454
371,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	260,149
371,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	280,928
444,000	C,S	Commercial Mortgage Pass-through Certificates, 4.221%, due 03/10/39	421,557
17,972	C,S	Countrywide Alternative Loan Trust, 0.771%, due 02/25/35	17,642
627,172	C,S	Countrywide Alternative Loan Trust, 3.136%, due 11/25/46	154,920
23,502	C,S	Countrywide Alternative Loan Trust, 5.403%, due 10/25/35	14,267
1,672,652	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,132,329
316,619	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.791%, due 04/25/35	69,718
548,211	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	361,269
465,243	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	426,020
10,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	8,897
8,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.695%, due 04/15/62	8,045
1,157,405	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	548,302

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$64,689	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	$64,551
829,258	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	561,295
545,035	C,S	First Horizon Mortgage Pass-through Trust, 5.395%, due 10/25/35	408,594
682,431	C,S	First Horizon Mortgage Pass-through Trust, 5.500%, due 12/25/35	507,190
1,472,209	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	1,448,705
18,203,183	C,S,^	GE Capital Commercial Mortgage Corp., 0.502%, due 06/10/48	179,136
1,000	C,S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	926
160,918	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	157,045
1,360,037	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	1,056,472
1,561,938	C,S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	1,375,346
161,160	C,S	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	103,017
15,673,304	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	182,610
870,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	790,984
474,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	85,948
240,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	42,963
192,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	28,786
684,000	C,S	GS Mortgage Securities Corp. II, 5.628%, due 04/10/38	133,189
810,615	#,C,S	GSMPS Mortgage Loan Trust, 0.821%, due 01/25/35	645,594
722,722	#,C,S	GSMPS Mortgage Loan Trust, 0.871%, due 04/25/36	601,802
395,704	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	324,926
704,153	C,S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	550,413
203,320	C,S	Harborview Mortgage Loan Trust, 0.931%, due 01/19/35	102,961
284,200	C,S	Homebanc Mortgage Trust, 1.331%, due 08/25/29	177,785

Principal Amount			Value
$214,517	C,S	JPMorgan Alternative Loan Trust, 5.505%, due 01/25/36	$125,077
53,578,085	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.038%, due 01/12/43	42,434
15,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	14,511
310,115	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	303,744
14,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	11,478
468,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, due 05/15/47	380,968
152,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	45,508
681,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	531,760
304,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	77,365
104,929	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	101,885
877,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	751,977
4,064,771	C,S,^	LB-UBS Commercial Mortgage Trust, 0.486%, due 02/15/40	78,200
601,050	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	571,290
231,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	75,896
250,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	231,517
10,000	C,S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	9,101
340,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	307,718
620,000	C,S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	172,348
415,000	C,S	LB-UBS Commercial Mortgage Trust, 5.347%, due 11/15/38	324,492
329,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	57,392
246,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	44,361

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$491,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	$86,234
1,581,000	C,S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	1,155,452
3,104,410	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	3,104,628
611,454	C,S	Luminent Mortgage Trust, 0.671%, due 10/25/46	251,536
522,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	282,065
21,651	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	17,081
242,930	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	227,040
11,991,074	#,C,S,^	Merrill Lynch Mortgage Trust, 0.154%, due 11/12/35	39,839
3,096,702	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.541%, due 08/12/48	61,971
237,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	41,903
264,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	45,454
104,108	C,S	MLCC Mortgage Investors, Inc., 0.791%, due 01/25/29	82,824
160,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	134,012
114,927	C,S	MortgageIT Trust, 0.841%, due 11/25/35	27,800
788,000	C,S	New York Mortgage Trust, Inc., 5.652%, due 05/25/36	511,268
369,339	C,S	Prime Mortgage Trust, 0.971%, due 02/25/35	209,772
89,528	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	85,321
949,749	C,S	RAAC Series, 5.250%, due 09/25/34	698,452
404,449	C,S	Residential Accredit Loans, Inc., 0.711%, due 04/25/46	85,303
757,978	C,S	Residential Accredit Loans, Inc., 5.000%, due 09/25/36	610,420
114,709	C,S	Sequoia Mortgage Trust, 0.778%, due 01/20/35	60,611
3,308	C,S	Structured Adjustable Rate Mortgage Loan Trust, 0.781%, due 07/25/35	1,538
190,848	C,S	Structured Asset Mortgage Investments, Inc., 0.821%, due 04/19/35	101,193
1,790,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.209%, due 10/15/44	473,096
70,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.243%, due 07/15/42	65,420

Principal Amount			Value
$319,340	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.781%, due 01/25/45	$164,664
116,142	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.791%, due 08/25/45	63,049
51,963	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.858%, due 06/25/44	29,826
1,793,221	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.996%, due 01/25/47	663,125
1,005,606	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.066%, due 07/25/47	291,265
958,032	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.176%, due 09/25/46	245,088
64,509	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 05/25/46	18,286
271,314	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 06/25/46	102,345
758,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.792%, due 06/25/34	724,784
241,328	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	228,710
1,134,206	C,S	Washington Mutual Mortgage Pass-through Certificates 2A3, 5.489%, due 01/25/37	747,640
119,826	C,S	Washington Mutual Mortgage Pass-through Certificates 2A4, 5.489%, due 01/25/37	45,410
2,182,329	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.658%, due 06/25/37	1,134,685
167,393	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.814%, due 06/25/37	94,300
922,754	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.859%, due 07/25/37	466,917
1,338,666	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.869%, due 07/25/37	693,399
352,636	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.895%, due 07/25/37	180,374
1,417,355	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,107,132
1,445,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.622%, due 06/25/35	1,407,772
2,180,496	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	1,955,126
617,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A5, 4.787%, due 07/25/34	466,498

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$628,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A6, 4.787%, due 07/25/34	$451,410
657,506	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.888%, due 08/25/34	477,830
1,598,487	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.113%, due 03/25/36	1,199,954
2,201,446	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	1,557,687
746,730	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.629%, due 12/25/36	486,116
1,337,608	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.922%, due 11/25/36	874,947
2,019,492	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.938%, due 10/25/36	1,394,108
212,844	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	142,081
1,062,404	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 12/28/37	687,109
Total Collateralized Mortgage Obligations (Cost $86,922,848)			59,542,269
MUNICIPAL BONDS: 0.5%
		California: 0.1%
806,000	C	City of San Diego, 7.125%, due 06/01/32	528,502
			528,502
		Florida: 0.1%
345,000	C	Florida State Board of Education, 4.750%, due 06/01/35	297,587
			297,587
		Lousiana: 0.1%
802,000	C	State of Louisiana, 5.000%, due 10/15/17	858,308
			858,308
		Michigan: 0.1%
555,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	360,778
			360,778
		Washington: 0.1%
896,000	C	State of Washington, 5.000%, due 01/01/33	860,913
			860,913
Total Municipal Bonds (Cost $3,442,638)			2,906,088
Total Long-Term Investments (Cost $744,243,467)			621,389,188

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.6%
		Commercial Paper: 2.5%
$5,000,000	S	Alcoa, Inc., 5.360%, due 01/13/09	$4,990,340
4,200,000		Ciesco, LLC, 0.300%, due 01/02/09	4,199,993
6,000,000	S	Volkswagen of America, 2.500%, due 01/21/09	5,991,250
Total Commercial Paper (Cost $15,181,583)			15,181,583
Shares			Value
		Money Market: 0.6%
3,543,000	S	ING Institutional Prime Money Market Fund - Class I	$3,543,000
Total Money Market (Cost $3,543,000)			3,543,000

Principal Amount		Value
	Securities Lending Collateralcc: 5.5%
$34,040,061	Bank of New York Mellon Corp. Institutional Cash Reserves	$33,714,630
Total Securities Lending Collateral (Cost $34,040,061)		33,714,630
Total Short-Term Investments (Cost $52,764,644)		52,439,213

Total Investments in Securities (Cost $797,008,111)*	110.6%	$673,828,401
Other Assets and Liabilities - Net	(10.6)	(64,328,802)
Net Assets	100.0%	$609,499,599

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage   Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

The Portfolio received $3,110,000 in cash collateral for swaps and foreign forward currency contracts, with these amounts being held in a tri-party account.

*  Cost for federal income tax purposes is $819,098,035.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,504,229
Gross Unrealized Depreciation	(157,773,863)
Net Unrealized Depreciation	$(145,269,634)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$386,742,880	$(461,104)
Level 2 — Other Significant Observable Inputs	281,795,135	4,039,019
Level 3 — Significant Unobservable Inputs	5,290,386	142,098
Total	$673,828,401	$3,720,013

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$14,526,723	$(48,239)
Net Purchases/(Sales)	(4,273,472)	512,952
Accrued Discounts/(Premiums)	54,250	(3,653)
Total Realized Gain/(Loss)	(697,580)	(370,666)
Total Unrealized Appreciation/(Depreciation)	(4,024,808)	120,601
Net Transfers In/(Out) of Level 3	(294,727)	(68,897)
Ending Balance at 12/31/08	$5,290,386	$142,098

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(4,789,683). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING VP Balanced Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso			USD
COP 2,710,657,436	BUY	01/08/09	1,171,923	1,203,862	$31,939
Indonesian Rupiah IDR 6,060,999,679	BUY	01/08/09	564,602	553,381	(11,221)
Russian Ruble RUB 16,703,999	BUY	01/13/09	581,616	535,052	(46,564)
Russian Ruble RUB 16,733,000	BUY	01/13/09	582,498	535,981	(46,517)
					$(72	,363)
Colombian Peso COP 1,465,570,045	SELL	01/08/09	632,229	650,892	$(18,663)
Colombian Peso COP 1,245,087,402	SELL	01/08/09	539,653	552,971	(13,318)
Indonesian Rupiah IDR 6,060,999,698	SELL	01/08/09	445,007	553,378	(108,371)
Russian Ruble RUB 16,733,000	SELL	01/13/09	560,945	535,981	24,964
Russian Ruble RUB 16,704,000	SELL	01/13/09	559,411	535,052	24,359
					$(91,029)

ING VP Balanced Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	31	03/06/09	$48,271
Euro-Schatz	140	03/06/09	98,642
Long Gilt	47	03/27/09	520,687
Russell 2000 Mini	12	03/20/09	38,615
S&P 500	27	03/19/09	93,158
S&P Mid 400 E-Mini	24	03/20/09	32,492
U.S. Treasury 5-Year Note	72	03/31/09	10,508
			$842,373
Short Contracts
U.S. Treasury 2-Year Note	101	03/31/09	$(209,187)
U.S. Treasury 10-Year Note	92	03/20/09	(407,939)
U.S. Treasury Long Bond	60	03/20/09	(686,351)
			$(1,303,477)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

ING VP Balanced Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.060% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/28/11	NZD	26,207,000	$807,515
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD13,100,000		400,310
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD8,910,000		(704,072)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD4,400,000		(339,334)
				$164,419

ING VP Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	7,078,000	$1,115,547	$(18,294)	$1,133,841
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	1,254,000	197,640	15,755	181,885
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	1,426,000	224,748	17,742	207,006
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	123,000	18,568	26,943	(8,375)
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	2,478,000	374,077	587,847	(213,770)
Barclays Bank PLC	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	2,454,640	57,988	85,910	(27,922)
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	1,700,192	40,165	(33,941)	74,106
Barclays Bank PLC	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	1,263,000	26,523	60,061	(33,538)
Goldman Sachs International	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	1,452,000	30,493	46,323	(15,830)
Barclays Bank PLC	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.613)	12/20/12	USD	891,182	142,098	—	142,098
							$2,227,847	$788,346	$1,439,501

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	720,000	$60,226	$—	$60,226
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)	09/20/17	USD	661,000	90,397	—	90,397
Citibank N.A., New York	Bank of America Corp. 6.250%, 04/15/12	Buy	(2.050)	12/20/13	USD	1,031,000	(42,584)	—	(42,584)
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.490)	09/20/13	USD	1,431,000	13,118	—	13,118
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.505)	09/20/13	USD	1,216,000	10,332	—	10,332
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)	09/20/17	USD	928,000	61,971	—	61,971
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	194,000	8,980	—	8,980
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	436,000	20,181	—	20,181
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16**	Buy	(1.640)	03/20/18	USD	723,000	50,668	—	50,668
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)	12/20/12	USD	207,000	15,568	—	15,568
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)	12/20/17	USD	201,000	18,375	—	18,375
Citibank N.A., New York	Devon Energy Corp. 7.950%, 04/15/32	Buy	(1.150)	12/20/13	USD	483,000	(18)	—	(18)
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)	09/20/11	USD	543,500	68,021	—	68,021
Citibank N.A., New York	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.220)	12/20/13	USD	475,000	53,524	—	53,524
Goldman Sachs International	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.280)	12/20/13	USD	681,000	75,054	—	75,054
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08*	Buy	(1.200)	06/20/13	USD	344,000	(2,632)	—	(2,632)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(1.190)	06/20/13	USD	154,000	(1,113)	—	(1,113)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(0.850)	06/20/13	USD	142,000	1,008	—	1,008
Goldman Sachs International	Halliburton Co. 5.500%, 10/15/10	Buy	(0.820)	12/20/13	USD	578,000	4,161	—	4,161
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	720,000	58,983	—	58,983
Citibank N.A., New Y.ork	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)	06/20/13	USD	1,121,000	232,258	—	232,258

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(3.950)	12/20/13	USD	621,000	$30,637	$—	$30,637
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(4.100)	12/20/13	USD	246,000	10,687	—	10,687
Goldman Sachs International	International Paper Co. 5.300%, 04/01/15	Buy	(3.700)	12/20/13	USD	273,000	16,154	—	16,154
Goldman Sachs International	International Paper Co. 5.850%, 10/30/12	Buy	(1.900)	12/20/13	USD	729,000	94,764	—	94,764
Goldman Sachs International	Liberty Mutual Insurance 7.875%, 10/15/26	Buy	(3.150)	12/20/13	USD	349,000	(10,469)	—	(10,469)
Barclays Bank PLC	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)	03/20/13	USD	194,000	39,639	—	39,639
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	461,000	112,714	—	112,714
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)	12/20/12	USD	684,000	163,494	—	163,494
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	485,000	118,582	—	118,582
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)	03/20/13	USD	658,000	85,493	—	85,493
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)	03/20/13	USD	631,000	75,432	—	75,432
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	140,000	32,988	44,670	(11,682)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	284,000	66,919	86,970	(20,051)
Goldman Sachs International	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	554,000	130,538	174,277	(43,739)
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	2,316,000	545,715	385,967	159,748
Goldman Sachs International	MeadWestvaco Corp. 6.850%, 04/01/12	Buy	(1.900)	12/20/13	USD	729,000	9,664	—	9,664
Barclays Bank PLC	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)	06/20/13	USD	170,000	13,024	—	13,024
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)	12/20/17	USD	1,108,000	275,949	—	275,949
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)	06/20/12	USD	193,000	39,342	—	39,342
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)	12/20/17	USD	440,000	110,637	—	110,637
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)	03/20/13	USD	403,000	19,366	—	19,366
Goldman Sachs International	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.880)	03/20/18	USD	1,205,000	99,101	—	99,101

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)	03/20/13	USD	805,000$	38,371	$—	$38,371
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)	09/20/17	USD	811,000	211,129	—	211,129
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	847,000	202,347	—	202,347
Morgan Stanley Capital Services Inc.	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.500)	12/20/13	USD	420,000	(2,570)	—	(2,570)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.700)	09/20/13	USD	279,000	7,623	—	7,623
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	139,000	3,190	—	3,190
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	262,000	6,013	—	6,013
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.770)	09/20/13	USD	291,000	7,060	—	7,060
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)	09/20/13	USD	596,000	12,375	—	12,375
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	720,000	98,074	—	98,074
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)	09/20/17	USD	661,000	82,436	—	82,436
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.800)	12/20/13	USD	448,000	(11,968)	—	(11,968)
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.750)	12/20/13	USD	206,000	(5,045)	—	(5,045)
Goldman Sachs International	Westvaco Corp. 7.950%, 02/15/31	Buy	(3.250)	12/20/13	USD	492,000	(22,975)	—	(22,975)
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)	03/20/14	USD	974,000	70,862	—	70,862
Citibank N.A., New York	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(3.150)	12/20/13	USD	700,000	(29,348)	—	(29,348)
Goldman Sachs International	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(2.000)	12/20/13	USD	729,000	6,552	—	6,552
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.330)	09/20/13	USD	502,000	49,398	—	49,398
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	305,000	29,161	—	29,161
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	192,000	18,357	—	18,357

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.680)	09/20/13	USD	336,000	$28,372	$—	$28,372
Citibank N.A., New York	Williams Companies Inc. 7.500%, 01/15/31	Buy	(2.750)	12/20/13	USD	1,000,000	39,196	—	39,196
							$3,715,458	$691,884	$3,023,574

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600	09/20/11	8.15%	USD	542,000	$(68,450)	$—	$(68,450)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	139,000	(64,822)	(49,349)	(15,473)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	284,000	(132,442)	(109,991)	(22,451)
Credit Suisse International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	619,000	(288,667)	(108,889)	(179,778)
Goldman Sachs International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	554,000	(258,355)	(194,195)	(64,160)
JPMorgan Chase Bank, N.A. New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	794,000	(370,277)	(139,673)	(230,604)
The Royal Bank of Scotland PLC	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	913,000	(425,772)	(160,606)	(265,166)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200	06/20/12	9.32%	USD	193,000	(35,819)	—	(35,819)
Morgan Stanley Capital Services Inc.	Verizon Wireless 7.375%, 11/15/13	Sell	1.900	12/20/13	2.13%	USD	420,000	(4,251)	—	(4,251)
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780	09/20/12	2.10%	USD	874,000	(39,767)	—	(39,767)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030	03/20/12	4.14%	USD	836,947	(74,593)	—	(74,593)
								$(1,763,215)	$(762,703)	$(1,000,512)

*  In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

**  Guaranteed by JPMorgan Chase.

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP BALANCED PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)  For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 97.7%
		Aerospace/Defense: 0.9%
197,000		Lockheed Martin Corp.	$16,563,760
			16,563,760
		Agriculture: 2.8%
1,067,338		Altria Group, Inc.	16,074,110
855,545		Philip Morris International, Inc.	37,224,763
			53,298,873
		Apparel: 1.2%
1,115,200	@	Coach, Inc.	23,162,704
			23,162,704
		Auto Manufacturers: 1.0%
678,900		Paccar, Inc.	19,416,540
			19,416,540
		Auto Parts & Equipment: 0.6%
527,200	@@	Autoliv, Inc.	11,313,712
			11,313,712
		Banks: 8.4%
2,451,400		Citigroup, Inc.	16,448,894
404,700		Comerica, Inc.	8,033,295
187,000		Goldman Sachs Group, Inc.	15,780,930
1,658,460		JPMorgan Chase & Co.	52,291,244
271,400		PNC Financial Services Group, Inc.	13,298,600
1,891,000		Wells Fargo & Co.	55,746,680
			161,599,643
		Beverages: 1.7%
188,000		Coca-Cola Co.	8,510,760
444,950		PepsiCo, Inc.	24,369,912
			32,880,672
		Biotechnology: 2.4%
132,000	@	Genentech, Inc.	10,944,120
689,300	@	Gilead Sciences, Inc.	35,250,802
			46,194,922
		Chemicals: 0.9%
1,342,643		Celanese Corp.	16,689,052
			16,689,052
		Commercial Services: 1.5%
303,800		Automatic Data Processing, Inc.	11,951,492
836,500	@	Quanta Services, Inc.	16,562,700
			28,514,192
		Computers: 3.7%
259,500	@	Apple, Inc.	22,148,325
891,700		Hewlett-Packard Co.	32,359,793
197,700		International Business Machines Corp.	16,638,432
2,600		Seagate Technology, Inc.-Escrow	—
			71,146,550
		Cosmetics/Personal Care: 3.2%
1,004,992		Procter & Gamble Co.	62,128,605
			62,128,605

Shares			Value
		Distribution/Wholesale: 0.4%
92,300		WW Grainger, Inc.	$7,276,932
			7,276,932
		Diversified Financial Services: 0.6%
166,070	@@	Deutsche Boerse AG	12,014,989
			12,014,989
		Electric: 4.1%
489,000		Exelon Corp.	27,193,290
665,000		NSTAR	24,265,850
719,500		Pacific Gas & Electric Co.	27,851,845
			79,310,985
		Electronics: 1.0%
779,100		Amphenol Corp.	18,682,818
			18,682,818
		Environmental Control: 1.1%
630,900		Waste Management, Inc.	20,908,026
			20,908,026
		Food: 0.6%
298,500	@@	Cadbury PLC ADR	10,647,495
			10,647,495
		Healthcare-Products: 5.5%
694,968	@@	Covidien Ltd.	25,185,640
547,260		Johnson & Johnson	32,742,566
825,700	@	St. Jude Medical, Inc.	27,215,072
506,700	@	Zimmer Holdings, Inc.	20,480,814
			105,624,092
		Healthcare-Services: 1.6%
710,500	@	WellPoint, Inc.	29,933,365
			29,933,365
		Insurance: 3.9%
489,185		Reinsurance Group of America, Inc.	20,946,902
744,300		Travelers Cos., Inc.	33,642,360
765,600	@@	Willis Group Holdings Ltd.	19,048,128
			73,637,390
		Internet: 2.6%
110,887	@	Google, Inc. - Class A	34,114,386
1,229,200	@	Yahoo!, Inc.	14,996,240
			49,110,626
		Iron/Steel: 1.5%
532,600		Cliffs Natural Resources, Inc.	13,639,886
394,400		United States Steel Corp.	14,671,680
			28,311,566
		Media: 2.7%
232,900	@	DIRECTV Group, Inc.	5,335,739
1,793,486	@	Liberty Media Corp. - Entertainment	31,350,135
1,466,100		Time Warner, Inc.	14,748,966
			51,434,840

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Mining: 0.8%
610,000		Freeport-McMoRan Copper & Gold, Inc.	$14,908,400
			14,908,400
		Miscellaneous Manufacturing: 3.2%
2,205,681		General Electric Co.	35,732,032
797,200		Honeywell International, Inc.	26,172,076
			61,904,108
		Oil & Gas: 12.1%
335,300		Apache Corp.	24,989,909
1,510,015		ExxonMobil Corp.	120,544,497
959,500		Marathon Oil Corp.	26,251,920
624,800	@@	Royal Dutch Shell PLC ADR - Class A	33,076,912
294,600	@	Transocean, Ltd.	13,919,850
386,300		XTO Energy, Inc.	13,624,801
			232,407,889
		Oil & Gas Services: 2.1%
1,506,900		BJ Services Co.	17,585,523
519,900		Schlumberger Ltd.	22,007,367
			39,592,890
		Packaging & Containers: 1.0%
703,600	@	Owens-Illinois, Inc.	19,229,388
			19,229,388
		Pharmaceuticals: 5.3%
547,550		Abbott Laboratories	29,222,744
1,495,500		Pfizer, Inc.	26,485,305
484,550	@@,L	Teva Pharmaceutical Industries Ltd. ADR	20,627,294
667,000		Wyeth	25,019,170
			101,354,513
		Retail: 4.8%
79,292		Burger King Holdings, Inc.	1,893,493
1,221,600		Gap, Inc.	16,357,224
724,900		Home Depot, Inc.	16,687,198
2,205,700		Macy's, Inc.	22,828,995
619,300		Wal-Mart Stores, Inc.	34,717,958
			92,484,868
		Semiconductors: 3.5%
1,441,700		Applied Materials, Inc.	14,604,421
1,565,400		Intel Corp.	22,948,764
697,400	L	Linear Technology Corp.	15,426,488
1,888,300	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	14,917,570
			67,897,243
		Software: 1.5%
957,461		Microsoft Corp.	18,613,042
615,650	@	Oracle Corp.	10,915,475
			29,528,517
		Telecommunications: 5.6%
1,396,200		AT&T, Inc.	39,791,699
1,687,600	@	Cisco Systems, Inc.	27,507,880

Shares			Value
709,750		Qualcomm, Inc.	$25,430,343
7,935,100		Sprint Nextel Corp.	14,521,233
			107,251,155
		Textiles: 0.7%
329,700	@	Mohawk Industries, Inc.	14,167,209
			14,167,209
		Toys/Games/Hobbies: 0.8%
37,600	@@	Nintendo Co., Ltd.	14,368,903
			14,368,903
		Transportation: 2.4%
267,500		CH Robinson Worldwide, Inc.	14,720,525
552,000		United Parcel Service, Inc. - Class B	30,448,320
			45,168,845
Total Common Stock (Cost $2,062,504,051)			1,870,066,277
Principal Amount			Value
CORPORATE BONDS/NOTES: 0.0%
		Electric: 0.0%
$20,000,000	±,L	Mirant Corp.-Escrow, due 06/15/21	$—
		Energy-Alternate Sources: 0.0%
10,000,000	±	Southern Energy-Escrow, due 07/15/09	—
			—
Total Corporate Bonds/Notes (Cost $—)			—
Total Long-Term Investments (Cost $2,062,504,051)			1,870,066,277
SHORT-TERM INVESTMENTS: 1.8%
		Commercial Paper: 1.2%
10,000,000	S	Alcoa, Inc., 0.000%, due 01/13/09	9,980,681
12,000,000		Volkswagen of America, 0.000%, due 01/21/09	11,982,499
Total Commercial Paper (Cost $21,963,180)			21,963,180
Shares			Value
		Affiliated Mutual Fund: 0.4%
8,173,000	S	ING Institutional Prime Money Market Fund - Class I	$8,173,000
Total Mutual Fund (Cost $8,173,000)			8,173,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 0.2%
$3,721,142	Bank of New York Mellon Corp. Institutional Cash Reserves	$3,636,739
Total Securities Lending Collateral (Cost $3,721,142)		3,636,739
Total Short-Term Investments (Cost $33,857,322)		33,772,919

Total Investments in Securities (Cost $2,096,361,373)*	99.5%	$1,903,839,196
Other Assets and Liabilities - Net	0.5	9,188,735
Net Assets	100.0%	$1,913,027,931

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

±  Defaulted security

*  Cost for federal income tax purposes is $2,211,381,777.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$121,103,201
Gross Unrealized Depreciation	(428,645,782)
Net Unrealized Depreciation	$(307,542,581)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,851,855,385	$24,446
Level 2 — Other Significant Observable Inputs	51,983,811	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,903,839,196	$24,446

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING VP Growth and Income Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	20	03/19/09	$24,446
			$24,446

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 98.2%
		Aerospace/Defense: 5.8%
28,200		Lockheed Martin Corp.	$2,371,056
29,300		Raytheon Co.	1,495,472
			3,866,528
		Agriculture: 2.0%
46,900		Archer-Daniels-Midland Co.	1,352,127
			1,352,127
		Airlines: 0.9%
73,900		Southwest Airlines Co.	637,018
			637,018
		Biotechnology: 5.9%
11,500	@	Amgen, Inc.	664,125
25,100	@	Biogen Idec, Inc.	1,195,513
50,598	@	Life Technologies Corp.	1,179,439
13,500	@	Myriad Genetics, Inc.	894,510
			3,933,587
		Chemicals: 3.1%
21,700		Monsanto Co.	1,526,595
9,400		Sherwin-Williams Co.	561,650
			2,088,245
		Commercial Services: 2.9%
30,800	@	Alliance Data Systems Corp.	1,433,124
6,400	@	Apollo Group, Inc. - Class A	490,368
			1,923,492
		Computers: 8.0%
30,700	@	Apple, Inc.	2,620,245
32,000		Hewlett-Packard Co.	1,161,280
18,400		International Business Machines Corp.	1,548,544
			5,330,069
		Cosmetics/Personal Care: 3.7%
39,883		Procter & Gamble Co.	2,465,567
			2,465,567
		Electronics: 1.4%
28,300	@	Dolby Laboratories, Inc.	927,108
			927,108
		Engineering & Construction: 2.5%
36,700		Fluor Corp.	1,646,729
			1,646,729
		Food: 2.8%
28,500	@	Dean Foods Co.	512,145
35,800		HJ Heinz Co.	1,346,080
			1,858,225
		Healthcare-Products: 4.1%
48,600	@	St. Jude Medical, Inc.	1,601,856
32,600	@	Varian Medical Systems, Inc.	1,142,304
			2,744,160
		Healthcare-Services: 1.0%
10,500	@	Laboratory Corp. of America Holdings	676,305
			676,305

Shares			Value
		Household Products/Wares: 2.6%
16,500		Church & Dwight Co., Inc.	$925,980
15,700		Kimberly-Clark Corp.	828,018
			1,753,998
		Insurance: 1.8%
15,000		Aflac, Inc.	687,600
11,800		AON Corp.	539,024
			1,226,624
		Internet: 1.9%
1,100	@	Google, Inc. - Class A	338,415
68,400	@	Symantec Corp.	924,768
			1,263,183
		Media: 2.2%
88,600		Comcast Corp. - Class A	1,495,568
			1,495,568
		Metal Fabricate/Hardware: 1.0%
11,000		Precision Castparts Corp.	654,280
			654,280
		Miscellaneous Manufacturing: 3.6%
56,800		Cooper Industries Ltd.	1,660,264
22,400		Dover Corp.	737,408
			2,397,672
		Oil & Gas: 6.9%
14,100		ExxonMobil Corp.	1,125,603
10,500		Murphy Oil Corp.	465,675
64,100		Noble Corp.	1,415,969
37,900		Sunoco, Inc.	1,647,134
			4,654,381
		Oil & Gas Services: 0.7%
20,300	@	National Oilwell Varco, Inc.	496,132
			496,132
		Packaging & Containers: 1.5%
51,700	@	Crown Holdings, Inc.	992,640
			992,640
		Pharmaceuticals: 7.2%
10,300	@,L	Cephalon, Inc.	793,512
20,100	@	Endo Pharmaceuticals Holdings, Inc.	520,188
28,100	@	Express Scripts, Inc.	1,544,938
57,700	@	Forest Laboratories, Inc.	1,469,619
19,400	@	Watson Pharmaceuticals, Inc.	515,458
			4,843,715
		Retail: 9.4%
6,600	@	Autozone, Inc.	920,502
100,500		Gap, Inc.	1,345,695
53,100		Limited Brands, Inc.	533,124
21,000		Ross Stores, Inc.	624,330
93,100		TJX Cos., Inc.	1,915,067
17,500		Wal-Mart Stores, Inc.	981,050
			6,319,768
		Savings & Loans: 1.2%
50,000		Hudson City Bancorp., Inc.	798,000
			798,000

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Semiconductors: 6.5%
108,400		Altera Corp.	$1,811,364
96,400	@,@@	Marvell Technology Group Ltd.	642,988
105,700		Xilinx, Inc.	1,883,574
			4,337,926
		Software: 4.2%
89,000		CA, Inc.	1,649,170
30,600		Microsoft Corp.	594,864
31,600	@	Oracle Corp.	560,268
			2,804,302
		Telecommunications: 1.9%
40,800	@	Juniper Networks, Inc.	714,408
64,300		Windstream Corp.	591,560
			1,305,968
		Toys/Games/Hobbies: 1.5%
34,900		Hasbro, Inc.	1,018,033
			1,018,033
Total Common Stock (Cost $77,969,343)			65,811,350
EXCHANGE-TRADED FUNDS: 0.8%
		Exchange-Traded Funds: 0.8%
14,200		iShares Russell 1000 Growth Index Fund	526,252
Total Exchange-Traded Funds (Cost $531,471)			526,252
Total Long-Term Investments (Cost $78,500,814)			66,337,602
SHORT-TERM INVESTMENTS: 2.3%
		Affiliated Mutual Fund: 1.1%
765,000		ING Institutional Prime Money Market Fund - Class I	765,000
Total Mutual Fund (Cost $765,000)			765,000

Principal Amount		Value
	Securities Lending Collateralcc: 1.2%
$806,060	Bank of New York Mellon Corp. Institutional Cash Reserves	$771,235

Total Securities Lending Collateral (Cost $806,060)	771,235
Total Short-Term Investments (Cost $1,571,060)	1,536,235

Total Investments in Securities (Cost $80,071,874)*	101.3%	$67,873,837
Other Assets and Liabilities - Net	(1.3)	(838,066)
Net Assets	100.0%	$67,035,771

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $81,253,727.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,985,953
Gross Unrealized Depreciation	(15,365,843)
Net Unrealized Depreciation	$(13,379,890)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$67,102,602	$—
Level 2 — Other Significant Observable Inputs	771,235	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$67,873,837	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 88.3%
		Advertising: 0.5%
201,840	@	inVentiv Health, Inc.	$2,329,234
			2,329,234
		Aerospace/Defense: 1.9%
133,838	@	Moog, Inc.	4,894,456
89,100	@	Teledyne Technologies, Inc.	3,969,405
			8,863,861
		Apparel: 0.3%
103,605	@,@@,L	Gildan Activewear, Inc.	1,218,395
			1,218,395
		Auto Parts & Equipment: 1.5%
496,800		ArvinMeritor, Inc.	1,415,880
151,400		BorgWarner, Inc.	3,295,978
369,500		Cooper Tire & Rubber Co.	2,276,120
			6,987,978
		Banks: 7.5%
260,214	L	Bank Mutual Corp.	3,002,870
288,400		Boston Private Financial Holdings, Inc.	1,972,656
631,700		Citizens Banking Corp.	1,882,466
194,200		First Commonwealth Financial Corp.	2,404,196
130,926		First Midwest Bancorp., Inc.	2,614,592
155,450		FirstMerit Corp.	3,200,716
50,600	L	Hancock Holding Co.	2,300,276
136,200	L	Old National Bancorp.	2,473,392
72,900	L	PrivateBancorp, Inc.	2,366,334
106,418		Prosperity Bancshares, Inc.	3,148,909
93,950	@	Signature Bank	2,695,426
96,044	@	Texas Capital Bancshares, Inc.	1,283,148
68,172		UMB Financial Corp.	3,349,972
44,300		Westamerica Bancorp.	2,265,945
			34,960,898
		Biotechnology: 1.8%
41,000	@,L	AMAG Pharmaceuticals, Inc.	1,469,850
58,326	@	Bio-Rad Laboratories, Inc.	4,392,531
307,574	@	RTI Biologics, Inc.	848,904
24,928	@,L	United Therapeutics Corp.	1,559,246
			8,270,531
		Chemicals: 2.5%
184,900		Albemarle Corp.	4,123,270
96,900		Cytec Industries, Inc.	2,056,218
182,900		HB Fuller Co.	2,946,519
175,200		RPM International, Inc.	2,328,408
			11,454,415
		Commercial Services: 2.8%
193,237		Arbitron, Inc.	2,566,187
82,164	@,L	Bankrate, Inc.	3,122,232
181,700	@,L	TrueBlue, Inc.	1,738,869
119,010		Watson Wyatt Worldwide, Inc.	5,691,058
			13,118,346
		Computers: 2.6%
114,400	@	CACI International, Inc.	5,158,296
560,907	@	Mentor Graphics Corp.	2,899,889
243,900	@	Micros Systems, Inc.	3,980,448
101,700	@,@@	Xyratex Ltd.	300,015
			12,338,648

Shares			Value
		Distribution/Wholesale: 2.9%
234,700	@,L	Fossil, Inc.	$3,919,490
76,600		Owens & Minor, Inc.	2,883,990
217,397	@	Tech Data Corp.	3,878,362
76,300	L	Watsco, Inc.	2,929,920
			13,611,762
		Diversified Financial Services: 2.0%
119,400	@	Interactive Brokers Group, Inc.	2,136,066
178,550	@	Knight Capital Group, Inc.	2,883,583
55,847	@	Stifel Financial Corp.	2,560,585
105,100		Waddell & Reed Financial, Inc.	1,624,846
			9,205,080
		Electric: 3.0%
226,700		Cleco Corp.	5,175,561
130,118		Idacorp, Inc.	3,831,975
259,668		Portland General Electric Co.	5,055,730
			14,063,266
		Electrical Components & Equipment: 1.3%
263,067	@	Advanced Energy Industries, Inc.	2,617,517
43,400	@,L	Energy Conversion Devices, Inc.	1,094,114
89,375	@	Greatbatch, Inc.	2,364,863
			6,076,494
		Electronics: 3.4%
161,100	@,L	FEI Co.	3,038,346
42,354	@	Flir Systems, Inc.	1,299,421
190,200	@	Plexus Corp.	3,223,890
135,207	@	Varian, Inc.	4,530,787
156,300		Watts Water Technologies, Inc.	3,902,811
			15,995,255
		Environmental Control: 1.5%
31,539	@	Clean Harbors, Inc.	2,000,834
151,899	@	Waste Connections, Inc.	4,795,451
			6,796,285
		Food: 2.5%
95,800		Corn Products International, Inc.	2,763,830
161,469		Flowers Foods, Inc.	3,933,385
33,900	@	Ralcorp Holdings, Inc.	1,979,760
126,200		Spartan Stores, Inc.	2,934,150
			11,611,125
		Gas: 1.3%
48,100		New Jersey Resources Corp.	1,892,735
127,301		WGL Holdings, Inc.	4,161,470
			6,054,205
		Hand/Machine Tools: 1.0%
125,900		Regal-Beloit Corp.	4,782,941
			4,782,941
		Healthcare-Products: 2.4%
94,900	@	Immucor, Inc.	2,522,442
132,252		Meridian Bioscience, Inc.	3,368,458
184,624	@	Micrus Endovascular Corp.	2,143,485
159,299	@,@@	Orthofix International NV	2,442,054
341,387	@	Spectranetics Corp.	891,020
			11,367,459

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Healthcare-Services: 1.5%
176,800	@	Nighthawk Radiology Holdings, Inc.	$859,248
88,000	@	Psychiatric Solutions, Inc.	2,450,800
104,261		Universal Health Services, Inc.	3,917,086
			7,227,134
		Home Builders: 0.6%
149,500		Ryland Group, Inc.	2,641,665
			2,641,665
		Housewares: 0.6%
85,300	L	Toro Co.	2,814,900
			2,814,900
		Insurance: 4.6%
82,487	@,@@	Argo Group International Holdings Ltd.	2,797,959
171,354	@@	Aspen Insurance Holdings Ltd.	4,155,335
112,200		Brown & Brown, Inc.	2,344,980
115,900	@@	Platinum Underwriters Holdings Ltd.	4,181,672
67,418	@	ProAssurance Corp.	3,558,322
128,600		Selective Insurance Group	2,948,798
58,500		Stewart Information Services Corp.	1,374,165
			21,361,231
		Machinery-Diversified: 2.5%
118,727	@	Gardner Denver, Inc.	2,771,088
86,500	L	Nordson Corp.	2,793,085
96,700		Tennant Co.	1,489,180
115,121		Wabtec Corp.	4,576,060
			11,629,413
		Media: 0.1%
255,114		Entercom Communications Corp.	313,790
			313,790
		Metal Fabricate/Hardware: 0.8%
320,200		Commercial Metals Co.	3,800,774
			3,800,774
		Miscellaneous Manufacturing: 1.4%
138,600		Actuant Corp.	2,636,172
256,090		Barnes Group, Inc.	3,713,305
			6,349,477
		Oil & Gas: 3.5%
85,400	@	Bill Barrett Corp.	1,804,502
183,228	@	Carrizo Oil & Gas, Inc.	2,949,971
51,900	@	Comstock Resources, Inc.	2,452,275
281,900	@	EXCO Resources, Inc.	2,554,014
183,000		Frontier Oil Corp.	2,311,290
178,100	@	McMoRan Exploration Co.	1,745,380
97,300	@	Unit Corp.	2,599,856
			16,417,288
		Oil & Gas Services: 1.6%
61,165		Core Laboratories NV	3,661,337
101,600	@	Dril-Quip, Inc.	2,083,816
310,224	@	Tetra Technologies, Inc.	1,507,689
			7,252,842

Shares			Value
		Packaging & Containers: 1.7%
47,300	@	Owens-Illinois, Inc.	$1,292,709
81,529	@	Pactiv Corp.	2,028,442
99,400		Silgan Holdings, Inc.	4,752,314
			8,073,465
		Pharmaceuticals: 2.9%
495,900	@,L	Akorn, Inc.	1,140,570
169,830	@,L	KV Pharmaceutical Co.	489,110
240,800	@,L	Mylan Laboratories	2,381,512
146,000		Omnicare, Inc.	4,052,960
83,500	@	Onyx Pharmaceuticals, Inc.	2,852,360
74,418		Perrigo Co.	2,404,446
			13,320,958
		Retail: 5.3%
66,747		Cash America International, Inc.	1,825,530
164,086	@	Gymboree Corp.	4,281,004
199,237	@	Jack in the Box, Inc.	4,401,145
270,113	@,L	Jo-Ann Stores, Inc.	4,184,050
202,512	@	Papa John's International, Inc.	3,732,296
228,500		Regis Corp.	3,320,105
341,534		Stage Stores, Inc.	2,817,656
			24,561,786
		Savings & Loans: 3.0%
107,100		Astoria Financial Corp.	1,765,008
200,490	L	First Niagara Financial Group, Inc.	3,241,923
249,268		NewAlliance Bancshares, Inc.	3,282,860
183,900		Provident Financial Services, Inc.	2,813,670
257,541		Westfield Financial, Inc.	2,657,823
			13,761,284
		Semiconductors: 4.3%
656,800	@	Emulex Corp.	4,584,464
756,300	@	Entegris, Inc.	1,656,297
205,200	@,L	Formfactor, Inc.	2,995,920
200,400		Micrel, Inc.	1,464,924
193,300	@	MKS Instruments, Inc.	2,858,907
392,800	@	ON Semiconductor Corp.	1,335,520
80,000	L	Power Integrations, Inc.	1,590,400
352,932	@,@@	Verigy Ltd.	3,395,206
			19,881,638
		Software: 4.7%
151,892	@	Ansys, Inc.	4,236,268
293,100	@,L	Epicor Software Corp.	1,406,880
247,200	@	Informatica Corp.	3,394,056
342,700	@	Parametric Technology Corp.	4,335,155
143,000	@	Progress Software Corp.	2,754,180
202,300	@,L	Solera Holdings, Inc.	4,875,430
227,250	@	THQ, Inc.	952,178
			21,954,147
		Telecommunications: 3.4%
226,900		Adtran, Inc.	3,376,272
445,860		Alaska Communications Systems Group, Inc.	4,182,167
98,100		NTELOS Holdings Corp.	2,419,146
66,300	L	Otelco, Inc.	501,891
269,037	@	Polycom, Inc.	3,634,690
292,628	@	RCN Corp.	1,726,505
			15,840,671

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Transportation: 3.1%
146,900	@,L	Atlas Air Worldwide Holdings, Inc.	$2,776,410
281,600		Heartland Express, Inc.	4,438,016
67,000	@	HUB Group, Inc.	1,777,510
99,400	@	Kirby Corp.	2,719,584
102,300	@	Old Dominion Freight Line	2,911,458
			14,622,978
Total Common Stock (Cost $526,212,121)			410,931,619
REAL ESTATE INVESTMENT TRUSTS: 5.3%
		Apartments: 1.3%
138,100		American Campus Communities, Inc.	2,828,288
75,441	L	Home Properties, Inc.	3,062,905
			5,891,193
		Diversified: 0.7%
114,900		Washington Real Estate Investment Trust	3,251,670
			3,251,670
		Health Care: 0.7%
171,058		Senior Housing Properties Trust	3,065,359
			3,065,359
		Mortgage: 0.4%
76,581		Hatteras Financial Corp.	2,037,055
			2,037,055
		Office Property: 0.7%
104,800		Corporate Office Properties Trust SBI MD	3,217,360
			3,217,360
		Single Tenant: 1.2%
161,100	L	National Retail Properties, Inc.	2,769,309
129,100		Realty Income Corp.	2,988,665
			5,757,974
		Storage: 0.3%
373,889		U-Store-It Trust	1,663,806
			1,663,806
Total Real Estate Investment Trusts (Cost $25,440,790)			24,884,417
EXCHANGE-TRADED FUNDS: 3.9%
		Exchange-Traded Funds: 3.9%
281,913		iShares Russell 2000 Index Fund	13,889,854
84,900		iShares Russell 2000 Value Index Fund	4,174,533
Total Exchange-Traded Funds (Cost $17,754,455)			18,064,387
Total Long-Term Investments (Cost $569,407,366)			453,880,423
SHORT-TERM INVESTMENTS: 9.0%
		Affiliated Mutual Fund: 2.1%
9,691,000		ING Institutional Prime Money Market Fund - Class I	9,691,000
Total Mutual Fund (Cost $9,691,000)			9,691,000

Shares		Value
	Repurchase Agreement: 1.1%
$4,897,000	Goldman Sachs Repurchase Agreement dated 12/31/08, 0.010%, due 01/02/09, $4,897,003 to be received upon repurchase (Collateralized by $3,140,600 U.S. Treasury, 8.875%, Market Value plus accrued interest $4,995,034, due 02/15/19)	$4,897,000
Total Repurchase Agreement (Cost $4,897,000)		4,897,000
	Securities Lending Collateralcc: 5.8%
27,583,319	Bank of New York Mellon Corp. Institutional Cash Reserves	27,093,656
Total Securities Lending Collateral (Cost $27,583,319)		27,093,656
Total Short-Term Investments (Cost $42,171,319)		41,681,656

Total Investments in Securities (Cost $611,578,685)*	106.5%	$495,562,079
Other Assets and Liabilities - Net	(6.5)	(30,167,963)
Net Assets	100.0%	$465,394,116

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $632,994,269.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,514,412
Gross Unrealized Depreciation	(149,946,602)
Net Unrealized Depreciation	$(137,432,190)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$463,571,423	$—
Level 2 — Other Significant Observable Inputs	31,990,656	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$495,562,079	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
VALUE PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 96.2%
		Advertising: 0.7%
22,700		Omnicom Group	$611,084
			611,084
		Aerospace/Defense: 3.3%
30,000		General Dynamics Corp.	1,727,700
21,700		Raytheon Co.	1,107,568
			2,835,268
		Agriculture: 5.0%
100,700		Altria Group, Inc.	1,516,542
31,400		Archer-Daniels-Midland Co.	905,262
32,400		Lorillard, Inc.	1,825,739
			4,247,543
		Banks: 6.5%
57,100	@@,L	Banco Bilbao Vizcaya Argentaria SA ADR	713,179
85,600	@@,L	Banco Santander Central Hispano SA ADR	812,344
54,500		Bank of America Corp.	767,360
35,800		Capital One Financial Corp.	1,141,662
21,700		JPMorgan Chase & Co.	684,201
62,700	@@,L	Lloyds TSB Group PLC - Spon ADR	482,790
121,500		Regions Financial Corp.	967,140
			5,568,676
		Chemicals: 1.1%
15,100		Sherwin-Williams Co.	902,225
			902,225
		Commercial Services: 0.7%
30,100	L	Moody's Corp.	604,709
			604,709
		Computers: 1.7%
139,500	@	EMC Corp.	1,460,565
			1,460,565
		Distribution/Wholesale: 0.8%
18,500		Genuine Parts Co.	700,410
			700,410
		Diversified Financial Services: 4.3%
59,700		American Express Co.	1,107,435
29,700		Ameriprise Financial, Inc.	693,792
71,500		Invesco Ltd.	1,032,460
31,000		NYSE Euronext	848,780
			3,682,467
		Electric: 8.4%
62,700		Alliant Energy Corp.	1,829,586
52,600		DTE Energy Co.	1,876,242
58,300		Edison International	1,872,596
9,100		Entergy Corp.	756,483
36,800	@,L	NRG Energy, Inc.	858,544
			7,193,451
		Electronics: 1.6%
39,200	@	Thermo Electron Corp.	1,335,544
			1,335,544

Shares			Value
		Food: 4.3%
38,100		HJ Heinz Co.	$1,432,560
86,300		Kroger Co.	2,279,183
			3,711,743
		Healthcare-Services: 0.6%
14,700	@	Humana, Inc.	548,016
			548,016
		Insurance: 6.1%
50,600	@@	Axis Capital Holdings Ltd.	1,473,473
8,300		Chubb Corp.	423,300
31,000		Loews Corp.	875,750
32,000		Travelers Cos., Inc.	1,446,400
56,600		UnumProvident Corp.	1,052,760
			5,271,683
		Machinery-Diversified: 1.4%
14,900		Flowserve Corp.	767,350
14,500		Rockwell Automation, Inc.	467,480
			1,234,830
		Media: 2.6%
222,900		Time Warner, Inc.	2,242,374
			2,242,374
		Mining: 1.6%
22,700	@@,L	BHP Billiton Ltd. ADR	973,830
22,400	L	Southern Copper Corp.	359,744
			1,333,574
		Miscellaneous Manufacturing: 4.6%
31,400		Cooper Industries Ltd.	917,822
32,400		Dover Corp.	1,066,608
60,100		Honeywell International, Inc.	1,973,083
			3,957,513
		Office/Business Equipment: 0.7%
19,600	@@,L	Canon, Inc. ADR	615,440
			615,440
		Oil & Gas: 18.3%
31,600		Chevron Corp.	2,337,452
67,300		ConocoPhillips	3,486,140
88,200		ExxonMobil Corp.	7,041,006
17,700		Sunoco, Inc.	769,242
95,200		Valero Energy Corp.	2,060,128
			15,693,968
		Pharmaceuticals: 10.7%
41,000		AmerisourceBergen Corp.	1,462,060
52,000	@	Endo Pharmaceuticals Holdings, Inc.	1,345,760
96,000	@	Forest Laboratories, Inc.	2,445,120
219,300		Pfizer, Inc.	3,883,803
			9,136,743
		Retail: 2.7%
173,600		Gap, Inc.	2,324,504
			2,324,504
		Savings & Loans: 0.8%
41,100		Hudson City Bancorp., Inc.	655,956
			655,956

See Accompanying Notes to Financial Statements

ING OPPORTUNISTIC LARGECAP   PORTFOLIO OF INVESTMENTS
VALUE PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		Semiconductors: 1.2%
70,400		Intel Corp.	$1,032,064
			1,032,064
		Telecommunications: 6.5%
134,200		AT&T, Inc.	3,824,700
26,200	@@	Telefonica SA ADR	1,765,618
			5,590,318
Total Common Stock (Cost $101,154,170)			82,490,668
REAL ESTATE INVESTMENT TRUSTS: 2.5%
		Health Care: 1.9%
46,100		HCP, Inc.	1,280,197
11,600		Ventas, Inc.	389,412
			1,669,609
		Shopping Centers: 0.6%
7,700		Federal Realty Investment Trust	478,016
			478,016
Total Real Estate Investment Trusts (Cost $1,833,604)			2,147,625
EXCHANGE-TRADED FUNDS: 1.1%
		Exchange-Traded Funds: 1.1%
19,800	L	iShares Russell 1000 Value Index Fund	980,496
Total Exchange-Traded Funds (Cost $894,537)			980,496
Total Long-Term Investments (Cost $103,882,311)			85,618,789

Principal Amount		Value
SHORT-TERM INVESTMENTS: 5.7%
	Securities Lending Collateralcc: 5.7%
$4,910,714	Bank of New York Mellon Corp. Institutional Cash Reserves	$4,865,356
Total Short-Term Investments (Cost $4,910,714)		4,865,356

Total Investments in Securities (Cost $108,793,025)*	105.5%	$90,484,145
Other Assets and Liabilities - Net	(5.5)	(4,738,451)
Net Assets	100.0%	$85,745,694

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $110,462,013.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,383,151
Gross Unrealized Depreciation	(23,361,019)
Net Unrealized Depreciation	$(19,977,868)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$85,618,789	$—
Level 2 — Other Significant Observable Inputs	4,865,356	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$90,484,145	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008

Principal Amount			Value
CORPORATE BONDS/NOTES: 27.7%
		Aerospace/Defense: 0.3%
$7,904,000	C	United Technologies Corp., 6.125%, due 02/01/19	$8,472,448
			8,472,448
		Agriculture: 1.2%
10,068,000	S	Altria Group, Inc., 9.700%, due 11/10/18	10,899,295
10,072,000	S	Altria Group, Inc., 9.950%, due 11/10/38	10,994,323
6,077,000		Philip Morris International, Inc., 5.650%, due 05/16/18	6,035,160
5,990,000		Philip Morris International, Inc., 6.375%, due 05/16/38	6,251,062
			34,179,840
		Airlines: 0.3%
11,337,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	9,523,080
			9,523,080
		Banks: 6.5%
7,880,000	@@,C,S	Australia & New Zealand Banking Group Ltd., 3.588%, due 12/31/49	3,066,116
8,083,000	C	BAC Capital Trust XIV, 5.630%, due 12/31/49	3,240,394
17,790,000	C,S	Bank of America Corp., 8.000%, due 12/01/49	12,814,493
3,090,000	@@,C	Bank of Ireland, 1.750%, due 12/29/49	1,575,900
1,220,000	@@,C,L	Bank of Scotland PLC, 2.750%, due 12/31/49	428,137
3,750,000	@@,C	Barclays Bank PLC, 3.250%, due 12/31/49	2,194,103
2,120,000	@@,C	Barclays Bank PLC, 3.313%, due 08/29/49	1,100,551
3,395,000	@@,#,C	Barclays Bank PLC, 5.926%, due 09/29/49	1,249,876
10,438,000	@@,#,S	Barclays Bank PLC, 6.050%, due 12/04/17	9,223,591
1,475,000	@@,C	Barclays O/S Inv, 2.875%, due 04/11/49	850,858
5,260,000	@@,C	BNP Paribas, 3.998%, due 09/29/49	2,394,957
7,406,000		Citigroup, Inc., 5.000%, due 09/15/14	6,521,990
23,269,000	C,S	Citigroup, Inc., 8.400%, due 04/29/49	15,393,375
2,768,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	1,463,414
2,280,000	@@,C	Den Norske Bank ASA, 2.500%, due 11/29/49	1,095,312
7,912,000	#,C,S	Dresdner Funding Trust I, 8.151%, due 06/30/31	3,136,997
5,810,000		Fifth Third Bancorp., 8.250%, due 03/01/38	4,811,633
3,650,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	3,364,559
10,115,000	S	Goldman Sachs Group, Inc., 5.450%, due 11/01/12	9,656,932

Principal Amount			Value
$8,370,000	@@,C	Hongkong & Shanghai Banking Corp., Ltd., 3.813%, due 07/29/49	$4,519,800
10,510,000	@@,C	HSBC Bank PLC, 1.913%, due 06/29/49	5,675,400
5,770,000	@@	HSBC Bank PLC, 3.438%, due 06/29/49	3,086,950
13,652,000	C,S	JPMorgan Chase & Co., 7.900%, due 04/29/49	11,386,123
4,889,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	4,884,742
6,810,000	@@,C	Lloyds TSB Bank PLC, 2.141%, due 11/29/49	3,649,057
5,540,000	@@,C	Lloyds TSB Bank PLC, 2.375%, due 11/29/49	2,832,608
6,070,000	@@,C	Lloyds TSB Bank PLC, 3.218%, due 08/29/49	3,251,529
1,550,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	1,483,242
2,877,000		Morgan Stanley, 6.000%, due 04/28/15	2,485,202
10,728,000	C,S	Morgan Stanley, 6.750%, due 04/15/11	10,561,019
20,734,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	19,385,419
760,000	@@,C,L	National Westminster Bank PLC, 2.438%, due 11/29/49	391,400
1,140,000	@@,C	National Westminster Bank PLC, 3.313%, due 08/29/49	583,240
5,200,000	#,C,S	PNC Preferred Funding Trust I, 8.700%, due 02/19/49	3,851,973
5,015,000	#,C	Rabobank Capital Funding II, 5.260%, due 12/29/49	2,655,608
4,399,000	C,S	RBS Capital Trust I, 5.512%, due 09/30/49	1,760,260
11,980,000	@@,C,L	Royal Bank of Scotland Group PLC, 2.063%, due 12/29/49	7,604,329
2,860,000	@@,C	Societe Generale, 2.625%, due 11/29/49	1,735,265
521,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	402,832
3,566,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	1,926,749
4,895,000		Wachovia Bank NA, 6.600%, due 01/15/38	5,328,531
6,722,000		Wachovia Corp., 7.980%, due 02/08/49	5,745,179
3,410,000	@@,C	Westpac Banking Corp., 4.056%, due 09/30/49	1,786,404
2,973,000	@@,#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	1,514,473
			192,070,522
		Beverages: 0.2%
3,790,000	#,C	Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	3,744,630

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Beverages: (continued)
$1,606,000	#,C	Dr Pepper Snapple Group, Inc., 7.450%, due 05/01/38	$1,604,797
			5,349,427
		Chemicals: 0.2%
3,180,000	Z	Stauffer Chemical, 10.490%, due 04/15/17	1,689,486
2,620,000	Z	Stauffer Chemical, 10.950%, due 04/15/18	1,289,543
1,510,000	Z	Stauffer Chemical, 16.970%, due 04/15/10	1,234,055
5,382,000		Union Carbide Corp., 7.750%, due 10/01/96	3,176,322
			7,389,406
		Computers: 0.9%
8,389,000	C,S	International Business Machines Corp., 7.625%, due 10/15/18	10,078,050
7,407,000	C,S	International Business Machines Corp., 8.000%, due 10/15/38	9,893,715
5,066,000	C	Lexmark International, Inc., 5.900%, due 06/01/13	3,997,282
4,087,000	C	Lexmark International, Inc., 6.650%, due 06/01/18	3,225,358
			27,194,405
		Diversified Financial Services: 3.3%
17,487,000	@@,#,C,S	Aiful Corp., 4.450%, due 02/16/10	10,722,119
6,135,000		American Express Co., 7.000%, due 03/19/18	6,213,810
4,939,000		American Express Co., 8.150%, due 03/19/38	5,680,897
2,802,000	@@,C	BNP Paribas, 1.625%, due 12/31/49	1,576,458
6,945,000		Caterpillar Financial Services Corp., 5.450%, due 04/15/18	6,514,063
3,403,000	#,C,S	Corestates Capital Trust I, 8.000%, due 12/15/26	2,800,941
5,861,000		Countrywide Financial Corp., 5.800%, due 06/07/12	5,716,796
355,000	#,S	Farmers Exchange Capital, 7.200%, due 07/15/48	197,147
3,090,000	@@,C	Financiere CSFB NV, 2.813%, due 03/29/49	2,023,950
6,198,000	C,S	Fund American Cos., Inc., 5.875%, due 05/15/13	4,514,853
7,666,000		General Electric Capital Corp., 5.875%, due 01/14/38	7,529,706
4,798,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	1,388,853
11,976,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	8,076,866
6,907,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	6,909,873

Principal Amount			Value
$10,609,000	C	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	$12,436,793
9,108,862	#,C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	6,467,292
6,973,338	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	4,951,070
732,491	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	718,017
32,450,810	#,Z	Toll Road Investors Partnership II LP, 20.460%, due 02/15/45	3,818,714
4,098,000	#,C,±	Twin Reefs Pass-through Trust, 1.406%, due 12/10/49	46,103
			98,304,321
		Electric: 1.7%
1,355,000	C	Commonwealth Edison Co., 6.150%, due 03/15/12	1,321,564
13,524,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	12,825,918
4,306,000	C,S	DTE Energy Co., 7.050%, due 06/01/11	4,261,635
945,336	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	1,023,936
3,172,000	C	Nevada Power Co., 6.750%, due 07/01/37	2,846,255
9,278,000	C,S	NorthWestern Corp., 5.875%, due 11/01/14	8,566,006
4,673,000	#,C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	4,489,141
6,356,000	#,C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	6,057,192
5,053,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	4,820,562
3,936,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	3,614,535
			49,826,744
		Energy-Alternate Sources: 0.2%
4,900,000		Greater Ohio Ethanol, LLC, 2.630%, due 12/31/13	—
4,000,000		Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
3,837,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	3,507,294
2,455,000	#	White Pine Hydro, LLC, 6.960%, due 07/10/37	2,349,212
			5,856,506
		Food: 0.7%
8,493,000		Kraft Foods, Inc., 6.125%, due 02/01/18	8,336,533
3,278,000		Kraft Foods, Inc., 6.125%, due 08/23/18	3,237,500
1,994,000		Kraft Foods, Inc., 6.500%, due 08/11/17	2,007,523
1,846,000		Kraft Foods, Inc., 6.875%, due 02/01/38	1,850,499

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Food: (continued)
$3,783,000		Kraft Foods, Inc., 7.000%, due 08/11/37	$3,851,026
2,893,000	C	Safeway, Inc., 6.250%, due 03/15/14	2,911,185
			22,194,266
		Forest Products & Paper: 0.4%
1,563,000	C	International Paper Co., 7.400%, due 06/15/14	1,282,557
7,790,000	C	International Paper Co., 7.950%, due 06/15/18	6,166,291
5,525,000	C	International Paper Co., 8.700%, due 06/15/38	3,868,677
			11,317,525
		Gas: 0.2%
15,247,000	C,S	Southern Union Co., 7.200%, due 11/01/66	5,336,450
			5,336,450
		Insurance: 1.0%
10,157,000	@@,C	Aegon NV, 4.567%, due 12/31/49	2,793,175
8,012,000		American International Group, Inc., 5.850%, due 01/16/18	5,378,744
5,729,000	#,C,S	Metlife Capital Trust IV, 7.875%, due 12/15/37	3,601,312
3,250,000	C	Metlife, Inc., 6.375%, due 06/15/34	2,697,988
1,741,000	#,C	Nationwide Mutual Insurance, 5.810%, due 12/15/24	753,705
2,288,000		Prudential Financial, Inc., 5.700%, due 12/14/36	1,429,764
4,220,000		Prudential Financial, Inc., 6.000%, due 12/01/17	3,390,753
7,923,000		Prudential Financial, Inc., 6.625%, due 12/01/37	5,415,394
8,235,000	@@,#,C	White Mountains Re Group Ltd., 7.506%, due 05/29/49	3,294,000
2,275,000	@@,C	XL Capital, Ltd., 6.500%, due 12/15/49	523,716
			29,278,551
		Machinery-Construction & Mining: 0.1%
2,780,000	C	Caterpillar, Inc., 8.250%, due 12/15/38	3,437,325
			3,437,325
		Media: 3.1%
3,261,000	C	Comcast Corp., 5.700%, due 05/15/18	3,063,605
4,477,000	C	Comcast Corp., 5.850%, due 11/15/15	4,240,623
2,093,000	C	Comcast Corp., 5.900%, due 03/15/16	2,001,297
3,514,000	C	Comcast Corp., 6.300%, due 11/15/17	3,426,568
2,234,000	C	Comcast Corp., 6.400%, due 05/15/38	2,236,127
3,373,000	C,S	Comcast Corp., 6.500%, due 01/15/17	3,336,693
2,207,000	C	Comcast Corp., 6.950%, due 08/15/37	2,331,501

Principal Amount			Value
$10,411,000	#,C,S	COX Communications, Inc., 6.250%, due 06/01/18	$9,256,503
3,855,000	#,C	COX Communications, Inc., 6.950%, due 06/01/38	3,497,163
3,376,000	#,C	Cox Enterprises, Inc., 7.375%, due 07/15/27	3,203,368
5,290,000	C	News America, Inc., 6.150%, due 03/01/37	4,951,572
4,379,000	C	News America, Inc., 6.650%, due 11/15/37	4,347,949
6,568,000	C,S	Time Warner Cable, Inc., 6.750%, due 07/01/18	6,334,554
1,890,000	C	Time Warner Cable, Inc., 7.300%, due 07/01/38	1,969,529
11,237,000	C,S	Time Warner Cable, Inc., 8.750%, due 02/14/19	12,239,172
1,865,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	1,886,931
7,923,000	C	Time Warner, Inc., 5.500%, due 11/15/11	7,449,363
7,139,000	C	Time Warner, Inc., 7.700%, due 05/01/32	7,167,085
10,757,000	C,S	Viacom, Inc., 6.875%, due 04/30/36	8,523,578
			91,463,181
		Miscellaneous Manufacturing: 0.3%
9,100,000	S	General Electric Co., 5.250%, due 12/06/17	9,088,216
			9,088,216
		Pipelines: 0.9%
10,472,000	C	Enbridge Energy Partners, 9.875%, due 03/01/19	10,555,912
7,502,000	C	Energy Transfer Partners, 9.700%, due 03/15/19	7,742,619
1,893,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	1,716,824
4,352,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	3,349,029
2,894,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	2,645,582
			26,009,966
		Real Estate: 0.2%
1,048,000	C	Liberty Property LP, 6.375%, due 08/15/12	804,383
3,933,000	C	Liberty Property LP, 7.750%, due 04/15/09	3,886,602
			4,690,985
		Retail: 0.5%
3,244,000	C	CVS Caremark Corp., 5.750%, due 06/01/17	3,059,098
5,523,811	#,C,S	CVS Lease Pass-through, 6.036%, due 12/10/28	3,367,431
4,822,000	C,S	Darden Restaurants, Inc., 5.625%, due 10/15/12	4,169,906
7,496,000	C,S	Darden Restaurants, Inc., 6.200%, due 10/15/17	5,572,039
			16,168,474

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Software: 0.3%
$4,369,000	C	Oracle Corp., 5.250%, due 01/15/16	$4,454,619
3,265,000	C	Oracle Corp., 5.750%, due 04/15/18	3,421,227
			7,875,846
		Telecommunications: 3.3%
10,791,000	C,S	AT&T, Inc., 6.700%, due 11/15/13	11,442,992
6,675,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	5,242,872
1,938,000	@@,C	British Telecommunications PLC, 5.150%, due 01/15/13	1,847,780
9,754,000	@@,C,S	British Telecommunications PLC, 5.950%, due 01/15/18	8,499,840
1,839,000	@@,C	Deutsche Telekom International Finance BV, 5.875%, due 08/20/13	1,820,801
1,858,000	@@,C	Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	1,887,342
3,942,000	C	Embarq Corp., 6.738%, due 06/01/13	3,334,017
975,000	C	Embarq Corp., 7.995%, due 06/01/36	659,494
2,206,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	2,777,361
9,742,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	5,808,258
3,282,000	@@,C	Telefonica Emisones SAU, 5.855%, due 02/04/13	3,193,107
5,439,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	5,437,504
1,320,000	@@,C	Telefonica Emisones SAU, 7.045%, due 06/20/36	1,445,401
19,281,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	24,982,006
10,315,000	#,C	Verizon Wireless, 8.500%, due 11/15/18	12,106,746
2,085,000	@@,C	Vodafone Group PLC, 5.625%, due 02/27/17	1,967,727
5,224,000	@@,C	Vodafone Group PLC, 5.750%, due 03/15/16	4,993,961
			97,447,209
		Transportation: 1.9%
1,347,000	C	Burlington Northern Santa Fe Corp., 5.750%, due 03/15/18	1,300,759
3,240,000	C	Burlington Northern Santa Fe Corp., 6.150%, due 05/01/37	2,993,653
2,574,000	C	Burlington Northern Santa Fe Corp., 6.200%, due 08/15/36	2,381,004
5,315,000	C,S	CSX Corp., 6.250%, due 04/01/15	5,223,896
5,943,000	C,S	CSX Corp., 6.250%, due 03/15/18	5,475,488

Principal Amount			Value
$8,589,000	C,S	CSX Corp., 7.450%, due 04/01/38	$8,191,175
1,093,000	C	Norfolk Southern Corp., 5.750%, due 04/01/18	1,065,418
1,373,000	C	Norfolk Southern Corp., 7.050%, due 05/01/37	1,440,282
2,332,000	C,S	Norfolk Southern Corp., 7.250%, due 02/15/31	2,435,513
6,680,000	C	Norfolk Southern Corp., 7.700%, due 05/15/17	7,171,494
5,107,000	C	Union Pacific Corp., 5.700%, due 08/15/18	4,925,620
5,809,000	C	Union Pacific Corp., 6.625%, due 02/01/29	5,514,373
8,373,000	C,S	Union Pacific Corp., 7.875%, due 01/15/19	9,582,572
			57,701,247
Total Corporate Bonds/ Notes (Cost $928,612,164)			820,175,940
U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.0%
		Federal Home Loan Mortgage Corporation##: 18.6%
16,135,194	C,S	1.545%, due 05/15/33	14,949,293
3,965,027	C,S	1.845%, due 04/15/32	3,866,295
7,753,000	C,S	4.500%, due 02/15/20	7,681,195
80,481,623	C,S	5.000%, due 08/15/16- 02/15/35	81,684,198
1,168,997	S	5.015%, due 04/01/35	1,189,917
104,207,148	C,S	5.500%, due 08/15/20- 08/15/33	106,445,013
297,238,000	W	5.500%, due 01/11/37- 02/12/37	303,322,165
14,411,656	C,S	6.000%, due 01/15/29	14,920,882
14,461,644	S	6.000%, due 02/01/29- 02/01/36	14,948,498
1,280,419	S	7.000%, due 09/01/26- 11/01/31	1,338,814
424,838	S	7.500%, due 11/01/28	448,812
			550,795,082
		Federal National Mortgage Association##: 16.0%
2,214,771	S	0.721%, due 07/25/36	2,128,972
377,965	S	0.821%, due 08/25/33	365,295
1,193,044	S	4.945%, due 04/01/35	1,203,322
12,326,369	S	5.000%, due 02/25/29- 11/25/33	12,509,772
221,624,000	W	5.000%, due 01/12/36	226,298,937
1,371,822	S	5.027%, due 07/01/35	1,398,726
908,571	S	5.229%, due 08/01/35	926,830
39,367,728	S	5.500%, due 11/01/16- 06/01/37	39,081,315
39,604,000	W	5.500%, due 02/01/38	40,476,516
50,000,000		6.000%, due 02/12/37	51,320,300
39,932,121	S	6.000%, due 06/01/16- 08/01/38	41,290,624
50,000,000		6.500%, due 02/12/37	51,757,800
923,422	S	6.500%, due 01/01/23- 10/01/32	964,130
2,714,756	S	7.000%, due 08/01/25- 06/01/31	2,873,227
1,266,150	C,S	7.500%, due 01/25/48	1,315,188

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association##: (continued)
$246,252	S	7.500%, due 11/01/29- 09/01/31	$260,851
187,730	S	10.000%, due 02/25/19	212,031
			474,383,836
		Government National Mortgage Association: 4.4%
886,000	W	5.000%, due 03/15/38	899,982
52,629	S	5.125%, due 12/20/29	51,777
75,522	S	5.375%, due 04/20/28	75,425
44,877,000	W	5.500%, due 02/15/35	46,019,972
76,699,000	W	6.000%, due 02/15/34	78,868,124
2,127,677	S	6.500%, due 01/15/29- 01/15/32	2,236,701
666,775	S	7.000%, due 04/15/26- 05/15/32	705,338
1,166,525	S	7.500%, due 04/15/22- 06/15/32	1,237,024
			130,094,343
Total U.S. Government Agency Obligations (Cost $1,146,172,554)			1,155,273,261
U.S. TREASURY OBLIGATIONS: 15.9%
		U.S. Treasury Bonds: 6.5%
94,441,000	L	3.750%, due 11/15/18	106,939,605
59,517,000	L	4.375%, due 02/15/38	79,734,211
3,959,000	L	4.500%, due 05/15/38	5,404,657
			192,078,473
		U.S. Treasury Notes: 6.9%
63,992,000	L	1.125%, due 12/15/11	64,296,986
29,456,000	L	1.250%, due 11/30/10	29,781,577
107,056,000	L	2.000%, due 11/30/13	109,866,327
			203,944,890
		Treasury Inflation Indexed Protected Securitiesip: 2.5%
40,950,551	S	1.375%, due 07/15/18	38,145,993
37,098,080	S	2.375%, due 04/15/11	36,243,118
			74,389,111
Total U.S. Treasury Obligations (Cost $460,571,893)			470,412,474
ASSET-BACKED SECURITIES: 2.1%
		Credit Card Asset-Backed Securities: 0.1%
4,167,000	C,S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	3,363,552
			3,363,552
		Home Equity Asset-Backed Securities: 0.8%
1,253,000	C,S	GMAC Mortgage Corp. Loan Trust, 6.249%, due 12/25/37	363,578
9,095,063	C,S	GSAA Trust, 5.242%, due 06/25/34	8,702,694
3,328,000	#,C,S	Irwin Home Equity, 5.960%, due 08/25/37	1,546,458
350,262	C,S	Merrill Lynch Mortgage Investors Trust, 0.831%, due 07/25/34	248,700

Principal Amount			Value
$2,646,352	C,S	Morgan Stanley Capital, Inc., 1.671%, due 06/25/33	$1,677,090
9,285,000	C,S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	5,069,574
247,806	C,S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	240,096
3,393,000	C,S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	2,481,806
4,000,000	C,S	Specialty Underwriting & Residential Finance, 0.671%, due 12/25/36	3,007,693
1,391,488	C,S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	1,372,008
500,000	C,S	Wells Fargo Home Equity Trust, 4.430%, due 05/25/34	486,854
			25,196,551
		Other Asset-Backed Securities: 1.2%
274,483	C,S	Amortizing Residential Collateral Trust, 0.721%, due 05/25/32	142,474
3,075,170	C,S	Bear Stearns Asset-Backed Securities, Inc., 0.851%, due 06/25/36	2,264,878
1,203,225	C,S	Bear Stearns Asset-Backed Securities, Inc., 0.871%, due 07/25/36	456,029
622,000	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	585,796
485,323	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.771%, due 07/25/33	419,934
26,017	C,S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	25,122
1,096,778	C,S	CNH Equipment Trust, 1.235%, due 06/15/12	1,067,317
85,000	C,S	Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	48,226
5,713,115	C,S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	5,087,538
3,125,384	C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	2,598,576
3,360,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	2,617,124
2,876,000	#,C,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,698,189

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: (continued)
$2,776,290	C,S	Equity One, Inc., 5.050%, due 09/25/33	$2,107,736
566,631	C,S	Fannie Mae, 0.611%, due 04/25/35	515,319
2,219,526	C,S	First Horizon Asset Back Trust, 0.601%, due 09/25/29	1,217,061
5,208,602	@@,#,C,S	Franklin CLO Ltd., 2.075%, due 09/20/15	4,672,636
6,265,000	#,C,S,I	Hudson Mezzanine Funding, 2.189%, due 06/12/42	3,133
2,306,672	C,S	Lehman XS Trust, 0.751%, due 08/25/35	1,092,294
1,727,534	@@,#,C,S	Liberty Square CDO Ltd., 4.846%, due 04/15/13	1,340,998
897,252	C,S	Merrill Lynch Mortgage Investors Trust, 0.651%, due 09/25/36	280,138
1,119,184	C,S	Merrill Lynch Mortgage Investors Trust, 5.609%, due 03/25/37	781,493
34,571	C,S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	33,410
48,954	C,S	Residential Asset Mortgage Products, Inc., 1.091%, due 06/25/33	39,975
2,772,690	C,S	Structured Asset Securities Corp., 4.910%, due 06/25/33	2,060,389
3,625,000	@@,#,C,S	TCW Select Loan Fund Ltd., Inc., 5.150%, due 10/10/13	2,972,500
			34,128,285
Total Asset-Backed Securities (Cost $88,066,373)			62,688,388
COLLATERALIZED MORTGAGE OBLIGATIONS: 19.6%
762,676	C,S	American Home Mortgage Assets, 3.046%, due 02/25/47	127,575
9,413,531	C,S	American Home Mortgage Assets, 3.176%, due 11/25/46	3,203,347
4,390,036	C,S	American Home Mortgage Assets, 3.256%, due 09/25/46	1,092,522
4,579,150	C,S	American Home Mortgage Investment Trust, 0.761%, due 11/25/45	2,200,320
15,608,034	C,S	American Home Mortgage Investment Trust, 0.851%, due 11/25/45	3,982,704
9,166,635	C,S	Banc of America Alternative Loan Trust, 6.279%, due 11/25/21	6,322,807
7,776,969	C,S	Banc of America Alternative Loan Trust, 6.475%, due 04/25/37	3,809,080
137,934,123	C,S,^	Banc of America Commercial Mortgage, Inc., 0.291%, due 01/15/49	1,538,241

Principal Amount			Value
$760,664	C,S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	$736,526
395,000	C,S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	365,511
4,010,000	C,S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	3,690,746
7,299,751	C,S	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	6,833,390
2,783,000	C,S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	2,595,304
2,541,268	C,S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	2,445,172
204,713	C,S	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	192,239
4,150,000	C,S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	3,431,174
3,295,000	C,S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	696,348
1,000,000	C,S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	959,215
5,732,199	C,S	Banc of America Funding Corp., 0.718%, due 05/20/47	1,609,905
6,909,110	C,S	Banc of America Funding Corp., 0.718%, due 06/20/47	3,202,359
10,613,502	C,S	Banc of America Funding Corp., 5.257%, due 09/20/35	5,863,905
19,000,917	C,S	Banc of America Funding Corp., 5.650%, due 06/20/37	13,042,680
4,972,132	C,S	Banc of America Funding Corp., 5.750%, due 09/20/34	3,795,624
3,461,377	C,S	Banc of America Funding Corp., 7.000%, due 10/25/37	1,890,342
5,202,423	C,S	Banc of America Mortgage Securities, Inc., 5.172%, due 09/25/35	3,881,558
1,833,612	C,S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	1,671,187
2,185,328	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	1,927,722
3,432,493	C,S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	2,786,878

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,187,207	C,S	Bear Stearns Alternative-A Trust, 0.791%, due 07/25/34	$629,923
1,206,000	C,S	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	1,073,756
360,455	C,S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	347,721
5,802,000	#,C,S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	1,276,287
2,925,803	C,S	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	2,929,114
5,337,741	C,S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	5,326,317
10,104,362	C,S	Chase Mortgage Finance Corp., 5.408%, due 12/25/35	7,102,283
6,038,036	C,S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	5,109,830
2,135,857	C,S	Citicorp Mortgage Securities, Inc., 5.500%, due 02/25/22	1,669,613
5,599,653	C,S	Citigroup Mortgage Loan Trust, Inc., 5.937%, due 06/25/36	3,611,140
10,052,383	C,S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	6,291,875
20,552,900	C,S	Citigroup Mortgage Loan Trust, Inc., 6.056%, due 08/25/36	13,465,831
8,992,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, due 12/11/49	6,305,284
8,992,000	C,S	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	6,808,912
2,273,515	C,S	Countrywide Alternative Loan Trust, 0.711%, due 11/25/46	584,586
69,968	C,S	Countrywide Alternative Loan Trust, 0.771%, due 02/25/35	68,681
7,253,993	C,S	Countrywide Alternative Loan Trust, 3.136%, due 11/25/46	1,791,831
12,258,011	C,S	Countrywide Alternative Loan Trust, 5.403%, due 10/25/35	7,441,207
2,238,845	C,S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	1,515,622
3,501,321	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 0.791%, due 04/25/35	770,976

Principal Amount			Value
$3,937,980	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	$2,595,119
18,398,759	C,S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	12,562,709
1,290,837	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	1,182,011
991,790	C,S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	916,219
2,328,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	2,071,242
1,283,781	C,S	Credit Suisse First Boston Mortgage Securities Corp., 5.000%, due 08/25/20	1,127,735
184,000	C,S	Credit Suisse First Boston Mortgage Securities Corp., 7.695%, due 04/15/62	185,030
1,643,000	C,S	Credit Suisse Mortgage Capital Certificates, 5.826%, due 06/15/38	1,333,245
3,492,470	C,S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	1,654,500
1,382,645	C,S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	1,379,696
3,000,000	S	Fannie Mae, 5.000%, due 05/25/32	3,021,812
10,294,213	C,S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	6,967,783
3,626,955	C,S	First Horizon Mortgage Pass-through Trust, 5.500%, due 12/25/35	2,695,593
3,337,006	C,S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	3,283,730
126,381,539	C,S,^	GE Capital Commercial Mortgage Corp., 0.502%, due 06/10/48	1,243,708
803,000	C,S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	773,617
351,000	C,S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	325,108
651,555	C,S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	635,873
3,458,002	C,S	GMAC Mortgage Corp. Loan Trust, 4.583%, due 10/19/33	2,686,165

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$7,388,501	C,S	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	$6,505,856
4,579,839	C,S	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	2,927,522
237,742	C,S	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	211,954
109,193,210	#,C,S,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	1,272,210
6,871,000	C,S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	6,246,959
3,280,000	C,S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	594,749
1,660,000	C,S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	297,161
1,325,000	C,S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	198,654
12,993,000	C,S	GS Mortgage Securities Corp. II, 5.560%, due 11/10/39	10,345,523
4,390,000	C,S	GS Mortgage Securities Corp. II, 5.628%, due 04/10/38	854,825
1,184,372	#,C,S	GSMPS Mortgage Loan Trust, 0.821%, due 01/25/35	943,263
2,731,305	C,S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	2,242,769
6,665,147	C,S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	5,209,927
932,152	C,S	Harborview Mortgage Loan Trust, 0.931%, due 01/19/35	472,042
637,716	C,S	Homebanc Mortgage Trust, 1.331%, due 08/25/29	398,931
15,000,000	C,S	JPMorgan Alternative Loan Trust, 0.641%, due 08/25/36	9,916,941
978,968	C,S	JPMorgan Alternative Loan Trust, 5.505%, due 01/25/36	570,798
343,618,324	C,S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.038%, due 01/12/43	272,146
510,853	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	490,244

Principal Amount			Value
$3,944,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	$3,815,324
3,621,373	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	3,375,256
1,402,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	1,149,481
978,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	292,811
3,434,790	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.475%, due 04/15/43	2,682,062
1,951,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	496,513
495,496	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	481,124
4,421,000	C,S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	3,790,755
28,365,045	C,S	JPMorgan Mortgage Trust, 5.400%, due 11/25/35	21,452,935
28,014,473	C,S,^	LB-UBS Commercial Mortgage Trust, 0.486%, due 02/15/40	538,954
1,873,000	C,S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	1,821,563
509,000	C,S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	472,636
1,717,000	C,S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	1,563,168
2,820,907	C,S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	2,681,233
1,112,000	C,S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	365,351
2,060,000	C,S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	1,907,696
2,416,000	C,S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	2,198,770
3,500,000	C,S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	3,167,683

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$4,256,000	C,S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	$1,183,085
5,512,000	C,S	LB-UBS Commercial Mortgage Trust, 5.347%, due 11/15/38	4,309,875
6,517,000	C,S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	4,688,164
2,358,000	C,S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	411,337
1,693,000	C,S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	305,294
3,386,000	C,S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	594,681
3,854,000	C,S	LB-UBS Commercial Mortgage Trust, 5.883%, due 06/15/38	3,182,313
9,400,000	C,S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	6,859,447
15,737,000	C,S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	15,333,624
11,581,335	C,S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	11,582,149
3,531,119	C,S	Luminent Mortgage Trust, 0.671%, due 10/25/46	1,452,610
343,560	C,S	MASTR Adjustable Rate Mortgages Trust, 2.996%, due 01/25/47	90,579
3,752,000	C,S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	2,027,413
63,779	C,S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	50,318
617,583	C,S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	577,188
1,684,492	C,S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	1,512,208
3,717,968	C,S	MASTR Reperforming Loan Trust, 0.831%, due 07/25/35	3,100,390
76,901,532	#,C,S,^	Merrill Lynch Mortgage Trust, 0.154%, due 11/12/35	255,498
103,538,595	S,^	Merrill Lynch Mortgage Trust, 0.215%, due 10/12/41	1,118,610
2,725,000	C,S	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	2,501,433
19,252,716	C,S,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.541%, due 08/12/48	385,285

Principal Amount			Value
$1,445,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	$255,486
1,617,000	C,S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	278,407
915,190	C,S	MLCC Mortgage Investors, Inc., 0.701%, due 04/25/29	620,400
425,176	C,S	MLCC Mortgage Investors, Inc., 0.791%, due 01/25/29	338,252
8,915,000	C,S	Morgan Stanley Capital I, 5.007%, due 01/14/42	7,467,006
1,743,105	C,S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,588,700
64,342	C,S	MortgageIT Trust, 0.841%, due 11/25/35	15,564
3,764,000	C,S	New York Mortgage Trust, Inc., 5.652%, due 05/25/36	2,442,149
1,804,000	C,S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,771,426
1,747,867	C,S	Prime Mortgage Trust, 0.971%, due 02/25/35	992,729
1,952,568	C,S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	1,860,804
13,386,220	C,S	RAAC Series, 5.250%, due 09/25/34	9,844,318
1,572,018	C,S	Residential Accredit Loans, Inc., 0.701%, due 05/25/46	286,594
4,475,552	C,S	Residential Accredit Loans, Inc., 0.711%, due 04/25/46	943,949
8,416,411	C,S	Residential Accredit Loans, Inc., 5.000%, due 09/25/36	6,777,963
14,788,268	C,S	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	10,760,154
1,170,679	C,S	Residential Funding Mortgage Securities I, 0.921%, due 05/25/33	777,157
607,884	C,S	Sequoia Mortgage Trust, 0.778%, due 01/20/35	321,198
753,184	C,S	Structured Adjustable Rate Mortgage Loan Trust, 0.781%, due 07/25/35	350,084
1,189,259	C,S	Structured Asset Mortgage Investments, Inc., 0.821%, due 04/19/35	630,580
5,456,126	C,S	Structured Asset Mortgage Investments, Inc., 4.762%, due 12/27/35	3,352,676
1,179,677	C,S	Structured Asset Securities Corp., 5.500%, due 07/25/33	1,138,303

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,857,754	C,S	Thornburg Mortgage Securities Trust, 0.821%, due 12/25/33	$1,450,137
1,888,668	C,S	Thornburg Mortgage Securities Trust, 0.841%, due 09/25/44	1,520,147
12,664,000	#,C,S	Wachovia Bank Commercial Mortgage Trust, 5.209%, due 10/15/44	3,347,110
630,000	C,S	Wachovia Bank Commercial Mortgage Trust, 5.243%, due 07/15/42	588,784
7,217,158	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.761%, due 09/25/46	1,478,969
863,022	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.781%, due 01/25/45	445,008
1,104,812	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.791%, due 08/25/45	599,760
1,604,984	C,S	Washington Mutual Mortgage Pass-through Certificates, 0.871%, due 08/25/45	552,125
1,121,802	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.071%, due 07/25/36	622,152
829,559	C,S	Washington Mutual Mortgage Pass-through Certificates, 1.858%, due 06/25/44	476,164
29,465	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.956%, due 02/25/47	10,978
6,968,050	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.956%, due 03/25/47	2,599,509
12,546,645	C,S	Washington Mutual Mortgage Pass-through Certificates, 2.996%, due 01/25/47	4,639,694
11,327,474	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.006%, due 06/25/47	4,968,454
5,092,980	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.006%, due 06/25/47	1,446,261
8,562,948	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.016%, due 04/25/47	2,456,057

Principal Amount			Value
$12,416,274	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.026%, due 04/25/47	$5,467,876
8,638,625	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.026%, due 05/25/47	3,808,600
4,452,440	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.026%, due 05/25/47	1,286,469
706,515	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.066%, due 12/25/46	199,631
4,637,841	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.066%, due 07/25/47	1,894,742
10,980,541	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.066%, due 07/25/47	3,180,418
7,516,907	C,S	Washington Mutual Mortgage Pass-through Certificates 1A, 3.096%, due 11/25/46	2,786,055
1,405,029	C,S	Washington Mutual Mortgage Pass-through Certificates 1A1B, 3.096%, due 11/25/46	342,205
4,013,448	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.216%, due 09/25/46	1,516,021
6,257,347	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 05/25/46	1,773,783
813,283	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.226%, due 06/25/46	306,787
13,718,915	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.246%, due 06/25/46	5,247,967
1,607,856	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.756%, due 11/25/46	321,571
4,782,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 3.792%, due 06/25/34	4,572,450
2,000,914	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.375%, due 01/25/47	904,933

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,423,647	C,S	Washington Mutual Mortgage Pass-through Certificates, 4.625%, due 10/25/46	$665,717
3,971,707	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.000%, due 12/25/18	3,764,043
7,670,397	C,S	Washington Mutual Mortgage Pass-through Certificates 2A3, 5.489%, due 01/25/37	5,056,136
1,140,235	C,S	Washington Mutual Mortgage Pass-through Certificates 2A4, 5.489%, due 01/25/37	432,109
13,013,773	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.658%, due 06/25/37	6,766,408
2,989,000	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.812%, due 10/25/36	1,645,071
838,792	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.814%, due 06/25/37	472,529
5,334,576	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.859%, due 07/25/37	2,699,313
7,132,082	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.869%, due 07/25/37	3,694,262
1,625,994	C,S	Washington Mutual Mortgage Pass-through Certificates, 5.895%, due 07/25/37	831,699
3,215,832	C,S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	2,511,968
6,983,000	C,S	Wells Fargo Mortgage-Backed Securities Trust, 3.622%, due 06/25/35	6,803,093
5,830,990	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	5,228,315
4,469,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A5, 4.787%, due 07/25/34	3,378,896
4,243,000	C,S	Wells Fargo Mortgage-Backed Securities Trust A6, 4.787%, due 07/25/34	3,049,892

Principal Amount			Value
$3,795,604	C,S	Wells Fargo Mortgage-Backed Securities Trust, 4.888%, due 08/25/34	$2,758,384
5,983,215	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 12/25/33	5,226,798
9,230,057	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.113%, due 03/25/36	6,928,825
28,128	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.261%, due 10/25/35	21,341
9,974,808	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	7,057,920
7,806,530	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.629%, due 12/25/36	5,081,997
7,242,869	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.922%, due 11/25/36	4,737,655
8,404,850	C,S	Wells Fargo Mortgage-Backed Securities Trust, 5.938%, due 10/25/36	5,802,085
9,093,969	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	6,070,567
8,839,198	C,S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 12/28/37	5,716,748
Total Collateralized Mortgage Obligations (Cost $880,846,702)			578,429,842
MUNICIPAL BONDS: 1.0%
		California: 0.1%
6,661,000	C	City of San Diego, 7.125%, due 06/01/32	4,367,684
			4,367,684
		Florida: 0.1%
3,775,000	C	Florida State Board of Education, 4.750%, due 06/01/35	3,256,202
			3,256,202
		Lousiana: 0.3%
7,635,000	C,S	State of Louisiana, 5.000%, due 10/15/17	8,171,053
			8,171,053

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
		Michigan: 0.2%
$10,370,000	S	Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	$6,741,019
			6,741,019
		Washington: 0.3%
8,530,000	C	State of Washington, 5.000%, due 01/01/33	8,195,965
			8,195,965
Total Municipal Bonds (Cost $37,291,237)			30,731,923
Shares			Value
PREFERRED STOCK: 0.5%
		Diversified Financial Services: 0.2%
8,933	#,P	Zurich RegCaPS Funding Trust	$6,638,336
			6,638,336
		Insurance: 0.3%
134,500	@@,P	Aegon NV - Series 1	1,206,465
348,467	@@,P	Aegon NV	3,425,431
895,520	@@,P	XL Capital, Ltd.	2,238,800
			6,870,696
Total Preferred Stock (Cost $36,728,026)			13,509,032
Total Long-Term Investments (Cost $3,578,288,949)			3,131,220,860
Principal Amount			Value
SHORT-TERM INVESTMENTS: 29.0%
		Certificates of Deposit: 1.4%
$15,000,000	S	BNP Paribas, 0.000%, due 01/05/09	$15,004,729
26,000,000	S	BNP Paribas, 3.060%, due 01/26/09	26,051,739
Total Certificates of Deposit (Cost $41,056,468)			41,056,468
		Commercial Paper: 13.7%
10,000,000	S	Alcoa, Inc., 5.360%, due 01/13/09	9,980,681
15,000,000	S	Alcoa, Inc., 6.310%, due 01/06/09	14,984,250
5,000,000	S	Barton Capital, LLC, 1.930%, due 02/11/09	4,988,743
65,000,000	S	Caisse Nationale des Caisses d'Epargne et de Prevoyance, 0.190%, due 01/05/09	64,998,196
65,000,000	S	Ciesco, LLC, 0.200%, due 01/21/09	64,992,417
9,250,000	S	ConAgra Foods, Inc., 2.750%, due 01/09/09	9,243,641
20,000,000	#,S	ConocoPhillips, 1.230%, due 01/30/09	19,979,501

Principal Amount			Value
$15,000,000	S	CVS Caremark Corp., 6.160%, due 01/12/09	$14,969,250
10,000,000	S	Dow Chemical Co., 6.010%, due 01/06/09	9,990,000
7,169,000	S	General Mills, Inc., 4.000%, due 01/08/09	7,162,627
20,000,000	#,S	Kellogg Co., 4.250%, due 01/02/09	19,995,278
65,000,000	#,S	Thunder Bay Funding, LLC, 0.300%, due 01/15/09	64,991,875
15,000,000	S	Variable Funding Capital, 1.750%, due 01/14/09	14,989,791
25,000,000	S	Volkswagen of America, 6.110%, due 01/05/09	24,978,820
18,900,000	#,S	Yorktown Capital, LLC, 0.250%, due 01/21/09	18,897,244
21,000,000	#,S	Yorktown Capital, LLC, 0.250%, due 01/22/09	20,996,791
18,500,000	#,S	Yorktown Capital, LLC, 1.480%, due 03/06/09	18,455,229
Total Commercial Paper (Cost $404,626,606)			404,594,334
Shares			Value
		Affiliated Mutual Fund: 2.3%
67,118,000	S	ING Institutional Prime Money Market Fund - Class I	$67,118,000
Total Mutual Fund (Cost $67,118,000)			67,118,000
Principal Amount			Value
		U.S. Treasury Bills: 0.3%
$1,000,000	(a)	0.080%, due 05/15/09	$999,708
7,000,000	(a)	0.190%, due 09/24/09	6,989,899
Total U.S. Treasury Bills (Cost $7,935,783)			7,989,607

	Securities Lending Collateralcc: 11.3%
337,644,986	Bank of New York Mellon Corp. Institutional Cash Reserves	334,999,542
Total Securities Lending Collateral (Cost $337,644,986)		334,999,542
Total Short-Term Investments (Cost $858,381,843)		855,757,951

Total Investments in Securities (Cost $4,436,670,792)*	134.8%	$3,986,978,811
Other Assets and Liabilities - Net	(34.8)	(1,029,573,860)
Net Assets	100.0%	$2,957,404,951

@@  Foreign Issuer

MASTR  Mortgage Asset Securitization Transaction, Inc.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

I  Illiquid security

cc  Securities purchased with cash collateral for securities loaned.

ip  Treasury inflation indexed protected security whose principal value is adjusted in accordance with changes to the Consumer Price Index.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

±  Defaulted security

(a)  Held as collateral by The Royal Bank of Scotland PLC posted to a tri-party account as collateral for swaps and foreign forward currency contracts.

The Portfolio received $28,018,000 in cash collateral for swaps and foreign forward currency contracts, with these amounts being held in a tri-party account.

*  Cost for federal income tax purposes is $4,438,011,103.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$70,385,853
Gross Unrealized Depreciation	(521,418,145)
Net Unrealized Depreciation	$(451,032,292)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$67,118,000	$(14,832,990)
Level 2 — Other Significant Observable Inputs	3,876,338,251	44,125,411
Level 3 — Significant Unobservable Inputs	43,522,560	1,701,544
Total	$3,986,978,811	$30,993,965

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$97,506,953	$(358,101)
Net Purchases/(Sales)	(15,799,896)	3,663,694
Accrued Discounts/ (Premiums)	573,139	(26,568)
Total Realized Gain/(Loss)	1,230,255	(2,628,763)
Total Unrealized Appreciation/ (Depreciation)	(36,352,268)	1,560,206
Net Transfers In/ (Out) of Level 3	(3,635,623)	(508,924)
Ending Balance at 12/31/08	$43,522,560	$1,701,544

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $(43,953,681). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING VP Intermediate Bond Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso			USD
COP
36,875,352,017	BUY	01/08/09		15,942,651	16,377,156	$434,505
Indonesian Rupiah IDR 85,773,600,042	BUY	01/08/09		7,990,088	7,831,301	(158,787)
Russian Ruble RUB 230,400,000	BUY	01/13/09		8,022,284	7,380,034	(642,250)
Russian Ruble RUB 230,800,000	BUY	01/13/09		8,034,449	7,392,846	(641,603)
						$(1,008,135)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso			USD
COP
19,937,389,303	SELL	01/08/09		8,600,746	8,854,634	$(253,888)
Colombian Peso COP 16,937,962,720	SELL	01/08/09		7,341,350	7,522,522	(181,172)
Indonesian Rupiah IDR 85,773,600,063	SELL	01/08/09		6,297,621	7,831,301	(1,533,680)
Russian Ruble RUB 230,800,000	SELL	01/13/09		7,737,177	7,392,846	344,331
Russian Ruble RUB 230,400,000	SELL	01/13/09		7,716,008	7,380,034	335,974
						$(1,288,435)

ING VP Intermediate Bond Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro-Bund	428	03/06/09	$666,451
Euro-Schatz	1,945	03/06/09	1,670,500
Long Gilt	656	03/27/09	7,492,999
U.S. Treasury 2-Year Note	689	03/31/09	1,155,167
			$10,985,117
Short Contracts
U.S. Treasury 10-Year Note	1,472	03/20/09	$(10,600,555)
U.S. Treasury Long Bond	1,239	03/20/09	(15,217,552)
			$(25,818,107)

ING VP Intermediate Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2008:

	Termination Date	Notional Principal Amount		Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 7.060% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	01/28/11	NZD	287,633,000	$8,862,818
Receive a fixed rate equal to 7.015% and pay a floating rate based on 3-month NZD-BBR-FRA Counterparty: UBS AG, London	02/04/11	NZD	144,010,000	4,400,658
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.055% Counterparty: UBS AG, London	01/28/16	NZD	97,796,000	(7,727,876)
Receive a floating rate based on 3-month NZD-BBR-FRA and pay a fixed rate equal to 7.000% Counterparty: UBS AG, London	02/04/16	NZD	48,390,000	(3,731,904)
				$1,803,696

ING VP Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2008:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	76,001,000	$11,978,338	$(196,446)	$12,174,784
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	14,064,000	2,216,594	176,695	2,039,899
Citibank N.A., New York	CDX.EM.9 Index	Buy	(2.650)	06/20/13	USD	15,776,000	2,486,418	196,285	2,290,133
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	1,780,000	268,708	389,904	(121,196)
Barclays Bank PLC	CDX.EM.10 Index	Buy	(3.350)	12/20/13	USD	35,559,000	5,367,970	8,435,537	(3,067,567)
Barclays Bank PLC	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	34,644,096	818,426	1,212,504	(394,078)
Citibank N.A., New York	CDX.NA.IG.10 Index	Buy	(1.550)	06/20/13	USD	16,230,880	383,435	(324,675)	708,110
Barclays Bank PLC	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	17,500,000	367,507	832,201	(464,694)
Goldman Sachs International	CDX.NA.IG.11 Index	Buy	(1.500)	12/20/13	USD	19,329,000	405,916	616,645	(210,729)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	LCDX.NA.9 Index (15-100% Tranche)	Buy	(1.613)	12/20/12	USD	10,671,432	$1,701,544	$—	$1,701,544
							$25,994,856	$11,338,650	$14,656,206
Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.350)	09/20/17	USD	5,233,000	$437,723	$—	$437,723
UBS AG	Australia & New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)	09/20/17	USD	5,067,000	692,954	—	692,954
Citibank N.A., New York	Bank of America Corp. 6.250%, 04/15/12	Buy	(2.050)	12/20/13	USD	14,038,000	(579,816)	—	(579,816)
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.490)	09/20/13	USD	15,747,000	144,354	—	144,354
Citibank N.A., New York	BNP Paribas 4.750%, 04/04/11	Buy	(0.505)	09/20/13	USD	13,418,000	114,012	—	114,012
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)	09/20/17	USD	6,645,000	443,746	—	443,746
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	1,410,000	65,264	—	65,264
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)	09/20/17	USD	3,151,000	145,849	—	145,849
Citibank N.A., New York	Darden Restaurants Inc. 6.000%, 08/15/35	Buy	(1.650)	06/20/13	USD	1,500,000	63,675	—	63,675
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16**	Buy	(1.640)	03/20/18	USD	5,860,000	410,671	—	410,671
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)	12/20/12	USD	1,660,000	124,842	—	124,842
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)	12/20/17	USD	1,634,000	149,381	—	149,381
Citibank N.A., New York	Devon Energy Corp. 7.950%, 04/15/32	Buy	(1.150)	12/20/13	USD	6,841,000	(248)	—	(248)
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)	09/20/11	USD	2,758,500	345,236	—	345,236
Citibank N.A., New York	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.220)	12/20/13	USD	6,891,000	776,489	—	776,489
Goldman Sachs International	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.280)	12/20/13	USD	9,850,000	1,085,587	—	1,085,587
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08*	Buy	(1.200)	06/20/13	USD	3,711,000	(28,393)	—	(28,393)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(1.190)	06/20/13	USD	1,659,000	(11,994)	—	(11,994)
Citibank N.A., New York	GAP Inc. 8.800%, 12/15/08*	Buy	(0.850)	06/20/13	USD	1,700,000	12,070	—	12,070

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Halliburton Co. 5.500%, 10/15/10	Buy	(0.820)	12/20/13	USD	8,187,000	$58,945	$—	$58,945
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)	09/20/17	USD	5,233,000	428,693	—	428,693
Citibank N.A., New York	International Lease Finance Corp. 4.150%, 01/20/15	Buy	(1.670)	06/20/13	USD	13,498,000	2,796,625	—	2,796,625
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(3.950)	12/20/13	USD	8,552,000	421,906	—	421,906
Citibank N.A., New York	International Paper Co. 5.300%, 04/01/15	Buy	(4.100)	12/20/13	USD	3,366,000	146,225	—	146,225
Goldman Sachs International	International Paper Co. 5.300%, 04/01/15	Buy	(3.700)	12/20/13	USD	3,837,000	227,037	—	227,037
Goldman Sachs International	International Paper Co. 5.850%, 10/30/12	Buy	(1.900)	12/20/13	USD	8,278,000	1,076,070	—	1,076,070
Goldman Sachs International	Liberty Mutual Insurance 7.875%, 10/15/26	Buy	(3.150)	12/20/13	USD	4,765,000	(142,934)	—	(142,934)
Barclays Bank PLC	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)	03/20/13	USD	1,853,000	378,613	—	378,613
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	3,317,000	811,006	—	811,006
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)	12/20/12	USD	3,214,000	778,173	—	778,173
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)	12/20/12	USD	2,042,000	488,091	—	488,091
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(5.350)	09/20/13	USD	8,371,000	1,463,247	—	1,463,247
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)	12/20/12	USD	3,489,000	853,059	—	853,059
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)	03/20/13	USD	7,293,000	947,573	—	947,573
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)	03/20/13	USD	5,960,000	712,476	—	712,476
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,711,000	403,160	545,936	(142,776)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	3,460,000	815,274	1,059,560	(244,286)
Goldman Sachs International	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	6,777,000	1,596,852	2,131,909	(535,057)
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	25,747,000	6,066,719	4,290,798	1,775,921
Goldman Sachs International	MeadWestvaco Corp. 6.850%, 04/01/12	Buy	(1.900)	12/20/13	USD	8,278,000	109,742	—	109,742
Barclays Bank PLC	Norbord Inc. 7.250%, 07/01/12	Buy	(6.350)	06/20/13	USD	1,853,000	141,965	—	141,965

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)	12/20/17	USD	8,363,000	$2,082,814	$—	$2,082,814
Morgan Stanley Capital Services Inc.	Norbord Inc. 7.250%, 07/01/12	Buy	(5.550)	09/20/13	USD	7,780,000	808,764	—	808,764
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)	06/20/12	USD	1,495,500	304,847	—	304,847
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)	12/20/17	USD	3,325,000	836,060	—	836,060
Citibank N.A., New York	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)	03/20/13	USD	3,264,000	156,849	—	156,849
Goldman Sachs International	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.880)	03/20/18	USD	9,767,000	803,251	—	803,251
Morgan Stanley Capital Services Inc.	Potash Corp. of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)	03/20/13	USD	6,531,000	311,302	—	311,302
Goldman Sachs International	Temple-Inland Inc. 6.625%, 01/15/18	Buy	(3.080)	12/20/13	USD	3,519,000	539,792	—	539,792
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)	03/20/14	USD	3,616,000	865,197	—	865,197
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)	03/20/14	USD	3,616,000	847,758	—	847,758
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	2,720,000	649,803	—	649,803
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)	09/20/17	USD	5,813,000	1,513,305	—	1,513,305
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)	03/20/14	USD	5,820,000	1,390,387	—	1,390,387
Morgan Stanley Capital Services Inc.	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.500)	12/20/13	USD	5,796,000	(35,468)	—	(35,468)
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.700)	09/20/13	USD	3,418,000	93,394	—	93,394
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	1,700,000	39,015	—	39,015
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.800)	09/20/13	USD	2,843,000	65,247	—	65,247
Citibank N.A., New York	VF Corp. 8.500%, 10/01/10	Buy	(0.770)	09/20/13	USD	3,357,000	81,449	—	81,449
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)	09/20/13	USD	6,456,000	134,047	—	134,047

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)	09/20/17	USD	5,233,000	$712,811	$—	$712,811
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)	09/20/17	USD	5,067,000	631,930	—	631,930
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.800)	12/20/13	USD	6,160,000	(164,567)	—	(164,567)
Citibank N.A., New York	Westvaco Corp. 7.950%, 02/15/31	Buy	(2.750)	12/20/13	USD	2,813,000	(68,886)	—	(68,886)
Goldman Sachs International	Westvaco Corp. 7.950%, 02/15/31	Buy	(3.250)	12/20/13	USD	6,806,000	(317,826)	—	(317,826)
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)	03/20/14	USD	6,191,000	450,417	—	450,417
Citibank N.A., New York	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(3.150)	12/20/13	USD	11,469,000	(480,844)	—	(480,844)
Goldman Sachs International	Weyerhaeuser Co. 7.125%, 07/15/23	Buy	(2.000)	12/20/13	USD	8,278,000	74,395	—	74,395
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.210)	09/20/13	USD	4,676,000	482,517	—	482,517
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.330)	09/20/13	USD	6,108,000	601,047	—	601,047
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	3,345,000	319,818	—	319,818
Citibank N.A., New York	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.400)	09/20/13	USD	2,104,000	201,165	—	201,165
Morgan Stanley Capital Services Inc.	Whirlpool Corp. 7.750%, 07/15/16	Buy	(1.680)	09/20/13	USD	3,687,000	311,336	—	311,336
Citibank N.A., New York	Williams Companies Inc. 7.500%, 01/15/31	Buy	(2.750)	12/20/13	USD	6,450,000	252,818	—	252,818
							$39,463,863	$8,028,203	$31,435,660

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600	09/20/11	8.15%	USD	2,761,000	$(348,690)	$—	$(348,690)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	1,710,000	(797,449)	(607,095)	(190,354)
Citibank N.A., New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	3,460,000	(1,613,551)	(1,340,031)	(273,520)
Credit Suisse International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	6,762,000	(3,153,420)	(1,189,509)	(1,963,911)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/08(3)	Notional Amount(4)		Market Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	6,778,000	$(3,160,881)	$(2,375,906)	$(784,975)
JPMorgan Chase Bank, N.A. New York	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	8,824,000	(4,115,022)	(1,552,237)	(2,562,785)
The Royal Bank of Scotland PLC	MBIA Insurance Corp. (no specified obligation)	Sell	5.000	09/20/13	30.06%	USD	10,155,000	(4,735,725)	(1,786,373)	(2,949,352)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200	06/20/12	9.32%	USD	1,495,500	(277,553)	—	(277,553)
Morgan Stanley Capital Services Inc.	Verizon Wireless 7.375%, 11/15/13	Sell	1.900	12/20/13	2.13%	USD	5,796,000	(58,667)	—	(58,667)
Barclays Bank PLC	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780	09/20/12	2.10%	USD	5,906,000	(268,721)	—	(268,721)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030	03/20/12	4.14%	USD	6,835,351	(609,211)	—	(609,211)
								$(19,138,890)	$(8,851,151)	$(10,287,739)

*  In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

**  Guaranteed by JPMorgan Chase.

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed for credit default swaps sold and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values, as well as the receive fixed rate, serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, and high receive fixed rate, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(6)  For the reason(s) or why a Portfolio may sell credit protection, please see NOTE 2, "Significant Accounting Policies" in the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2008

Principal Amount			Value
CERTIFICATES OF DEPOSIT: 2.8%
$8,000,000		BNP Paribas, 3.060%, due 01/26/09	$8,015,307
42,000,000		UBS AG, 2.980%, due 02/23/09	42,000,000
Total Certificates of Deposit (Cost $50,015,307)			50,015,307
COMMERCIAL PAPER: 43.0%
10,000,000		Barton Capital, LLC, 1.460%, due 02/09/09	9,983,750
4,500,000		Barton Capital, LLC, 1.480%, due 01/23/09	4,495,738
24,000,000	#	Barton Capital, LLC, 1.880%, due 01/20/09	23,974,920
16,250,000	#	Barton Capital, LLC, 2.300%, due 01/22/09	16,228,592
5,000,000		Cafco, LLC, 1.290%, due 03/13/09	4,987,181
17,500,000	#	Cafco, LLC, 1.510%, due 01/21/09	17,484,639
17,000,000		Cafco, LLC, 2.030%, due 01/28/09	16,973,225
1,500,000		Cafco, LLC, 4.100%, due 01/06/09	1,499,167
1,000,000	#	Cafco, LLC, 4.100%, due 01/14/09	998,519
12,000,000	#	Cafco, LLC, 4.100%, due 01/23/09	11,969,933
21,000,000		Caisse Nationale des Caisses d'Epargne et de Prevoyance, 0.240%, due 01/05/09	20,999,440
22,165,000	#	Ciesco LLC, 2.060%, due 01/28/09	22,129,591
11,000,000	#	Ciesco LLC, 4.100%, due 01/22/09	10,973,692
1,500,000		Ciesco, LLC, 0.200%, due 01/21/09	1,496,875
15,000,000		Ciesco, LLC, 1.370%, due 02/19/09	14,971,417
3,000,000		Ciesco, LLC, 3.110%, due 01/23/09	2,994,042
32,500,000	#	Concord Minutemen Capital Co., LLC, 2.440%, due 04/17/09	32,265,549
10,000,000		Concord Minutemen Capital Co., LLC, 2.960%, due 01/22/09	9,981,917
11,250,000	#	Concord Minutemen Capital Co., LLC, 4.700%, due 01/16/09	11,227,969
33,000,000	#	Crown Point Capital Co., 2.440%, due 04/17/09	32,761,942
7,750,000		Crown Point Capital Co., 2.960%, due 01/22/09	7,735,985
13,250,000	#	Crown Point Capital Co., 4.700%, due 01/15/09	13,225,782
13,000,000	#	Edison Asset Securities, LLC, 0.300%, due 03/23/09	12,991,225

Principal Amount			Value
$33,000,000	#	Edison Asset Securities, LLC, 0.400%, due 04/23/09	$32,958,933
3,000,000	#	Edison Asset Securities, LLC, 1.500%, due 01/29/09	2,996,500
21,400,000	#	Jupiter Securities Co., LLC, 1.170%, due 01/16/09	21,388,854
10,500,000		Jupiter Securities Co., LLC, 1.170%, due 02/12/09	10,485,300
5,000,000		Jupiter Securities Co., LLC, 1.300%, due 01/14/09	4,997,472
14,000,000		Jupiter Securities Co., LLC, 1.340%, due 01/23/09	13,988,022
3,000,000		Jupiter Securities Co., LLC, 1.400%, due 01/21/09	2,997,667
3,000,000		Old Line Funding, LLC, 1.230%, due 03/09/09	2,993,021
6,500,000	#	Old Line Funding, LLC, 1.380%, due 01/20/09	6,495,026
12,500,000	#	Old Line Funding, LLC, 1.400%, due 01/27/09	12,486,910
26,000,000	#	Old Line Funding, LLC, 2.170%, due 01/26/09	25,959,375
7,000,000	#	Old Line Funding, LLC, 4.150%, due 01/21/09	6,985,778
14,000,000		Park Avenue, 1.280%, due 01/12/09	13,994,011
9,000,000		Park Avenue, 1.500%, due 01/28/09	8,990,550
13,500,000	#	Park Avenue Receivables, 1.280%, due 03/02/09	13,470,750
17,724,000	#	Park Avenue Receivables, 1.400%, due 01/13/09	17,715,729
2,000,000		Societe Generale, 0.550%, due 02/24/09	1,998,350
2,400,000		Thunder Bay Funding, LLC, 1.290%, due 03/20/09	2,393,240
20,500,000	#	Thunder Bay Funding, LLC, 1.430%, due 01/20/09	20,483,771
2,250,000		Thunder Bay Funding, LLC, 1.630%, due 03/02/09	2,243,813
23,000,000	#	Thunder Bay Funding, LLC, 1.670%, due 01/22/09	22,976,521
3,250,000		Thunder Bay Funding, LLC, 1.840%, due 01/05/09	3,249,169
3,600,000		Thunder Bay Funding, LLC, 4.150%, due 01/14/09	3,595,255
5,000,000		Toyota Motor Credit Corp., 0.100%, due 01/05/09	4,999,944
30,000,000	#	Tulip Funding Corp., 1.650%, due 02/05/09	29,954,792
22,000,000	#	Tulip Funding Corp., 3.500%, due 01/23/09	21,952,944
53,000,000	#	Variable Funding Capital, 1.000%, due 01/21/09	52,970,555
3,000,000	#	Windmill Funding Corp., 0.440%, due 02/10/09	2,998,500
11,300,000		Windmill Funding Corp., 1.510%, due 03/03/09	11,270,796
1,000,000	#	Windmill Funding Corp., 1.530%, due 03/02/09	997,417
8,500,000	#	Windmill Funding Corp., 1.590%, due 04/17/09	8,459,956

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
COMMERCIAL PAPER: (continued)
$14,000,000	#	Windmill Funding Corp., 1.600%, due 01/29/09	$13,982,033
12,000,000	#	Windmill Funding Corp., 2.300%, due 01/28/09	11,979,300
4,000,000	#	Windmill Funding Corp., 2.950%, due 01/21/09	3,993,444
2,500,000		Yorktown Capital, LLC, 0.450%, due 04/02/09	2,497,156
30,000,000		Yorktown Capital, LLC, 0.500%, due 04/06/09	29,960,417
18,500,000	#	Yorktown Capital, LLC, 1.800%, due 01/23/09	18,484,172
Total Commercial Paper (Cost $772,696,533)			772,696,533
CORPORATE BONDS/NOTES: 13.1%
10,500,000	#	American Honda Finance Corp., 2.246%, due 03/09/09	10,498,235
2,500,000	#,L	American Honda Finance Corp., 4.500%, due 05/26/09	2,512,799
23,000,000	@@,#	Australia & New Zealand Banking Group Ltd., 2.427%, due 09/02/09	23,000,000
6,750,000		Bank of America NA, 0.416%, due 06/12/09	6,744,879
14,000,000		Bank of America NA, 1.625%, due 10/03/09	14,000,000
14,000,000	@@	BNP Paribas, 2.445%, due 08/13/09	14,000,000
1,000,000		Citigroup Funding, Inc., 2.397%, due 03/02/09	999,552
8,500,000	L	Citigroup, Inc., 3.625%, due 02/09/09	8,500,763
4,749,000		Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	4,750,024
6,000,000		Credit Suisse New York, 0.481%, due 03/27/09	5,992,988
9,000,000	@@	Deutsche Bank AG, 1.868%, due 01/09/09	8,999,453
4,000,000		General Electric Capital Corp., 0.420%, due 01/27/09	3,998,174
1,000,000		General Electric Capital Corp., 2.281%, due 08/31/09	1,000,132
1,000,000		General Electric Capital Corp., 4.125%, due 09/01/09	1,007,099
6,500,000		JPMorgan Chase & Co., 0.521%, due 06/26/09	6,494,474
6,000,000		JPMorgan Chase & Co., 3.500%, due 03/15/09	6,003,950
2,750,000	@@,#	Rabobank Nederland NV, 1.413%, due 04/06/09	2,749,658
900,000	@@,#	Rabobank Nederland NV, 4.773%, due 01/15/09	900,013
12,500,000	@@,#	Societe Generale, 2.620%, due 09/04/09	12,500,000
13,100,000		Toyota Motor Credit Corp., 0.660%, due 07/10/09	13,100,000

Principal Amount			Value
$13,250,000		Toyota Motor Credit Corp., 1.489%, due 01/12/09	$13,250,129
7,500,000		Toyota Motor Credit Corp., 3.774%, due 01/23/09	7,500,000
4,700,000		US Bancorp., 5.300%, due 04/28/09	4,731,353
25,000,000		US Bank NA, 2.253%, due 08/24/09	25,000,000
2,000,000		Wachovia Bank NA, 0.360%, due 02/23/09	1,998,123
6,000,000		Wachovia Bank NA, 5.029%, due 01/12/09	6,000,253
2,252,000		Wachovia Corp., 3.625%, due 02/17/09	2,251,023
4,000,000		Wells Fargo & Co., 3.125%, due 04/01/09	4,000,080
9,750,000		Wells Fargo & Co., 3.552%, due 05/01/09	9,751,625
14,000,000	@@,#	Westpac Banking Corp., 2.430%, due 07/03/09	14,000,000
Total Corporate Bonds/Notes (Cost $236,234,779)			236,234,779
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.0%
118,525,000		Federal Home Loan Bank, 0.700%, due 12/14/09	117,725,286
32,500,000		Federal Home Loan Bank, 1.160%, due 12/07/09	32,147,935
4,000,000		Federal Home Loan Bank, 2.645%, due 08/07/09	4,047,299
25,000,000		Federal Home Loan Mortgage Corporation, 1.400%, due 07/07/09	24,818,194
32,000,000		Federal Home Loan Mortgage Corporation, 2.260%, due 04/17/09	31,786,116
48,222,000		Federal National Mortgage Association, 0.620%, due 12/01/09	47,942,199
15,000,000		Federal National Mortgage Association, 1.060%, due 10/28/09	14,868,750
15,180,000	L	Federal National Mortgage Association, 4.250%, due 05/15/09	15,272,262
17,000,000		Federal National Mortgage Association, 4.625%, due 12/15/09	17,531,579
Total Corporate Bonds/Notes (Cost $306,139,620)			306,139,620
U.S. TREASURY NOTES: 1.2%
22,000,000		1.000%, due 10/22/09	21,820,333
Total U.S. Treasury Notes (Cost $21,820,333)			21,820,333

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount		Value
REPURCHASE AGREEMENT: 12.9%
$232,200,000	Deutsche Bank Repurchase Agreement dated 12/31/08, 0.050%, due 01/02/09, $232,200,645 to be received upon repurchase (Collateralized by $229,580,000 various U.S. Government Agency Obligations, 4.210%-4.700%, Market Value plus accrued interest $236,848,759, due 02/21/13-08/20/13)	$232,200,000
Total Repurchase Agreement (Cost $232,200,000)		232,200,000
SECURITIES LENDING COLLATERALCC: 0.0%

	Securities Lending Collateralcc: 0.0%
891,150	Bank of New York Mellon Corp. Institutional	Cash Reserves	741,749
Total Securities Lending Collateral (Cost $891,150)			741,749

Total Investments in Securities (Cost $1,619,997,722)*	90.0%	$1,619,848,321
Other Assets and Liabilities - Net	10.0	178,984,604
Net Assets	100.0%	$1,798,832,925

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

@@  Foreign Issuer

#  Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is the same as for financial statement purposes.

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—
Level 2 — Other Significant Observable Inputs	1,619,848,321	—
Level 3 — Significant Unobservable Inputs	—	—
Total	$1,619,848,321	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING BLACKROCK GLOBAL  PORTFOLIO OF INVESTMENTS
SCIENCE AND TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2008

Shares			Value
COMMON STOCK: 93.6%
		Bermuda: 1.4%
32,100		Covidien Ltd.	$1,163,304
121,500	@	Marvell Technology Group Ltd.	810,405
			1,973,709
		Canada: 1.5%
46,900	@,L	Open Text Corp.	1,413,097
20,600	@	Research In Motion Ltd.	835,948
			2,249,045
		China: 0.6%
3,400	@,L	Baidu.com ADR	443,938
21,000	@,L	Sina Corp.	486,150
			930,088
		Finland: 0.5%
42,900		Nokia OYJ ADR	669,240
			669,240
		Germany: 0.5%
18,200	L	SAP AG ADR	659,204
			659,204
		Hong Kong: 0.5%
236,700		ASM Pacific Technology	780,142
			780,142
		India: 0.5%
46,900	@	Bharti Airtel Ltd.	691,344
			691,344
		Israel: 0.5%
37,100	@	Check Point Software Technologies	704,529
			704,529
		Japan: 3.1%
24,100		Canon, Inc.	763,598
66,600		Konica Minolta Holdings, Inc.	518,203
62,200		Kurita Water Industries Ltd.	1,681,495
14,000		Nidec Corp.	547,530
2,600		Nintendo Co., Ltd.	993,594
			4,504,420
		South Korea: 1.1%
7,800	L	LG Electronics, Inc.	473,639
3,300		Samsung Electronics Co., Ltd.	1,203,148
			1,676,787
		Switzerland: 1.6%
10,300		Alcon, Inc.	918,657
6,200		Roche Holding AG	959,866
5,600		Roche Holding AG ADR	428,680
			2,307,203
		Taiwan: 1.7%
573,052		Asustek Computer, Inc.	646,685
22,620		High Tech Computer Corp.	227,056
306,710		HON HAI Precision Industry Co., Ltd.	604,759
134,312		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,061,065
			2,539,565

Shares			Value
		United States: 80.1%
66,000	@	Adobe Systems, Inc.	$1,405,140
47,700	@	Agilent Technologies, Inc.	745,551
65,600		Altera Corp.	1,096,176
41,300	@	American Tower Corp.	1,210,916
83,700	@	Amgen, Inc.	4,833,675
35,800		Amphenol Corp.	858,484
34,300		Analog Devices, Inc.	652,386
57,100	@	Apple, Inc.	4,873,485
152,500		Applied Materials, Inc.	1,544,825
94,900	@	Ariba, Inc.	684,229
50,300		AT&T, Inc.	1,433,550
32,200	@	Atheros Communications, Inc.	460,782
29,400	@	ATMI, Inc.	453,642
36,000		Automatic Data Processing, Inc.	1,416,240
23,400		Baxter International, Inc.	1,254,006
25,400		Beckman Coulter, Inc.	1,116,076
18,500		Becton Dickinson & Co.	1,265,215
20,100	@	Biogen Idec, Inc.	957,363
76,600	@	BMC Software, Inc.	2,061,306
31,800		Bristol-Myers Squibb Co.	739,350
83,500	@	Broadcom Corp.	1,416,995
59,600		CA, Inc.	1,104,388
36,000	@,L	Cavium Networks, Inc.	378,360
83,500	@	Celera Corp.	929,355
178,600	@	Cisco Systems, Inc.	2,911,180
82,600	@	Citrix Systems, Inc.	1,946,882
63,300		Corning, Inc.	603,249
41,300		CVS Caremark Corp.	1,186,962
62,600	@	Dell, Inc.	641,024
25,500	@	Digital River, Inc.	632,400
55,000	@	eBay, Inc.	767,800
35,000	@	Electronic Arts, Inc.	561,400
125,400	@	EMC Corp.	1,312,938
56,000	@	F5 Networks, Inc.	1,280,160
52,900	@	Genentech, Inc.	4,385,939
48,000	@	Genzyme Corp.	3,185,760
36,900	@	Gilead Sciences, Inc.	1,887,066
4,410	@	Google, Inc. - Class A	1,356,737
43,000		Harris Corp.	1,636,150
91,800		Hewlett-Packard Co.	3,331,422
177,600		Intel Corp.	2,603,616
63,500		International Business Machines Corp.	5,344,160
70,800		Intersil Corp.	650,652
74,400		Jabil Circuit, Inc.	502,200
79,500	@	Juniper Networks, Inc.	1,392,045
51,600		KLA-Tencor Corp.	1,124,364
49,000	@	Lam Research Corp.	1,042,720
52,900		Linear Technology Corp.	1,170,148
44,100		Lockheed Martin Corp.	3,707,928
30	@	Macrovision Solutions Corp.	380
68,900	@	McAfee, Inc.	2,381,873
95,600		Medtronic, Inc.	3,003,752
148,400		Microsoft Corp.	2,884,896
100,700		Motorola, Inc.	446,101
61,100	@,L	NetApp, Inc.	853,567
42,500	@,L	Netlogic Microsystems, Inc.	935,425
173,300	@	Oracle Corp.	3,072,609
41,900		Pfizer, Inc.	742,049
33,900	@	Polycom, Inc.	457,989
10,400	@,L	Priceline.com, Inc.	765,960
44,900	@	Progress Software Corp.	864,774
117,580		Qualcomm, Inc.	4,212,891

See Accompanying Notes to Financial Statements

ING BLACKROCK GLOBAL  PORTFOLIO OF INVESTMENTS
SCIENCE AND TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value
		United States: (continued)
43,200		Raytheon Co.	$2,204,928
57,500	@	Red Hat, Inc.	760,150
24,200	@	Salesforce.com, Inc.	774,642
68,200		Seagate Technology, Inc.	302,126
23,600	@	St. Jude Medical, Inc.	777,856
68,200	@	Sybase, Inc.	1,689,314
126,000	@	Symantec Corp.	1,703,520
111,900	@	Teradyne, Inc.	472,218
63,700		Texas Instruments, Inc.	988,624
33,300	@	Varian Semiconductor Equipment Associates, Inc.	603,396
87,800	@	VeriSign, Inc.	1,675,224
51,600		Verizon Communications, Inc.	1,749,240
27,200	@	Vertex Pharmaceuticals, Inc.	826,336
20,100		Wyeth	753,951
68,200		Xilinx, Inc.	1,215,324
107,500	@,L	Yahoo!, Inc.	1,311,500
			116,487,012
Total Common Stock (Cost $191,208,164)			136,172,288
Principal Amount			Value
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateralcc: 3.8%
$5,516,457	Bank of New York Mellon Corp. Institutional Cash Reserves		$5,437,097
	Total Short-Term Investments (Cost $5,516,457)		5,437,097

Total Investments in Securities (Cost $196,724,621)*	97.4%	$141,609,385
Other Assets and Liabilities - Net	2.6	3,840,028
Net Assets	100.0%	$145,449,413

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2008.

*  Cost for federal income tax purposes is $200,714,277.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$724,315
Gross Unrealized Depreciation	(59,829,207)
Net Unrealized Depreciation	$(59,104,892)

Industry	Percentage of Net Assets

Aerospace/Defense	4.1%
Biotechnology	11.7
Commercial Services	1.0
Computers	12.6
Electrical Components & Equipment	0.3
Electronics	2.2
Environmental Control	1.2
Healthcare - Products	6.5
Internet	8.8
Miscellaneous Manufacturing	0.4
Office/Business Equipment	0.5
Pharmaceuticals	2.5
Retail	0.8
Semiconductors	13.9
Software	14.1
Telecommunications	12.3
Toys/Games/Hobbies	0.7
Short-Term Investments	3.8
Other Assets and Liabilities - Net	2.6
Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$126,081,229	$—
Level 2 — Other Significant Observable Inputs	15,528,156	(601,844)
Level 3 — Significant Unobservable Inputs	—	—
Total	$141,609,385	$(601,844)

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*  Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

ING BLACKROCK GLOBAL  PORTFOLIO OF INVESTMENTS
SCIENCE AND TECHNOLOGY PORTFOLIO  AS OF DECEMBER 31, 2008 (CONTINUED)

At December 31, 2008 the following forward foreign currency contracts were outstanding for the ING BlackRock Global Science and Technology Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For		Value	Unrealized Appreciation/ (Depreciation)
EU Euro			USD
EUR 215,000	BUY	1/21/09		274,466	298,570	$24,104
EU Euro EUR 194,400	BUY	1/21/09		278,316	269,963	(8,353)
EU Euro EUR 177,900	BUY	1/21/09		246,205	247,049	844
EU Euro EUR 155,000	BUY	1/21/09		216,902	215,248	(1,654)
Hong Kong Sar Dollar HKD 14,840,000	BUY	1/21/09		1,915,404	1,915,092	(312)
Japanese Yen JPY 167,000,000	BUY	1/21/09		1,719,754	1,843,064	123,310
Japanese Yen JPY 3,749,200	BUY	1/21/09		40,959	41,377	418
Norwegian Krone NOK 819,000	BUY	1/21/09		119,627	116,771	(2,856)
						$135,501
Swiss Franc
CHF 921,000	SELL	1/21/09		763,789	865,499	$(101,710)
EU Euro EUR 681,000	SELL	1/21/09		883,114	945,702	(62,588)
Hong Kong Sar Dollar HKD 20,152,000	SELL	1/21/09		2,601,168	2,600,602	566
Japanese Yen JPY 504,809,000	SELL	1/21/09		4,997,614	5,571,227	(573,613)
						$(737,345)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount
ING VP Balanced Portfolio
Class ADV	NII	$0.3436
Class I	NII	$0.4456
Class S	NII	$0.4078
All Classes	STCG	$0.4268
All Classes	LTCG	$0.7257
ING VP Growth and Income Portfolio
Class ADV	NII	$0.2237
Class I	NII	$0.3207
Class S	NII	$0.3035
ING Opportunistic LargeCap Growth Portfolio
Class ADV	NII	$—
Class I	NII	$0.0767
Class S	NII	$0.0346
ING VP Small Company Portfolio
Class I	NII	$0.1797
Class S	NII	$0.1430
All Classes	LTCG	$2.2719

Fund Name	Type	Per Share Amount
ING Opportunistic LargeCap Value Portfolio
Class ADV	NII	$0.1650
Class I	NII	$0.2739
Class S	NII	$0.2260
All Classes	LTCG	$2.1459
ING VP Intermediate Bond Portfolio
Class ADV	NII	$0.6238
Class I	NII	$0.7529
Class S	NII	$0.7188
All Classes	STCG	$0.2979
ING VP Money Market Portfolio
Class I	NII	$0.9281	(1)

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Balanced Portfolio	19.02%
ING VP Growth and Income Portfolio	100.00%
ING Opportunistic LargeCap Growth Portfolio	100.00%
ING VP Small Company Portfolio	100.00%
ING Opportunistic LargeCap Value Portfolio	100.00%
ING VP Intermediate Bond Portfolio	0.54%

For the year ended December 31, 2008, the following are percentages of ordinary income dividends paid by the Portfolios that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING VP Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

(1)  Per share amount has not been restated to reflect the stock split that occurred on October 7, 2008.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A director/trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees of the Registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Directorships held by Director/ Trustee
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director/Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	39	Academy of Economics and Finance (February 2002 - Present).

Martin Gavin(*) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director/Trustee	January 2009 - Present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006).	39	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director/Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	39	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director/Trustee	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	39	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director/Trustee	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (April 1973 - March 2008).	39	None

Directors/Trustees who are "Interested Persons:"

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5)(November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director/ Trustee(2)	Other Directorships held by Director/ Trustee
Fredric (Rick) A. Nelson III(8) ING Investment Management 230 Park Avenue New York, New York 10169 Age: 52	Director/Trustee	December 2007 - January 2009	Chief Investment Officer, ING (April 2003 - January 2009)		None

(*)  Mr. Martin Gavin was appointed to the Board effective January 1, 2009.

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)  Mr. Nelson resigned from the Board as of January 15, 2009.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001- December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior , ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Director/Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services, LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2009, followed by specific considerations with respect to each portfolio series covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel"), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio covered by this report, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio covered by this report are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2009, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2008 and the management fees and expense data described below are as of June 30, 2008.

ING VP Balanced Portfolio

In evaluating the investment performance of ING VP Balanced Portfolio, the Board noted that the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio underperformed the Composite Benchmark for all periods presented. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods and in the fourth quintile for the three-year and five-year periods. The Board noted that the Sub-Adviser implemented a quantitative-based model for selecting stocks based on dynamic factor weightings to manage the equity portion of the Portfolio in 2008. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING VP Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Global Science and Technology Portfolio

In evaluating the investment performance of ING BlackRock Global Science and Technology Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the three-year period but underperformed for the most recent calendar quarter, year-to-date, one-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date, one-year and three-year periods and in the second quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING BlackRock Global Science and Technology Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group. Additionally, the Board noted that in April 2008, ING Global Technology Portfolio merged with and into the Portfolio, and, in connection with the merger, the Adviser agreed to implement a lower expense cap for the Portfolio, which resulted in a management fee waiver of .03 of 1% (three basis points) of the Portfolio's average net assets.

ING Opportunistic LargeCap Growth Portfolio

In evaluating the investment performance of ING Opportunistic LargeCap Growth Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, in the fourth quintile for the one-year, three-year and five-year periods and in the fifth quintile for the year-to-date period. The Board further noted that in November 2007 the Portfolio transitioned to a quantitative, opportunistic large-cap growth strategy. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Opportunistic LargeCap Growth Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Growth and Income Portfolio

In evaluating the investment performance of ING VP Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year and five-year periods, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its benchmark index for the one-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the one-year, three-year and five-year periods, in the third quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Small Company Portfolio

In evaluating the investment performance of ING VP Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the year-to-date, one-year and three-year periods and in the second quintile for the most recent calendar quarter and five-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Opportunistic LargeCap Value Portfolio

In evaluating the investment performance of ING Opportunistic LargeCap Value Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and its benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board further noted that in November 2007 the Portfolio transitioned to a quantitative, opportunistic large-cap value strategy. The Board concluded that appropriate actions are being taken to improve the performance

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Opportunistic LargeCap Value Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Intermediate Bond Portfolio

In evaluating the investment performance of ING VP Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the five-year period but underperformed for the most recent calendar quarter, year-to-date, one-year and three-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the three-year and five-year periods and in the fourth quintile for the most recent calendar quarter, year-to-date and one-year periods. The Board noted that in July 2008 the Sub-adviser implemented a realignment of its fixed income portfolio management and research team in an effort to maximize fixed income research capabilities to better position the Portfolio for investment opportunities. The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Money Market Portfolio

In evaluating the investment performance of ING VP Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for the year-to-date, one-year, three-year and five-year periods and in the second quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING VP Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board also noted that in 2008 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by the Portfolio, which minimized deviations between the Portfolio's market-based and amortized cost-based net asset value per share during tumultuous market conditions.

(THIS PAGE INTENTIONALLY LEFT BLANK)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-ACAPAPADVIS  (1208-022609)

Annual Report

December 31, 2008

Classes I and S

Domestic Equity Index Portfolios

■	ING VP Index Plus LargeCap Portfolio

■	ING VP Index Plus MidCap Portfolio

■	ING VP Index Plus SmallCap Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions—hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment—met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage

Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond—2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4)	The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.
(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
(7)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING VP Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (37.21)% compared to the S&P 500® Index, which returned (37.00)% for the same period.

Portfolio Specifics: 2008 began with a spike in volatility, but during the rest of the first half of the year, market recognition factors such as earnings trend, long term price momentum, and analyst estimate revision re-asserted themselves and drove performance. Quality and valuation factors such as book to price, forward earnings to price and capital expenditure to depreciation did not work well during the first half of the year. Sectors such as banks and materials benefited from good performance in the market recognition factors. Energy, healthcare, industrials and financials services underperformed during the first half of the year. The market recognition factors in those sectors could not offset the underperformance of the valuation factors.

In the second half of the year, our dynamic factor model began pointing more towards valuation and quality factors, resulting in slight overweights of these factors. This helped performance slightly in the third quarter, thanks to value factors such as book to price and free cash flow to price, and quality factors such as shares buyback and capital expenditure to depreciation. The shift to value and quality paid off in the fourth quarter, as valuation factors like forward and trailing earnings to price as well as price to free cash flow performed extremely well. Quality factors such as capital expenditures to deprecation also delivered positive excess returns during that period.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, portfolio overweightings included the consumer discretionary and financials sectors and underweightings included the healthcare and industrials sectors.

*	Effective January 13, 2009, Mr. Aguilar was removed as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2008

(as a percent of net assets)

ExxonMobil Corp.	6.2%
Hewlett-Packard Co.	2.2%
International Business Machines Corp.	2.1%
Procter & Gamble Co.	2.0%
Wal-Mart Stores, Inc.	2.0%
General Electric Co.	1.9%
AT&T, Inc.	1.8%
Pfizer, Inc.	1.8%
Chevron Corp.	1.7%
ConocoPhillips	1.6%

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	(37.21)%	(2.51)%	(1.64)%	—
Class S	(37.40)%	(2.77)%	—	(2.69)%
S&P 500® Index(1)	(37.00)%	(2.19)%	(1.38)%	(2.07	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING VP Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (37.56)% compared to the S&P MidCap 400 Index, which returned (36.23)% for the same period.

Portfolio Specifics: 2008 began with a spike in volatility, but during the rest of the first half of the year, market recognition factors such as earnings trend, long term price momentum, and analyst estimate revision re-asserted themselves and drove performance. Quality and valuation factors such as book to price, forward earnings to price and capital expenditure to depreciation did not work well during the first half of the year. Sectors such as utilities and materials benefited from good performance in the market recognition factors. Financials and industrials services sectors underperformed during the first half of the year. The market recognition factors in those sectors could not offset the underperformance of the valuation factors.

In the second half of the year our dynamic factor model began pointing more towards valuation and quality factors, resulting in a slight overweight in these factors. This helped performance slightly in the third quarter, thanks to value factors such as book to price and free cash flow to price, and quality factors such as shares buyback and capital expenditure to depreciation.

The shift to value and quality paid off in the fourth quarter as quality factors such as capital expenditures to deprecation performed extremely well. Additionally, valuation factors such as price to free cash flow delivered positive excess returns in December. Finally, market recognition factors such as analyst estimate revisions and earnings trends worked well early in the quarter but faded toward year-end.

The top detractors during the year were overweight positions in BorgWarner, Inc., Crane Co. and Life Technologies Corp. The top contributors were underweight positions in Covance, Inc., Lamar Advertising Co. and Pride International, Inc.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, portfolio overweightings included the industrials and energy sectors and underweightings included the utilities sector.

*	Effective January 13, 2009, Mr. Aguilar was removed as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2008

(as a percent of net assets)

Everest Re Group Ltd.	1.1%
Endo Pharmaceuticals Holdings, Inc.	1.0%
Dollar Tree, Inc.	1.0%
Reinsurance Group of America, Inc.	0.9%
Ross Stores, Inc.	0.9%
New York Community Bancorp., Inc.	0.9%
HCC Insurance Holdings, Inc.	0.8%
Pharmaceutical Product Development, Inc.	0.8%
Northeast Utilities	0.8%
Cullen/Frost Bankers, Inc.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	(37.56)%	(1.35)%	4.07%	—
Class S	(37.73)%	(1.60)%	—	1.02%
S&P MidCap 400 Index(1)	(36.23)%	(0.08)%	4.46%	1.95	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING VP Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, CFA, Portfolio Managers* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2008, the Portfolio’s Class I shares provided a total return of (33.58)% compared to the S&P SmallCap 600 Index, which returned (31.07)% for the same period.

Portfolio Review: Overall, underweight positions in the healthcare and consumer staples sectors hurt returns. These losses were partially offset by an overweight position in the financials sector and an underweight position in the materials sector. Security selection detracted from performance in the financials, industrials and energy sectors. These losses were offset by security selection in the materials and consumer discretionary sectors.

2008 began with a spike in volatility, but during the rest of the first half of the year, market recognition factors such as earnings trend, long term price momentum, and analyst estimate revision re-asserted themselves and drove performance. Quality and valuation factors such as book to price, forward earnings to price and capital expenditure to depreciation did not work well during the first half of the year. Sectors such as financials and information technology and consumer staples were hurt by the underperformance of valuation and quality factors. The industrials and materials sectors benefited from the good performance of the market recognition factors.

In the second half of the year, our dynamic factor model began pointing more towards valuation and quality, resulting in a slight overweight of these factors. This helped performance slightly in the third quarter, thanks to value factors such as book to price and free cash flow to price, and quality factors like shares buyback and capital expenditure to depreciation. The shift paid off in the fourth quarter as quality factors like capital expenditures to deprecation performed well. Valuation factors such as price to free cash flow helped returns in December. Market recognition factors such as analyst estimate revisions and earnings trends worked well early in the quarter but faded toward year-end.

The top detractors during the year were overweight positions in Bowne and Co., Inc., Atwood Oceanics, Inc. and Stone Energy Corp. The top contributors were underweight positions in THQ, Inc., Sunrise Senior Living, Inc., and Dril-Quip, Inc.

Current Strategy and Outlook: Our research builds a structured portfolio of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index.

At the close of the reporting period, slight portfolio overweightings included the financials sector and underweightings included the healthcare sector.

*	Effective January 13, 2009, Mr. Aguilar was removed as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2008

(as a percent of net assets)

Atmos Energy Corp.	0.9%
Watson Wyatt Worldwide, Inc.	0.9%
Panera Bread Co.	0.8%
EMCOR Group, Inc.	0.7%
Owens & Minor, Inc.	0.7%
Acuity Brands, Inc.	0.7%
AMERIGROUP Corp.	0.7%
CACI International, Inc.	0.7%
Regal-Beloit Corp.	0.7%
Rock-Tenn Co.	0.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund—Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING VP INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	(33.58)%	(1.41)%	3.21%	—
Class S	(33.73)%	(1.67)%	—	1.37%
S&P SmallCap 600 Index(1)	(31.07)%	0.88%	5.18%	3.19	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
ING VP Index Plus LargeCap Portfolio
Class I	$1,000.00	$729.10	0.47%	$2.04	$1,000.00	$1,022.77	0.47%	$2.39
Class S	1,000.00	727.70	0.72	3.13	1,000.00	1,021.52	0.72	3.66
ING VP Index Plus MidCap Portfolio
Class I	$1,000.00	$662.70	0.52%	$2.17	$1,000.00	$1,022.52	0.52%	$2.64
Class S	1,000.00	661.70	0.77	3.22	1,000.00	1,021.27	0.77	3.91
ING VP Index Plus SmallCap Portfolio
Class I	$1,000.00	$732.30	0.52%	$2.26	$1,000.00	$1,022.52	0.52%	$2.64
Class S	1,000.00	731.10	0.77	3.35	1,000.00	1,021.27	0.77	3.91

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Index Plus LargeCap Portfolio, ING VP Index Plus MidCap Portfolio, and ING VP Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 23, 2009

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$847,751,701	$554,642,859	$292,012,109
Short-term investments**	11,003,171	36,237,748	33,694,872
Short-term investments in affiliates***	12,508,000	7,304,000	6,613,000
Short-term investments at amortized cost	4,966,000	3,787,000	—
Cash	881	682	51,696
Cash collateral for futures	2,227,500	1,650,000	918,500
Receivables:
Investment securities sold	5,584,793	7,799,786	704,642
Fund shares sold	122,542	1,613,812	31,124
Dividends and interest	1,872,213	818,726	1,008,608
Variation margin	267,750	318,960	185,900
Prepaid expenses	65,703	39,540	22,167

Total assets	886,370,254	614,213,113	335,242,618

LIABILITIES:
Payable for investment securities purchased	6,910,771	4,420,944	2,993,926
Payable for fund shares redeemed	1,795,797	520,789	329,502
Payable upon receipt of securities loaned	11,324,932	37,056,930	34,105,517
Payable to affiliates	324,953	231,838	126,598
Payable for directors fees	59,682	36,608	23,243
Other accrued expenses and liabilities	275,824	135,338	99,689

Total liabilities	20,691,959	42,402,447	37,678,475

NET ASSETS	$865,678,295	$571,810,666	$297,564,143

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,376,045,578	$952,864,088	$520,209,849
Undistributed net investment income	26,695,514	9,893,675	5,073,760
Accumulated net realized loss on investments and futures	(372,372,262)	(178,191,742)	(122,334,431)
Net unrealized depreciation on investments and futures	(164,690,535)	(212,755,355)	(105,385,035)

NET ASSETS	$865,678,295	$571,810,666	$297,564,143

+ Including securities loaned at value	$11,316,930	$36,870,421	$33,837,508
* Cost of investments in securities	$1,012,396,432	$767,306,184	$397,347,208
** Cost of short-term investments	$11,324,932	$37,056,930	$34,105,517
*** Cost of short-term investments in affiliates	$12,508,000	$7,304,000	$6,613,000

Class I:
Net assets	$680,917,849	$447,502,716	$201,977,645
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	65,245,444	45,031,421	21,466,120
Net asset value and redemption price per share	$10.44	$9.94	$9.41
Class S:
Net assets	$184,760,446	$124,307,950	$95,586,498
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,865,969	12,658,276	10,273,478
Net asset value and redemption price per share	$10.34	$9.82	$9.30

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

	ING VP Index Plus LargeCap Portfolio	ING VP Index Plus MidCap Portfolio	ING VP Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$34,437,761	$14,430,250	$6,869,619
Interest	148,898	93,059	71,872
Securities lending income, net	555,729	1,470,321	1,657,506

Total investment income	35,142,388	15,993,630	8,598,997

EXPENSES:
Investment management fees	5,638,358	3,847,915	2,113,383
Distribution and service fees — Class S	682,509	476,697	356,478
Transfer agent fees	1,097	970	728
Administrative service fees	886,013	529,075	290,583
Shareholder reporting expense	186,313	130,676	62,658
Registration fees	1,884	1,083	705
Professional fees	337,934	174,802	101,328
Custody and accounting expense	206,997	141,658	89,935
Directors fees	198,408	114,323	64,500
Miscellaneous expense	134,179	67,399	41,109
Interest expense	12,192	6,047	6,734

Total expenses	8,285,884	5,490,645	3,128,141
Net waived and reimbursed fees	(7,199)	(5,474)	(4,496)

Net expenses	8,278,685	5,485,171	3,123,645

Net investment income	26,863,703	10,508,459	5,475,352

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized loss on:
Investments	(352,780,753)	(162,936,927)	(108,604,711)
Futures	(6,474,222)	(8,642,922)	(5,794,213)

Net realized loss on investments and futures	(359,254,975)	(171,579,849)	(114,398,924)

Net change in unrealized appreciation or depreciation on:
Investments	(298,706,452)	(230,434,314)	(74,054,513)
Futures	430,571	798,815	237,203

Net change in unrealized appreciation or depreciation on investments and futures	(298,275,881)	(229,635,499)	(73,817,310)

Net realized and unrealized loss on investments and futures	(657,530,856)	(401,215,348)	(188,216,234)

Decrease in net assets resulting from operations	$(630,667,153)	$(390,706,889)	$(182,740,882)

* Foreign taxes withheld	$—	$—	$749
(1) Dividends from affiliates	$384,365	$202,047	$152,880

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus LargeCap Portfolio		ING VP Index Plus MidCap Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$26,863,703	$42,196,532	$10,508,459	$15,265,193
Net realized gain (loss) on investments and futures	(359,254,975)	210,388,131	(171,579,849)	139,387,553
Net change in unrealized appreciation or depreciation on investments and futures	(298,275,881)	(121,993,435)	(229,635,499)	(79,655,961)

Increase (decrease) in net assets resulting from operations	(630,667,153)	130,591,228	(390,706,889)	74,996,785

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(36,524,688)	(29,658,100)	(11,952,630)	(9,245,456)
Class S	(5,640,026)	(1,795,960)	(2,200,936)	(1,137,434)
Net realized gains:
Class I	(128,358,189)	—	(112,082,941)	(88,976,015)
Class S	(21,899,099)	—	(26,411,236)	(16,919,188)

Total distributions	(192,422,002)	(31,454,060)	(152,647,743)	(116,278,093)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	365,179,995	584,837,947	114,639,139	250,536,595
Reinvestment of distributions	192,422,002	31,454,060	152,647,743	116,278,093

	557,601,997	616,292,007	267,286,882	366,814,688
Cost of shares redeemed	(1,512,259,207)	(633,637,563)	(575,777,856)	(277,567,728)

Net increase (decrease) in net assets resulting from capital share transactions	(954,657,210)	(17,345,556)	(308,490,974)	89,246,960

Net increase (decrease) in net assets	(1,777,746,365)	81,791,612	(851,845,606)	47,965,652

NET ASSETS:
Beginning of year	2,643,424,660	2,561,633,048	1,423,656,272	1,375,690,620

End of year	$865,678,295	$2,643,424,660	$571,810,666	$1,423,656,272

Undistributed net investment income at end of year	$26,695,514	$42,151,648	$9,893,675	$14,290,606

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Index Plus SmallCap Portfolio
	Year Ended December 31, 2008	Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income	$5,475,352	$5,690,689
Net realized gain (loss) on investments and futures	(114,398,924)	39,097,941
Net change in unrealized appreciation or depreciation on investments and futures	(73,817,310)	(102,285,972)

Decrease in net assets resulting from operations	(182,740,882)	(57,497,342)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,491,258)	(3,166,038)
Class S	(934,827)	(242,440)
Net realized gains:
Class I	(30,586,826)	(70,161,316)
Class S	(9,757,114)	(19,463,532)

Total distributions	(45,770,025)	(93,033,326)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	102,067,744	207,309,140
Reinvestment of distributions	45,770,025	93,033,326

	147,837,769	300,342,466
Cost of shares redeemed	(442,222,983)	(278,712,565)

Net increase (decrease) in net assets resulting from capital share transactions	(294,385,214)	21,629,901

Net decrease in net assets	(522,896,121)	(128,900,767)

NET ASSETS:
Beginning of year	820,460,264	949,361,031

End of year	$297,564,143	$820,460,264

Undistributed net investment income at end of year	$5,073,760	$5,454,465

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any		Expenses net of all reductions/ additions		Net investment income (loss) net of all reductions/additions		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING VP Index Plus LargeCap Portfolio
Class I
12-31-08	18.13	0.25	*	(6.57)	(6.32)	0.30	1.07	—	1.37	10.44	(37.21)		0.47	0.47	†	0.47	†	1.70	†	680,918	175
12-31-07	17.48	0.29	*	0.58	0.87	0.22	—	—	0.22	18.13	5.03	††	0.44	0.44	†	0.44	†	1.62	†	2,323,707	121
12-31-06	15.42	0.23	*	2.00	2.23	0.17	—	—	0.17	17.48	14.58		0.43	0.43	†	0.43	†	1.46	†	2,352,193	128
12-31-05	14.82	0.19	*	0.60	0.79	0.19	—	—	0.19	15.42	5.38		0.45	0.45		0.45		1.30		1,389,139	89
12-31-04	13.54	0.22		1.20	1.42	0.14	—	—	0.14	14.82	10.58		0.44	0.44		0.44		1.55		1,511,946	70
Class S
12-31-08	17.99	0.21	*	(6.51)	(6.30)	0.28	1.07	—	1.35	10.34	(37.40)		0.72	0.72	†	0.72	†	1.53	†	184,760	175
12-31-07	17.32	0.25	*	0.57	0.82	0.15	—	—	0.15	17.99	4.77	††	0.69	0.69	†	0.69	†	1.38	†	319,717	121
12-31-06	15.30	0.18	*	1.99	2.17	0.15	—	—	0.15	17.32	14.28		0.68	0.68	†	0.68	†	1.13	†	209,440	128
12-31-05	14.73	0.16	*	0.59	0.75	0.18	—	—	0.18	15.30	5.15		0.70	0.70		0.70		1.10		557,134	89
12-31-04	13.49	0.19	*	1.18	1.37	0.13	—	—	0.13	14.73	10.26		0.69	0.69		0.69		1.39		128,127	70

ING VP Index Plus MidCap Portfolio
Class I
12-31-08	18.33	0.22		(6.37)	(6.15)	0.22	2.02	—	2.24	9.94	(37.56)		0.52	0.52	†	0.52	†	1.14	†	447,503	113
12-31-07	18.89	0.21		0.83	1.04	0.15	1.45	—	1.60	18.33	5.50	††	0.49	0.49	†	0.49	†	1.06	†	1,177,708	127
12-31-06	18.69	0.17	*	1.57	1.74	0.12	1.42	—	1.54	18.89	9.44		0.49	0.49	†	0.49	†	0.92	†	1,148,074	84
12-31-05	18.16	0.16	*	1.77	1.93	0.09	1.31	—	1.40	18.69	11.14		0.49	0.49		0.49		0.87		844,703	100
12-31-04	15.64	0.09		2.50	2.59	0.07	—	—	0.07	18.16	16.59		0.49	0.49		0.49		0.73		678,869	108
Class S
12-31-08	18.13	0.14		(6.26)	(6.12)	0.17	2.02	—	2.19	9.82	(37.73)		0.77	0.77	†	0.77	†	0.91	†	124,308	113
12-31-07	18.69	0.15		0.84	0.99	0.10	1.45	—	1.55	18.13	5.26	††	0.74	0.74	†	0.74	†	0.81	†	245,948	127
12-31-06	18.53	0.12		1.55	1.67	0.09	1.42	—	1.51	18.69	9.12		0.74	0.74	†	0.74	†	0.63	†	227,616	84
12-31-05	18.05	0.11	*	1.75	1.86	0.07	1.31	—	1.38	18.53	10.84		0.74	0.74		0.74		0.62		278,554	100
12-31-04	15.57	0.07	*	2.47	2.54	0.06	—	—	0.06	18.05	16.35		0.74	0.74		0.74		0.45		122,153	108

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental Data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions	Expenses net of fee waivers and/or recoupments, if any		Expenses net of all reductions/ additions		Net investment income (loss) net of all reductions/additions		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING VP Index Plus SmallCap Portfolio
Class I
12-31-08	15.19	0.14	*	(4.97)	(4.83)	0.12	0.83	—	0.95	9.41	(33.58)	0.52	0.52	†	0.52	†	1.10	†	201,978	100
12-31-07	17.99	0.12		(1.07)	(0.95)	0.08	1.77	—	1.85	15.19	(6.22)	0.49	0.49	†	0.49	†	0.67	†	638,474	126
12-31-06	16.68	0.09	*	2.20	2.29	0.07	0.91	—	0.98	17.99	13.82	0.49	0.49	†	0.49	†	0.52	†	745,115	93
12-31-05	16.39	0.11	*	1.09	1.20	0.05	0.86	—	0.91	16.68	7.62	0.49	0.49		0.49		0.66		378,121	71
12-31-04	13.52	0.07		2.90	2.97	0.02	0.08	—	0.10	16.39	22.07	0.49	0.49		0.49		0.64		303,041	94
Class S
12-31-08	15.01	0.13		(4.93)	(4.80)	0.08	0.83	—	0.91	9.30	(33.73)	0.77	0.77	†	0.77	†	0.87	†	95,586	100
12-31-07	17.79	0.07		(1.06)	(0.99)	0.02	1.77	—	1.79	15.01	(6.49)	0.74	0.74	†	0.74	†	0.42	†	181,986	126
12-31-06	16.53	0.04	*	2.18	2.22	0.05	0.91	—	0.96	17.79	13.48	0.74	0.74	†	0.74	†	0.25	†	204,246	93
12-31-05	16.28	0.07	*	1.08	1.15	0.04	0.86	—	0.90	16.53	7.36	0.74	0.74		0.74		0.43		333,092	71
12-31-04	13.46	0.06	*	2.86	2.92	0.02	0.08	—	0.10	16.28	21.74	0.74	0.74		0.74		0.45		110,292	94

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
*	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
††	There was no impact on total return by the affiliate payment in Note 14.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company.

ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are fifteen active separate investment series that comprise the Company. The three series (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING VP Index Plus LargeCap Portfolio (“VP Index Plus LargeCap”), ING VP Index Plus MidCap Portfolio (“VP Index Plus MidCap”) and ING VP Index Plus SmallCap Portfolio (“VP Index Plus SmallCap”).

VP Index Plus LargeCap seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”), while maintaining a market level of risk.

VP Index Plus MidCap seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) MidCap 400 Index, while maintaining a market level of risk.

VP Index Plus SmallCap seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk.

Each Portfolio offers Class I and Class S shares. The two classes differ principally in the applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent directors) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of each Company under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the Sub-Adviser to the Portfolios. ING Funds Distributor, LLC (the “Distributor” or ”IFD”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market- makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees:

An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex- dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.

Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a

Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.	Illiquid and Restricted Securities. Each Portfolio may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined under procedures approved by the Board.

K.	When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.

Swap Agreements. Each Portfolio may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Each Portfolio may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e., buying protection on an equivalent reference entity).

Each Portfolio may sell credit default swaps which expose them to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts. A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps. A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products. Each Portfolio may invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser and the borrower issuing the note. The market value of

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

M.	Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2008, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
VP Index Plus LargeCap	$2,860,487,247	$3,988,145,337
VP Index Plus MidCap	1,091,400,369	1,530,627,663
VP Index Plus SmallCap	531,171,351	863,762,437

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

VP Index Plus LargeCap	0.35%
VP Index Plus MidCap	0.40%
VP Index Plus SmallCap	0.40%

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2008, the Investment Adviser for VP

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Index Plus LargeCap, VP Index Plus MidCap and VP Index Plus SmallCap waived $7,199, $5,474 and $4,496 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to the Administration Agreement, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the respective Portfolios have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans,

Class S of the Portfolios pays the Distributor Distribution Fees at a rate of 0.25% based on average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
VP Index Plus LargeCap	$247,999	$39,057	$37,897	$324,953
VP Index Plus MidCap	182,108	25,120	24,610	231,838
VP Index Plus SmallCap	94,507	13,027	19,064	126,598

At December 31, 2008, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — VP Index Plus LargeCap (69.15%); VP Index Plus MidCap (69.61%); VP Index Plus SmallCap (52.93%);

ING USA Annuity and Life Insurance Company — VP Index Plus LargeCap (20.27%); VP Index Plus MidCap (20.25%); and VP Index Plus SmallCap (30.17%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreements”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class I	Class S
VP Index Plus LargeCap	0.55%	0.80%
VP Index Plus MidCap	0.60%	0.85%
VP Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2008, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — BORROWINGS

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with Citibank, N.A. (the “Citi Credit Agreement”) for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Citi Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of the commitment fee.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement with Citibank, N.A. for an aggregate amount of $100,000,000. The Citi Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement with The Bank of New York Mellon (the “BNY Credit Agreement”) for an aggregate amount of $100,000,000, not to exceed $50,000,000 with respect to any one Portfolio or 10% of the Portfolio’s value of total assets if Net Asset Value is less than $25,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the BNY Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreements accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2008:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
VP Index Plus LargeCap	17	$13,961,765	1.88%
VP Index Plus MidCap	11	10,875,455	1.85
VP Index Plus SmallCap	15	8,470,000	1.94

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
VP Index Plus LargeCap
Class I
12-31-08	18,229,336	10,840,426	(92,001,496)	(62,931,734)	282,508,457	164,882,876	(1,413,077,540)	(965,686,207)
12-31-07	23,704,067	1,705,469	(31,787,126)	(6,377,590)	427,491,782	29,658,100	(576,171,274)	(119,021,392)
Class S
12-31-08	5,309,574	1,823,783	(7,040,019)	93,338	82,671,538	27,539,126	(99,181,667)	11,028,997
12-31-07	8,778,375	103,873	(3,200,299)	5,681,949	157,346,165	1,795,960	(57,466,289)	101,675,836
VP Index Plus MidCap
Class I
12-31-08	6,462,183	8,397,804	(34,069,136)	(19,209,149)	96,400,909	124,035,571	(517,320,853)	(296,884,373)
12-31-07	9,625,192	5,352,669	(11,521,257)	3,456,604	183,759,944	98,221,472	(218,617,745)	63,363,671
Class S
12-31-08	1,214,189	1,955,719	(4,074,969)	(905,061)	18,238,230	28,612,172	(58,457,003)	(11,606,601)
12-31-07	3,505,312	992,667	(3,111,849)	1,386,130	66,776,651	18,056,621	(58,949,983)	25,883,289
VP Index Plus SmallCap
Class I
12-31-08	6,415,118	2,651,405	(29,643,796)	(20,577,273)	85,265,910	35,078,084	(392,832,028)	(272,488,034)
12-31-07	9,936,569	4,396,124	(13,706,804)	625,889	167,629,988	73,327,354	(229,248,987)	11,708,355
Class S
12-31-08	1,235,200	815,556	(3,898,281)	(1,847,525)	16,801,834	10,691,941	(49,390,955)	(21,897,180)
12-31-07	2,418,198	1,192,855	(2,970,975)	640,078	39,679,152	19,705,972	(49,463,578)	9,921,546

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios’ continued lending of securities. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security;

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
VP Index Plus LargeCap	$11,316,930	$11,324,932
VP Index Plus MidCap	36,870,421	37,056,930
VP Index Plus SmallCap	33,837,508	34,105,517

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio’s Portfolio of Investments.

NOTE 11 — FEDERAL INCOME TAXES AND OTHER TAX MATTERS

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
VP Index Plus LargeCap	$(155,123)	$155,123
VP Index Plus MidCap	(751,824)	751,824
VP Index Plus SmallCap	(429,972)	429,972

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
VP Index Plus LargeCap	$71,475,961	$120,946,041	$31,454,060	$—
VP Index Plus MidCap	23,925,398	128,722,345	36,018,831	80,259,262
VP Index Plus SmallCap	5,433,138	40,336,887	39,157,943	53,875,383

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
VP Index Plus LargeCap	$26,695,514	$(205,097,739)	$(331,965,058)	2016
VP Index Plus MidCap	9,893,675	(229,163,490)	(161,783,607)	2016
VP Index Plus SmallCap	5,073,760	(118,609,455)	(109,110,011)	2016

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 13 — SUBSEQUENT EVENTS

Effective May 1, 2009, the name of each Portfolio will be renamed from “ING VP Index Plus LargeCap Portfolio,” “ING VP Index Plus MidCap Portfolio” and “ING VP Index Plus SmallCap Portfolio” to “ING Index Plus LargeCap Portfolio,” “ING Index Plus MidCap Portfolio” and “ING Index Plus SmallCap Portfolio,” respectively.

NOTE 14 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING agreed with the Portfolios to indemnify and hold harmless the Portfolios from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the U.S. Securities and Exchange Commission in connection with investigations related to mutual funds and variable insurance products. In November, 2007, ING settled its indemnification commitments by making payments to the affected Portfolios. In connection with the settlement, ING paid $22,785 to VP Index Plus LargeCap and $23,412 to VP Index Plus MidCap.

30

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 96.6%
Advertising: 0.9%
449,450	@	Interpublic Group of Cos., Inc.	$1,779,822
235,550		Omnicom Group	6,341,006

			8,120,828

Aerospace/Defense: 2.7%
94,100		General Dynamics Corp.	5,419,219
124,150		Goodrich Corp.	4,596,033
46,550		Lockheed Martin Corp.	3,913,924
157,750		Northrop Grumman Corp.	7,105,060
45,100		Raytheon Co.	2,301,904

			23,336,140

Agriculture: 2.6%
489,250		Altria Group, Inc.	7,368,105
176,782		Archer-Daniels-Midland Co.	5,096,625
95,487		Philip Morris International, Inc.	4,154,639
148,301		Reynolds American, Inc.	5,978,013

			22,597,382

Airlines: 0.4%
357,300		Southwest Airlines Co.	3,079,926

			3,079,926

Apparel: 0.4%
163,900	@	Coach, Inc.	3,404,203

			3,404,203

Banks: 7.7%
411,250		Bank of America Corp.	5,790,400
214,750		Bank of New York Mellon Corp.	6,083,868
172,350		BB&T Corp.	4,732,731
157,062	L	Capital One Financial Corp.	5,008,707
196,100		Citigroup, Inc.	1,315,831
16,776		Goldman Sachs Group, Inc.	1,415,727
176,700	L	Huntington Bancshares, Inc.	1,353,522
318,250		JPMorgan Chase & Co.	10,034,423
57,100	L	M&T Bank Corp.	3,278,111
111,700		Morgan Stanley	1,791,668
62,450		Northern Trust Corp.	3,256,143
111,562		PNC Financial Services Group, Inc.	5,466,538
142,545		State Street Corp.	5,606,295
151,609		US Bancorp.	3,791,741
270,815		Wells Fargo & Co.	7,983,626

			66,909,331

Beverages: 1.1%
89,618		Coca-Cola Co.	4,057,007
118,100		Coca-Cola Enterprises, Inc.	1,420,743
133,450		Pepsi Bottling Group, Inc.	3,003,960
15,307		PepsiCo, Inc.	838,364

			9,320,074

Biotechnology: 2.2%
195,000	@	Amgen, Inc.	11,261,250
90,450	@	Biogen Idec, Inc.	4,308,134
165,367	@	Life Technologies Corp.	3,854,705

			19,424,089

Chemicals: 1.5%
9,000		Monsanto Co.	633,150
134,750		PPG Industries, Inc.	5,717,443

Shares			Value

Chemicals: (continued)
13,117		Rohm & Haas Co.	$810,499
92,300	L	Sherwin-Williams Co.	5,514,925

			12,676,017

Commercial Services: 1.2%
40,700	@	Apollo Group, Inc. - Class A	3,118,434
193,814		H&R Block, Inc.	4,403,454
190,977		RR Donnelley & Sons Co.	2,593,468

			10,115,356

Computers: 7.3%
61,800	@	Affiliated Computer Services, Inc.	2,839,710
111,493	@	Apple, Inc.	9,515,928
82,050	@	Computer Sciences Corp.	2,883,237
295,750	@	Dell, Inc.	3,028,480
308,250	@	EMC Corp.	3,227,378
525,514		Hewlett-Packard Co.	19,070,896
213,950		International Business Machines Corp.	18,006,032
89,264	@	Lexmark International, Inc.	2,401,202
170,400	@	Teradata Corp.	2,527,032

			63,499,895

Cosmetics/Personal Care: 2.0%
286,492		Procter & Gamble Co.	17,710,935

			17,710,935

Distribution/Wholesale: 0.2%
49,900		Genuine Parts Co.	1,889,214

			1,889,214

Diversified Financial Services: 1.7%
189,550		Ameriprise Financial, Inc.	4,427,888
150,303		Charles Schwab Corp.	2,430,400
12,962		CME Group, Inc.	2,697,522
93,774		Discover Financial Services	893,666
48,000		Federated Investors, Inc.	814,080
101,700	@	Nasdaq Stock Market, Inc.	2,513,007
43,614		NYSE Euronext	1,194,151

			14,970,714

Electric: 2.9%
642,400	@	AES Corp.	5,293,376
265,600		CMS Energy Corp.	2,685,216
19,200	S	Constellation Energy Group, Inc.	481,728
155,700		DTE Energy Co.	5,553,819
30,550		Edison International	981,266
49,900		FirstEnergy Corp.	2,424,142
117,800		Pacific Gas & Electric Co.	4,560,038
106,200		Pinnacle West Capital Corp.	3,412,206

			25,391,791

Electronics: 0.6%
173,850	@	Agilent Technologies, Inc.	2,717,276
199,700		Jabil Circuit, Inc.	1,347,975
35,560	@	Waters Corp.	1,303,274

			5,368,525

Engineering & Construction: 0.5%
94,955		Fluor Corp.	4,260,631

			4,260,631

See Accompanying Notes to Financial Statements

31

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Environmental Control: 0.0%
16,560		Republic Services, Inc.	$410,522

			410,522

Food: 2.2%
383,100		ConAgra Foods, Inc.	6,321,150
31,010		JM Smucker Co.	1,344,594
182,500		Safeway, Inc.	4,338,025
491,813		Sara Lee Corp.	4,814,849
135,382		Supervalu, Inc.	1,976,577

			18,795,195

Forest Products & Paper: 0.4%
276,900		International Paper Co.	3,267,420

			3,267,420

Gas: 0.8%
327,702		CenterPoint Energy, Inc.	4,135,599
213,500		NiSource, Inc.	2,342,095

			6,477,694

Hand/Machine Tools: 0.8%
57,504		Black & Decker Corp.	2,404,242
37,500		Snap-On, Inc.	1,476,750
79,600		Stanley Works	2,714,360

			6,595,352

Healthcare - Products: 1.8%
200,600	@	Boston Scientific Corp.	1,552,644
30,300		CR Bard, Inc.	2,553,078
168,150		Johnson & Johnson	10,060,415
40,450	@	St. Jude Medical, Inc.	1,333,232
11,872	@	Varian Medical Systems, Inc.	415,995

			15,915,364

Healthcare - Services: 2.7%
163,950		Aetna, Inc.	4,672,575
142,309		Cigna Corp.	2,397,907
116,100	@	Humana, Inc.	4,328,208
92,808	@	Laboratory Corp. of America Holdings	5,977,763
98,100		UnitedHealth Group, Inc.	2,609,460
76,500	@	WellPoint, Inc.	3,222,945

			23,208,858

Home Builders: 0.2%
70,400	L	KB Home	958,848
74,400		Pulte Homes, Inc.	813,192

			1,772,040

Household Products/Wares: 0.9%
102,100		Avery Dennison Corp.	3,341,733
89,500		Kimberly-Clark Corp.	4,720,230

			8,061,963

Insurance: 3.3%
146,750	L	Aflac, Inc.	6,727,020
113,200		AON Corp.	5,170,976
30,400		Chubb Corp.	1,550,400
168,700		Loews Corp.	4,765,775
6,549		Metlife, Inc.	228,298
81,300		Torchmark Corp.	3,634,110
33,507		Travelers Cos., Inc.	1,514,516
256,360		UnumProvident Corp.	4,768,296

			28,359,391

Shares			Value

Internet: 1.2%
264,507	@, S	eBay, Inc.	$3,692,518
13,700	@	Google, Inc. - Class A	4,214,805
210,000	@	Symantec Corp.	2,839,200

			10,746,523

Iron/Steel: 0.6%
57,350		Nucor Corp.	2,649,570
56,550		United States Steel Corp.	2,103,660

			4,753,230

Machinery - Diversified: 0.8%
50,700		Cummins, Inc.	1,355,211
55,300		Flowserve Corp.	2,847,950
71,400	L	Rockwell Automation, Inc.	2,301,936

			6,505,097

Media: 2.9%
326,524		Comcast Corp. - Class A	5,511,725
183,950	@	DIRECTV Group, Inc.	4,214,295
428,738		News Corp. - Class A	3,897,228
1,108,305		Time Warner, Inc.	11,149,548

			24,772,796

Metal Fabricate/Hardware: 0.7%
97,995		Precision Castparts Corp.	5,828,743

			5,828,743

Mining: 0.1%
18,950		Freeport-McMoRan Copper & Gold, Inc.	463,138

			463,138

Miscellaneous Manufacturing: 3.2%
114,400		Cooper Industries Ltd.	3,343,912
180,200		Dover Corp.	5,932,184
1,006,362		General Electric Co.	16,303,064
57,575		Parker Hannifin Corp.	2,449,241

			28,028,401

Office/Business Equipment: 1.2%
197,600		Pitney Bowes, Inc.	5,034,848
668,600		Xerox Corp.	5,328,742

			10,363,590

Oil & Gas: 12.2%
52,904		Apache Corp.	3,942,935
199,805		Chevron Corp.	14,779,576
270,776		ConocoPhillips	14,026,197
668,800		ExxonMobil Corp.	53,390,304
20,992		Hess Corp.	1,126,011
123,168		Murphy Oil Corp.	5,462,501
202,500	@, @@	Nabors Industries Ltd.	2,423,925
110,800		Noble Corp.	2,447,572
62,918		Sunoco, Inc.	2,734,416
88,262	L	Tesoro Corp.	1,162,411
191,906		Valero Energy Corp.	4,152,846

			105,648,694

See Accompanying Notes to Financial Statements

32

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: 1.4%
101,917		BJ Services Co.	$1,189,371
208,675	@	Cameron International Corp.	4,277,838
189,427	@	National Oilwell Varco, Inc.	4,629,596
95,700		Smith International, Inc.	2,190,573

			12,287,378

Packaging & Containers: 0.7%
96,950		Ball Corp.	4,032,151
70,600	S	Bemis Co.	1,671,808

			5,703,959

Pharmaceuticals: 5.7%
16,298		Abbott Laboratories	869,824
107,400		Bristol-Myers Squibb Co.	2,497,050
227,659		Eli Lilly & Co.	9,167,829
55,350	@	Express Scripts, Inc.	3,043,143
259,650	@	Forest Laboratories, Inc.	6,613,286
118,999	@	King Pharmaceuticals, Inc.	1,263,769
77,091		Merck & Co., Inc.	2,343,566
873,250		Pfizer, Inc.	15,465,258
185,700		Schering-Plough Corp.	3,162,471
100,137	@	Watson Pharmaceuticals, Inc.	2,660,640
60,900		Wyeth	2,284,359

			49,371,195

Pipelines: 0.1%
63,787		Spectra Energy Corp.	1,004,007

			1,004,007

Retail: 6.2%
39,038	@, L	Autozone, Inc.	5,444,630
82,800	@	Big Lots, Inc.	1,199,772
294,000		CVS Caremark Corp.	8,449,560
145,500		Family Dollar Stores, Inc.	3,793,185
38,450	@	GameStop Corp.	832,827
359,950		Gap, Inc.	4,819,731
50,000		Lowe’s Cos., Inc.	1,076,000
111,379		McDonald’s Corp.	6,926,660
91,855		RadioShack Corp.	1,096,749
116,300		Staples, Inc.	2,084,096
313,452		Wal-Mart Stores, Inc.	17,572,119

			53,295,329

Savings & Loans: 0.9%
494,300		Hudson City Bancorp., Inc.	7,889,028

			7,889,028

Semiconductors: 0.6%
204,900		Intel Corp.	3,003,834
108,750	@	QLogic Corp.	1,461,600
44,400		Xilinx, Inc.	791,208

			5,256,642

Software: 3.2%
57,000	@	Autodesk, Inc.	1,120,050
243,400	@	Compuware Corp.	1,642,950
168,900		Fidelity National Information Services, Inc.	2,748,003
109,500	@	Fiserv, Inc.	3,982,515
174,900		IMS Health, Inc.	2,651,484

Shares			Value

Software: (continued)
679,575		Microsoft Corp.	$13,210,938
152,626	@	Oracle Corp.	2,706,059

			28,061,999

Telecommunications: 5.2%
544,856		AT&T, Inc.	15,528,396
735,992	@	Cisco Systems, Inc.	11,996,670
41,650	S	Corning, Inc.	396,925
39,450		Embarq Corp.	1,418,622
100,382		Harris Corp.	3,819,535
123,950	@	JDS Uniphase Corp.	452,418
251,016		Verizon Communications, Inc.	8,509,442
313,804		Windstream Corp.	2,886,997

			45,009,005

Toys/Games/Hobbies: 0.4%
128,200		Hasbro, Inc.	3,739,594

			3,739,594

Transportation: 0.3%
59,250		Ryder System, Inc.	2,297,715

			2,297,715

		Total Common Stock (Cost $1,000,469,936)	835,964,913

REAL ESTATE INVESTMENT TRUSTS: 1.3%
Apartments: 0.3%
45,672		Apartment Investment & Management Co.	527,512
80,335		Equity Residential	2,395,590

			2,923,102

Health Care: 0.6%
198,617		HCP, Inc.	5,515,594

			5,515,594

Hotels: 0.2%
260,600		Host Hotels & Resorts, Inc.	1,972,742

			1,972,742

Storage: 0.2%
17,300		Public Storage, Inc.	1,375,350

			1,375,350

		Total Real Estate Investment Trusts (Cost $11,926,496)	11,786,788

		Total Long-Term Investments (Cost $1,012,396,432)	847,751,701

SHORT-TERM INVESTMENTS: 3.3%
Affiliated Mutual Fund: 1.4%
12,508,000	S	ING Institutional Prime Money Market Fund - Class I	12,508,000

		Total Mutual Fund (Cost $12,508,000)	12,508,000

See Accompanying Notes to Financial Statements

33

ING VP INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value

Repurchase Agreement: 0.6%
$4,966,000	S	Morgan Stanley Repurchase Agreement dated 12/31/08, 0.030%, due 01/02/09, $4,966,008 to be received upon repurchase (Collateralized by $8,770,000 Resolution Funding Corporation, Discount Note, Market Value $5,067,306, due 01/15/21)		$4,966,000

		Total Repurchase Agreement (Cost $4,966,000)		4,966,000

Securities Lending Collateralcc: 1.3%
11,324,932		Bank of New York Mellon Corp. Institutional Cash Reserves		11,003,171

		Total Securities Lending Collateral (Cost $11,324,932)		11,003,171

		Total Short-Term Investments (Cost $28,798,932)		28,477,171

		Total Investments in Securities (Cost $1,041,195,364)*	101.2%	$876,228,872
		Other Assets and Liabilities - Net	(1.2)	(10,550,577)

		Net Assets	100.0%	$865,678,295

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
*	Cost for federal income tax purposes is $1,081,326,611.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$19,177,348
Gross Unrealized Depreciation	(224,275,087)

Net Unrealized Depreciation	$(205,097,739)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$860,259,701	$275,957
Level 2 — Other Significant Observable Inputs	15,969,171	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$876,228,872	$275,957

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING VP Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500® Index	90	03/19/09	$275,957

			$275,957

See Accompanying Notes to Financial Statements

34

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 91.5%
Advertising: 0.0%
46,200		Harte-Hanks, Inc.	$288,288

			288,288

Aerospace/Defense: 0.5%
27,600	@, L	Alliant Techsystems, Inc.	2,366,976
83,310	@	BE Aerospace, Inc.	640,654

			3,007,630

Airlines: 0.1%
17,000	@	Alaska Air Group, Inc.	497,250

			497,250

Apparel: 0.5%
51,610	@	Hanesbrands, Inc.	658,028
88,200	@	Timberland Co.	1,018,710
57,660	@	Warnaco Group, Inc.	1,131,866

			2,808,604

Auto Parts & Equipment: 0.3%
84,570		BorgWarner, Inc.	1,841,089

			1,841,089

Banks: 5.2%
179,400	L	Associated Banc-Corp.	3,754,842
62,650	L	Bancorpsouth, Inc.	1,463,504
92,150		Bank of Hawaii Corp.	4,162,416
43,047	L	Cathay General Bancorp.	1,022,366
26,200		City National Corp.	1,275,940
60,142		Commerce Bancshares, Inc.	2,643,241
90,200		Cullen/Frost Bankers, Inc.	4,571,336
78,650		FirstMerit Corp.	1,619,404
76,500	L	Fulton Financial Corp.	735,930
68,250	@	SVB Financial Group	1,790,198
112,000		Valley National Bancorp.	2,268,000
18,700		Westamerica Bancorp.	956,505
149,200	L	Wilmington Trust Corp.	3,318,208

			29,581,890

Beverages: 0.4%
50,460	@, L	Hansen Natural Corp.	1,691,924
40,448		PepsiAmericas, Inc.	823,521

			2,515,445

Biotechnology: 0.9%
15,600	@	Bio-Rad Laboratories, Inc.	1,174,836
15,450	@	Charles River Laboratories International, Inc.	404,790
8,850	@, L	United Therapeutics Corp.	553,568
96,250	@	Vertex Pharmaceuticals, Inc.	2,924,075

			5,057,269

Building Materials: 0.1%
6,600	L	Martin Marietta Materials, Inc.	640,727

			640,727

Chemicals: 3.6%
116,330		Airgas, Inc.	4,535,707
12,258		Albemarle Corp.	273,353
53,200		Ashland, Inc.	559,132
79,850		Cytec Industries, Inc.	1,694,417
16,900		FMC Corp.	755,937
102,939		Lubrizol Corp.	3,745,950
76,790		Minerals Technologies, Inc.	3,140,711

Shares			Value

Chemicals: (continued)
84,670		Terra Industries, Inc.	$1,411,449
240,700		Valspar Corp.	4,354,263

			20,470,919

Coal: 0.5%
154,850		Arch Coal, Inc.	2,522,507
51,900	@	Patriot Coal Corp.	324,375

			2,846,882

Commercial Services: 7.6%
87,663	@	Alliance Data Systems Corp.	4,078,959
34,750	@	Brink's Home Security Holdings, Inc.	761,720
94,090	@	Career Education Corp.	1,687,975
18,800		Corporate Executive Board Co.	414,728
43,690		DeVry, Inc.	2,508,243
38,300	@	FTI Consulting, Inc.	1,711,244
53,750	@	Gartner, Inc.	958,363
39,080		Global Payments, Inc.	1,281,433
36,158	@	ITT Educational Services, Inc.	3,434,287
63,600		Kelly Services, Inc.	827,436
97,250	@, L	Korn/Ferry International	1,110,595
67,800		Lender Processing Services, Inc.	1,996,710
117,806		Manpower, Inc.	4,004,226
189,252	@	MPS Group, Inc.	1,425,068
70,600	@, L	Navigant Consulting, Inc.	1,120,422
166,500		Pharmaceutical Product Development, Inc.	4,830,165
65,350	@	Quanta Services, Inc.	1,293,930
158,400	@	Rent-A-Center, Inc.	2,795,760
147,400	@	SAIC, Inc.	2,871,352
9,700		Strayer Education, Inc.	2,079,777
249,252	@	United Rentals, Inc.	2,273,178

			43,465,571

Computers: 2.4%
391,650	@	Cadence Design Systems, Inc.	1,433,439
33,850		Diebold, Inc.	950,847
114,350		Imation Corp.	1,551,730
73,950	@	Mentor Graphics Corp.	382,322
195,250	@	NCR Corp.	2,760,835
44,578	@	SRA International, Inc.	768,971
157,215	@	Synopsys, Inc.	2,911,622
238,198	@	Western Digital Corp.	2,727,367

			13,487,133

Cosmetics/Personal Care: 0.1%
23,800		Alberto-Culver Co.	583,338

			583,338

Distribution/Wholesale: 1.5%
326,021	@, S	Ingram Micro, Inc.	4,365,421
115,000	@	LKQ Corp.	1,340,900
153,250	@, S	Tech Data Corp.	2,733,980

			8,440,301

Diversified Financial Services: 0.4%
10,050	@	Affiliated Managers Group, Inc.	421,296
118,731		Raymond James Financial, Inc.	2,033,862

			2,455,158

Electric: 4.3%
78,900		Alliant Energy Corp.	2,302,302
108,600		DPL, Inc.	2,480,424
160,450		Hawaiian Electric Industries	3,552,363

See Accompanying Notes to Financial Statements

35

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Electric: (continued)
67,243		MDU Resources Group, Inc.	$1,451,104
198,128		Northeast Utilities	4,766,960
124,400		NSTAR	4,539,356
63,400		NV Energy, Inc.	627,026
76,019		OGE Energy Corp.	1,959,770
102,102		Puget Energy, Inc.	2,784,322

			24,463,627

Electrical Components & Equipment: 1.9%
89,242		Ametek, Inc.	2,696,001
81,300	@	Energizer Holdings, Inc.	4,401,582
118,800		Hubbell, Inc.	3,882,384

			10,979,967

Electronics: 2.0%
213,950	@	Arrow Electronics, Inc.	4,030,818
138,637	@	Avnet, Inc.	2,524,580
80,207	@	Thomas & Betts Corp.	1,926,572
35,850	@	Trimble Navigation Ltd.	774,719
268,300	@	Vishay Intertechnology, Inc.	917,586
44,100		Woodward Governor Co.	1,015,182

			11,189,457

Engineering & Construction: 1.8%
86,600	@	Dycom Industries, Inc.	711,852
61,130		Granite Construction, Inc.	2,685,441
150,990		KBR, Inc.	2,295,048
108,700	@	Shaw Group, Inc.	2,225,089
64,770	@	URS Corp.	2,640,673

			10,558,103

Entertainment: 0.3%
9,850		International Speedway Corp.	282,991
75,215	@, L	Scientific Games Corp.	1,319,271

			1,602,262

Environmental Control: 0.6%
16,500	@	Clean Harbors, Inc.	1,046,760
74,400	@	Waste Connections, Inc.	2,348,808

			3,395,568

Food: 1.6%
75,000		Corn Products International, Inc.	2,163,750
27,434	L	Hormel Foods Corp.	852,649
35,750	@	Ralcorp Holdings, Inc.	2,087,800
126,915		Ruddick Corp.	3,509,200
29,450	@, L	Smithfield Foods, Inc.	414,362

			9,027,761

Gas: 2.4%
25,800		AGL Resources, Inc.	808,830
76,200		National Fuel Gas Co.	2,387,346
98,900		Southern Union Co.	1,289,656
161,866		UGI Corp.	3,952,768
142,000		Vectren Corp.	3,551,420
60,300		WGL Holdings, Inc.	1,971,207

			13,961,227

Hand/Machine Tools: 0.6%
71,070		Lincoln Electric Holdings, Inc.	3,619,595

			3,619,595

Shares			Value

Healthcare - Products: 3.5%
199,860	@	Affymetrix, Inc.	$597,581
4,900		Beckman Coulter, Inc.	215,306
5,589	@	Edwards Lifesciences Corp.	307,116
87,566	@	Gen-Probe, Inc.	3,751,327
100,327	@	Henry Schein, Inc.	3,680,998
153,900	L	Hill-Rom Holdings, Inc.	2,533,194
160,306	@, L	Hologic, Inc.	2,095,199
61,010	@, L	Kinetic Concepts, Inc.	1,170,172
38,800	@	Masimo Corp.	1,157,404
74,000		Steris Corp.	1,767,860
30,508		Techne Corp.	1,968,376
16,000	@, L	Thoratec Corp.	519,840

			19,764,373

Healthcare - Services: 1.4%
20,800	@	Community Health Systems, Inc.	303,264
10,150	@	Covance, Inc.	467,205
280,300	@	Health Management Associates, Inc.	501,737
94,450	@	Health Net, Inc.	1,028,561
60,700	@	LifePoint Hospitals, Inc.	1,386,388
118,585	@	Lincare Holdings, Inc.	3,193,494
14,400		Universal Health Services, Inc.	541,008
35,920	@	WellCare Health Plans, Inc.	461,931

			7,883,588

Home Builders: 1.8%
82,190	@, L	Hovnanian Enterprises, Inc.	141,367
60,190		MDC Holdings, Inc.	1,823,757
7,530	@	NVR, Inc.	3,435,563
47,150		Ryland Group, Inc.	833,141
20,800	L	Thor Industries, Inc.	274,144
177,940	@	Toll Brothers, Inc.	3,813,254

			10,321,226

Home Furnishings: 0.0%
137,000	L	Furniture Brands International, Inc.	302,770

			302,770

Household Products/Wares: 0.4%
18,600		Church & Dwight Co., Inc.	1,043,832
53,587		Tupperware Corp.	1,216,425

			2,260,257

Insurance: 8.0%
150,936		American Financial Group, Inc.	3,453,416
169,456		Arthur J. Gallagher & Co.	4,390,605
108,019		Brown & Brown, Inc.	2,257,597
82,229	@@	Everest Re Group Ltd.	6,260,916
99,900		Fidelity National Title Group, Inc.	1,773,225
87,350		First American Corp.	2,523,542
37,555		Hanover Insurance Group, Inc.	1,613,738
181,316		HCC Insurance Holdings, Inc.	4,850,203
158,590		Horace Mann Educators Corp.	1,457,442
47,600		Old Republic International Corp.	567,392
197,587		Protective Life Corp.	2,835,373
117,400		Reinsurance Group of America, Inc.	5,027,068
92,614		Stancorp Financial Group, Inc.	3,868,487
121,137	L	Unitrin, Inc.	1,930,924
88,553		WR Berkley Corp.	2,745,143

			45,555,071

See Accompanying Notes to Financial Statements

36

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Internet: 1.9%
112,950	@	Avocent Corp.	$2,022,935
60,550	@	Digital River, Inc.	1,501,640
16,550	@	F5 Networks, Inc.	378,333
40,200	@, L	NetFlix, Inc.	1,201,578
61,850	@, L	Priceline.com, Inc.	4,555,253
184,100	@	Valueclick, Inc.	1,259,244

			10,918,983

Investment Companies: 0.5%
326,530	L	Apollo Investment Corp.	3,039,994

			3,039,994

Iron/Steel: 0.9%
52,300		Carpenter Technology Corp.	1,074,242
101,600		Cliffs Natural Resources, Inc.	2,601,976
37,900		Reliance Steel & Aluminum Co.	755,726
84,076		Steel Dynamics, Inc.	939,970

			5,371,914

Machinery - Construction & Mining: 1.2%
85,800	L	Bucyrus International, Inc.	1,589,016
173,130		Joy Global, Inc.	3,962,946
79,650	@	Terex Corp.	1,379,538

			6,931,500

Machinery - Diversified: 2.6%
134,000	@	AGCO Corp.	3,161,060
15,650		Graco, Inc.	371,375
155,580		IDEX Corp.	3,757,257
83,820		Roper Industries, Inc.	3,638,626
85,900		Wabtec Corp.	3,414,525
19,340	@	Zebra Technologies Corp.	391,828

			14,734,671

Media: 0.2%
84,850		Scholastic Corp.	1,152,263

			1,152,263

Metal Fabricate/Hardware: 0.1%
25,300		Commercial Metals Co.	300,311
47,390	L	Worthington Industries	522,238

			822,549

Miscellaneous Manufacturing: 3.0%
72,497		Aptargroup, Inc.	2,554,794
84,350		Brink’s Co.	2,267,328
12,700		Carlisle Cos., Inc.	262,890
124,194		Crane Co.	2,141,105
26,650		Donaldson Co., Inc.	896,773
192,000		Federal Signal Corp.	1,576,320
80,320		Matthews International Corp. - Class A	2,946,138
78,798		Pentair, Inc.	1,865,149
60,890		SPX Corp.	2,469,090

			16,979,587

Office Furnishings: 0.6%
119,082		Herman Miller, Inc.	1,551,638
111,537	L	HNI, Corp.	1,766,746

			3,318,384

Shares			Value

Oil & Gas: 3.5%
50,300		Cimarex Energy Co.	$1,347,034
14,600	@	Comstock Resources, Inc.	689,850
120,780	@	Denbury Resources, Inc.	1,318,918
113,700	@	Encore Acquisition Co.	2,901,624
72,550	@	Forest Oil Corp.	1,196,350
64,570		Frontier Oil Corp.	815,519
77,712		Helmerich & Payne, Inc.	1,767,948
73,500	@	Mariner Energy, Inc.	749,700
78,840	@	Newfield Exploration Co.	1,557,090
159,605	@	Plains Exploration & Production Co.	3,709,220
77,600	@	Pride International, Inc.	1,240,048
316,390	@, L	Quicksilver Resources, Inc.	1,762,292
37,580	@	Unit Corp.	1,004,138

			20,059,731

Oil & Gas Services: 1.0%
59,450	@	FMC Technologies, Inc.	1,416,694
142,250	@	Helix Energy Solutions Group, Inc.	1,029,890
44,700	@	Oceaneering International, Inc.	1,302,558
117,570	@	Superior Energy Services	1,872,890

			5,622,032

Packaging & Containers: 0.9%
24,450		Greif, Inc. - Class A	817,364
180,348		Sonoco Products Co.	4,176,860

			4,994,224

Pharmaceuticals: 3.6%
224,040	@, L	Endo Pharmaceuticals Holdings, Inc.	5,798,134
146,100		Medicis Pharmaceutical Corp.	2,030,790
16,890	@	NBTY, Inc.	264,329
134,200		Omnicare, Inc.	3,725,392
98,650		Perrigo Co.	3,187,382
140,410	@	Sepracor, Inc.	1,541,702
98,400	@, L	Valeant Pharmaceuticals International	2,253,360
80,165	@	VCA Antech, Inc.	1,593,680

			20,394,769

Pipelines: 0.4%
85,280		Oneok, Inc.	2,483,354

			2,483,354

Real Estate: 0.1%
26,280		Jones Lang LaSalle, Inc.	727,956

			727,956

Retail: 6.8%
98,200		Advance Auto Parts, Inc.	3,304,430
98,225	@	Aeropostale, Inc.	1,581,423
103,740	@	BJ’s Wholesale Club, Inc.	3,554,132
72,000	@, L	Cheesecake Factory	727,200
19,260	@, L	Chipotle Mexican Grill, Inc.	1,193,735
113,000	@	Collective Brands, Inc.	1,324,360
13,430	@	Copart, Inc.	365,162
130,992	@, L	Dollar Tree, Inc.	5,475,466
197,200		Foot Locker, Inc.	1,447,448
65,190		Guess ?, Inc.	1,000,667
91,100		MSC Industrial Direct Co.	3,355,213
15,400	@	O’Reilly Automotive, Inc.	473,396
179,000		Petsmart, Inc.	3,302,550

See Accompanying Notes to Financial Statements

37

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Retail: (continued)
98,320		Phillips-Van Heusen	$1,979,182
144,290		Regis Corp.	2,096,534
166,058		Ross Stores, Inc.	4,936,904
173,490	@	Urban Outfitters, Inc.	2,598,880

			38,716,682

Savings & Loans: 1.5%
199,920		Astoria Financial Corp.	3,294,682
31,624		First Niagara Financial Group, Inc.	511,360
411,100		New York Community Bancorp., Inc.	4,916,756

			8,722,798

Semiconductors: 1.1%
37,000	@, L	Cree, Inc.	587,190
195,500	@	Integrated Device Technology, Inc.	1,096,755
167,793	@	Lam Research Corp.	3,570,635
45,800	@	Silicon Laboratories, Inc.	1,134,924

			6,389,504

Software: 3.3%
95,700	@, L	ACI Worldwide, Inc.	1,521,630
90,150		Acxiom Corp.	731,117
57,200	@	Ansys, Inc.	1,595,308
149,700		Broadridge Financial Solutions ADR	1,877,238
62,950	@, L	Cerner Corp.	2,420,428
115,400		Fair Isaac Corp.	1,945,644
16,800	@, L	Mantech International Corp.	910,392
47,100	@	Metavante Technologies, inc.	758,781
132,100	@	Parametric Technology Corp.	1,671,065
126,300		SEI Investments Co.	1,984,173
130,865	@	Sybase, Inc.	3,241,526

			18,657,302

Telecommunications: 1.8%
321,869	@	3Com Corp.	733,861
167,928	@	CommScope, Inc.	2,609,601
146,730	@	NeuStar, Inc.	2,806,945
61,320		Plantronics, Inc.	809,424
110,300		Telephone & Data Systems, Inc.	3,502,025

			10,461,856

Textiles: 0.1%
7,872	@	Mohawk Industries, Inc.	338,260

			338,260

Toys/Games/Hobbies: 0.3%
61,100	@	Marvel Entertainment, Inc.	1,878,825

			1,878,825

Transportation: 1.3%
110,700		Alexander & Baldwin, Inc.	2,774,142
30,200		Overseas Shipholding Group	1,271,722
23,580		Tidewater, Inc.	949,567
115,550		Werner Enterprises, Inc.	2,003,637
93,200	@, L	YRC Worldwide, Inc.	267,484

			7,266,552

Water: 0.1%
16,600		Aqua America, Inc.	341,794

			341,794

		Total Common Stock (Cost $719,291,096)	523,197,830

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 5.5%
Apartments: 0.6%
8,100		BRE Properties, Inc.	$226,638
33,700		Camden Property Trust	1,056,158
20,250		Essex Property Trust, Inc.	1,554,188
28,900		UDR, Inc.	398,531

			3,235,515

Diversified: 0.4%
25,500	S	Duke Realty Corp.	279,480
81,100		Liberty Property Trust	1,851,513

			2,130,993

Health Care: 1.1%
78,550		Health Care Real Estate Investment Trust, Inc.	3,314,810
68,900	L	Nationwide Health Properties, Inc.	1,978,808
67,400		Omega Healthcare Investors, Inc.	1,076,378

			6,369,996

Hotels: 0.5%
174,680	L	Hospitality Properties Trust	2,597,492

			2,597,492

Office Property: 1.0%
16,900		Alexandria Real Estate Equities, Inc.	1,019,746
40,750	L	Highwoods Properties, Inc.	1,114,920
101,650		Mack-Cali Realty Corp.	2,490,425
46,600		SL Green Realty Corp.	1,206,940

			5,832,031

Paper & Related Products: 0.1%
23,200		Rayonier, Inc.	727,320

			727,320

Regional Malls: 0.4%
141,010	L	Macerich Co.	2,560,742

			2,560,742

Shopping Centers: 0.9%
28,800		Federal Realty Investment Trust	1,787,904
24,000		Regency Centers Corp.	1,120,800
118,000	L	Weingarten Realty Investors	2,441,420

			5,350,124

Single Tenant: 0.1%
18,300		Realty Income Corp.	423,645

			423,645

Warehouse/Industrial: 0.4%
94,670		AMB Property Corp.	2,217,171

			2,217,171

		Total Real Estate Investment Trusts (Cost $48,015,088)	31,445,029

		Total Long-Term Investments (Cost $767,306,184)	554,642,859

SHORT-TERM INVESTMENTS: 8.3%
Affiliated Mutual Fund: 1.3%
7,304,000	S	ING Institutional Prime Money Market Fund - Class I	7,304,000

		Total Mutual Fund (Cost $7,304,000)	7,304,000

See Accompanying Notes to Financial Statements

38

ING VP INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount				Value

Repurchase Agreement: 0.7%
$3,787,000	S	Goldman Sachs Repurchase Agreement dated 12/31/08, 0.010%, due 01/02/09, $3,787,002 to be received upon repurchase (Collateralized by $2,428,700 U.S. Treasury, 8.875%, Market Value plus accrued interest $3,862,778, due 02/15/19)		$3,787,000

		Total Repurchase Agreement (Cost $3,787,000)		3,787,000

Securities Lending Collateralcc: 6.3%
37,056,930		Bank of New York Mellon Corp. Institutional Cash Reserves		36,237,748

		Total Securities Lending Collateral (Cost $37,056,930)		36,237,748

		Total Short-Term Investments (Cost $48,147,930)		47,328,748

		Total Investments in Securities (Cost $815,454,114)*	105.3%	$601,971,607
		Other Assets and Liabilities -Net	(5.3)	(30,160,941)

		Net Assets	100.0%	$571,810,666

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
*	Cost for federal income tax purposes is $831,135,097.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$16,229,610
Gross Unrealized Depreciation	(245,393,100)

Net Unrealized Depreciation	$(229,163,490)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$561,946,859	$727,152
Level 2 — Other Significant Observable Inputs	40,024,748	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$601,971,607	$727,152

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING VP Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P MidCap 400 Index	65	03/19/09	$727,152

			$727,152

See Accompanying Notes to Financial Statements

39

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

COMMON STOCK: 93.3%
Advertising: 0.0%
12,118	@	inVentiv Health, Inc.	$139,842

			139,842

Aerospace/Defense: 2.3%
45,300	@, L	AAR Corp.	833,973
39,263		Cubic Corp.	1,067,954
16,900		Curtiss-Wright Corp.	564,291
41,350	@	Esterline Technologies Corp.	1,566,752
13,050	@	Moog, Inc.	477,239
42,800	@	Orbital Sciences Corp.	835,884
30,590	@	Teledyne Technologies, Inc.	1,362,785
4,800	L	Triumph Group, Inc.	203,808

			6,912,686

Agriculture: 0.1%
87,300	@	Alliance One International, Inc.	256,662

			256,662

Airlines: 0.6%
103,089		Skywest, Inc.	1,917,455

			1,917,455

Apparel: 1.8%
60,716	@	Carter’s, Inc.	1,169,390
10,540	@	Deckers Outdoor Corp.	841,830
60,915	@, L	Iconix Brand Group, Inc.	595,749
20,300		K-Swiss, Inc.	231,420
16,340	@	Skechers USA, Inc.	209,479
32,100	@, L	True Religion Apparel, Inc.	399,324
27,000	@, L	Volcom, Inc.	294,300
76,868		Wolverine World Wide, Inc.	1,617,303

			5,358,795

Auto Parts & Equipment: 0.1%
34,920		Superior Industries International	367,358

			367,358

Banks: 9.2%
126,960		Bank Mutual Corp.	1,465,118
108,950	L	Cascade Bancorp.	735,413
38,455		Central Pacific Financial Corp.	386,088
15,300		Columbia Banking System, Inc.	182,529
29,870		Community Bank System, Inc.	728,529
8,873	L	East-West Bancorp., Inc.	141,702
64,500	@@, L	First Bancorp. Puerto Rico	718,530
34,350	L	First Financial Bankshares, Inc.	1,896,464
90,334		First Midwest Bancorp., Inc.	1,803,970
54,621	L	Frontier Financial Corp.	238,148
101,480		Glacier Bancorp., Inc.	1,930,150
32,800		Hancock Holding Co.	1,491,088
177,588	L	Hanmi Financial Corp.	365,831
94,820		Nara Bancorp., Inc.	932,081
85,370	L	National Penn Bancshares, Inc.	1,238,719
8,700		Old National Bancorp.	157,992
66,540		Prosperity Bancshares, Inc.	1,968,919
16,300		S&T Bancorp, Inc.	578,650
20,010	@	Signature Bank	574,087
31,910	L	Sterling Bancorp.	447,697
168,800		Sterling Bancshares, Inc.	1,026,304
42,220	L	Susquehanna Bancshares, Inc.	671,720
8,178	L	Tompkins Financial Corp.	473,915
94,070		Trustco Bank Corp.	894,606

Shares			Value

Banks: (continued)
77,959		UCBH Holdings, Inc.	$536,358
34,770		UMB Financial Corp.	1,708,598
9,800		Umpqua Holdings Corp.	141,806
10,100	L	United Bankshares, Inc.	335,522
15,939	L	United Community Banks, Inc.	216,452
112,995		Whitney Holding Corp.	1,806,790
40,400		Wilshire Bancorp., Inc.	366,832
56,340		Wintrust Financial Corp.	1,158,914

			27,319,522

Beverages: 0.3%
15,600	@, L	Green Mountain Coffee Roasters, Inc.	603,720
8,200	@	Peet’s Coffee & Tea, Inc.	190,650

			794,370

Biotechnology: 1.1%
52,950	@	Cubist Pharmaceuticals, Inc.	1,279,272
17,920	@	Enzo Biochem, Inc.	87,629
31,850	@, L	Martek Biosciences Corp.	965,374
56,140	@	Regeneron Pharmaceuticals, Inc.	1,030,730

			3,363,005

Building Materials: 1.7%
35,610		Apogee Enterprises, Inc.	368,920
38,600		Eagle Materials, Inc.	710,626
84,049		Gibraltar Industries, Inc.	1,003,545
52,972		Lennox International, Inc.	1,710,466
51,090	@	NCI Building Systems, Inc.	832,767
5,100		Simpson Manufacturing Co., Inc.	141,576
10,280	L	Texas Industries, Inc.	354,660

			5,122,560

Chemicals: 1.9%
3,638		Arch Chemicals, Inc.	94,843
10,200		Balchem Corp.	254,082
81,366		HB Fuller Co.	1,310,806
20,930		NewMarket Corp.	730,666
41,530	@	OM Group, Inc.	876,698
30,295		Quaker Chemical Corp.	498,353
74,970		Schulman A, Inc.	1,274,490
3,400		Stepan Co.	159,766
18,130	L	Zep, Inc.	350,090

			5,549,794

Commercial Services: 5.5%
70,740		Aaron Rents, Inc.	1,883,099
7,210		Administaff, Inc.	156,313
28,630	@	AMN Healthcare Services, Inc.	242,210
40,530		Arbitron, Inc.	538,238
12,600	@	Capella Education Co.	740,376
17,134		Chemed Corp.	681,419
32,493	@	Consolidated Graphics, Inc.	735,642
82,490	@	Cross Country Healthcare, Inc.	725,087
13,100	@	Forrester Research, Inc.	369,551
45,100	@	Geo Group, Inc.	813,153
50,300	L	Heartland Payment Systems, Inc.	880,250
30,442		Heidrick & Struggles International, Inc.	655,721
51,710		Hillenbrand, Inc.	862,523
7,951	@	Kendle International, Inc.	204,500
7,200		Landauer, Inc.	527,760
32,782	@	Live Nation, Inc.	188,169

See Accompanying Notes to Financial Statements

40

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Commercial Services: (continued)
93,050	@	On Assignment, Inc.	$527,594
9,840	@	Parexel International Corp.	95,546
15,466	@, L	Pre-Paid Legal Services, Inc.	576,727
36,700	@	Ticketmaster	235,614
48,930	@, S	TrueBlue, Inc.	468,260
25,000	@	Universal Technical Institute, Inc.	429,250
32,800		Viad Corp.	811,472
25,655	@, L	Volt Information Sciences, Inc.	185,486
58,196		Watson Wyatt Worldwide, Inc.	2,782,933

			16,316,893

Computers: 2.7%
44,921	@	CACI International, Inc.	2,025,488
102,094	@	Ciber, Inc.	491,072
80,850	@, L	Hutchinson Technology, Inc.	281,358
72,180	@	Insight Enterprises, Inc.	498,042
57,200	@	Manhattan Associates, Inc.	904,332
122,328	@	Micros Systems, Inc.	1,996,393
25,820		MTS Systems Corp.	687,845
103,270	@	Radisys Corp.	571,083
10,950	@	SYKES Enterprises, Inc.	209,364
30,245	@, L	Synaptics, Inc.	500,857

			8,165,834

Cosmetics/Personal Care: 0.4%
18,460	@, L	Chattem, Inc.	1,320,444

			1,320,444

Distribution/Wholesale: 2.5%
99,350	@	Brightpoint, Inc.	432,173
36,520	@, L	Fossil, Inc.	609,884
58,870		Owens & Minor, Inc.	2,216,456
36,900	L	Pool Corp.	663,093
38,030	@	Scansource, Inc.	732,838
47,210	@	School Specialty, Inc.	902,655
28,360	@	United Stationers, Inc.	949,776
23,830	L	Watsco, Inc.	915,072

			7,421,947

Diversified Financial Services: 2.2%
28,040		Financial Federal Corp.	652,491
9,450	L	Greenhill & Co., Inc.	659,327
74,901	@	Investment Technology Group, Inc.	1,701,751
48,905	@	LaBranche & Co., Inc.	234,255
146,800	L	National Financial Partners Corp.	446,272
40,240		OptionsXpress Holdings, Inc.	537,606
11,380	@, L	Portfolio Recovery Associates, Inc.	385,099
12,250	@	Stifel Financial Corp.	561,663
27,555		SWS Group, Inc.	522,167
47,545	@	TradeStation Group, Inc.	306,665
20,773	@	World Acceptance, Corp.	410,474

			6,417,770

Electric: 1.7%
56,180		Avista Corp.	1,088,768
16,100		Central Vermont Public Service Corp.	384,146
9,500		CH Energy Group, Inc.	488,205
54,200		Cleco Corp.	1,237,386
46,640	@	El Paso Electric Co.	843,718
9,600		UIL Holdings Corp.	288,288
26,321		Unisource Energy Corp.	772,785

			5,103,296

Shares			Value

Electrical Components & Equipment: 0.2%
28,110		Belden CDT, Inc.	$586,937

			586,937

Electronics: 4.3%
3,610	L	Analogic Corp.	98,481
2,200	@	Axsys Technologies, Inc.	120,692
127,430	@	Benchmark Electronics, Inc.	1,627,281
81,580		Brady Corp.	1,953,841
49,850	@	Checkpoint Systems, Inc.	490,524
69,728		CTS Corp.	384,201
8,317	@	Cymer, Inc.	182,225
20,300	L	Daktronics, Inc.	190,008
33,161	@, L	Dionex Corp.	1,487,271
8,200	@	II-VI, Inc.	156,538
21,898	@, L	Itron, Inc.	1,395,779
54,190	@	LoJack Corp.	223,263
76,593		Methode Electronics, Inc.	516,237
31,820	@	Plexus Corp.	539,349
46,550	@	Rogers Corp.	1,292,694
66,490		Technitrol, Inc.	231,385
115,625	@	TTM Technologies, Inc.	602,406
49,500		Watts Water Technologies, Inc.	1,236,015

			12,728,190

Engineering & Construction: 0.8%
99,292	@	EMCOR Group, Inc.	2,227,095

			2,227,095

Entertainment: 0.3%
154,020	@	Shuffle Master, Inc.	763,939

			763,939

Environmental Control: 0.5%
44,731	@	Calgon Carbon Corp.	687,068
77,450	@	Darling International, Inc.	425,201
13,100	@	Tetra Tech, Inc.	316,365

			1,428,634

Food: 1.4%
10,596	L	Cal-Maine Foods, Inc.	304,105
21,500		Diamond Foods, Inc.	433,225
33,168	@	Hain Celestial Group, Inc.	633,177
21,500		J&J Snack Foods Corp.	771,420
16,190		Nash Finch Co.	726,769
42,684	@	TreeHouse Foods, Inc.	1,162,712
12,600	@	United Natural Foods, Inc.	224,532

			4,255,940

Forest Products & Paper: 0.1%
81,937	@	Buckeye Technologies, Inc.	298,251
9,000	@	Clearwater Paper Corp.	75,510

			373,761

Gas: 3.4%
119,031		Atmos Energy Corp.	2,821,035
2,900		Laclede Group, Inc.	135,836
35,325		New Jersey Resources Corp.	1,390,039
5,300		Northwest Natural Gas Co.	234,419
60,500	L	Piedmont Natural Gas Co.	1,916,035
41,790		South Jersey Industries, Inc.	1,665,332
73,800		Southwest Gas Corp.	1,861,236

			10,023,932

See Accompanying Notes to Financial Statements

41

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Hand/Machine Tools: 1.0%
52,480		Baldor Electric Co.	$936,768
53,190		Regal-Beloit Corp.	2,020,688

			2,957,456

Healthcare - Products: 3.2%
108,450	@, L	American Medical Systems Holdings, Inc.	974,966
50,930	@, L	Arthrocare Corp.	242,936
10,620		Cooper Cos., Inc.	174,168
50,540	@	Cyberonics	837,448
16,650	@	Haemonetics Corp.	940,725
27,025	@	ICU Medical, Inc.	895,609
62,285	@	Immucor, Inc.	1,655,535
21,700		Invacare Corp.	336,784
44,770	@	Kensey Nash Corp.	868,986
4,460		Mentor Corp.	137,948
8,010		Meridian Bioscience, Inc.	204,015
29,450	@	Merit Medical Systems, Inc.	528,039
69,900	@, L	PSS World Medical, Inc.	1,315,518
4,980	@, L	SurModics, Inc.	125,845
6,860		West Pharmaceutical Services, Inc.	259,102

			9,497,624

Healthcare - Services: 4.0%
19,431	@, L	Amedisys, Inc.	803,278
69,855	@	AMERIGROUP Corp.	2,062,120
11,015	@	Amsurg Corp.	257,090
48,276	@	Centene Corp.	951,520
63,670	@	Healthspring, Inc.	1,271,490
101,260	@	Healthways, Inc.	1,162,465
11,300	@	LHC Group, Inc.	406,800
32,350	@	Magellan Health Services, Inc.	1,266,826
32,680	@	Molina Healthcare, Inc.	575,495
120,000	@	Odyssey HealthCare, Inc.	1,110,000
59,943	@	Pediatrix Medical Group, Inc.	1,900,193
11,560	@	Res-Care, Inc.	173,631

			11,940,908

Home Builders: 0.3%
34,800	L	M/I Homes, Inc.	366,792
39,600	@, L	Meritage Homes Corp.	481,932
74,800	@	Standard-Pacific Corp.	133,144

			981,868

Home Furnishings: 0.1%
26,230	@, L	Universal Electronics, Inc.	425,451

			425,451

Household Products/Wares: 0.1%
54,983	@	Central Garden & Pet Co.	324,400

			324,400

Housewares: 0.6%
55,220		Toro Co.	1,822,260

			1,822,260

Insurance: 3.6%
88,747		Delphi Financial Group	1,636,495
23,800		Infinity Property & Casualty Corp.	1,112,174
37,192	@	ProAssurance Corp.	1,962,994
13,671		RLI Corp.	836,118
38,190		Safety Insurance Group, Inc.	1,453,511
48,298		Selective Insurance Group	1,107,473

Shares			Value

Insurance: (continued)
35,860	L	Tower Group, Inc.	$1,011,611
28,700		United Fire & Casualty Co.	891,709
19,475		Zenith National Insurance Corp.	614,826

			10,626,911

Internet: 2.2%
40,260	@	Blue Coat Systems, Inc.	338,184
11,550	@, L	Blue Nile, Inc.	282,860
22,810	@	Cybersource Corp.	273,492
70,430	@	DealerTrack Holdings, Inc.	837,413
39,700	@	Interwoven, Inc.	500,220
79,530	@	j2 Global Communications, Inc.	1,593,781
30,250	L	Nutri/System, Inc.	441,348
63,640	@	Perficient, Inc.	304,199
64,375	@, L	Stamps.com, Inc.	632,806
101,472		United Online, Inc.	615,935
54,710	@	Websense, Inc.	819,009

			6,639,247

Leisure Time: 1.0%
29,800	@	Interval Leisure Group, Inc.	160,622
57,038	L	Polaris Industries, Inc.	1,634,139
47,410	@, L	WMS Industries, Inc.	1,275,329

			3,070,090

Machinery - Diversified: 1.6%
49,992		Applied Industrial Technologies, Inc.	945,849
51,050		Cognex Corp.	755,540
81,171	@	Gardner Denver, Inc.	1,894,531
43,500	@	Intermec, Inc.	577,680
32,172		Robbins & Myers, Inc.	520,221

			4,693,821

Metal Fabricate/Hardware: 1.0%
15,000	L	CIRCOR International, Inc.	412,500
4,500		Kaydon Corp.	154,575
5,231		Lawson Products	119,528
68,760		Mueller Industries, Inc.	1,724,501
7,140		Valmont Industries, Inc.	438,110

			2,849,214

Mining: 0.2%
16,460		Amcol International Corp.	344,837
15,840	@, L	Century Aluminum Co.	158,400
9,200	@	RTI International Metals, Inc.	131,652

			634,889

Miscellaneous Manufacturing: 3.1%
50,000		Actuant Corp.	951,000
62,675		Acuity Brands, Inc.	2,187,984
36,249		AO Smith Corp.	1,070,070
51,495	@, L	Ceradyne, Inc.	1,045,863
20,940		Clarcor, Inc.	694,789
50,924	@	EnPro Industries, Inc.	1,096,903
98,140	@	Griffon Corp.	915,646
25,850		John Bean Technologies Corp.	211,195
67,480	@	Lydall, Inc.	388,010
19,852		Myers Industries, Inc.	158,816
33,500		Tredegar Corp.	609,030

			9,329,306

See Accompanying Notes to Financial Statements

42

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas: 1.6%
81,770	@	Atwood Oceanics, Inc.	$1,249,446
30,500		Holly Corp.	556,015
15,930		Penn Virginia Corp.	413,861
4,240	@	Petroleum Development Corp.	102,057
51,320	@, L	Petroquest Energy, Inc.	346,923
52,020	@	Pioneer Drilling Co.	289,751
45,080		St. Mary Land & Exploration Co.	915,575
45,190	@, L	Stone Energy Corp.	497,994
30,573	@	Swift Energy Co.	513,932

			4,885,554

Oil & Gas Services: 2.0%
62,240	@	Basic Energy Services, Inc.	811,610
15,660		Gulf Island Fabrication, Inc.	225,661
40,190	@	Hornbeck Offshore Services, Inc.	656,705
83,390	@	ION Geophysical Corp.	286,028
22,973		Lufkin Industries, Inc.	792,569
87,100	@	Oil States International, Inc.	1,627,899
21,534	@	SEACOR Holdings, Inc.	1,435,241

			5,835,713

Packaging & Containers: 0.7%
59,075		Rock-Tenn Co.	2,019,184

			2,019,184

Pharmaceuticals: 1.1%
21,080	@	Catalyst Health Solutions, Inc.	513,298
45,900	@	Par Pharmaceutical Cos., Inc.	615,519
27,250	@	PharMerica Corp.	427,008
70,980	@, L	Salix Pharmaceuticals Ltd.	626,753
93,420	@	Viropharma, Inc.	1,216,328

			3,398,906

Real Estate: 0.1%
30,910	@, L	Forestar Real Estate Group, Inc.	294,263

			294,263

Retail: 8.0%
40,025		Buckle, Inc.	873,346
8,880	@, L	Buffalo Wild Wings, Inc.	227,772
54,000	@, L	Cabela’s, Inc.	314,820
51,288		Casey’s General Stores, Inc.	1,167,828
42,570		Cash America International, Inc.	1,164,290
83,216		Cato Corp.	1,256,562
48,280	@	CEC Entertainment, Inc.	1,170,790
68,320	@	Charlotte Russe Holding, Inc.	443,397
45,100	@	Childrens Place Retail Stores, Inc.	977,768
125,960		Christopher & Banks Corp.	705,376
80,630	@, L	Dress Barn, Inc.	865,966
50,570		Finish Line	283,192
41,620	@, L	First Cash Financial Services, Inc.	793,277
45,000		Fred’s, Inc.	484,200
28,500	@, L	Genesco, Inc.	482,220
45,109	@	Gymboree Corp.	1,176,894
19,830	L	Haverty Furniture Cos., Inc.	185,014
25,750	@, L	Hibbett Sporting Goods, Inc.	404,533
52,250	@	HOT Topic, Inc.	484,358
8,322	@	Jack in the Box, Inc.	183,833
31,220	@, L	Jo-Ann Stores, Inc.	483,598
35,910	@, L	JoS. A Bank Clothiers, Inc.	939,047
11,069	L	Landry’s Restaurants, Inc.	128,400
43,288	@, L	Panera Bread Co.	2,261,365
54,540	@	PetMed Express, Inc.	961,540

Shares			Value

Retail: (continued)
60,490	@, L	PF Chang’s China Bistro, Inc.	$1,266,661
50,576	@	Sonic Corp.	615,510
48,930	@	Tractor Supply Co.	1,768,330
37,990		World Fuel Services Corp.	1,405,630
31,430	@, L	Zumiez, Inc.	234,154

			23,709,671

Savings & Loans: 0.8%
78,380		Anchor Bancorp. Wisconsin, Inc.	216,329
88,830	S	Brookline Bancorp., Inc.	946,040
82,570		Dime Community Bancshares	1,098,181
37,910	@, L	Guaranty Financial Group, Inc.	98,945

			2,359,495

Semiconductors: 3.2%
44,470	@	Cabot Microelectronics Corp.	1,159,333
21,552		Cohu, Inc.	261,857
128,250	@, L	Cypress Semiconductor Corp.	573,278
18,870	@, L	Diodes, Inc.	114,352
124,640	@	DSP Group, Inc.	999,613
12,100	@	Hittite Microwave Corp.	356,466
79,630	@	Microsemi Corp.	1,006,523
74,760	@	MKS Instruments, Inc.	1,105,700
150,180	@, S	Skyworks Solutions, Inc.	831,997
53,750	@	Standard Microsystems Corp.	878,275
6,680	@	Supertex, Inc.	160,387
85,468	@	Triquint Semiconductor, Inc.	294,010
29,500	@	Ultratech, Inc.	352,820
62,660	@	Varian Semiconductor Equipment Associates, Inc.	1,135,399
27,294	@	Veeco Instruments, Inc.	173,044

			9,403,054

Software: 3.4%
12,600	@, L	Avid Technology, Inc.	137,466
20,900		Blackbaud, Inc.	282,150
13,720	@, L	Concur Technologies, Inc.	450,290
12,300	@	CSG Systems International	214,881
23,250	@	Digi International, Inc.	188,558
42,900	@, L	Eclipsys Corp.	608,751
182,750	@, L	Epicor Software Corp.	877,200
97,130	@	Informatica Corp.	1,333,595
54,736	@	JDA Software Group, Inc.	718,684
55,580	@	Omnicell, Inc.	678,632
52,113	@	Phase Forward, Inc.	652,455
31,630	@	Phoenix Technologies Ltd.	110,705
80,419	@	Progress Software Corp.	1,548,870
28,030	@	Smith Micro Software, Inc.	155,847
23,011	@	SPSS, Inc.	620,377
45,850	@, L	SYNNEX Corp.	519,481
75,060	@	Take-Two Interactive Software, Inc.	567,454
26,150	@	Taleo Corp.	204,755
20,123	@	Tyler Technologies, Inc.	241,074

			10,111,225

Storage/Warehousing: 0.2%
30,900	@, S	Mobile Mini, Inc.	445,578

			445,578

Telecommunications: 2.4%
167,650	@	Adaptec, Inc.	553,245
36,600	@, L	Anixter International, Inc.	1,102,392
17,700		Applied Signal Technology, Inc.	317,538

See Accompanying Notes to Financial Statements

43

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Telecommunications: (continued)
116,323	@	Arris Group, Inc.	$924,768
45,740		Black Box Corp.	1,194,729
7,940	@	Comtech Telecommunications	363,811
60,898		Fairpoint Communications, Inc.	199,745
25,000	@	General Communication, Inc.	202,250
125,899	@	Harmonic, Inc.	706,293
57,250	@	Netgear, Inc.	653,223
68,640	@	Novatel Wireless, Inc.	318,490
35,800	@	Tekelec	477,572

			7,014,056

Textiles: 0.6%
55,456		G&K Services, Inc.	1,121,320
25,300		Unifirst Corp.	751,157

			1,872,477

Toys/Games/Hobbies: 0.2%
28,972	@	Jakks Pacific, Inc.	597,692

			597,692

Transportation: 1.9%
40,680	L	Arkansas Best Corp.	1,224,875
40,200		Heartland Express, Inc.	633,552
20,942	@	HUB Group, Inc.	555,591
62,950	@	Kirby Corp.	1,722,312
21,920		Landstar System, Inc.	842,386
25,180	@	Old Dominion Freight Line	716,623

			5,695,339

		Total Common Stock ( Cost $375,328,869 )	277,672,313

REAL ESTATE INVESTMENT TRUSTS: 4.8%
Apartments: 0.5%
19,230	L	Home Properties, Inc.	780,738
13,550		Mid-America Apartment Communities, Inc.	503,518
15,400		Post Properties, Inc.	254,100

			1,538,356

Diversified: 1.0%
91,570		Colonial Properties Trust	762,778
38,260		Entertainment Properties Trust	1,140,148
158,570		Lexington Realty Trust	792,850
3,900		PS Business Parks, Inc.	174,174

			2,869,950

Health Care: 0.5%
47,180	L	Medical Properties Trust, Inc.	297,706
74,080		Senior Housing Properties Trust	1,327,514

			1,625,220

Hotels: 0.5%
173,870		DiamondRock Hospitality Co.	881,521
59,550		LaSalle Hotel Properties	658,028

			1,539,549

Office Property: 0.9%
53,160		BioMed Realty Trust, Inc.	623,035
51,600		Franklin Street Properties Corp.	761,100
16,830		Kilroy Realty Corp.	563,132
38,160		Parkway Properties, Inc.	686,880

			2,634,147

Shares			Value

Regional Malls: 0.2%
72,310	L	Pennsylvania Real Estate Investment Trust	$538,710

			538,710

Shopping Centers: 0.5%
66,550		Cedar Shopping Centers, Inc.	471,174
13,750		Inland Real Estate Corp.	178,475
35,800		Kite Realty Group Trust	199,048
16,750	L	Tanger Factory Outlet Centers, Inc.	630,135

			1,478,832

Single Tenant: 0.2%
40,820	L	National Retail Properties, Inc.	701,696

			701,696

Storage: 0.4%
85,498		Extra Space Storage, Inc.	882,339
4,916		Sovran Self Storage, Inc.	176,976

			1,059,315

Warehouse/Industrial: 0.1%
9,950		EastGroup Properties, Inc.	354,021

			354,021

		Total Real Estate Investment Trusts (Cost $22,018,339)	14,339,796

		Total Long-Term Investments (Cost $397,347,208)	292,012,109

SHORT-TERM INVESTMENTS: 13.6%
Affiliated Mutual Fund: 2.2%
6,613,000	S	ING Institutional Prime Money Market Fund - Class I	6,613,000

		Total Mutual Fund (Cost $6,613,000)	6,613,000

Principal Amount			Value
Securities Lending Collateralcc: 11.4%
$34,105,517	Bank of New York Mellon Corp. Institutional Cash Reserves		$33,694,872

	Total Securities Lending Collateral (Cost $34,105,517)		33,694,872

	Total Short-Term Investments (Cost $40,718,517)		40,307,872

	Total Investments in Securities (Cost $438,065,725)*	111.7%	$332,319,981
	Other Assets and Liabilities - Net	(11.7)	(34,755,838)

	Net Assets	100.0%	$297,564,143

See Accompanying Notes to Financial Statements

44

ING VP INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
*	Cost for federal income tax purposes is $450,929,436.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,056,516
Gross Unrealized Depreciation	(125,665,971)

Net Unrealized Depreciation	$(118,609,455)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio's investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$298,625,109	$360,709
Level 2 — Other Significant Observable Inputs	33,694,872	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$332,319,981	$360,709

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING VP Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2008:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
Russell 2000 Mini	130	03/20/09	$360,709

			$360,709

See Accompanying Notes to Financial Statements

45

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Portfolio Name	Type	Per Share Amount

ING VP Index Plus LargeCap Portfolio
Class I	NII	$0.3045
Class S	NII	$0.2756
All Classes	STCG	$0.2087
All Classes	LTCG	$0.8614

ING VP Index Plus MidCap Portfolio
Class I	NII	$0.2156
Class S	NII	$0.1685
All Classes	STCG	$0.1425
All Classes	LTCG	$1.8782

ING VP Index Plus SmallCap Portfolio
Class I	NII	$0.1224
Class S	NII	$0.0799
All Classes	LTCG	$0.8328

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Index Plus LargeCap Portfolio	66.08%

ING VP Index Plus MidCap Portfolio	64.10%

ING VP Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

46

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Portfolios are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991- Present).	39	Academy of Economics and Finance (February 2002 - Present).

Martin Gavin (*) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2009- Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 – May 2006).	39	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	39	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	39	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - March 2008)	39	None

47

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors/Trustees who are “Interested Persons:”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

Fredric (Rick) A. Nelson III(8) ING Investment Management 230 Park Avenue New york, New york 10169 Age: 52	Director	December 2007 - January 2009	Chief Investment Officer, ING (April 2003 - January 2009).		None.

(*)	Mr. Martin Gavin was appointed to the Board effective January 1, 2009.
(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	Mr. Nelson resigned from the Board as of January 15, 2009.

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present

President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present

Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present

Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

49

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present

Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

50

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2009, followed by specific considerations with respect to each portfolio series covered by this report (each, a “Portfolio”).

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio covered by this report, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio covered by this report are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2009, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2008 and the management fees and expense data described below are as of June 30, 2008.

ING VP Index Plus LargeCap Portfolio

In evaluating the investment performance of ING VP Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the third quintile for the one-year and five-year periods and in the fourth quintile for the year-to-date and three-year periods. The Board noted that in 2008 the Sub-adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus MidCap Portfolio

In evaluating the investment performance of ING VP Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-year and five-year periods but underperformed for the most recent calendar quarter and three-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods and in the second quintile for the one-year period. The Board noted that in 2008 the

54

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Sub-adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING VP Index Plus SmallCap Portfolio

In evaluating the investment performance of ING VP Index Plus SmallCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and year-to-date periods, in the third quintile for the one-year and five-year periods and in the fourth quintile for the three-year period. The Board noted that in 2008 the Sub-adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING VP Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

55

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AIP	(1208-022309)

Annual Report

December 31, 2008

Classes ADV, I and S

ING Variable Products Index Funds

Domestic Equity Index Portfolios

■	ING Russell™ Large Cap Index Portfolio

■	ING Russell™ Mid Cap Index Portfolio

■	ING Russell™ Small Cap Index Portfolio

Fixed-Income Index Portfolio

■	ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio

International/Global Equity index Portfolios

■	ING International Index Portfolio

■	ING Russell™ Global Large Cap Index 85% Portfolio

■	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.70% in the six months ended December 31, 2008 (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.80% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions—hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment—met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage

Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond—2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.90% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.40% for the six months ended December 31, 2008 (down 28.50% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)	The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
(2)	The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(4)	The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.
(5)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(6)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
(7)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
(8)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index(1). The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: Since its inception on March 10, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (27.23)% compared to the Russell Top 200® Index, which returned (29.78)% for the period of March 1, 2008 through December 31, 2008.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

Most sectors had negative returns during the period with financials, information technology, energy and industrials leading the way down.

Current Outlook & Strategy: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank Index of small business confidence, along with sharp declines in industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

While it appears that this recession may be the most severe since that of 1981-82, many of the extreme market movements in October and November reflect de-leveraging by hedge funds and other investors, in our view, rather than an exceptionally pessimistic assessment of the outlook for the global economy.

It is worth remembering that the stock market often retests its lows again before a bear market rally turns into a bull market.

Top Ten Holdings*

as of December 31, 2008

(as a percent of net assets)

ExxonMobil Corp	6.1%
Procter & Gamble Co.	2.7%
General Electric Co.	2.5%
AT&T, Inc.	2.5%
Johnson & Johnson	2.5%
Microsoft Corp.	2.3%
Chevron Corp	2.2%
Wal-Mart Stores, Inc.	1.8%
Pfizer, Inc.	1.7%
JPMorgan Chase & Co.	1.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I

Portfolio holdings are subject to change daily.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ LARGE CAP INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I and S March 10, 2008
Class ADV	(27.42)%
Class I	(27.06)%
Class S	(27.23)%
Russell Top 200® Index(1)	(29.78	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Large Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell Top 300® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

(2)	Since inception performance for the index is shown from March 1, 2008.

5

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Russell™ Mid Cap Index Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index(1). The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: Since its inception on March 10, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (32.90)% compared to the Russell Midcap® Index, which returned (35.91)% for the period of March 1, 2008 through December 31, 2008.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

All sectors posted negative returns for the period. Financials, consumer discretionary, energy and information technology were the worst performers.

Current Outlook & Strategy: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank Index of small business confidence, along with sharp declines in industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

While it appears that this recession may be the most severe since that of 1981-82, many of the extreme market movements in October and November reflect de-leveraging by hedge funds and other investors, in our view, rather than an exceptionally pessimistic assessment of the outlook for the global economy.

It is worth remembering that the stock market often retests its lows again before a bear market rally turns into a bull market.

* Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2008

(as a percent of net assets)

Yum! Brands, Inc.	0.6%
Pacific Gas & Electric Co.	0.6%
American Electric Power Co., Inc.	0.5%
AON Corp.	0.5%
Marsh & McLennan Cos., Inc.	0.5%
Allergan, Inc.	0.5%
HJ Heinz Co.	0.5%
American Tower Corp.	0.5%
Express Scripts, Inc.	0.5%
Northern Trust Corp.	0.5%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ MID CAP INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I and S March 10, 2008
Class ADV	(32.92)%
Class I	(32.74)%
Class S	(32.90)%
Russell Midcap® Index(1)	(35.91	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ MidCap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(2)	Since inception performance for the index is shown from March 1, 2008.

7

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index(1). The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: Since its inception on March 10, 2008 through December 31, 2008, the Portfolio’s Class I shares provided a total return of (21.95)% compared to the Russell 2000® Index, which returned (26.21)% for the period of March 1, 2008 through December 31, 2008.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing all, or substantially all, of its assets in stocks that make up the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

Most sectors posted negative returns for the period with the information technology, consumer discretionary, energy and industrials being the worst performers.

Current Outlook & Strategy: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank Index of small business confidence, along with sharp declines in industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

While it appears that this recession may be the most severe since that of 1981-82, many of the extreme market movements in October and November reflect de-leveraging by hedge funds and other investors, in our view, rather than an exceptionally pessimistic assessment of the outlook for the global economy.

It is worth remembering that the stock market often retests its lows again before a bear market rally turns into a bull market.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2008

(as a percent of net assets)

Ralcorp Holdings, Inc.	0.4%
Myriad Genetics, Inc.	0.4%
Alexion Pharmaceuticals, Inc.	0.4%
Waste Connections, Inc.	0.3%
Realty Income Corp.	0.3%
Piedmont Natural Gas Co.	0.3%
OSI Pharmaceuticals, Inc.	0.3%
Comstock Resources, Inc.	0.3%
ITC Holdings Corp.	0.3%
Westar Energy, Inc.	0.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ SMALL CAP INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I and S March 10, 2008
Class ADV	(22.02)%
Class I	(21.68)%
Class S	(21.95)%
Russell 2000® Index(1)	(26.21	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Small Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	Since inception performance for the index is shown from March 1, 2008.

9

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index*. The Portfolio is managed by Andrew A. Johnson, Managing Director and Tracy L. Gage, Senior Vice President of Lehman Brothers Asset Management LLC — the Sub-Adviser.

Performance: Since its inception on March 7, 2008 through December 31, 2008, the Portfolio’s Class I shares provided a total return of 3.61% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 3.36% for the period of March 1, 2008 through December 31, 2008.

Portfolio Specifics: Based on the events of the last year, it’s clear that we are in the midst of the worst financial crisis since the Great Depression. Against this backdrop, returns on all non-Treasury fixed income obligations (spread sectors) continued to suffer in 2008, as investor risk aversion reached historic levels. In addition, credit spreads moved substantially beyond their prior historical wide levels due to forced selling, a void in the extension of credit, and recessionary fears. The issues related to the economy and financial markets have not been lost on the Federal Reserve Board (the “Fed”), the U.S. Department of the Treasury and other government agencies. Government intervention has been aggressive and we believe is expected to continue until the markets have stabilized. Thus far, policy response has included, among other initiatives, borrower refinancing programs created by the Federal Housing Administration (“FHA”) and the U.S. Department of Housing and Urban Development (“HUD”), broker/dealer lending programs established by the Fed, and securities/loan purchase programs implemented by the Treasury and Federal Deposit Insurance Corporation (“FDIC”). During

the period from March 7, 2008 through December 31, 2008, the Portfolio generated a return that was better than that of its benchmark. These results reflect our passive index strategy, whereby we structure the Portfolio with neutral exposure relative to the benchmark for changes in the level of interest rates, shape of the yield curve, and sector spreads. To the extent that returns differ from the benchmark, this is attributable to issue selection decisions and trading costs associated with rebalancing the portfolio. During the year, the largest contributor to performance was security selection within the corporate bond sector. In particular, the Portfolio’s exposure to large, highly diversified banks and brokerage companies held up relatively well. Examples include JPMorgan Chase & Co., Goldman Sachs and Bank of America Corp. which added value relative to the overall industry performance.

Current Strategy and Outlook: In keeping with the mandate, we continue to manage the Portfolio with neutral exposure relative to the benchmark for changes in the level of interest rates, the shape of the yield curve and changes in sector spreads, while seeking to add value through security selection. Looking ahead to the new year, we firmly believe that the securities in the Portfolio are substantially undervalued and offer exceptional return opportunities. It’s important to note that high quality fixed-income sectors, which represent a significant part of the Barclays Capital U.S. Aggregate Bond Index, currently offer compelling yields, in some cases higher than the long term average return of 8-10% for common stocks. For example, Aaa rated super senior commercial mortgage-backed securities (“CMBS”) had a yield of 11.2% at the end of December and investment grade corporates within the financial sector were yielding 8.1%. Even if we assume defaults accelerate sharply from today’s levels, we believe the incremental yields provide investors with a significant return advantage without incurring the types of excessive risk that undermined the markets over the past 18 months. As we have counseled over this chaotic period, the prudent action is to stay the course and seek to earn the income advantage offered by these spreads.

*	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclay’s Capital.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2008

(as a percent of net assets)

Federal National Mortgage Association, 6.000%, due 01/11/37	2.5%
U.S. Treasury Note, 3.875%, due 09/15/10	2.5%
Federal National Mortgage Association, 5.500%, due 01/12/36	2.5%
Federal Home Loan Mortgage Corporation, 6.000%, due 01/15/36	2.1%
U.S. Treasury Bond, 4.250%, due 11/15/13	2.0%
Federal Home Loan Mortgage Corporation, 5.500%, due 01/11/37	2.0%
U.S. Treasury Bond, 6.875%, due 08/15/25	1.9%
U.S. Treasury Bond, 4.500%, due 11/15/15	1.8%
U.S. Treasury Note, 4.875%, due 05/31/11	1.4%
U.S. Treasury Note, 4.750%, due 05/31/12	1.3%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2008
	Since Inception of Class I March 7, 2008		Since Inception of Classes ADV and S March 10, 2008
Class ADV	—		3.26%
Class I	3.61%		—
Class S	—		3.29%
Barclays Capital U.S. Aggregate Bond Index(1)	3.36	%(2)	3.36	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)	Since inception performance for the index is shown from March 1, 2008.

11

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: Since its inception on March 10, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (34.79)% compared to the MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index(1), which returned (38.50)% for period of March 1, 2008 through December 31, 2008.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

All sectors in the MSCI EAFE® Index returned negatively for the period with the financials, materials, industrials and consumer discretionary sectors delivering the worst absolute performance. Healthcare and utilities were the least weak, though they still delivered negative results.

Current Outlook and Strategy: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank Index of small business confidence, along with sharp declines in industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

We continue to remain neutral in our allocation to international equity.

Top Ten Holdings

as of December 31, 2008

(as a percent of net assets)

Nestle SA	1.8%
BP PLC	1.7%
Novartis AG	1.5%
Total SA	1.5%
HSBC Holdings PLC	1.4%
Roche Holding AG	1.4%
Vodafone Group PLC	1.3%
Telefonica SA	1.2%
GlaxoSmithKline PLC	1.2%
Royal Dutch Shell PLC - Class A	1.1%

Portfolio holdings are subject to change daily.

12

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I and S March 10, 2008
Class ADV	(34.85)%
Class I	(34.73)%
Class S	(34.79)%
MSCI EAFE® Index(1)	(38.50	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance for the index is shown from March 1, 2008.

13

ING RUSSELLTM GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Global Large Cap Index 85% Portfolio (the “Portfolio”) seeks to maximize total return, consisting of capital appreciation and current income, over the long term by allocating its assets among stock, bonds, short-term instruments and other investments. The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: Since its inception on September 17, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (18.18)% compared to the Russell Global Large Cap® Index(1), Barclays Capital U.S. Aggregate Bond Index**(2) and a composite index consisting of 85% Russell Global Large Cap Index® and 15% Barclays Capital U.S. Aggregate Bond Index, which returned (22.80)%, 4.58% and (18.94)%, respectively, for the period from October 1, 2008 through December 31, 2008.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Global Large Cap® Index and the Barclays Capital U.S. Aggregate Bond Index (collectively, “indices”). The Portfolio attempts to track the indices by investing all, or substantially all, of its assets in securities that make up the indices. The Portfolio may not always hold all of the same securities as the indices.

The financials sector was the largest detractor from performance followed by the materials sector. The best performing sectors were the defensive sectors such as telecom and utilities. The fixed income portion served as a good diversifier, adding positive returns to the Portfolio.

Current Outlook and Strategy: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank index of small business confidence, along with sharp declines in industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

While it appears that this recession may be the most severe since that of 1981-82, many of the extreme market movements in October and November reflect de-leveraging by hedge funds and other investors, in our view, rather than an exceptionally pessimistic assessment of the outlook for the global economy.

It is worth remembering that the stock market often retests its lows again before a bear market rally turns into a bull market.

Top Ten Holdings

as of December 31, 2008

(as a percent of net assets)

iShares Lehman Aggregate Bond Fund	14.9%
ExxonMobil Corp.	1.8%
SPDR Trust Series 1	1.5%
iShares MSCI EAFE Index Fund	1.0%
Procter & Gamble Co.	0.8%
Johnson & Johnson	0.7%
AT&T, Inc.	0.7%
General Electric Co.	0.7%
Chevron Corp.	0.7%
Microsoft Corp.	0.6%

Portfolio holdings are subject to change daily.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

**	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclay’s Capital.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL GLOBAL LARGE CAP INDEX 85% PORTFOLIO

15

Cumulative Total Returns for the Periods Ended December 31, 2008
	Since Inception of Classes ADV, I and S September 17, 2008
Class ADV	(18.43)%
Class I	(18.22)%
Class S	(18.18)%
Russell Global Large Cap® Index(1)	(22.80	)%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	4.58	%(4)
Composite Index(3)	(18.94	)%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell Global Large Cap Index 85% Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Global Large Cap® Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization. The index includes approximately 3,000 securities and covers 86% of the investable global market.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)	The Composite Index consists of 85% Russell Global Large Cap® Index and 15% Barclays Capital U.S. Aggregate Bond Index.

(4)	Since inception performance for the indices is shown from October 1, 2008.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (the “Portfolio”) seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTreeSM Global High-Yielding Equity Index(1). The Portfolio is managed by Omar Aguilar, Ph.D. and Vincent Costa, Portfolio Managers* of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: Since its inception on January 28, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (38.10)% compared to the WisdomTreeSM Global High-Yielding Equity Index, which returned (38.52)% for the period of February 1, 2008 through December 31, 2008.

Portfolio Specifics: The Portfolio employs a “passive management” approach designed to track the performance of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio attempts to replicate the WisdomTreeSM Global High-Yielding Equity Index by investing all, or substantially all, of its assets in stocks that make up the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio may not always hold all of the same securities as the WisdomTreeSM Global High-Yielding Equity Index.

All sectors in the Portfolio returned negatively for the period. Financials were the worst performers and were chiefly responsible for the Portfolio’s results, followed by industrials and telecommunications sectors.

Current Outlook & Strategy: Our view is that the decline in economic activity is global. The plunge in Germany’s Ifo Business Climate Index of business confidence and Japan’s Shoko Chukin Bank Index of small business confidence, along with sharp declines in industrial production, point to a sharp contraction in economic activity in Europe and Japan that could last several quarters.

The challenge to policymakers around the world is to break the cycle by which tighter credit conditions result in an economic contraction, which leads in turn to further losses and tightening in the financial system. In our view, massive fiscal stimulus packages and central bank easing eventually will break that loop, but that has not occurred yet.

While it appears that this recession may be the most severe since that of 1981-82, many of the extreme market movements in October and November reflect de-leveraging by hedge funds and other investors, in our view, rather than an exceptionally pessimistic assessment of the outlook for the global economy.

It is worth remembering that the stock market often retests its lows again before a bear market rally turns into a bull market.

Top Ten Holdings

as of December 31, 2008

(as a percent of net assets)

iShares MSCI EAFE Index Fund	2.4%
Pfizer, Inc.	2.2%
AT&T, Inc.	2.0%
HSBC Holdings PLC	2.0%
Total SA	1.9%
BP PLC	1.9%
France Telecom SA	1.9%
General Electric Co.	1.8%
Vodafone Group PLC	1.6%
Bank of America Corp.	1.6%

Portfolio holdings are subject to change daily.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

16

PORTFOLIO MANAGERS’ REPORT	ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2008
	Since Inception of Classes ADV, I and S January 28, 2008
Class ADV	(38.33)%
Class I	(38.10)%
Class S	(38.10)%
WisdomTreeSM Global High-Yielding Equity Index(1)	(38.52	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING WisdomTreeSM Global High-Yielding Equity Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The WisdomTreeSM Global High-Yielding Equity Index is a fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the WisdomTree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

(2)	Since inception performance for the index is shown from February 1, 2008.

17

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
ING Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$727.30	0.87%	$3.78	$1,000.00	$1,020.76	0.87%	$4.42
Class I	1,000.00	730.10	0.37	1.61	1,000.00	1,023.28	0.37	1.88
Class S	1,000.00	728.50	0.62	2.69	1,000.00	1,022.02	0.62	3.15
ING Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$630.50	0.93%	$3.81	$1,000.00	$1,020.46	0.93%	$4.72
Class I	1,000.00	631.50	0.43	1.76	1,000.00	1,022.97	0.43	2.19
Class S	1,000.00	630.60	0.68	2.79	1,000.00	1,021.72	0.68	3.46
ING Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$727.40	0.95%	$4.12	$1,000.00	$1,020.36	0.95%	$4.82
Class I	1,000.00	729.20	0.45	1.96	1,000.00	1,022.87	0.45	2.29
Class S	1,000.00	727.40	0.70	3.04	1,000.00	1,021.62	0.70	3.56

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

18

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2008*
ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
Class ADV	$1,000.00	$1,037.80	0.95%	$4.87	$1,000.00	$1,020.36	0.95%	$4.82
Class I	1,000.00	1,039.20	0.45	2.31	1,000.00	1,022.87	0.45	2.29
Class S	1,000.00	1,038.10	0.70	3.59	1,000.00	1,021.62	0.70	3.56
ING International Index Portfolio
Class ADV	$1,000.00	$650.90	1.00%	$4.15	$1,000.00	$1,020.11	1.00%	$5.08
Class I	1,000.00	652.70	0.50	2.08	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	651.50	0.75	3.11	1,000.00	1,021.37	0.75	3.81
ING Russell Global Large Cap Index 85% Portfolio
Class ADV(1)	$1,000.00	$815.70	1.10%	$2.89	$1,000.00	$1,019.61	1.10%	$5.58
Class I(1)	1,000.00	817.80	0.60	1.58	1,000.00	1,022.12	0.60	3.05
Class S(1)	1,000.00	818.20	0.85	2.24	1,000.00	1,020.86	0.85	4.32
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	$1,000.00	$677.60	1.20%	$5.06	$1,000.00	$1,019.10	1.20%	$6.09
Class I	1,000.00	619.00	0.70	2.85	1,000.00	1,021.62	0.70	3.56
Class S	1,000.00	678.70	0.89	3.76	1,000.00	1,020.66	0.89	4.52

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was September 17, 2008. Expenses paid for the Actual Portfolio Return reflect the 106-day period ended December 31, 2008.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING Russell TM Small Cap Index Portfolio, ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio, ING International Index Portfolio, ING Russell Global Large Cap Index 85% Portfolio, and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2008, and the related statements of operations for the period then ended, the statements of changes in net assets for the period then ended, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2009

20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Mid Cap Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
ASSETS:
Investments in securities at value+*	$1,033,265,655	$135,011,790	$199,631,177	$272,749,676
Short-term investments**	—	4,305,340	18,415,709	—
Short-term investments in affiliates***	33,732,000	4,808,000	4,869,000	67,861,659
Cash	8,998,832	612	42,032	3,162
Cash collateral for futures	5,247,000	712,800	506,000	—
Receivables:
Investment securities sold	—	719,973	—	10,181,170
Fund shares sold	4,206,100	1,451,631	2,873,344	1,273,555
Dividends and interest	1,975,529	306,926	484,669	2,008,081
Variation margin	634,488	129,945	143,047	—
Prepaid expenses	29,234	7,490	9,392	10,419
Reimbursement due from manager	30,451	6,842	15,229	2,783

Total assets	1,088,119,289	147,461,349	226,989,599	354,090,505

LIABILITIES:
Payable for investment securities purchased	9,015	92,599	272,266	62,526,495
Payable for fund shares redeemed	166,888	13,351	15,002	3,337,697
Payable upon receipt of securities loaned	—	4,359,108	18,516,175	—
Payable to affiliates	233,530	52,343	82,673	130,144
Payable for directors fees	6,582	3,991	2,136	3,138
Other accrued expenses and liabilities	54,384	41,244	51,523	51,512
Payable for licensing fees	10,000	10,000	10,000	—

Total liabilities	480,399	4,572,636	18,949,775	66,048,986

NET ASSETS	$1,087,638,890	$142,888,713	$208,039,824	$288,041,519

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,406,246,700	$220,889,297	$282,889,963	$284,170,577
Undistributed net investment income	158,673	—	94,360	78,081
Accumulated net realized gain (loss) on investments and futures	(34,438,005)	(14,310,514)	(12,178,624)	1,375,115
Net unrealized appreciation or depreciation on investments and futures	(284,328,478)	(63,690,070)	(62,765,875)	2,417,746

NET ASSETS	$1,087,638,890	$142,888,713	$208,039,824	$288,041,519

+ Including securities loaned at value	$—	$4,213,351	$17,863,015	$—
* Cost of investments in securities	$1,318,650,544	$198,907,915	$262,655,963	$270,331,930
** Cost of short-term investments	$—	$4,359,108	$18,516,175	$—
*** Cost of short-term investments in affiliates	$33,732,000	$4,808,000	$4,869,000	$67,861,659

See Accompanying Notes to Financial Statements

21

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Mid Cap Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
Class ADV:
Net assets	$1,135,332	$61,097	$571,091	$143,291
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	157,913	9,221	73,963	14,163
Net asset value and redemption price per share	$7.19	$6.63	$7.72	$10.12
Class I:
Net assets	$1,057,974,224	$117,525,007	$132,761,620	$107,276,309
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	146,789,804	17,715,700	17,138,537	10,596,928
Net asset value and redemption price per share	$7.21	$6.63	$7.75	$10.12
Class S:
Net assets	$28,529,334	$25,302,609	$74,707,113	$180,621,919
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,962,706	3,819,833	9,658,976	17,879,911
Net asset value and redemption price per share	$7.20	$6.62	$7.73	$10.10

See Accompanying Notes to Financial Statements

22

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

	ING International Index Portfolio	ING RussellTM Global Large Cap Index 85% Portfolio	ING WisdomTreeSM High-Yielding Equity Index Portfolio
ASSETS:
Investments in securities at value*	$232,430,429	$42,783,600	$145,955,930
Investments in affiliates**	640,930	34,272	—
Short-term investments in affiliates***	1,546,000	—	1,323,000
Cash	685	—	7,774
Cash collateral for futures	1,697,281	—	—
Foreign currencies at value****	6,536,797	142,015	216,063
Receivables:
Investment securities sold	443,856	1,301,634	—
Fund shares sold	1,390,852	1,451	2,302,064
Dividends and interest	448,997	94,724	436,690
Variation margin	239,657	—	—
Prepaid expenses	11,038	44,961	10,601
Reimbursement due from manager	80,653	89,813	76,818

Total assets	245,467,175	44,492,470	150,328,940

LIABILITIES:
Payable for investment securities purchased	479,255	840,582	1,254,061
Payable for fund shares redeemed	26,703	12,500	—
Payable for futures variation margin	1,085	—	—
Payable to affiliates	93,851	28,565	87,685
Payable to custodian due to bank overdraft	—	303,264	—
Payable for directors fees	936	9,973	6,756
Other accrued expenses and liabilities	104,050	81,317	166,771
Payable for licensing fees	—	10,000	67,641

Total liabilities	705,880	1,286,201	1,582,914

NET ASSETS	$244,761,295	$43,206,269	$148,746,026

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$390,535,803	$52,585,151	$232,819,402
Undistributed net investment income	3,389	351	—
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(7,372,859)	(629,399)	(14,055,025)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(138,405,038)	(8,749,834)	(70,018,351)

NET ASSETS	$244,761,295	$43,206,269	$148,746,026

* Cost of investments in securities	$369,853,183	$51,483,002	$215,954,468
** Cost of investments in affiliates	$2,044,570	$77,577	$—
*** Cost of short-term investments in affiliates	$1,546,000	$—	$1,323,000
****Cost of foreign currencies	$6,285,361	$148,608	$225,709

See Accompanying Notes to Financial Statements

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008 (CONTINUED)

	ING International Index Portfolio	ING RussellTM Global Large Cap Index 85% Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV:
Net assets	$1,938	$2,431	$605
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	302	301	101
Net asset value and redemption price per share	$6.43	$8.07	$5.99
Class I:
Net assets	$237,776,698	$2,432	$6
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	37,080,141	301	1
Net asset value and redemption price per share	$6.41	$8.08	$5.97
Class S:
Net assets	$6,982,659	$43,201,406	$148,745,415
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,090,083	5,336,847	24,871,599
Net asset value and redemption price per share	$6.41	$8.09	$5.98

See Accompanying Notes to Financial Statements

24

STATEMENTS OF OPERATIONS

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Mid Cap Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008	March 7, 2008(1) to December 31, 2008
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(2)	$13,750,791	$2,268,761	$2,334,284	$154,999
Interest	9,534	—	2,311	4,267,693
Securities lending income	—	43,636	188,679	—

Total investment income	13,760,325	2,312,397	2,525,274	4,422,692

EXPENSES:
Investment management fees	1,282,275	324,618	407,806	350,798
Distribution and service fees:
Class ADV	2,364	160	360	320
Class S	23,208	20,637	64,873	160,845
Transfer agent fees	632	624	618	2,623
Administrative service fees	512,903	104,714	123,576	109,622
Shareholder reporting expense	21,692	13,150	12,382	22,416
Professional fees	55,490	25,364	25,294	27,684
Custody and accounting expense	47,682	24,137	47,860	20,260
Directors fees	37,583	10,305	9,115	7,562
Offering expense	13,020	11,393	11,393	11,393
Miscellaneous expense	13,537	6,835	9,246	6,282
Licensing fees	10,000	10,000	10,000	—

Total expenses	2,020,386	551,937	722,523	719,805
Net waived and reimbursed fees	(96,260)	(81,188)	(101,899)	(63,017)

Net expenses	1,924,126	470,749	620,624	656,788

Net investment income	11,836,199	1,841,648	1,904,650	3,765,904

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FUTURES:
Net realized gain (loss) on:
Investments	(19,554,391)	(12,709,315)	(7,328,016)	1,887,738
Futures	(14,884,382)	(1,764,745)	(4,944,273)	—

Net realized gain (loss) on investments and futures	(34,438,773)	(14,474,060)	(12,272,289)	1,887,738

Net change in unrealized appreciation or depreciation on:
Investments	(285,384,889)	(63,949,893)	(63,125,252)	2,417,746
Futures	1,056,411	259,823	359,377	—

Net change in unrealized appreciation or depreciation on investments	(284,328,478)	(63,690,070)	(62,765,875)	2,417,746

Net realized and unrealized gain (loss) on investments and futures	(318,767,251)	(78,164,130)	(75,038,164)	4,305,484

Increase (decrease) in net assets resulting from operations	$(306,931,052)	$(76,322,482)	$(73,133,514)	$8,071,388

* Foreign taxes withheld	$—	$285	$311	$—
(1) Commencement of operations
(2) Dividends from affiliates	$440,429	$116,870	$126,996	$154,999

See Accompanying Notes to Financial Statements

25

STATEMENTS OF OPERATIONS

	ING International Index Portfolio	ING RussellTM Global Large Cap Index 85% Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
	March 10, 2008(1) to December 31, 2008	September 17, 2008(1) to December 31, 2008	January 28, 2008(1) to December 31, 2008
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(2)	$5,180,366	$277,287	$5,702,310
Interest	178,674	127,204	283,611

Total investment income	5,359,040	404,491	5,985,921

EXPENSES:
Investment management fees	667,316	55,717	527,789
Distribution and service fees:
Class ADV	10	4	6
Class S	6,599	30,278	239,921
Transfer agent fees	569	1,826	428
Administrative service fees	175,607	12,112	114,735
Shareholder reporting expense	8,442	8,360	35,458
Registration fees	—	105	5,024
Professional fees	29,606	25,122	23,302
Custody and accounting expense	270,492	60,211	333,624
Directors fees	10,785	10,192	13,477
Offering expense	11,393	17,549	47,740
Miscellaneous expense	9,621	3,782	15,713
Licensing fees	—	10,000	215,399

Total expenses	1,190,440	235,258	1,572,616
Net waived and reimbursed fees	(304,811)	(132,243)	(587,386)

Net expenses	885,629	103,015	985,230

Net investment income	4,473,411	301,476	5,000,691

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	(5,744,083)	(631,454)	(14,112,942)
Foreign currency related transactions	(301,574)	144,846	(227,498)
Futures	(1,613,546)	—	25,890

Net realized loss on investments, foreign currency related transactions, and futures	(7,659,203)	(486,608)	(14,314,550)

Net change in unrealized appreciation or depreciation on:
Investments	(138,826,394)	(8,742,707)	(69,998,538)
Foreign currency related transactions	230,036	(7,127)	(19,813)
Futures	191,320	—	—

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(138,405,038)	(8,749,834)	(70,018,351)

Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(146,064,241)	(9,236,442)	(84,332,901)

Decrease in net assets resulting from operations	$(141,590,830)	$(8,934,966)	$(79,332,210)

* Foreign taxes withheld	$540,536	$15,566	$474,711
(1) Commencement of operations
(2) Dividends from affiliates	$32,432	$11,870	$65,175

See Accompanying Notes to Financial Statements

26

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Mid Cap Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING Lehman Brothers U.S. Aggregate Bond Index(R) Portfolio
	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008	March 10, 2008(1) to December 31, 2008	March 7, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$11,836,199	$1,841,648	$1,904,650	$3,765,904
Net realized gain (loss) on investments and futures	(34,438,773)	(14,474,060)	(12,272,289)	1,887,738
Net change in unrealized appreciation or depreciation on investments and futures	(284,328,478)	(63,690,070)	(62,765,875)	2,417,746

Increase (decrease) in net assets resulting from operations	(306,931,052)	(76,322,482)	(73,133,514)	8,071,388

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,253)	(592)	(4,703)	(1,025)
Class I	(11,412,515)	(1,417,233)	(1,144,504)	(1,581,897)
Class S	(278,152)	(267,329)	(575,955)	(2,140,124)
Net realized gains:
Class ADV	—	—	—	(238)
Class I	—	—	—	(175,555)
Class S	—	—	—	(301,607)
Return of capital:
Class ADV	—	(81)	(606)	—
Class I	—	(154,707)	(138,724)	—
Class S	—	(31,322)	(77,527)	—

Total distributions	(11,700,920)	(1,871,264)	(1,942,019)	(4,200,446)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,509,643,001	277,919,046	352,853,424	368,680,313
Reinvestment of distributions	11,700,920	1,871,264	1,942,019	3,769,800

	1,521,343,921	279,790,310	354,795,443	372,450,113
Cost of shares redeemed	(115,073,059)	(58,707,851)	(71,680,086)	(88,279,536)

Net increase in net assets resulting from capital share transactions	1,406,270,862	221,082,459	283,115,357	284,170,577

Net increase in net assets	1,087,638,890	142,888,713	208,039,824	288,041,519

NET ASSETS:
Beginning of period	—	—	—	—

End of period	$1,087,638,890	$142,888,713	$208,039,824	$288,041,519

Undistributed net investment income at end of period	$158,673	$—	$94,360	$78,081

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

27

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Index Portfolio	ING RussellTM Global Large Cap Index 85% Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
	March 10, 2008(1) to December 31, 2008	September 17, 2008(1) to December 31, 2008	January 28, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$4,473,411	$301,476	$5,000,691
Net realized loss on investments, foreign currency related transactions, and futures	(7,659,203)	(486,608)	(14,314,550)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(138,405,038)	(8,749,834)	(70,018,351)

Decrease in net assets resulting from operations	(141,590,830)	(8,934,966)	(79,332,210)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(25)	(26)	(17)
Class I	(4,138,013)	(29)	—
Class S	(113,042)	(478,786)	(4,806,407)

Total distributions	(4,251,080)	(478,841)	(4,806,424)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	429,531,847	54,016,909	252,565,746
Reinvestment of distributions	4,251,055	41,786	4,806,407

	433,782,902	54,058,695	257,372,153
Cost of shares redeemed	(43,179,697)	(1,438,619)	(24,487,493)

Net increase in net assets resulting from capital share transactions	390,603,205	52,620,076	232,884,660

Net increase in net assets	244,761,295	43,206,269	148,746,026

NET ASSETS:
Beginning of period	—	—	—

End of period	$244,761,295	$43,206,269	$148,746,026

Undistributed net investment income at end of period	$3,389	$351	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

28

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions(2)(3)	Expenses net of fee waivers, if any(2)(3)	Expenses net of all reductions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Russell™ Large Cap Portfolio
Class ADV
03-10-08(4) - 12-31-08	10.00	0.13	•	(2.87)	(2.74)	0.07	—	—	0.07	7.19	(27.42)	0.89+	0.87+	0.87+	1.98+	1,135	8
Class I
03-10-08(4) - 12-31-08	10.00	0.17	•	(2.88)	(2.71)	0.08	—	—	0.08	7.21	(27.06)	0.39+	0.37+	0.37+	2.31+	1,057,974	8
Class S
03-10-08(4) - 12-31-08	10.00	0.14	•	(2.87)	(2.73)	0.07	—	—	0.07	7.20	(27.23)	0.64+	0.62+	0.62+	2.19+	28,529	8

ING Russell™ Mid Cap Portfolio
Class ADV
03-10-08(4) - 12-31-08	10.00	0.08	•	(3.37)	(3.29)	0.07	—	0.01	0.08	6.63	(32.92)	1.24+	1.15+	1.15+	1.23+	61	30
Class I
03-10-08(4) - 12-31-08	10.00	0.13	•	(3.41)	(3.28)	0.08	—	0.01	0.09	6.63	(32.74)	0.51+	0.43+	0.43+	1.74+	117,525	30
Class S
03-10-08(4) - 12-31-08	10.00	0.12	•	(3.41)	(3.29)	0.08	—	0.01	0.09	6.62	(32.90)	0.76+	0.68+	0.68+	1.85+	25,303	30

ING Russell™ Small Cap Portfolio
Class ADV
03-10-08(4) - 12-31-08	10.00	0.11	•	(2.32)	(2.21)	0.06	—	0.01	0.07	7.72	(22.02)	1.27+	1.17+	1.17+	1.74+	571	35
Class I
03-10-08(4) - 12-31-08	10.00	0.12	•	(2.29)	(2.17)	0.07	—	0.01	0.08	7.75	(21.68)	0.53+	0.45+	0.45+	1.49+	132,762	35
Class S
03-10-08(4) - 12-31-08	10.00	0.12	•	(2.32)	(2.20)	0.06	—	0.01	0.07	7.73	(21.95)	0.78+	0.70+	0.70+	1.71+	74,707	35

ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
Class ADV
03-10-08(4) - 12-31-08	10.00	0.25		0.07	0.32	0.18	0.02	—	0.20	10.12	3.26	1.01+	0.95+	0.95+	2.95+	143	360
Class I
03-07-08(4) - 12-31-08	10.00	0.28	•	0.08	0.36	0.22	0.02	—	0.24	10.12	3.61	0.51+	0.45+	0.45+	3.42+	107,276	360
Class S
03-10-08(4) - 12-31-08	10.00	0.27	•	0.06	0.33	0.21	0.02	—	0.23	10.10	3.29	0.76+	0.70+	0.70+	3.42+	180,622	360
ING International Index Portfolio
Class ADV
03-10-08(4) - 12-31-08	10.00	0.20	•	(3.69)	(3.49)	0.08	—	—	0.08	6.43	(34.85)	1.17+	1.00+	1.00+	2.87+	2	22
Class I
03-10-08(4) - 12-31-08	10.00	0.17	•	(3.65)	(3.48)	0.11	—	—	0.11	6.41	(34.73)	0.67+	0.50+	0.50+	2.56+	237,777	22
Class S
03-10-08(4) - 12-31-08	10.00	0.12	•	(3.60)	(3.48)	0.11	—	—	0.11	6.41	(34.79)	0.92+	0.75+	0.75+	1.93+	6,983	22

See Accompanying Notes to Financial Statements

29

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions(2)(3)	Expenses net of fee waivers, if any(2)(3)	Expenses net of all reductions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period		Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)		(%)
ING Russell Global Large Cap Index 85% Portfolio
Class ADV
09-17-08(4) - 12-31-08	10.00	0.05		(1.89)	(1.84)	0.09	—	—	0.09	8.07	(18.43)	2.19	1.10	1.10	2.12	2		12
Class I
09-17-08(4) - 12-31-08	10.00	0.06		(1.88)	(1.82)	0.10	—	—	0.10	8.08	(18.22)	1.69	0.60	0.60	2.61	2		12
Class S
09-17-08(4) - 12-31-08	10.00	0.06		(1.88)	(1.82)	0.09	—	—	0.09	8.09	(18.18)	1.94	0.85	0.85	2.45	43,201		12

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV
01-28-08(4) - 12-31-08	10.00	0.34	•	(4.18)	(3.84)	0.17	—	—	0.17	5.99	(38.33)	1.66+	1.20+	1.20+	4.28+	1		128
Class I
01-28-08(4) - 12-31-08	10.00	0.41	•	(4.23)	(3.82)	0.21	—	—	0.21	5.97	(38.10)	1.16+	0.70+	0.70+	4.92+	—	*	128
Class S
01-28-08(4) - 12-31-08	10.00	0.31	•	(4.13)	(3.82)	0.20	—	—	0.20	5.98	(38.10)	1.41+	0.89+	0.89+	4.23+	148,745		128

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
+	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratios and net investment income or loss ratio.
*	Amount is less than $500.

See Accompanying Notes to Financial Statements

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company” or “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company.

The Company was incorporated under the laws of Maryland on June 4, 1996. There are fifteen active separate investment series that comprise the Company. The seven portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are:

ING RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), ING RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), ING RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio (“LBAB Index”), ING International Index Portfolio (“International Index”), ING Russell Global Large Cap Index 85% Portfolio (“Russell Global Large Cap Index 85%”), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (“WisdomTreeSM Index”).

The following is a brief description of each Portfolio’s investment objective:

•	RussellTM Large Cap Index seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index;

•	RussellTM Mid Cap Index seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index;

•	RussellTM Small Cap Index seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index;

•	LBAB Index seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index;

•	International Index seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index;

•

Russell Global Large Cap Index 85% seeks to maximize total return, consisting of capital appreciation and current income, over the long term by allocating its assets among stock, bonds, short-term instruments and other investments; and

•	WisdomTreeSM Index seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTreeSM Global High-Yielding Equity Index.

Each Portfolio offers Class I, Class S shares and Adviser (“ADV”) Class shares. The three classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the sub-adviser to each Portfolio, with the exception of LBAB Index. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market- makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolios of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold.

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Forward Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by a Portfolio. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

E.

Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. International Index, LBAB Index, Russell™ Large Cap Index, Russell™ Mid Cap Index, Russell™ Small Cap Index and WisdomTreeSM Index declare and pay dividends semi-annually. Russell Global Large Cap Index 85% declare and pay dividends annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax position taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.

Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

K.	When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in a Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

L.	Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

M.	Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exceeds the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts—A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008, for which a Portfolio is seller of protection are disclosed in each Portfolio’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Contracts—An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

Total Return Swap Contracts—A total return swap involves the agreement between counterparties to exchange periodic payments based on an asset (such as a basket of securities) or non-asset (such as an index) reference. The periodic payments or cash flows, are usually based on the non-asset reference versus the total return or the asset-based reference. The asset-based reference generally includes unrealized appreciation or depreciation and to the extent that the total return falls short of or exceeds the non-asset reference, a Portfolio will make or receive a payment to the counterparty. Risks of total return swaps include credit, liquidity and market risks.

Currency Swaps—A currency swap involves the agreement between counterparties to exchange two different currencies at contract inception at the prevailing spot rate, and to reverse the exchange at a later agreed upon termination date. The currency exchange at termination may take place at the original exchange rate, an agreed upon exchange rate or the prevailing spot rate on the date of termination. The contract may also include periodic interest payments based on a specified interest rate. Risks related to currency swaps include, but are not limited to, credit, liquidity, market, and exchange rate fluctuations.

Structured Products—Certain Portfolios invest in structured products which are specially-designed derivative investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be ‘structured’ by the purchaser and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the changes in the market value of these structured products as an unrealized gain or loss in the accompanying Portfolio’s Statements of Operations. A Portfolio records a realized gain or loss when a structured product is sold or matures.

Risks associated with structured products include credit risk (if the counterparty fails to meet its obligation) and risk associated with the underlying asset or reference. Since a Portfolio enters into the transaction with the borrower at par value, a Portfolio could receive more or less than it originally invested when a note matures. The prices of the notes may also be very volatile and may have limited liquidity in the market which can make it difficult for a Portfolio to value or sell at an advantageous price.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

N.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or a substantially similar security at an agreed upon price and date. Reverse repurchase agreements are considered borrowings and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a gain for a Portfolio depends upon whether the income and gains on the securities purchased with the

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolio. Reverse repurchase agreements, as a leveraging technique, may increase a Portfolio’s yield; however, such transactions also increase a Portfolio’s risk to capital and may result in a shareholder’s loss of principal.

O.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolios are expensed as incurred. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a period of twelve months.

P.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended December 31, 2008, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Russell™ Large Cap Index	$1,390,337,283	$52,132,347
Russell™ Mid Cap Index	249,775,572	38,158,342
Russell™ Small Cap Index	322,365,018	52,488,765
LBAB Index	102,329,834	28,404,631
International Index	424,577,256	47,583,114
Russell Global Large Cap Index 85%	57,465,552	5,313,744
WisdomTreeSM Index	386,388,041	156,207,178

U.S. government securities not included above were as follows:

	Purchases	Sales
LBAB Index	$662,430,521	$468,307,853

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios entered into investment management agreements (“Investment Management Agreements”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

RussellTM Large Cap Index	0.25%
RussellTM Mid Cap Index	0.31%
RussellTM Small Cap Index	0.33%
LBAB Index	0.32%
International Index	0.38%
Russell Global Large Cap Index 85%	0.46%
WisdomTreeSM Index	0.46%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for LBAB Index. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Lehman Brothers Asset Management LLC (“Lehman Brothers Asset Management”) serves as Sub-Adviser to LBAB Index pursuant to a Sub-Advisory Agreement effective March 7, 2008.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the period ended December 31, 2008, the Investment Adviser for Russell™ Large Cap Index, Russell™ Mid Cap Index, Russell™ Small Cap Index, LBAB Index, International Index, Russell Global Large Cap Index 85%, and WisdomTreeSM Index waived $16,658, $3,338, $4,286, $7,236, $1,084, $358, and $1,928 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from Russell™ Large Cap Index, Russell™ Mid Cap Index, Russell™ Small Cap Index, LBAB Index, International Index, Russell Global Large Cap Index 85% and WisdomTreeSM Index a fee at an annual rate of 0.10% of daily net assets.

Russell Investment Group receives an annual licensing fee for the Russell Top 200® Index, the Russell Mid Cap® Index and the Russell 2000® Index. WisdomTreeSM Index pays an annual licensing fee to WisdomTree Investments, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Class S shares of the Portfolios have adopted Distribution Plans pursuant to Rule 12b-1 under the

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 5 —  DISTRIBUTION AND SERVICE FEES

(continued)

1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25%(1) of average daily net assets.

(1)

Effective January 16, 2008, IFD has agreed to waive a portion of the service/distribution fees for Class S Shares of WisdomTreeSM Index so that the fees collected will not exceed 0.19% through May 1, 2009.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2008, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Russell Large Cap Index	$161,498	$66,283	$5,749	$—	$233,530
Russell Mid Cap Index	36,188	11,788	4,367	—	52,343
Russell Small Cap Index	52,550	16,043	14,080	—	82,673
LBAB Index	60,987	20,105	37,453	11,599	130,144
International Index	73,282	19,311	1,258	—	93,851
Russell Global Large Cap Index 85%	16,216	3,528	8,821	—	28,565
WisdomTreeSM Index	54,000	11,753	21,932	—	87,685

The Company has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2008, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance & Annuity Company—	Russell™ Mid Cap Index (8.32%)
ING Lifestyle Aggressive Growth Portfolio—	International Index (16.13%)
Russell™ Large Cap Index (11.72%)
Russell™ Mid Cap Index (11.19%)
Russell™ Small Cap Index (7.80%)
ING Lifestyle Growth Portfolio—	International Index (43.35%)
LBAB Index (25.37%)
Russell™ Large Cap Index (37.38%)
Russell™ Mid Cap Index (32.23%)
Russell™ Small Cap Index (29.96%)
ING Lifestyle Moderate Growth Portfolio—	International Index (20.85%)
Russell™ Large Cap Index (30.00%)
Russell™ Mid Cap Index (18.09%)
Russell™ Small Cap Index (12.61%)
ING Lifestyle Moderate Portfolio—	International Index (12.17%)
Russell™ Large Cap Index (14.63%)
Russell™ Mid Cap Index (10.55%)
Russell™ Small Cap Index (7.36%)
ING USA Annuity and Life Insurance Company—	LBAB Index (62.29%)
Russell Global Large Cap Index (6.31%)
Russell™ Mid Cap Index (15.62%)
Russell™ Small Cap Index (33.62%)
WisdomTreeSM Global High-Yield Equity Index (97.62%)
ING USA Life & Annuity Company—	Russell Global Large Cap Index 85% (93.69%)

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2008, the following portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities.

Portfolio	Accrued Expenses	Amount
International Index	Custody	$75,706
WisdomTreeSM Index	Custody	111,157

NOTE 8 — EXPENSE LIMITATIONS

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreements”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S
Russell™ Large Cap Index	0.87%	0.37%	0.62%
Russell™ Mid Cap Index	0.93%	0.43%	0.68%
Russell™ Small Cap Index	0.95%	0.45%	0.70%
LBAB Index	0.95%	0.45%	0.70%
International Index	1.00%	0.50%	0.75%
Russell Global Large Cap Index 85%	1.10%	0.60%	0.85%
WisdomTreeSM Index	1.20%	0.70%	0.89%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2008, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2009	2010	2011	Total
RussellTM Large Cap Index	$—	$—	$79,602	$79,602
RussellTM Mid Cap Index	—	—	77,850	77,850
RussellTM Small Cap Index	—	—	97,613	97,613
LBAB Index	—	—	55,781	55,781
International Index	—	—	303,727	303,727
Russell Global Large Cap Index 85%	—	—	131,885	131,885
WisdomTreeSM Index	—	—	527,898	527,898

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — BORROWINGS

All of the Portfolios included in this report, in addition to certain other Portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with Citibank, N.A. (the “Citi Credit Agreement”) for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Citi Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of the commitment fee.

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement with Citibank, N.A. for an aggregate amount of $100,000,000. The Citi Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement with The Bank of New York Mellon (the “BNY Credit Agreement”) for an aggregate amount of $100,000,000, not to exceed $50,000,000 with respect to any one Portfolio or 10% of the Portfolio’s value of total assets if Net Asset Value is less than $25,000,000, effective December 18, 2008 for a 364-day period,

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — BORROWINGS (continued)

terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the BNY Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreements accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The Portfolios did not utilize the line of credit during the period ended December 31, 2008.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Russell™ Large Cap Index
Class ADV
03-10-08(1) - 12-31-08	173,419	1,477	(16,983)	157,913	1,601,543	10,253	(129,180)	1,482,616
Class I
03-10-08(1) - 12-31-08	156,568,086	1,639,729	(11,418,011)	146,789,804	1,462,652,407	11,412,515	(104,015,660)	1,370,049,262
Class S
03-10-08(1) - 12-31-08	5,238,385	40,022	(1,315,701)	3,962,706	45,389,051	278,152	(10,928,219)	34,738,984
Russell™ Mid Cap Index
Class ADV
12-31-08	12,095	107	(2,981)	9,221	119,229	673	(28,046)	91,856
Class I
03-10-08(1)-12-31-08	23,565,313	250,309	(6,099,922)	17,715,700	241,572,524	1,571,940	(55,109,453)	188,035,011
Class S
03-10-08(1)-12-31-08	4,220,077	47,556	(447,800)	3,819,833	36,227,293	298,651	(3,570,352)	32,955,592
Russell™ Small Cap Index
Class ADV
12-31-08	76,560	736	(3,333)	73,963	617,766	5,309	(30,133)	592,942
Class I
03-10-08(1)-12-31-08	21,909,094	177,487	(4,948,044)	17,138,537	231,680,241	1,283,228	(53,769,012)	179,194,457
Class S
03-10-08(1)-12-31-08	11,631,264	90,510	(2,062,798)	9,658,976	120,555,417	653,482	(17,880,941)	103,327,958
LBAB Index
Class ADV
03-10-08(1) - 12-31-08	91,269	122	(77,228)	14,163	905,986	1,224	(785,857)	121,353
Class I
03-07-08(1) - 12-31-08	15,032,466	132,177	(4,567,715)	10,596,928	151,617,806	1,326,845	(45,352,057)	107,592,594
Class S
03-10-08(1) - 12-31-08	21,942,330	244,538	(4,306,957)	17,879,911	216,156,521	2,441,731	(42,141,622)	176,456,630
International Index
Class ADV
03-10-08(1) - 12-31-08	302	—	—	302	3,015	—	—	3,015
Class I
03-10-08(1) - 12-31-08	40,895,819	661,024	(4,476,702)	37,080,141	418,500,442	4,138,013	(41,281,528)	381,356,927
Class S
03-10-08(1) - 12-31-08	1,326,452	18,087	(254,456)	1,090,083	11,028,390	113,042	(1,898,169)	9,243,263

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	($)	($)	($)	($)
Russell Global Large Cap Index 85%
Class ADV
09-17-08(1) - 12-31-08	301	—	—	301	3,011	—	—	3,011
Class I
09-17-08(1) - 12-31-08	301	—	—	301	3,010	—	—	3,010
Class S
09-17-08(1) - 12-31-08	5,514,975	5,250	(183,378)	5,336,847	54,010,888	41,786	(1,438,619)	52,614,055
WisdomTreeSM Index
Class ADV
01-28-08(1) - 12-31-08	101	—	—	101	1,010	—	—	1,010
Class I
01-28-08(1) - 12-31-08	2,500,001	—	(2,500,000)	1	25,001,982	—	(14,684,999)	10,316,983
Class S
01-28-08(1) - 12-31-08	25,374,339	825,843	(1,328,583)	24,871,599	227,562,754	4,806,407	(9,802,494)	222,566,667

(1)	Commencement of operations.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities. The Portfolios agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Portfolios’ continued lending of securities. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2008, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Russell™ Mid Cap Index	$4,213,351	$4,359,108
Russell™ Small Cap Index	17,863,015	18,516,175

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio’s Portfolio of Investments

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Foreign Securities (International Index). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (WisdomTreeSM Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Index Strategy (All Portfolios). A Portfolio may use an indexing strategy that does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The correlation between a Portfolio and an index performance may be affected by the Portfolio’s expenses, and the timing of purchases and redemptions of a Portfolio’s shares.

Derivatives (All Portfolios). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty’s ability to perform and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Portfolio’s adviser or sub-adviser might imperfectly judge the market’s direction.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
RussellTM Large Cap Index	$(24,162)	$23,394	$768
RussellTM Mid Cap Index	(7,052)	(156,494)	163,546
RussellTM Small Cap Index	(8,537)	(85,128)	93,665
LBAB Index	—	35,223	(35,223)
International Index	(67,402)	(218,942)	286,344
Russell Global Large Cap Index 85%	(34,925)	177,716	(142,791)
WisdomTreeSM Index	(65,258)	(194,267)	259,525

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders for the period ended December 31, 2008 was as follows:

	Ordinary Income	Return of Capital
RussellTM Large Cap Index	$11,700,920	$—
RussellTM Mid Cap Index	1,685,154	186,110
RussellTM Small Cap Index	1,725,162	216,857
LBAB Index	4,200,446	—
International Index	4,251,080	—
Russell Global Large Cap Index 85%	478,841	—
WisdomTreeSM Index	4,806,424	—

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Capital Loss Carryforwards	Expiration Dates
RussellTM Large Cap Index	$151,312	$—	$(295,801,163)	$—	$(22,957,959)	2016
RussellTM Mid Cap Index	—	—	(77,355,407)	—	(645,177)	2016
RussellTM Small Cap Index	—	—	(65,758,273)	—	(9,091,866)	2016
LBAB Index	2,278,506	5,794	1,586,642	—	—	—
International Index	—	—	(140,065,005)	—	(5,709,503)	2016
Russell Global Large Cap Index 85%	—	—	(9,115,233)	(82,265)	(181,384)	2016
WisdomTreeSM Index	—	—	(74,451,026)	—	(9,622,350)	2016

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENT

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk- related contingent features of derivative instruments.

SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolios is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 15 — SUBSEQUENT EVENTS

Effective May 1, 2009, ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio will be renamed to “ING U.S. Bond Index Portfolio.”

Also effective May 1, 2009, ING Russell Global Large Cap Index 85% Portfolio will be renamed to “ING Russell Global Large Cap Index 75% Portfolio” with a corresponding strategy change.

45

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 94.8%
Advertising: 0.1%
50,850		Omnicom Group	$1,368,882

			1,368,882

Aerospace/Defense: 2.5%
119,100		Boeing Co.	5,081,997
63,150		General Dynamics Corp.	3,636,809
52,100		Lockheed Martin Corp.	4,380,568
54,350		Northrop Grumman Corp.	2,447,924
67,050		Raytheon Co.	3,422,232
154,300		United Technologies Corp.	8,270,480

			27,240,010

Agriculture: 2.2%
332,150		Altria Group, Inc.	5,002,179
102,150		Archer-Daniels-Midland Co.	2,944,985
334,250		Philip Morris International, Inc.	14,543,218
27,100		Reynolds American, Inc.	1,092,401

			23,582,783

Apparel: 0.3%
56,000		Nike, Inc.	2,856,000

			2,856,000

Auto Manufacturers: 0.1%
58,050		Paccar, Inc.	1,660,230

			1,660,230

Auto Parts & Equipment: 0.2%
94,050		Johnson Controls, Inc.	1,707,948

			1,707,948

Banks: 8.0%
796,700		Bank of America Corp.	11,217,536
181,300		Bank of New York Mellon Corp.	5,136,229
86,750		BB&T Corp.	2,382,155
59,400		Capital One Financial Corp.	1,894,266
863,100		Citigroup, Inc.	5,791,401
69,850		Goldman Sachs Group, Inc.	5,894,642
585,235		JPMorgan Chase & Co.	18,452,460
175,550		Morgan Stanley	2,815,822
54,800		PNC Financial Services Group, Inc.	2,685,200
67,700		State Street Corp.	2,662,641
56,000		SunTrust Bank	1,654,240
276,000		US Bancorp.	6,902,760
342,400		Wachovia Corp.	1,896,896
598,800		Wells Fargo & Co.	17,652,624

			87,038,872

Beverages: 2.8%
368,200		Coca-Cola Co.	16,668,414
251,400		PepsiCo, Inc.	13,769,178

			30,437,592

Biotechnology: 3.0%
172,550	@	Amgen, Inc.	9,964,763
46,100	@	Biogen Idec, Inc.	2,195,743
69,300	@	Celgene Corp.	3,830,904
73,700	@	Genentech, Inc.	6,110,467
42,350	@	Genzyme Corp.	2,810,770
146,250	@	Gilead Sciences, Inc.	7,479,225

			32,391,872

Shares			Value

Chemicals: 1.6%
33,400	S	Air Products & Chemicals, Inc.	$1,679,018
147,600		Dow Chemical Co.	2,227,284
142,800		EI Du Pont de Nemours & Co.	3,612,840
87,050		Monsanto Co.	6,123,968
24,700		Mosaic Co.	854,620
49,700		Praxair, Inc.	2,950,192

			17,447,922

Coal: 0.1%
43,000		Peabody Energy Corp.	978,250

			978,250

Commercial Services: 1.1%
82,100		Automatic Data Processing, Inc.	3,229,814
11,600		Mastercard, Inc.	1,657,988
43,850		McKesson Corp.	1,698,311
70,900		Visa, Inc.	3,718,705
117,200		Western Union Co.	1,680,648

			11,985,466

Computers: 5.0%
94,750	@@	Accenture Ltd.	3,106,853
139,750	@	Apple, Inc.	11,927,663
287,800	@	Dell, Inc.	2,947,072
327,800	@	EMC Corp.	3,432,066
390,850		Hewlett-Packard Co.	14,183,947
217,850		International Business Machines Corp.	18,334,256

			53,931,857

Cosmetics/Personal Care: 3.2%
80,750		Colgate-Palmolive Co.	5,534,605
478,100		Procter & Gamble Co.	29,556,142

			35,090,747

Diversified Financial Services: 1.3%
159,800		American Express Co.	2,964,290
2,900	S	Blackrock, Inc.	389,035
148,150		Charles Schwab Corp.	2,395,586
10,700		CME Group, Inc.	2,226,777
102,550	##	Federal Home Loan Mortgage Corporation	74,862
177,150	##	Federal National Mortgage Association	134,634
24,450		Franklin Resources, Inc.	1,559,421
242,450		Merrill Lynch & Co., Inc.	2,822,118
42,050		NYSE Euronext	1,151,329

			13,718,052

Electric: 2.5%
91,550		Dominion Resources, Inc.	3,281,152
200,450		Duke Energy Corp.	3,008,755
30,450		Entergy Corp.	2,531,309
103,800		Exelon Corp.	5,772,318
48,350		FirstEnergy Corp.	2,348,843
64,450		FPL Group, Inc.	3,243,769
80,750		Public Service Enterprise Group, Inc.	2,355,478
121,500		Southern Co.	4,495,500

			27,037,124

Electrical Components & Equipment: 0.4%
123,850		Emerson Electric Co.	4,534,149

			4,534,149

See Accompanying Notes to Financial Statements

46

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Electronics: 0.3%
66,400	@	Thermo Electron Corp.	$2,262,248
75,800	@@	Tyco Electronics Ltd.	1,228,718

			3,490,966

Energy - Alternate Sources: 0.1%
7,100	@	First Solar, Inc.	979,516

			979,516

Environmental Control: 0.2%
77,750		Waste Management, Inc.	2,576,635

			2,576,635

Food: 1.5%
53,200		General Mills, Inc.	3,231,900
39,650		Kellogg Co.	1,738,653
233,100		Kraft Foods, Inc.	6,258,735
104,700		Kroger Co.	2,765,127
95,150		Sysco Corp.	2,182,741

			16,177,156

Healthcare - Products: 4.4%
99,350		Baxter International, Inc.	5,324,167
38,800		Becton Dickinson & Co.	2,653,532
237,350	@	Boston Scientific Corp.	1,837,089
79,100	@@	Covidien Ltd.	2,866,584
446,650		Johnson & Johnson	26,723,070
177,850		Medtronic, Inc.	5,588,047
48,650		Stryker Corp.	1,943,568
36,650	@	Zimmer Holdings, Inc.	1,481,393

			48,417,450

Healthcare - Services: 1.0%
76,850		Aetna, Inc.	2,190,225
194,750		UnitedHealth Group, Inc.	5,180,350
83,350	@	WellPoint, Inc.	3,511,536

			10,882,111

Household Products/Wares: 0.3%
66,400		Kimberly-Clark Corp.	3,501,936

			3,501,936

Insurance: 2.0%
75,400		Aflac, Inc.	3,456,336
87,200		Allstate Corp.	2,856,672
368,200		American International Group, Inc.	578,074
58,050		Chubb Corp.	2,960,550
50,000		Hartford Financial Services Group, Inc.	821,000
49,772		Loews Corp.	1,406,059
79,750		Metlife, Inc.	2,780,085
68,850		Prudential Financial, Inc.	2,083,401
95,750		Travelers Cos., Inc.	4,327,900

			21,270,077

Internet: 1.9%
49,850	@	Amazon.com, Inc.	2,556,308
176,000	@	eBay, Inc.	2,456,960
37,650	@	Google, Inc. - Class A	11,583,023
133,200	@	Symantec Corp.	1,800,864
218,600	@	Yahoo!, Inc.	2,666,920

			21,064,075

Shares			Value

Iron/Steel: 0.3%
50,150		Nucor Corp.	$2,316,930
18,800		United States Steel Corp.	699,360

			3,016,290

Leisure Time: 0.1%
69,150		Carnival Corp.	1,681,728

			1,681,728

Lodging: 0.0%
16,700	@	Las Vegas Sands Corp.	99,031

			99,031

Machinery - Construction & Mining: 0.4%
97,700		Caterpillar, Inc.	4,364,259

			4,364,259

Machinery - Diversified: 0.2%
68,300		Deere & Co.	2,617,256

			2,617,256

Media: 2.5%
444,550		Comcast Corp. - Class A	7,504,004
94,400	@	DIRECTV Group, Inc.	2,162,704
367,450		News Corp. - Class A	3,340,121
24,650	@	Time Warner Cable, Inc.	528,743
567,450		Time Warner, Inc.	5,708,547
88,800	@	Viacom - Class B	1,692,528
302,100		Walt Disney Co.	6,854,649

			27,791,296

Mining: 0.6%
129,300		Alcoa, Inc.	1,455,918
60,700		Freeport-McMoRan Copper & Gold, Inc.	1,483,508
69,300		Newmont Mining Corp.	2,820,510
34,900		Southern Copper Corp.	560,494

			6,320,430

Miscellaneous Manufacturing: 4.0%
111,550		3M Co.	6,418,587
40,600		Danaher Corp.	2,298,366
1,662,500		General Electric Co.	26,932,478
117,600		Honeywell International, Inc.	3,860,808
74,500		Illinois Tool Works, Inc.	2,611,225
76,200	@@	Tyco International Ltd.	1,645,920

			43,767,384

Oil & Gas: 12.6%
74,300		Anadarko Petroleum Corp.	2,864,265
52,750	S	Apache Corp.	3,931,458
91,500		Chesapeake Energy Corp.	1,479,555
328,150		Chevron Corp.	24,273,256
244,400		ConocoPhillips	12,659,920
70,650		Devon Energy Corp.	4,642,412
39,400		EOG Resources, Inc.	2,623,252
834,800		ExxonMobil Corp.	66,642,084
44,400		Hess Corp.	2,381,616
112,350		Marathon Oil Corp.	3,073,896
130,150		Occidental Petroleum Corp.	7,807,699
83,750		Valero Energy Corp.	1,812,350
87,450		XTO Energy, Inc.	3,084,362

			137,276,125

See Accompanying Notes to Financial Statements

47

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Oil & Gas Services: 1.4%
48,700		Baker Hughes, Inc.	$1,561,809
138,200		Halliburton Co.	2,512,476
65,800	@	National Oilwell Varco, Inc.	1,608,152
189,000		Schlumberger Ltd.	8,000,370
107,800	@	Weatherford International Ltd.	1,166,396

			14,849,203

Pharmaceuticals: 6.8%
244,550		Abbott Laboratories	13,051,634
313,850		Bristol-Myers Squibb Co.	7,297,013
56,450		Cardinal Health, Inc.	1,945,832
158,500		Eli Lilly & Co.	6,382,795
80,300	@	Medco Health Solutions, Inc.	3,365,373
340,400		Merck & Co., Inc.	10,348,160
1,072,500		Pfizer, Inc.	18,993,975
257,050		Schering-Plough Corp.	4,377,562
211,400		Wyeth	7,929,614

			73,691,958

Pipelines: 0.1%
92,800		Williams Cos., Inc.	1,343,744

			1,343,744

Retail: 5.9%
53,150		Best Buy Co., Inc.	1,494,047
68,850		Costco Wholesale Corp.	3,614,625
226,650		CVS Caremark Corp.	6,513,921
267,950		Home Depot, Inc.	6,168,209
231,750		Lowe’s Cos., Inc.	4,987,260
179,650		McDonald’s Corp.	11,172,434
111,200		Staples, Inc.	1,992,704
125,100		Target Corp.	4,319,703
157,000		Walgreen Co.	3,873,190
355,800		Wal-Mart Stores, Inc.	19,946,148

			64,082,241

Semiconductors: 1.7%
214,600		Applied Materials, Inc.	2,173,898
908,000		Intel Corp.	13,311,280
209,650		Texas Instruments, Inc.	3,253,768

			18,738,946

Software: 3.5%
84,450	@	Adobe Systems, Inc.	1,797,941
1,272,650	S	Microsoft Corp.	24,740,316
617,450	@	Oracle Corp.	10,947,389
6,700	@	VMware, Inc.	158,723

			37,644,369

Telecommunications: 6.6%
941,900		AT&T, Inc.	26,844,150
936,600	@	Cisco Systems, Inc.	15,266,580
249,750		Corning, Inc.	2,380,118
357,450		Motorola, Inc.	1,583,504
256,400		Qualcomm, Inc.	9,186,812
440,250		Sprint Nextel Corp.	805,658
452,000		Verizon Communications, Inc.	15,322,800

			71,389,622

Transportation: 2.0%
44,700		Burlington Northern Santa Fe Corp.	3,384,237
64,200		CSX Corp.	2,084,574
49,250		FedEx Corp.	3,159,388

Shares		Value

Transportation: (continued)
59,500	Norfolk Southern Corp.	$2,799,475
81,900	Union Pacific Corp.	3,914,820
108,500	United Parcel Service, Inc. - Class B	5,984,860

		21,327,354

	Total Common Stock (Cost $1,315,775,095)	1,031,368,914

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Regional Malls: 0.2%
35,700	Simon Property Group, Inc.	1,896,741

	Total Real Estate Investment Trusts (Cost $2,875,449)	1,896,741

	Total Long-Term Investments (Cost $1,318,650,544)	1,033,265,655

SHORT-TERM INVESTMENTS: 3.1%
Affiliated Mutual Fund: 3.1%
33,732,000	S	ING Institutional Prime Money Market Fund - Class I		33,732,000

		Total Short-Term Investments (Cost $33,732,000)		33,732,000

		Total Investments in Securities (Cost $1,352,382,544)*	98.1%	$1,066,997,655
		Other Assets and Liabilities - Net	1.9	20,641,235

		Net Assets	100.0%	$1,087,638,890

@	Non-income producing security
@@	Foreign Issuer
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $1,362,798,818.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$3,029,284
Gross Unrealized Depreciation	(298,830,447)

Net Unrealized Depreciation	$(295,801,163)

See Accompanying Notes to Financial Statements

48

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$1,066,788,159	$1,056,411
Level 2 — Other Significant Observable Inputs	209,496	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$1,066,997,655	$1,056,411

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING Russell Large Cap Index Portfolio Open Futures Contracts on December 31, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500®	216	03/19/09	$1,056,411

			$1,056,411

See Accompanying Notes to Financial Statements

49

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 89.5%
Advertising: 0.1%
2,300	@	Clear Channel Outdoor Holdings, Inc.	$14,145
27,050	@	Interpublic Group of Cos., Inc.	107,118
4,450	@, L	Lamar Advertising Co.	55,892

			177,155

Aerospace/Defense: 1.0%
1,900	@, L	Alliant Techsystems, Inc.	162,944
5,750	@	BE Aerospace, Inc.	44,218
7,150		Goodrich Corp.	264,693
7,050		L-3 Communications Holdings, Inc.	520,149
9,200		Rockwell Collins, Inc.	359,628
5,950	@	Spirit Aerosystems Holdings, Inc.	60,512

			1,412,144

Agriculture: 1.1%
6,950	L	Bunge Ltd.	359,802
10,000		Lorillard, Inc.	563,500
8,500		UST, Inc.	589,730

			1,513,032

Airlines: 0.8%
15,950	@	AMR Corp.	170,187
6,250	@	Continental Airlines, Inc.	112,875
1,700	@@	Copa Holdings SA	51,544
34,312	@	Delta Airlines, Inc.	393,216
41,900		Southwest Airlines Co.	361,178

			1,089,000

Apparel: 0.6%
19,500	@	Coach, Inc.	405,015
5,350	@	Hanesbrands, Inc.	68,213
4,950		Jones Apparel Group, Inc.	29,007
3,150		Polo Ralph Lauren Corp.	143,042
4,950		VF Corp.	271,112

			916,389

Auto Manufacturers: 0.3%
132,563	@, L	Ford Motor Co.	303,569
27,950	L	General Motors Corp.	89,440
4,250		Oshkosh Truck Corp.	37,783

			430,792

Auto Parts & Equipment: 0.3%
4,150	@@	Autoliv, Inc.	89,059
6,650	S	BorgWarner, Inc.	144,771
1,300	@	Federal Mogul Corp.	5,499
13,850	@	Goodyear Tire & Rubber Co.	82,685
2,850	@	TRW Automotive Holdings Corp.	10,260
3,750		WABCO Holdings, Inc.	59,213

			391,487

Banks: 2.9%
7,350		Associated Banc-Corp.	153,836
4,750		Bancorpsouth, Inc.	110,960
2,750		Bank of Hawaii Corp.	124,218
1,300		BOK Financial Corp.	52,520
2,300		City National Corp.	112,010
8,600		Comerica, Inc.	170,710
3,512		Commerce Bancshares, Inc.	154,352
3,350		Cullen/Frost Bankers, Inc.	169,778
28,850		Fifth Third Bancorp.	238,301
400		First Citizens BancShares, Inc.	61,120
11,802	L	First Horizon National Corp.	124,747

Shares			Value

Banks: (continued)
10,000		Fulton Financial Corp.	$96,200
21,000	L	Huntington Bancshares, Inc.	160,860
28,250		Keycorp	240,690
3,750		M&T Bank Corp.	215,288
14,850	L	Marshall & Ilsley Corp.	202,554
12,600		Northern Trust Corp.	656,964
16,150	@@	Popular, Inc.	83,334
39,850		Regions Financial Corp.	317,206
16,150		Synovus Financial Corp.	134,045
7,250		TCF Financial Corp.	99,035
7,585		Valley National Bancorp.	153,596
3,050		Webster Financial Corp.	42,029
3,650		Whitney Holding Corp.	58,364
3,850		Wilmington Trust Corp.	85,624
6,650		Zions Bancorp.	162,992

			4,181,333

Beverages: 1.2%
5,912		Brown-Forman Corp.	304,409
2,300	@	Central European Distribution Corp.	45,310
18,250		Coca-Cola Enterprises, Inc.	219,548
10,600	@	Constellation Brands, Inc.	167,162
14,550	@	Dr Pepper Snapple Group, Inc.	236,438
4,150	@, L	Hansen Natural Corp.	139,150
6,650		Molson Coors Brewing Co.	325,318
7,850		Pepsi Bottling Group, Inc.	176,704
3,350		PepsiAmericas, Inc.	68,206

			1,682,245

Biotechnology: 0.7%
400	@	Abraxis Bioscience, Inc.	26,368
7,850	@	Amylin Pharmaceuticals, Inc.	85,173
3,950	@	Charles River Laboratories International, Inc.	103,490
7,050	@, L	Illumina, Inc.	183,653
9,511	@	Life Technologies Corp.	221,701
3,150	@	Millipore Corp.	162,288
8,500	@, S	Vertex Pharmaceuticals, Inc.	258,230

			1,040,903

Building Materials: 0.5%
1,200	@	Armstrong World Industries, Inc.	25,944
2,500		Eagle Materials, Inc.	46,025
2,700		Lennox International, Inc.	87,183
2,300		Martin Marietta Materials, Inc.	223,284
20,700		Masco Corp.	230,391
4,350	@	Owens Corning, Inc.	75,255
3,850	@	USG Corp.	30,954

			719,036

Chemicals: 2.5%
4,750		Airgas, Inc.	185,203
5,250		Albemarle Corp.	117,075
4,150		Ashland, Inc.	43,617
3,750		Cabot Corp.	57,375
8,200		Celanese Corp.	101,926
3,150		CF Industries Holdings, Inc.	154,854
13,950		Chemtura Corp.	19,530
2,750		Cytec Industries, Inc.	58,355
4,350		Eastman Chemical Co.	137,939
10,000		Ecolab, Inc.	351,500
4,250		FMC Corp.	190,103
9,300		Huntsman Corp.	31,992

See Accompanying Notes to Financial Statements

50

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Chemicals: (continued)
4,650		International Flavors & Fragrances, Inc.	$138,198
2,000	@	Intrepid Potash, Inc.	41,540
3,950		Lubrizol Corp.	143,741
9,400		PPG Industries, Inc.	398,842
7,650		Rohm & Haas Co.	472,694
7,450		RPM International, Inc.	99,011
5,850	S	Sherwin-Williams Co.	349,538
7,450		Sigma-Aldrich Corp.	314,688
5,850		Terra Industries, Inc.	97,520
400		Valhi, Inc.	4,280
5,750		Valspar Corp.	104,018

			3,613,539

Coal: 0.5%
4,050	@	Alpha Natural Resources, Inc.	65,570
8,250		Arch Coal, Inc.	134,393
10,400		Consol Energy, Inc.	297,232
2,600		Foundation Coal Holdings, Inc.	36,452
4,650		Massey Energy Co.	64,124
4,450	@	Patriot Coal Corp.	27,813
3,150		Walter Industries, Inc.	55,157

			680,741

Commercial Services: 3.9%
3,850	@	Alliance Data Systems Corp.	179,141
7,350	@	Apollo Group, Inc. - Class A	563,157
5,850	@	Avis Budget Group, Inc.	4,095
2,300	@	Brink’s Home Security Holdings, Inc.	50,416
5,150	@	Career Education Corp.	92,391
7,050	@	Convergys Corp.	45,191
2,000		Corporate Executive Board Co.	44,120
7,150	@	Corrections Corp. of America	116,974
3,550		DeVry, Inc.	203,806
7,450		Equifax, Inc.	197,574
2,850	@	FTI Consulting, Inc.	127,338
3,450	@, @@	Genpact Ltd.	28,359
4,550		Global Payments, Inc.	149,195
18,650		H&R Block, Inc.	423,728
18,450	@	Hertz Global Holdings, Inc.	93,542
5,650	@	Hewitt Associates, Inc.	160,347
3,550		Hillenbrand, Inc.	59,214
10,300	@	Iron Mountain, Inc.	254,719
2,200	@	ITT Educational Services, Inc.	208,956
5,600		Lender Processing Services, Inc.	164,920
4,550		Manpower, Inc.	154,655
6,850	@	Monster Worldwide, Inc.	82,817
11,300		Moody’s Corp.	227,017
900	@	Morningstar, Inc.	31,950
18,550		Paychex, Inc.	487,494
6,150	L	Pharmaceutical Product Development, Inc.	178,412
11,300	@	Quanta Services, Inc.	223,740
8,250		Robert Half International, Inc.	171,765
12,100		RR Donnelley & Sons Co.	164,318
11,600	@	SAIC, Inc.	225,968
14,950		Service Corp. International	74,302
800		Strayer Education, Inc.	171,528
2,120	@	Ticketmaster	13,610
9,400		Total System Services, Inc.	131,600
369	@	Tree.com, Inc.	959

Shares			Value

Commercial Services: (continued)
3,350	@	United Rentals, Inc.	$30,552
2,100		Weight Watchers International, Inc.	61,782

			5,599,652

Computers: 1.9%
5,150	@	Affiliated Computer Services, Inc.	236,643
21,600	@	Brocade Communications Systems, Inc.	60,480
14,850	@	Cadence Design Systems, Inc.	54,351
16,650	@	Cognizant Technology Solutions Corp.	300,699
8,600	@	Computer Sciences Corp.	302,204
3,750		Diebold, Inc.	105,338
2,500	@, L	DST Systems, Inc.	94,950
2,500	@	IHS, Inc.	93,550
5,050	@	Lexmark International, Inc.	135,845
9,600	@	NCR Corp.	135,744
19,700	@	NetApp, Inc.	275,209
12,900	@	Sandisk Corp.	123,840
27,750		Seagate Technology, Inc.	122,933
44,800	@	Sun Microsystems, Inc.	171,136
8,150	@	Synopsys, Inc.	150,938
10,300	@	Teradata Corp.	152,749
20,400	@	Unisys Corp.	17,340
12,700	@	Western Digital Corp.	145,415

			2,679,364

Cosmetics/Personal Care: 0.6%
4,950		Alberto-Culver Co.	121,325
24,500	S	Avon Products, Inc.	588,735
3,450	@	Bare Escentuals, Inc.	18,044
5,650		Estee Lauder Cos., Inc.	174,924

			903,028

Distribution/Wholesale: 0.9%
7,450		Fastenal Co.	259,633
9,400		Genuine Parts Co.	355,884
9,600	@	Ingram Micro, Inc.	128,544
7,750	@	LKQ Corp.	90,365
3,050	@	Tech Data Corp.	54,412
2,400	@	Wesco International, Inc.	46,152
4,350		WW Grainger, Inc.	342,954

			1,277,944

Diversified Financial Services: 2.5%
2,300	@	Affiliated Managers Group, Inc.	96,416
6,650	@, L	AmeriCredit Corp.	50,806
12,800		Ameriprise Financial, Inc.	299,008
16,250		CIT Group, Inc.	73,775
27,450		Discover Financial Services	261,599
24,100	@	E*Trade Financial Corp.	27,715
5,850		Eaton Vance Corp.	122,909
4,950		Federated Investors, Inc.	83,952
2,850		GLG Partners, Inc.	6,470
4,050	@	IntercontinentalExchange, Inc.	333,882
22,200		Invesco Ltd.	320,568
2,500	@	Investment Technology Group, Inc.	56,800
9,400		Janus Capital Group, Inc.	75,482
7,250		Jefferies Group, Inc.	101,935
4,350	@@	Lazard Ltd.	129,369
7,950		Legg Mason, Inc.	174,185

See Accompanying Notes to Financial Statements

51

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Diversified Financial Services: (continued)
5,650	@, @@, L	MF Global Ltd.	$11,526
7,750	@	Nasdaq Stock Market, Inc.	191,503
5,450		Raymond James Financial, Inc.	93,359
26,750	@	SLM Corp.	238,075
300		Student Loan Corp.	12,300
14,850		T. Rowe Price Group, Inc.	526,284
13,950	@	TD Ameritrade Holding Corp.	198,788
4,950		Waddell & Reed Financial, Inc.	76,527

			3,563,233

Electric: 7.0%
38,550	@	AES Corp.	317,652
9,600		Allegheny Energy, Inc.	325,056
6,350		Alliant Energy Corp.	185,293
12,000		Ameren Corp.	399,120
23,000		American Electric Power Co., Inc.	765,440
20,300	@	Calpine Corp.	147,784
13,000		CMS Energy Corp.	131,430
15,650		Consolidated Edison, Inc.	609,255
10,300		Constellation Energy Group, Inc.	258,427
6,550		DPL, Inc.	149,602
9,400		DTE Energy Co.	335,298
28,350	@	Dynegy, Inc. - Class A	56,700
18,650		Edison International	599,038
6,750		Great Plains Energy, Inc.	130,478
4,850		Hawaiian Electric Industries	107,379
4,350		Integrys Energy Group, Inc.	186,963
10,500		MDU Resources Group, Inc.	226,590
9,000	@	Mirant Corp.	169,830
8,900		Northeast Utilities	214,134
13,500	@, L	NRG Energy, Inc.	314,955
6,150		NSTAR	224,414
13,400		NV Energy, Inc.	132,526
5,250		OGE Energy Corp.	135,345
20,500		Pacific Gas & Electric Co.	793,555
11,500		Pepco Holdings, Inc.	204,240
5,850		Pinnacle West Capital Corp.	187,961
21,400		PPL Corp.	656,766
14,950		Progress Energy, Inc.	595,758
7,450		Puget Energy, Inc.	203,162
19,900	@	Reliant Energy, Inc.	115,022
6,750		SCANA Corp.	240,300
12,100		TECO Energy, Inc.	149,435
6,750		Wisconsin Energy Corp.	283,365
24,700		Xcel Energy, Inc.	458,185

			10,010,458

Electrical Components & Equipment: 0.6%
6,050		Ametek, Inc.	182,771
3,250	@	Energizer Holdings, Inc.	175,955
3,050	@, S	General Cable Corp.	53,955
3,150		Hubbell, Inc.	102,942
7,750		Molex, Inc.	112,298
4,700	@	Sunpower Corp. - Class A	173,900

			801,821

Electronics: 1.7%
21,000	@	Agilent Technologies, Inc.	328,230
10,100		Amphenol Corp.	242,198
7,050	@	Arrow Electronics, Inc.	132,822
8,600	@	Avnet, Inc.	156,606
2,850		AVX Corp.	22,629
2,950	@	Dolby Laboratories, Inc.	96,642

Shares			Value

Electronics: (continued)
7,850	@	Flir Systems, Inc.	$240,838
7,350	@@	Garmin Ltd.	140,900
8,250		Gentex Corp.	72,848
2,000	@	Itron, Inc.	127,480
12,000		Jabil Circuit, Inc.	81,000
2,000	@, @@	Mettler Toledo International, Inc.	134,800
3,250		National Instruments Corp.	79,170
6,750		PerkinElmer, Inc.	93,893
3,350	@	Thomas & Betts Corp.	80,467
6,950	@	Trimble Navigation Ltd.	150,190
10,700	@	Vishay Intertechnology, Inc.	36,594
5,750	@	Waters Corp.	210,738

			2,428,045

Energy - Alternate Sources: 0.1%
6,850	@	Covanta Holding Corp.	150,426

			150,426

Engineering & Construction: 1.2%
5,850	@	Aecom Technology Corp.	179,771
10,200		Fluor Corp.	457,674
8,250	@, @@	Foster Wheeler Ltd.	192,885
6,950	@	Jacobs Engineering Group, Inc.	334,295
9,700		KBR, Inc.	147,440
13,000	@	McDermott International, Inc.	128,440
4,750	@	Shaw Group, Inc.	97,233
4,850	@	URS Corp.	197,735

			1,735,473

Entertainment: 0.4%
760	@	Ascent Media Corp.	16,598
4,550	@	DreamWorks Animation SKG, Inc.	114,933
17,750		International Game Technology	211,048
1,900		International Speedway Corp.	54,587
4,250	@	Penn National Gaming, Inc.	90,865
4,550		Regal Entertainment Group	46,456
3,750	@	Scientific Games Corp.	65,775
3,150	L	Warner Music Group Corp.	9,513

			609,775

Environmental Control: 0.6%
8,150		Nalco Holding Co.	94,051
18,660		Republic Services, Inc.	462,581
4,950	@	Stericycle, Inc.	257,796

			814,428

Food: 3.0%
12,500		Campbell Soup Co.	375,125
25,950		ConAgra Foods, Inc.	428,175
4,250		Corn Products International, Inc.	122,613
7,750	@	Dean Foods Co.	139,268
11,300		Del Monte Foods Co.	80,682
8,800		Hershey Co.	305,712
18,050		HJ Heinz Co.	678,680
4,050		Hormel Foods Corp.	125,874
6,750		JM Smucker Co.	292,680
6,450		McCormick & Co., Inc.	205,497
25,150		Safeway, Inc.	597,816
40,550		Sara Lee Corp.	396,985
6,750	@, L	Smithfield Foods, Inc.	94,973
12,100		Supervalu, Inc.	176,660
16,850		Tyson Foods, Inc.	147,606
8,050	L	Whole Foods Market, Inc.	75,992

			4,244,338

See Accompanying Notes to Financial Statements

52

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Forest Products & Paper: 0.6%
28,150	@, @@	Domtar Corp.	$47,011
24,500		International Paper Co.	289,100
10,000		MeadWestvaco Corp.	111,900
12,100		Weyerhaeuser Co.	370,381

			818,392

Gas: 1.3%
4,350		AGL Resources, Inc.	136,373
5,150		Atmos Energy Corp.	122,055
18,850		CenterPoint Energy, Inc.	237,887
4,050		Energen Corp.	118,787
4,650		National Fuel Gas Co.	145,685
15,750		NiSource, Inc.	172,778
14,350		Sempra Energy	611,741
6,450		Southern Union Co.	84,108
6,150		UGI Corp.	150,183
4,650		Vectren Corp.	116,297

			1,895,894

Hand/Machine Tools: 0.5%
3,450		Black & Decker Corp.	144,245
4,350		Kennametal, Inc.	96,527
2,400		Lincoln Electric Holdings, Inc.	122,232
3,250		Snap-On, Inc.	127,985
4,450		Stanley Works	151,745

			642,734

Healthcare - Products: 2.7%
2,950	@	Advanced Medical Optics, Inc.	19,500
3,650		Beckman Coulter, Inc.	160,381
2,600		Cooper Cos., Inc.	42,640
5,750		CR Bard, Inc.	484,495
8,500		Densply International, Inc.	240,040
3,150	@	Edwards Lifesciences Corp.	173,093
3,150	@	Gen-Probe, Inc.	134,946
5,150	@	Henry Schein, Inc.	188,954
3,550		Hill-Rom Holdings, Inc.	58,433
14,750	@, L	Hologic, Inc.	192,783
9,100	@	Hospira, Inc.	244,062
3,450	@	Idexx Laboratories, Inc.	124,476
2,200	@	Intuitive Surgical, Inc.	279,378
4,450	@	Inverness Medical Innovations, Inc.	84,150
3,250	@	Kinetic Concepts, Inc.	62,335
6,950	@	Patterson Cos., Inc.	130,313
4,450	@	Resmed, Inc.	166,786
19,400	@	St. Jude Medical, Inc.	639,424
2,200		Techne Corp.	141,944
7,250	@	Varian Medical Systems, Inc.	254,040

			3,822,173

Healthcare - Services: 1.9%
2,100	L	Brookdale Senior Living, Inc.	11,718
16,050		Cigna Corp.	270,443
5,550	@	Community Health Systems, Inc.	80,919
3,650	@	Covance, Inc.	168,010
8,700	@	Coventry Health Care, Inc.	129,456
5,950	@	DaVita, Inc.	294,942
13,950	@	Health Management Associates, Inc.	24,971
6,150	@	Health Net, Inc.	66,974
9,700	@	Humana, Inc.	361,616
6,350	@	Laboratory Corp. of America Holdings	409,004

Shares			Value

Healthcare - Services: (continued)
3,150	@	LifePoint Hospitals, Inc.	$71,946
4,150	@	Lincare Holdings, Inc.	111,760
2,700	@	Pediatrix Medical Group, Inc.	85,590
9,100		Quest Diagnostics	472,381
27,450	@	Tenet Healthcare Corp.	31,568
2,700		Universal Health Services, Inc.	101,439
2,400	@	WellCare Health Plans, Inc.	30,864

			2,723,601

Holding Companies - Diversified: 0.1%
10,200		Leucadia National Corp.	201,960

			201,960

Home Builders: 0.6%
7,050		Centex Corp.	75,012
18,150		D.R. Horton, Inc.	128,321
4,350	L	KB Home	59,247
7,750		Lennar Corp.	67,193
2,000		MDC Holdings, Inc.	60,600
220	@	NVR, Inc.	100,375
12,100		Pulte Homes, Inc.	132,253
2,100		Thor Industries, Inc.	27,678
7,550	@	Toll Brothers, Inc.	161,797

			812,476

Home Furnishings: 0.2%
3,350		Harman International Industries, Inc.	56,046
4,250		Whirlpool Corp.	175,738

			231,784

Household Products/Wares: 0.9%
6,050		Avery Dennison Corp.	198,017
3,850		Church & Dwight Co., Inc.	216,062
7,850		Clorox Co.	436,146
8,800		Fortune Brands, Inc.	363,264
3,950	@	Jarden Corp.	45,425
2,500		Scotts Miracle-Gro Co.	74,300

			1,333,214

Housewares: 0.2%
15,850		Newell Rubbermaid, Inc.	155,013
2,100		Toro Co.	69,300

			224,313

Insurance: 5.6%
320	@	Alleghany Corp.	90,240
2,850		Allied World Assurance Holdings Ltd.	115,710
4,550		American Financial Group, Inc.	104,104
900		American National Insurance	66,357
15,850		AON Corp.	724,028
2,600	@, @@	Arch Capital Group Ltd.	182,260
5,350		Arthur J. Gallagher & Co.	138,619
6,750		Assurant, Inc.	202,500
8,500	@@	Axis Capital Holdings Ltd.	247,520
6,650		Brown & Brown, Inc.	138,985
8,400		Cincinnati Financial Corp.	244,188
1,500		CNA Financial Corp.	24,660
10,600	@	Conseco, Inc.	54,908
3,050	@@	Endurance Specialty Holdings Ltd.	93,117
1,800		Erie Indemnity Co.	67,734
3,550	@@	Everest Re Group Ltd.	270,297
12,200		Fidelity National Title Group, Inc.	216,550

See Accompanying Notes to Financial Statements

53

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Insurance: (continued)
5,250		First American Corp.	$151,673
24,750		Genworth Financial, Inc.	70,043
2,950		Hanover Insurance Group, Inc.	126,762
6,650		HCC Insurance Holdings, Inc.	177,888
14,850		Lincoln National Corp.	279,774
580	@	Markel Corp.	173,420
29,250		Marsh & McLennan Cos., Inc.	709,898
12,200		MBIA, Inc.	49,654
1,500		Mercury General Corp.	68,985
7,150		MGIC Investment Corp.	24,882
2,600		Nationwide Financial Services	135,746
13,200		Old Republic International Corp.	157,344
1,300		OneBeacon Insurance Group Ltd.	13,572
3,150	@@	PartnerRe Ltd.	224,501
14,850		Principal Financial Group, Inc.	335,165
38,850		Progressive Corp.	575,369
4,050		Protective Life Corp.	58,118
3,950		Reinsurance Group of America, Inc.	169,139
3,550	@@	RenaissanceRe Holdings Ltd.	183,038
2,850		Stancorp Financial Group, Inc.	119,045
5,150		Torchmark Corp.	230,205
1,500		Transatlantic Holdings, Inc.	60,090
2,300		Unitrin, Inc.	36,662
19,900		UnumProvident Corp.	370,140
100		Wesco Financial Corp.	28,790
480		White Mountains Insurance Group Ltd.	128,213
8,250		WR Berkley Corp.	255,750
18,950	@@	XL Capital, Ltd.	70,115

			7,965,758

Internet: 1.0%
9,600	@	Akamai Technologies, Inc.	144,864
5,854	@	Emdeon Corp.	61,233
1,900	@	Equinix, Inc.	101,061
11,900	@	Expedia, Inc.	98,056
4,750	@	F5 Networks, Inc.	108,585
5,300	@	IAC/InterActiveCorp	83,369
34,000	@	Liberty Media Corp. - Interactive - Class A	106,080
8,600	@	McAfee, Inc.	297,302
2,200	@	Priceline.com, Inc.	162,030
1,600	@, @@	Sohucom, Inc.	75,744
11,200	@	VeriSign, Inc.	213,696
400	@	WebMD Health Corp.	9,436

			1,461,456

Investment Companies: 0.0%
10,300		Allied Capital Corp.	27,707
11,600	L	American Capital Ltd.	37,584

			65,291

Iron/Steel: 0.5%
6,450		AK Steel Holding Corp.	60,114
5,850		Allegheny Technologies, Inc.	149,351
2,500		Carpenter Technology Corp.	51,350
6,550		Cliffs Natural Resources, Inc.	167,746
3,550		Reliance Steel & Aluminum Co.	70,787
1,300		Schnitzer Steel Industries, Inc.	48,945
9,300		Steel Dynamics, Inc.	103,974

			652,267

Shares			Value

Leisure Time: 0.2%
13,600		Harley-Davidson, Inc.	$230,792
2,120	@	Interval Leisure Group, Inc.	11,427
7,850	L	Royal Caribbean Cruises Ltd.	107,938

			350,157

Lodging: 0.6%
3,250	L	Boyd Gaming Corp.	15,373
1,700		Choice Hotels International, Inc.	51,102
16,950		Marriott International, Inc.	329,678
7,150	@, L	MGM Mirage	98,384
2,400	@@	Orient-Express Hotels Ltd.	18,384
10,700		Starwood Hotels & Resorts Worldwide, Inc.	191,530
10,200		Wyndham Worldwide Corp.	66,810
3,250	@, L	Wynn Resorts Ltd.	137,345

			908,606

Machinery - Construction & Mining: 0.2%
4,250		Bucyrus International, Inc.	78,710
6,150		Joy Global, Inc.	140,774
5,850	@	Terex Corp.	101,322

			320,806

Machinery - Diversified: 1.1%
5,250	@	AGCO Corp.	123,848
11,600		Cummins, Inc.	310,068
3,250		Flowserve Corp.	167,375
3,050	@	Gardner Denver, Inc.	71,187
3,450		Graco, Inc.	81,869
4,750		IDEX Corp.	114,713
7,450		Manitowoc Co., Inc.	64,517
8,500		Rockwell Automation, Inc.	274,040
5,050		Roper Industries, Inc.	219,221
3,750	@	Zebra Technologies Corp.	75,975

			1,502,813

Media: 2.0%
12,700		Cablevision Systems Corp.	213,868
33,800		CBS Corp. - Class B	276,822
2,100	@, @@, S, L	Central European Media Enterprises Ltd.	45,612
3,050	@, @@	CTC Media, Inc.	14,640
16,150	@	Discovery Communications, Inc. - Class C	216,249
11,700	@	Dish Network Corp.	129,753
1,600		EW Scripps Co.	3,536
2,400		Factset Research Systems, Inc.	106,176
13,100	L	Gannett Co., Inc.	104,800
1,300		Hearst-Argyle Television, Inc.	7,878
2,300		John Wiley & Sons, Inc.	81,834
16,850	@	Liberty Global, Inc.	268,252
6,450	@	Liberty Media Corp. - Capital Shares A	30,380
29,650	@	Liberty Media Corp. - Entertainment	518,282
18,350		McGraw-Hill Cos., Inc.	425,537
2,200		Meredith Corp.	37,664
8,250	L	New York Times Co.	60,473
4,950		Scripps Networks Interactive - Class A	108,900
170,170	@	Sirius XM Radio, Inc.	20,420
420		Washington Post	163,905

			2,834,981

See Accompanying Notes to Financial Statements

54

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Metal Fabricate/Hardware: 0.5%
6,550		Commercial Metals Co.	$77,749
7,950		Precision Castparts Corp.	472,866
4,750		Timken Co.	93,243
1,100		Valmont Industries, Inc.	67,496

			711,354

Mining: 0.3%
2,000	@	Century Aluminum Co.	20,000
4,950		Titanium Metals Corp.	43,610
6,250		Vulcan Materials Co.	434,875

			498,485

Miscellaneous Manufacturing: 2.8%
3,950		Aptargroup, Inc.	139,198
2,300		Brink’s Co.	61,824
3,450		Carlisle Cos., Inc.	71,415
10,000		Cooper Industries Ltd.	292,300
2,950		Crane Co.	50,858
4,450		Donaldson Co., Inc.	149,743
10,900		Dover Corp.	358,828
16,550	L	Eastman Kodak Co.	108,899
9,400		Eaton Corp.	467,274
4,850		Harsco Corp.	134,248
17,960	@@	Ingersoll-Rand Co.	311,606
10,400		ITT Corp.	478,296
1,609		John Bean Technologies Corp.	13,146
9,000		Leggett & Platt, Inc.	136,710
7,050		Pall Corp.	200,432
9,600		Parker Hannifin Corp.	408,384
5,750		Pentair, Inc.	136,103
3,150		SPX Corp.	127,733
2,200		Teleflex, Inc.	110,220
14,250		Textron, Inc.	197,648
4,650	S	Trinity Industries, Inc.	73,284

			4,028,149

Office Furnishings: 0.0%
3,550		Steelcase, Inc.	19,951

			19,951

Office/Business Equipment: 0.5%
11,900		Pitney Bowes, Inc.	303,212
51,550		Xerox Corp.	410,854

			714,066

Oil & Gas: 4.3%
3,150	@	Atwood Oceanics, Inc.	48,132
5,850		Cabot Oil & Gas Corp.	152,100
4,750		Cimarex Energy Co.	127,205
1,600	@	CNX Gas Corp.	43,680
1,700	@, L	Continental Resources, Inc.	35,207
14,050	@	Denbury Resources, Inc.	153,426
3,950		Diamond Offshore Drilling	232,813
3,050	@	Encore Acquisition Co.	77,836
8,300		ENSCO International, Inc.	235,637
7,550		Equitable Resources, Inc.	253,303
5,050	@	Forest Oil Corp.	83,275
5,950		Frontier Oil Corp.	75,149
5,950		Helmerich & Payne, Inc.	135,363
5,050	@	Hercules Offshore, Inc.	23,988
2,400		Holly Corp.	43,752
4,950	@	Mariner Energy, Inc.	50,490
10,900		Murphy Oil Corp.	483,415
16,150	@, @@	Nabors Industries Ltd.	193,316

Shares			Value

Oil & Gas: (continued)
7,550	@	Newfield Exploration Co.	$149,113
15,450		Noble Corp.	341,291
9,900		Noble Energy, Inc.	487,278
8,800		Patterson-UTI Energy, Inc.	101,288
14,400	@	PetroHawk Energy Corp.	225,072
6,850		Pioneer Natural Resources Co.	110,833
6,150	@	Plains Exploration & Production Co.	142,926
9,600	@	Pride International, Inc.	153,408
9,900		Questar Corp.	323,631
5,850	@	Quicksilver Resources, Inc.	32,585
8,800		Range Resources Corp.	302,632
6,450		Rowan Cos., Inc.	102,555
5,950	@	SandRidge Energy, Inc.	36,593
19,600	@	Southwestern Energy Co.	567,812
3,550		St. Mary Land & Exploration Co.	72,101
6,750		Sunoco, Inc.	293,355
7,850		Tesoro Corp.	103,385
2,700	@	Unit Corp.	72,144
1,700		W&T Offshore, Inc.	24,344
2,400	@	Whiting Petroleum Corp.	80,304

			6,170,737

Oil & Gas Services: 1.0%
16,850		BJ Services Co.	196,640
12,400	@	Cameron International Corp.	254,200
4,950	@	Dresser-Rand Group, Inc.	85,388
3,750	@, L	Exterran Holdings, Inc.	79,875
7,350	@	FMC Technologies, Inc.	175,151
6,650	@	Global Industries Ltd.	23,209
5,250	@	Helix Energy Solutions Group, Inc.	38,010
7,150	@	Key Energy Services, Inc.	31,532
3,150	@	Oceaneering International, Inc.	91,791
2,850	@	Oil States International, Inc.	53,267
1,200	@	SEACOR Holdings, Inc.	79,980
12,300		Smith International, Inc.	281,547
4,650	@	Superior Energy Services	74,075
4,250	@	Tetra Technologies, Inc.	20,655

			1,485,320

Packaging & Containers: 1.0%
5,650		Ball Corp.	234,984
5,750		Bemis Co.	136,160
9,200	@	Crown Holdings, Inc.	176,640
1,900		Greif, Inc. - Class A	63,517
14,750	@	Jefferson Smurfit Corp.	3,761
9,500	@	Owens-Illinois, Inc.	259,635
5,950		Packaging Corp. of America	80,087
7,550	@	Pactiv Corp.	187,844
9,200		Sealed Air Corp.	137,448
5,750		Sonoco Products Co.	133,170
6,050		Temple-Inland, Inc.	29,040

			1,442,286

Pharmaceuticals: 2.7%
17,450		Allergan, Inc.	703,584
9,300		AmerisourceBergen Corp.	331,638
5,650	@	BioMarin Pharmaceuticals, Inc.	100,570
3,950	@	Cephalon, Inc.	304,308
6,850	@	Endo Pharmaceuticals Holdings, Inc.	177,278
12,100	@	Express Scripts, Inc.	665,258
17,450	@	Forest Laboratories, Inc.	444,452
3,750	@@	Herbalife Ltd.	81,300
14,150	@	King Pharmaceuticals, Inc.	150,273

See Accompanying Notes to Financial Statements

55

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Pharmaceuticals: (continued)
17,450	@, L	Mylan Laboratories	$172,581
3,050	@	NBTY, Inc.	47,733
6,050		Omnicare, Inc.	167,948
4,450		Perrigo Co.	143,780
6,150	@	Sepracor, Inc.	67,527
4,850	@	VCA Antech, Inc.	96,418
5,250	@	Warner Chilcott Ltd.	76,125
5,950	@	Watson Pharmaceuticals, Inc.	158,092

			3,888,865

Pipelines: 0.7%
40,250		El Paso Corp.	315,158
5,950		Oneok, Inc.	173,264
36,350		Spectra Energy Corp.	572,149

			1,060,571

Real Estate: 0.2%
9,800	@	CB Richard Ellis Group, Inc.	42,336
4,250		Forest City Enterprises, Inc.	28,475
1,800		Jones Lang LaSalle, Inc.	49,860
5,250	@, L	St. Joe Co.	127,680

			248,351

Retail: 5.8%
4,950		Abercrombie & Fitch Co.	114,197
5,450		Advance Auto Parts, Inc.	183,393
9,900		American Eagle Outfitters	92,664
3,350	@	AnnTaylor Stores Corp.	19,330
6,650	@	Autonation, Inc.	65,702
2,200	@	Autozone, Inc.	306,834
2,100		Barnes & Noble, Inc.	31,500
14,850	@	Bed Bath & Beyond, Inc.	377,487
4,650	@	Big Lots, Inc.	67,379
3,450	@	BJ’s Wholesale Club, Inc.	118,197
5,850		Brinker International, Inc.	61,659
4,650		Burger King Holdings, Inc.	111,042
12,500	@, L	Carmax, Inc.	98,500
1,900	@	Chipotle Mexican Grill, Inc.	117,762
3,650	@	Copart, Inc.	99,244
8,050		Darden Restaurants, Inc.	226,849
4,850	@	Dick’s Sporting Goods, Inc.	68,434
5,150	@	Dollar Tree, Inc.	215,270
8,050		Family Dollar Stores, Inc.	209,864
8,900		Foot Locker, Inc.	65,326
9,400	@	GameStop Corp.	203,604
27,950		Gap, Inc.	374,251
3,450		Guess ?, Inc.	52,958
2,120	@	HSN, Inc.	15,412
12,700		JC Penney Co., Inc.	250,190
17,650	@	Kohl’s Corp.	638,930
16,350		Limited Brands, Inc.	164,154
5,450		Liz Claiborne, Inc.	14,170
24,100		Macy’s, Inc.	249,435
2,500		MSC Industrial Direct Co.	92,075
10,400	L	Nordstrom, Inc.	138,424
15,750	@	Office Depot, Inc.	46,935
4,350		OfficeMax, Inc.	33,234
7,650	@	O’Reilly Automotive, Inc.	235,161
1,500	@	Panera Bread Co.	78,360
2,300	L	Penske Auto Group, Inc.	17,664
7,350		Petsmart, Inc.	135,608
2,950		Phillips-Van Heusen	59,384
7,550		RadioShack Corp.	90,147

Shares			Value

Retail: (continued)
29,150	@, L	Rite Aid Corp.	$9,037
7,650		Ross Stores, Inc.	227,435
8,300	@, L	Saks, Inc.	36,354
3,350	@, L	Sears Holding Corp.	130,215
4,950	@@, L	Signet Jewelers Ltd.	42,917
41,700	@	Starbucks Corp.	394,482
7,250		Tiffany & Co.	171,318
10,600	@@	Tim Hortons, Inc.	305,704
24,400		TJX Cos., Inc.	501,908
6,550	@	Urban Outfitters, Inc.	98,119
5,450		Williams-Sonoma, Inc.	42,837
27,150		Yum! Brands, Inc.	855,109

			8,356,164

Savings & Loans: 1.0%
4,850		Astoria Financial Corp.	79,928
1,300		Capitol Federal Financial	59,280
29,750		Hudson City Bancorp., Inc.	474,810
19,600		New York Community Bancorp., Inc.	234,416
19,800		People’s United Financial, Inc.	353,034
25,450	@	Sovereign Bancorp., Inc.	75,841
5,950	L	TFS Financial Corp.	76,755
4,950		Washington Federal, Inc.	74,052

			1,428,116

Semiconductors: 3.0%
34,800	@, L	Advanced Micro Devices, Inc.	75,168
17,250		Altera Corp.	288,248
16,650		Analog Devices, Inc.	316,683
25,550	@	Atmel Corp.	79,972
29,450	@	Broadcom Corp.	499,767
5,150	@	Cree, Inc.	81,731
8,600	@	Cypress Semiconductor Corp.	38,442
7,150	@	Fairchild Semiconductor International, Inc.	34,964
9,800	@	Integrated Device Technology, Inc.	54,978
4,150	@	International Rectifier Corp.	56,025
7,050		Intersil Corp.	64,790
9,700		KLA-Tencor Corp.	211,363
7,150	@	Lam Research Corp.	152,152
12,700		Linear Technology Corp.	280,924
36,550	@	LSI Logic Corp.	120,250
27,850	@, @@	Marvell Technology Group Ltd.	185,760
13,000	@	MEMC Electronic Materials, Inc.	185,640
10,600		Microchip Technology, Inc.	207,018
43,600	@	Micron Technology, Inc.	115,104
13,100		National Semiconductor Corp.	131,917
5,750	@	Novellus Systems, Inc.	70,955
31,800	@	Nvidia Corp.	256,626
23,400	@	ON Semiconductor Corp.	79,560
7,650	@	QLogic Corp.	102,816
5,950	@	Rambus, Inc.	94,724
2,850	@	Silicon Laboratories, Inc.	70,623
9,800	@	Teradyne, Inc.	41,356
4,250	@	Varian Semiconductor Equipment Associates, Inc.	77,010
15,950		Xilinx, Inc.	284,229

			4,258,795

Software: 3.1%
34,000	@	Activision Blizzard, Inc.	293,760
4,850	@	Ansys, Inc.	135,267
12,800	@	Autodesk, Inc.	251,520

See Accompanying Notes to Financial Statements

56

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Software: (continued)
11,000	@, S	BMC Software, Inc.	$296,010
8,050		Broadridge Financial Solutions ADR	100,947
22,200		CA, Inc.	411,366
3,950	@, L	Cerner Corp.	151,878
10,500	@	Citrix Systems, Inc.	247,485
14,950	@	Compuware Corp.	100,913
3,150		Dun & Bradstreet Corp.	243,180
18,250	@	Electronic Arts, Inc.	292,730
11,200		Fidelity National Information Services, Inc.	182,224
9,400	@	Fiserv, Inc.	341,878
10,400		IMS Health, Inc.	157,664
18,350	@	Intuit, Inc.	436,547
5,150	@	Metavante Technologies, inc.	82,967
2,500	@	MSCI, Inc. - Class A	44,400
20,200	@	Novell, Inc.	78,578
10,600	@	Nuance Communications, Inc.	109,816
10,900	@	Red Hat, Inc.	144,098
6,050	@	Salesforce.com, Inc.	193,661
7,650		SEI Investments Co.	120,182

			4,417,071

Telecommunications: 3.2%
6,750	@	ADC Telecommunications, Inc.	36,923
11,200	@, @@	Amdocs Ltd.	204,848
22,800	@	American Tower Corp.	668,496
6,050		CenturyTel, Inc.	165,347
4,950	@, L	Ciena Corp.	33,165
3,650	@, L	Clearwire Corp.	17,995
4,050	@	CommScope, Inc.	62,937
16,150	@	Crown Castle International Corp.	283,917
2,400	@	EchoStar Holding Corp.	35,688
8,500		Embarq Corp.	305,660
18,550		Frontier Communications Corp.	162,127
7,650		Harris Corp.	291,083
12,000	@	JDS Uniphase Corp.	43,800
30,050	@	Juniper Networks, Inc.	526,176
3,050	@	Leap Wireless International, Inc.	82,015
89,000	@	Level 3 Communications, Inc.	62,300
13,950	@	MetroPCS Communications, Inc.	207,158
4,450	@	NeuStar, Inc.	85,129
9,600	@	NII Holdings, Inc.	174,528
86,200	L	Qwest Communications International, Inc.	313,768
6,250	@	SBA Communications Corp.	102,000
5,950		Telephone & Data Systems, Inc.	188,913
22,800	@	Tellabs, Inc.	93,936
1,000	@	US Cellular Corp.	43,240
16,850		Virgin Media, Inc.	84,082
25,650		Windstream Corp.	235,980

			4,511,211

Textiles: 0.2%
7,550		Cintas Corp.	175,387
3,150	@	Mohawk Industries, Inc.	135,356

			310,743

Toys/Games/Hobbies: 0.4%
7,050		Hasbro, Inc.	205,649
20,800		Mattel, Inc.	332,800

			538,449

Shares			Value

Transportation: 1.4%
2,300		Alexander & Baldwin, Inc.	$57,638
9,800		CH Robinson Worldwide, Inc.	539,294
2,600		Con-way, Inc.	69,160
12,200		Expeditors International Washington, Inc.	405,894
2,850	@@, L	Frontline Ltd.	84,389
4,650		JB Hunt Transport Services, Inc.	122,156
5,150	@	Kansas City Southern	98,108
3,150	@	Kirby Corp.	86,184
3,050		Landstar System, Inc.	117,212
1,300		Overseas Shipholding Group	54,743
3,250		Ryder System, Inc.	126,035
2,400	@@	Teekay Shipping Corp.	47,160
3,050		Tidewater, Inc.	122,824
5,750	@@	UTI Worldwide, Inc.	82,455

			2,013,252

Trucking & Leasing: 0.1%
2,850		GATX Corp.	88,265

			88,265

Water: 0.2%
3,650		American Water Works Co., Inc.	76,212
7,650		Aqua America, Inc.	157,514

			233,726

		Total Common Stock (Cost $187,696,214)	127,858,384

REAL ESTATE INVESTMENT TRUSTS: 5.0%
Apartments: 0.8%
5,104		Apartment Investment & Management Co.	58,951
4,450		AvalonBay Communities, Inc.	269,581
2,750		BRE Properties, Inc.	76,945
3,050		Camden Property Trust	95,587
15,550		Equity Residential	463,701
1,400		Essex Property Trust, Inc.	107,450
7,350		UDR, Inc.	101,357

			1,173,572

Diversified: 0.6%
11,200		CapitalSource, Inc.	51,744
4,050		Digital Realty Trust, Inc.	133,043
8,400		Duke Realty Corp.	92,064
5,350		Liberty Property Trust	122,141
7,750		Vornado Realty Trust	467,713

			866,705

Forestry: 0.2%
9,800		Plum Creek Timber Co., Inc.	340,452

			340,452

Health Care: 0.8%
14,450		HCP, Inc.	401,277
5,850		Health Care Real Estate Investment Trust, Inc.	246,870
5,550		Nationwide Health Properties, Inc.	159,396
7,550		Ventas, Inc.	253,454

			1,060,997

See Accompanying Notes to Financial Statements

57

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Hotels: 0.2%
5,350		Hospitality Properties Trust	$79,555
29,950		Host Hotels & Resorts, Inc.	226,722

			306,277

Mortgage: 0.4%
30,900		Annaly Capital Management, Inc.	490,383
7,650	L	iStar Financial, Inc.	17,060

			507,443

Office Property: 0.6%
1,800		Alexandria Real Estate Equities, Inc.	108,612
6,850		Boston Properties, Inc.	376,750
4,950		Brandywine Realty Trust	38,165
6,950		Douglas Emmett, Inc.	90,767
13,000		HRPT Properties Trust	43,810
1,900		Kilroy Realty Corp.	63,574
3,750		Mack-Cali Realty Corp.	91,875
3,350		SL Green Realty Corp.	86,765

			900,318

Paper & Related Products: 0.1%
4,450		Rayonier, Inc.	139,508

			139,508

Regional Malls: 0.1%
3,850		CBL & Associates Properties, Inc.	25,025
13,000		General Growth Properties, Inc.	16,770
4,250	L	Macerich Co.	77,180
3,050		Taubman Centers, Inc.	77,653

			196,628

Shopping Centers: 0.5%
6,850		Developers Diversified Realty Corp.	33,428
3,350		Federal Realty Investment Trust	207,968
12,300		Kimco Realty Corp.	224,844
4,050		Regency Centers Corp.	189,135
4,250	L	Weingarten Realty Investors	87,933

			743,308

Storage: 0.4%
7,250		Public Storage, Inc.	576,375

			576,375

Warehouse/Industrial: 0.3%
5,650		AMB Property Corp.	132,323
15,050		Prologis	209,045

			341,368

		Total Real Estate Investment Trusts (Cost $11,211,701)	7,152,951

RIGHTS: 0.0%
Pharmaceuticals: 0.0%
1,300	@@	Fresenius Kabi Pharmaceuticals Holding, Inc.	455

		Total Rights (Cost $—)	455

		Total Long-Term Investments (Cost $198,907,915)	135,011,790

Shares			Value

SHORT-TERM INVESTMENTS: 6.4%
Affiliated Mutual Fund: 3.4%
4,808,000	S	ING Institutional Prime Money Market Fund - Class I	$4,808,000

		Total Mutual Fund (Cost $4,808,000)	4,808,000

Principal Amount			Value
Securities Lending Collateralcc: 3.0%
$4,359,108	Bank of New York Mellon Corp. Institutional Cash Reserves		$4,305,340

	Total Securities Lending Collateral (Cost $4,359,108)		4,305,340

	Total Short-Term Investments (Cost $9,167,108)		9,113,340

	Total Investments in Securities (Cost $208,075,023)*	100.9%	$144,125,130
	Other Assets and Liabilities - Net	(0.9)	(1,236,417)

	Net Assets	100.0%	$142,888,713

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
*	Cost for federal income tax purposes is $221,480,537.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,329,051
Gross Unrealized Depreciation	(78,684,458)

Net Unrealized Depreciation	$(77,355,407)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$139,819,790	$259,823
Level 2 — Other Significant Observable Inputs	4,305,340	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$144,125,130	$259,823

See Accompanying Notes to Financial Statements

58

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING Russell Mid Cap Index Portfolio Open Futures Contracts on December 31, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	118	03/20/09	$259,823

			$259,823

See Accompanying Notes to Financial Statements

59

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 90.4%
Advertising: 0.1%
12,800		Harte-Hanks, Inc.	$79,872
9,200	@	inVentiv Health, Inc.	106,168
8,200		Marchex, Inc.	47,806

			233,846

Aerospace/Defense: 1.7%
9,300	@	AAR Corp.	171,213
3,400	@	Aerovironment, Inc.	125,154
2,200	@	Argon ST, Inc.	41,492
4,900		Cubic Corp.	133,280
13,000		Curtiss-Wright Corp.	434,070
2,300		Ducommun, Inc.	38,410
7,900	@	Esterline Technologies Corp.	299,331
20,200	@	Gencorp, Inc.	74,336
5,800		Heico Corp.	225,214
3,400	@	Herley Industries, Inc.	41,752
7,500		Kaman Corp.	135,975
11,300	@	Moog, Inc.	413,241
1,600		National Presto Industries, Inc.	123,200
16,800	@	Orbital Sciences Corp.	328,104
10,600	@	Teledyne Technologies, Inc.	472,230
9,300	@, L	TransDigm Group, Inc.	312,201
3,900		Triumph Group, Inc.	165,594

			3,534,797

Agriculture: 0.4%
2,100		Alico, Inc.	86,079
21,800	@	Alliance One International, Inc.	64,092
6,100		Andersons, Inc.	100,528
2,300	@	Cadiz, Inc.	28,773
18,800	@, L	Star Scientific, Inc.	72,004
3,300	@	Tejon Ranch Co.	81,642
7,400		Universal Corp.	221,038
7,385		Vector Group Ltd.	100,584

			754,740

Airlines: 1.0%
30,100	@	Airtran Holdings, Inc.	133,644
9,700	@	Alaska Air Group, Inc.	283,725
3,900	@	Allegiant Travel Co.	189,423
10,400	@	Hawaiian Holdings, Inc.	66,352
45,700	@	JetBlue Airways Corp.	324,470
10,000	@	Republic Airways Holdings, Inc.	106,700
15,500		Skywest, Inc.	288,300
33,400	@, L	UAL Corp.	368,068
30,500	@, L	US Airways Group, Inc.	235,765

			1,996,447

Apparel: 1.3%
7,900	@, L	American Apparel, Inc.	15,721
15,900	@	Carter’s, Inc.	306,234
4,000		Cherokee, Inc.	69,400
3,200		Columbia Sportswear Co.	113,184
12,200	@, L	CROCS, Inc.	15,128
3,500	@	Deckers Outdoor Corp.	279,545
3,700	@	G-III Apparel Group Ltd.	23,643
14,900	@, L	Iconix Brand Group, Inc.	145,722
9,200		K-Swiss, Inc.	104,880
5,600	@	Maidenform Brands, Inc.	56,840
8,600		Oxford Industries, Inc.	75,422
6,100	@	Perry Ellis International, Inc.	38,674
30,800	@	Quiksilver, Inc.	56,672

Shares			Value

Apparel: (continued)
8,500	@	Skechers USA, Inc.	$108,970
5,500	@	Steven Madden Ltd.	117,260
11,200	@	Timberland Co.	129,360
5,400	@, L	True Religion Apparel, Inc.	67,176
8,500	@, L	Under Armour, Inc.	202,640
23,300	@	Unifi, Inc.	65,706
4,900	@	Volcom, Inc.	53,410
12,100	@	Warnaco Group, Inc.	237,523
3,200		Weyco Group, Inc.	105,760
13,300		Wolverine World Wide, Inc.	279,832

			2,668,702

Auto Manufacturers: 0.1%
18,000	@	Force Protection, Inc.	107,640
10,200		Wabash National Corp.	45,900

			153,540

Auto Parts & Equipment: 0.5%
11,000		American Axle & Manufacturing Holdings, Inc.	31,790
5,500	@	Amerigon, Inc.	17,930
20,800		ArvinMeritor, Inc.	59,280
5,700	@	ATC Technology Corp.	83,391
10,700		Cooper Tire & Rubber Co.	65,912
37,600	@	Dana Holding Corp.	27,824
6,100	@	Dorman Products, Inc.	80,520
19,100	@	Exide Technologies	101,039
3,100	@	Fuel Systems Solutions, Inc.	101,556
26,800	@	Hayes Lemmerz International, Inc.	12,060
18,700	@	Lear Corp.	26,367
7,500		Modine Manufacturing Co.	36,525
6,600		Spartan Motors, Inc.	31,218
11,200		Superior Industries International	117,824
17,600	@	Tenneco, Inc.	51,920
8,175		Titan International, Inc.	67,444
31,100	@	Visteon Corp.	10,885
5,000	@, @@	Wonder Auto Technology, Inc.	19,600

			943,085

Banks: 8.1%
6,100		1st Source Corp.	144,143
7,006		Amcore Financial, Inc.	25,362
3,700		Arrow Financial Corp.	93,018
3,300		Bancfirst Corp.	174,636
4,900	@@	Banco Latinoamericano de Exportaciones SA	70,364
3,100	L	BancTrust Financial Group, Inc.	45,756
12,200		Bank Mutual Corp.	140,788
5,700	L	Bank of the Ozarks, Inc.	168,948
10,800		Boston Private Financial Holdings, Inc.	73,872
3,400		Camden National Corp.	91,732
4,600	S, L	Capital City Bank Group, Inc.	125,304
5,500	L	Capitol Bancorp., Ltd.	42,900
8,000		Cardinal Financial Corp.	45,520
6,300	L	Cascade Bancorp.	42,525
2,400		Cass Information Systems, Inc.	73,104
12,200	L	Cathay General Bancorp.	289,750
4,600		Centerstate Banks of Florida, Inc.	78,154
7,300		Central Pacific Financial Corp.	73,292
6,400		Chemical Financial Corp.	178,432
23,900		Citizens Banking Corp.	71,222
7,500		City Bank	39,000

See Accompanying Notes to Financial Statements

60

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Banks: (continued)
5,000		City Holding Co.	$173,900
3,400		CoBiz Financial, Inc.	33,116
49,300	L	Colonial BancGroup, Inc.	102,051
5,800		Columbia Banking System, Inc.	69,194
7,500		Community Bank System, Inc.	182,925
4,600		Community Trust Bancorp., Inc.	169,050
29,100	L	Corus Bankshares, Inc.	32,301
15,400		CVB Financial Corp.	183,260
18,100		East-West Bancorp., Inc.	289,057
4,000		Enterprise Financial Services Corp.	60,960
7,300		First Bancorp.	133,955
20,200	@@	First Bancorp. Puerto Rico	225,028
7,900	L	First Busey Corp.	144,096
19,700		First Commonwealth Financial Corp.	243,886
3,200	L	First Community Bancshares, Inc.	111,584
5,200		First Financial Bancorp.	64,428
6,500	L	First Financial Bankshares, Inc.	358,865
4,000		First Financial Corp.	163,960
7,400		First Merchants Corp.	164,354
16,000		First Midwest Bancorp., Inc.	319,520
5,600		First South Bancorp, Inc.	70,336
20,400		FirstMerit Corp.	420,036
29,106		FNB Corp.	384,199
8,600	L	Frontier Financial Corp.	37,496
14,000		Glacier Bancorp., Inc.	266,280
5,245	L	Greene County Bancshares, Inc.	71,017
26,400	@	Guaranty Bancorp	52,800
7,600		Hancock Holding Co.	345,496
21,400		Hanmi Financial Corp.	44,084
10,100		Harleysville National Corp.	145,844
2,200	L	Heartland Financial USA, Inc.	45,298
4,916	L	Home Bancshares, Inc.	132,486
3,400		IBERIABANK Corp.	163,200
4,900		Independent Bank Corp.	128,184
14,100		International Bancshares Corp.	307,803
6,800		Lakeland Bancorp, Inc.	76,568
4,000		Lakeland Financial Corp.	95,280
500		MainSource Financial Group, Inc.	7,750
8,300		MB Financial Corp.	231,985
18,500		Midwest Banc Holdings, Inc.	25,900
10,100		Nara Bancorp., Inc.	99,283
23,700		National Penn Bancshares, Inc.	343,887
6,600		NBT Bancorp., Inc.	184,536
20,000		Old National Bancorp.	363,200
8,800	@@	Oriental Financial Group	53,240
12,100	L	Pacific Capital Bancorp.	204,248
6,300		PacWest Bancorp	169,470
2,400	L	Park National Corp.	172,200
5,800		Peoples Bancorp., Inc.	110,954
6,200	@	Pinnacle Financial Partners, Inc.	184,822
4,800		PrivateBancorp, Inc.	155,808
10,400		Prosperity Bancshares, Inc.	307,736
7,800		Provident Bankshares Corp.	75,348
5,900		Renasant Corp.	100,477
3,700	L	Republic Bancorp., Inc.	100,640
6,300		S&T Bancorp, Inc.	223,650
6,800		Sandy Spring Bancorp, Inc.	148,444
4,000		SCBT Financial Corp.	138,000
2,100	L	Sierra Bancorp.	44,100
7,800	@	Signature Bank	223,782
2,700		Simmons First National Corp.	79,569
5,000	L	Smithtown Bancorp., Inc.	80,150
21,800		South Financial Group, Inc.	94,176

Shares			Value

Banks: (continued)
3,900		Southwest Bancorp., Inc.	$50,544
6,900	L	StellarOne Corp.	116,610
25,000		Sterling Bancshares, Inc.	152,000
11,900		Sterling Financial Corp.	104,720
3,800		Suffolk Bancorp	136,534
22,900		Susquehanna Bancshares, Inc.	364,339
8,800	@	SVB Financial Group	230,824
5,000		SY Bancorp., Inc.	137,500
4,400	@	Texas Capital Bancshares, Inc.	58,784
1,200		Tompkins Financial Corp.	69,540
5,100		TowneBank	126,429
6,900		Trico Bancshares	172,293
20,000		Trustco Bank Corp.	190,200
14,000		Trustmark Corp.	302,260
31,000		UCBH Holdings, Inc.	213,280
8,600		UMB Financial Corp.	422,604
15,700		Umpqua Holdings Corp.	227,179
400		Union Bankshares Corp.	9,920
11,300		United Bankshares, Inc.	375,386
10,875	L	United Community Banks, Inc.	147,683
4,744	L	United Security Bancshares	54,936
2,200		Univest Corp. of Pennsylvania	70,708
566	@@, L	W Holding Co., Inc.	5,830
4,800		Washington Trust Bancorp, Inc.	94,800
7,100		WesBanco, Inc.	193,191
11,400		West Bancorporation, Inc.	139,650
7,500		Westamerica Bancorp.	383,625
8,500	@, L	Western Alliance Bancorp.	85,765
7,600		Wilshire Bancorp., Inc.	69,008
5,800		Wintrust Financial Corp.	119,306

			16,848,522

Beverages: 0.2%
2,400	@	Boston Beer Co., Inc.	68,160
3,400		Farmer Bros Co.	84,796
5,000	@, L	Green Mountain Coffee Roasters, Inc.	193,500
5,000	@	Peet’s Coffee & Tea, Inc.	116,250

			462,706

Biotechnology: 3.7%
9,900	@	Acorda Therapeutics, Inc.	203,049
2,600	@	Affymax, Inc.	25,974
21,300	@	Alexion Pharmaceuticals, Inc.	770,847
8,600	@, L	Alnylam Pharmaceuticals, Inc.	212,678
4,100	@, L	AMAG Pharmaceuticals, Inc.	146,985
18,100	@, @@, L	American Oriental Bioengineering, Inc.	122,899
10,800	@	Arena Pharmaceuticals, Inc.	45,036
12,400	@	Ariad Pharmaceuticals, Inc.	10,540
5,000	@	Bio-Rad Laboratories, Inc.	376,550
14,100	@	Cambrex Corp.	65,142
22,600	@	Celera Corp.	251,538
3,000	@	Celldex Therapeutics, Inc.	23,760
3,200	@, L	Clinical Data, Inc.	28,480
4,100	@	Cougar Biotechnology, Inc.	106,600
13,900	@	Cubist Pharmaceuticals, Inc.	335,824
7,800	@	Cytokinetics, Inc.	22,230
20,800	@, L	Dendreon Corp.	95,264
28,600	@, L	Discovery Laboratories, Inc.	32,032
4,200	@	Emergent Biosolutions, Inc.	109,662
5,200	@	Enzo Biochem, Inc.	25,428
9,900	@, L	Enzon Pharmaceuticals, Inc.	57,717

See Accompanying Notes to Financial Statements

61

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Biotechnology: (continued)
29,400	@	Exelixis, Inc.	$147,588
6,440	@	Facet Biotech Corp.	61,760
23,500	@, L	Geron Corp.	109,745
4,700	@, L	GTx, Inc.	79,148
13,700	@	Halozyme Therapeutics, Inc.	76,720
45,500	@	Human Genome Sciences, Inc.	96,460
7,100	@, L	Idera Pharmaceuticals, Inc.	54,528
6,700	@	Immunogen, Inc.	28,743
25,900	@, L	Immunomedics, Inc.	44,030
22,200	@	Incyte Corp.	84,138
8,600	@, L	InterMune, Inc.	90,988
24,200	@	Ligand Pharmaceuticals, Inc.	66,308
8,200	@	Martek Biosciences Corp.	248,542
10,400	@	Maxygen, Inc.	92,768
15,800	@	Medicines Co.	232,734
9,900	@, L	Molecular Insight Pharmaceuticals, Inc.	42,570
6,900	@	Momenta Pharmaceuticals, Inc.	80,040
11,800	@	Myriad Genetics, Inc.	781,868
12,200	@	Novavax, Inc.	23,058
13,300	@	NPS Pharmaceuticals, Inc.	82,593
15,900	@	OSI Pharmaceuticals, Inc.	620,895
32,200	@	PDL BioPharma, Inc.	198,996
16,900	@	Regeneron Pharmaceuticals, Inc.	310,284
15,500	@	Repligen Corp.	58,590
11,600	@	RTI Biologics, Inc.	32,016
18,600	@, L	Sangamo Biosciences, Inc.	64,728
17,200	@	Seattle Genetics, Inc.	153,768
14,700	@	Sequenom, Inc.	291,648
5,900	@	United Therapeutics Corp.	369,045
24,000	@, L	XOMA Ltd.	14,880
18,500	@, L	Zymogenetics, Inc.	55,500

			7,762,914

Building Materials: 0.6%
1,200		AAON, Inc.	25,056
7,400		Apogee Enterprises, Inc.	76,664
12,500	@, L	China Architectural Engineering, Inc.	30,750
10,700		Comfort Systems USA, Inc.	114,062
6,900		Gibraltar Industries, Inc.	82,386
8,600	@	Interline Brands, Inc.	91,418
39,500	L	Louisiana-Pacific Corp.	61,620
6,700		LSI Industries, Inc.	46,029
4,700	@	NCI Building Systems, Inc.	76,610
8,100		Quanex Building Products Corp.	75,897
9,500		Simpson Manufacturing Co., Inc.	263,720
5,700		Texas Industries, Inc.	196,650
3,300	@, L	Trex Co., Inc.	54,318
3,600		Universal Forest Products, Inc.	96,876
11,700	@	US Concrete, Inc.	39,312

			1,331,368

Chemicals: 1.5%
6,600		Aceto Corp.	66,066
7,000	L	American Vanguard Corp.	81,900
4,800		Arch Chemicals, Inc.	125,136
3,200		Balchem Corp.	79,712
9,800		Ferro Corp.	69,090
10,600		HB Fuller Co.	170,766
7,700	@	ICO, Inc.	24,332
2,300		Innophos Holdings, Inc.	45,563
9,200	@@	Innospec, Inc.	54,188

Shares			Value

Chemicals: (continued)
10,800	@	Landec Corp.	$71,064
5,200		Minerals Technologies, Inc.	212,680
3,700		NewMarket Corp.	129,167
20,500		Olin Corp.	370,640
9,500	@	OM Group, Inc.	200,545
4,300		Penford Corp.	43,516
32,100	@	PolyOne Corp.	101,115
1,500		Quaker Chemical Corp.	24,675
11,000	@	Rockwood Holdings, Inc.	118,800
8,200		Schulman A, Inc.	139,400
13,500		Sensient Technologies Corp.	322,380
9,100	@, @@, L	ShengdaTech, Inc.	32,032
25,700	@	Solutia, Inc.	115,650
7,400		Spartech Corp.	46,324
1,200		Stepan Co.	56,388
7,600	@	Symyx Technologies	45,144
4,900		Westlake Chemical Corp.	79,821
19,700	@	WR Grace & Co.	117,609
5,700		Zep, Inc.	110,067
5,100	@, L	Zoltek Cos., Inc.	45,849

			3,099,619

Coal: 0.1%
34,000	@, L	International Coal Group, Inc.	78,200
6,800	@, L	James River Coal Co.	104,244

			182,444

Commercial Services: 5.5%
12,000		Aaron Rents, Inc.	319,440
11,300		ABM Industries, Inc.	215,265
5,900		Administaff, Inc.	127,912
13,700		Advance America Cash Advance Centers, Inc.	25,893
4,600	@	Advisory Board Co.	102,580
6,800	@	Albany Molecular Research, Inc.	66,232
2,800	@, L	American Public Education, Inc.	104,132
8,500	@	AMN Healthcare Services, Inc.	71,910
5,800		Arbitron, Inc.	77,024
3,600	@, L	Bankrate, Inc.	136,800
12,100		Bowne & Co., Inc.	71,148
3,900	@	Capella Education Co.	229,164
18,800	@	CBIZ, Inc.	162,620
2,000		CDI Corp.	25,880
8,000	@	Cenveo, Inc.	35,600
6,300		Chemed Corp.	250,551
6,900	@	Coinstar, Inc.	134,619
2,700	@	Consolidated Graphics, Inc.	61,128
22,700	@	Corinthian Colleges, Inc.	371,599
2,300	@	Cornell Cos., Inc.	42,757
2,900	@	Corvel Corp.	63,742
4,800	@, L	CoStar Group, Inc.	158,112
3,100	@	CRA International, Inc.	83,483
9,000	@	Cross Country Healthcare, Inc.	79,110
13,500		Deluxe Corp.	201,960
4,600	@	Dollar Financial Corp.	47,380
5,600	@	DynCorp International, Inc.	84,952
5,800		Electro Rent Corp.	64,728
3,400	@	Emergency Medical Services Corp.	124,474
13,800	@	Euronet Worldwide, Inc.	160,218
6,100	@	ExlService Holdings, Inc.	52,277
5,900	@	First Advantage Corp.	83,485
5,800	@	Forrester Research, Inc.	163,618

See Accompanying Notes to Financial Statements

62

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Commercial Services: (continued)
15,700	@	Gartner, Inc.	$279,931
14,200	@	Geo Group, Inc.	256,026
26,600		Gevity HR, Inc.	40,166
10,800	@	Global Cash Access, Inc.	23,976
15,800		Great Lakes Dredge & Dock Corp.	65,570
5,900	@	H&E Equipment Services, Inc.	45,489
12,300	@	Hackett Group, Inc.	35,916
11,800		Healthcare Services Group	187,974
6,800		Heartland Payment Systems, Inc.	119,000
5,200		Heidrick & Struggles International, Inc.	112,008
8,100	@	Hill International, Inc.	57,024
6,000	@	HMS Holdings Corp.	189,120
13,500	@	Hudson Highland Group, Inc.	45,225
5,700	@	Huron Consulting Group, Inc.	326,439
2,200	@	ICF International, Inc.	54,054
1,700	@	Integrated Electrical Services, Inc.	14,892
10,400		Interactive Data Corp.	256,464
7,400		Jackson Hewitt Tax Service, Inc.	116,106
1,600	@	K12, Inc.	30,000
7,400		Kelly Services, Inc.	96,274
3,800	@	Kendle International, Inc.	97,736
3,500	@	Kenexa Corp.	27,930
9,800	@	Kforce, Inc.	75,264
13,000	@	Korn/Ferry International	148,460
2,800		Landauer, Inc.	205,240
6,000	@	LECG Corp.	40,260
4,000	@	Lincoln Educational Services Corp.	53,000
21,500	@	Live Nation, Inc.	123,410
5,200		MAXIMUS, Inc.	182,572
6,300		McGrath Rentcorp	134,568
5,400		Monro Muffler, Inc.	137,700
24,400	@	MPS Group, Inc.	183,732
3,000		Multi-Color Corp.	47,460
13,100	@	Navigant Consulting, Inc.	207,897
10,200	@, @@	Net 1 UEPS Technologies, Inc.	139,740
14,700	@, L	Odyssey Marine Exploration, Inc.	47,334
11,000	@	On Assignment, Inc.	62,370
12,600	@	Parexel International Corp.	122,346
21,800	@	Pharmanet Development Group	19,838
8,100	@	PHH Corp.	103,113
1,500	@	Pre-Paid Legal Services, Inc.	55,935
17,000	@	Rent-A-Center, Inc.	300,050
11,900	@	Resources Connection, Inc.	194,922
6,100	@	Riskmetrics Group, Inc.	90,829
9,600		Rollins, Inc.	173,568
12,400	@, L	RSC Holdings, Inc.	105,648
17,500	L	Sotheby’s	155,575
11,700	@	Spherion Corp.	25,857
3,600	@	Standard Parking Corp.	69,624
5,000	@, @@	Steiner Leisure Ltd.	147,600
11,200		Stewart Enterprises, Inc.	33,712
7,400	@, L	SuccessFactors, Inc.	42,476
4,900	@	Team, Inc.	135,730
8,900	@	TeleTech Holdings, Inc.	74,315
7,500	@	TNS, Inc.	70,425
11,000	@	TrueBlue, Inc.	105,270
8,100	@	Universal Technical Institute, Inc.	139,077
25,600	@	Valassis Communications, Inc.	33,792
5,400		Viad Corp.	133,596
11,500	@	Vistaprint Ltd.	214,015
2,900	@	Volt Information Sciences, Inc.	20,967

Shares			Value

Commercial Services: (continued)
11,900		Watson Wyatt Worldwide, Inc.	$569,058
10,700	@	Wright Express Corp.	134,820

			11,538,278

Computers: 2.1%
3,600	@, L	3D Systems Corp.	28,584
7,000	@	3PAR, Inc.	53,410
12,000		Agilysys, Inc.	51,480
8,100	@, S	CACI International, Inc.	365,229
18,000	@	Ciber, Inc.	86,580
11,400	@, @@	Cogo Group, Inc.	55,404
6,500	@	Compellent Technologies, Inc.	63,245
9,200	@, L	Data Domain, Inc.	172,960
9,100	@, L	Echelon Corp.	74,165
14,600	@	Electronics for Imaging	139,576
10,200	@, L	Hutchinson Technology, Inc.	35,496
7,600	@	iGate Corp.	49,476
8,300		Imation Corp.	112,631
11,000	@	Immersion Corp.	64,790
9,200	@	Insight Enterprises, Inc.	63,480
4,700	@	Integral Systems, Inc.	56,635
12,000	@, L	Isilon Systems, Inc.	39,480
20,700		Jack Henry & Associates, Inc.	401,787
7,000	@	Manhattan Associates, Inc.	110,670
24,500	@	Mentor Graphics Corp.	126,665
7,500	@	Mercury Computer Systems, Inc.	47,325
21,200	@	Micros Systems, Inc.	345,984
3,300		MTS Systems Corp.	87,912
3,300	@	NCI, Inc.	99,429
5,900	@, @@	Ness Technologies, Inc.	25,252
9,200	@	Netezza Corp.	61,088
8,100	@	Netscout Systems, Inc.	69,822
28,100	@, L	Palm, Inc.	86,267
25,300	@	Perot Systems Corp.	345,851
9,600	@	Rackable Systems, Inc.	37,824
8,700	@	Radiant Systems, Inc.	29,319
7,600	@	Radisys Corp.	42,028
17,000	@	Riverbed Technolgoy, Inc.	193,630
8,100	@	Silicon Storage Technology, Inc.	18,549
12,800	@	SRA International, Inc.	220,800
6,900	@, L	STEC, Inc.	29,394
5,200	@	Stratasys, Inc.	55,900
6,500	@	Super Micro Computer, Inc.	41,145
9,000	@	SYKES Enterprises, Inc.	172,080
8,750	@	Synaptics, Inc.	144,900
3,000		Syntel, Inc.	69,360

			4,375,602

Cosmetics/Personal Care: 0.2%
5,100	@, L	Chattem, Inc.	364,803
3,600	@	Elizabeth Arden, Inc.	45,396
2,300		Inter Parfums, Inc.	17,664

			427,863

Distribution/Wholesale: 1.0%
10,700	@	Beacon Roofing Supply, Inc.	148,516
7,300	@, L	BMP Sunstone Corp.	40,661
13,500	@	Brightpoint, Inc.	58,725
6,800	@	Chindex International, Inc.	54,060
3,800	@	Core-Mark Holding Co., Inc.	81,776
3,300	@	FGX Internationall Holdings Ltd.	45,342
12,400	@	Fossil, Inc.	207,080
5,300	L	Houston Wire & Cable Co.	49,343

See Accompanying Notes to Financial Statements

63

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Distribution/Wholesale: (continued)
3,300	@	MWI Veterinary Supply, Inc.	$88,968
12,200		Owens & Minor, Inc.	459,330
12,400	L	Pool Corp.	222,828
6,300	@	Scansource, Inc.	121,401
4,300	@	School Specialty, Inc.	82,216
2,200	@	Titan Machinery, Inc.	30,932
4,000	@	United Stationers, Inc.	133,960
6,900	L	Watsco, Inc.	264,960

			2,090,098

Diversified Financial Services: 1.7%
10,700		Advanta Corp.	22,363
7,000	@	Asset Acceptance Capital Corp.	35,770
13,900		BGC Partners, Inc.	38,364
3,400		Calamos Asset Management, Inc.	25,160
3,900		Cohen & Steers, Inc.	42,861
9,200	@, L	CompuCredit Corp.	50,876
2,300	@, L	Credit Acceptance Corp.	31,510
900	@	Diamond Hill Investment Group, Inc.	58,500
4,400	@, @@, L	Doral Financial Corp.	33,000
2,700	@	Duff & Phelps Corp.	51,624
4,900	@	Encore Capital Group, Inc.	35,280
6,900	@	FBR Capital Markets Corp.	33,534
5,300	@, L	FCStone Group, Inc.	23,479
9,800		Federal Agricultural Mortgage Corp.	34,300
5,200		Financial Federal Corp.	121,004
30,100	L	First Marblehead Corp.	38,829
2,600		GAMCO Investors, Inc.	71,032
17,200		GFI Group, Inc.	60,888
4,600		Greenhill & Co., Inc.	320,942
10,300	@	Interactive Brokers Group, Inc.	184,267
4,000	@	International Assets Holding Corp.	34,320
6,200	@, L	KBW, Inc.	142,600
25,800	@	Knight Capital Group, Inc.	416,670
12,300	@	LaBranche & Co., Inc.	58,917
29,700	@, L	Ladenburg Thalmann Financial Services, Inc.	21,384
10,700	@	MarketAxess Holdings, Inc.	87,312
10,300		National Financial Partners Corp.	31,312
5,400		Nelnet, Inc.	77,382
10,300	@	NewStar Financial, Inc.	41,097
7,500	@	Ocwen Financial Corp.	68,850
12,000		OptionsXpress Holdings, Inc.	160,320
4,000	@	Penson Worldwide, Inc.	30,480
4,800	@	Piper Jaffray Cos.	190,848
3,600	@, L	Portfolio Recovery Associates, Inc.	121,824
6,000	L	Pzena Investment Management, Inc.	25,320
7,400		Sanders Morris Harris Group, Inc.	44,326
7,300	@	Stifel Financial Corp.	334,705
7,200		SWS Group, Inc.	136,440
7,300	@	Thomas Weisel Partners Group, Inc.	34,456
10,700	@	TradeStation Group, Inc.	69,015
2,900		US Global Investors, Inc.	14,181

Shares			Value

Diversified Financial Services: (continued)
2,400		Westwood Holdings Group, Inc.	$68,184
4,400	@	World Acceptance, Corp.	86,944

			3,610,470

Electric: 2.5%
6,600		Allete, Inc.	212,982
14,100		Avista Corp.	273,258
10,200		Black Hills Corp.	274,992
3,400		CH Energy Group, Inc.	174,726
16,000		Cleco Corp.	365,280
12,900	@	El Paso Electric Co.	233,361
8,700	L	Empire District Electric Co.	153,120
2,500	@, L	Enernoc, Inc.	18,600
12,200		Idacorp, Inc.	359,290
13,400		ITC Holdings Corp.	585,312
5,800		MGE Energy, Inc.	191,400
9,800		NorthWestern Corp.	230,006
4,100		Ormat Technologies, Inc.	130,667
8,100		Otter Tail Corp.	188,973
4,600	@	Pike Electric Corp.	56,580
21,500		PNM Resources, Inc.	216,720
20,100		Portland General Electric Co.	391,347
27,100	@, L	Synthesis Energy Systems, Inc.	18,428
7,500		UIL Holdings Corp.	225,225
9,800		Unisource Energy Corp.	287,728
28,400		Westar Energy, Inc.	582,484

			5,170,479

Electrical Components & Equipment: 1.0%
6,300	@, L	Advanced Battery Technologies, Inc.	16,758
8,600	@	Advanced Energy Industries, Inc.	85,570
10,700	@, L	American Superconductor Corp.	174,517
10,500		Belden CDT, Inc.	219,240
32,800	@, L	Capstone Turbine Corp.	27,552
13,000	@, @@, L	China BAK Battery, Inc.	21,060
5,400		Encore Wire Corp.	102,384
8,500	@, L	Ener1, Inc.	60,775
12,700	@, L	Energy Conversion Devices, Inc.	320,167
6,900	@	EnerSys	75,900
39,900	@, L	Evergreen Solar, Inc.	127,281
9,500	@, @@, L	Fushi Copperweld, Inc.	50,065
31,600	@	GrafTech International Ltd.	262,912
2,600		Graham Corp.	28,132
6,000	@	Greatbatch, Inc.	158,760
6,000		Insteel Industries, Inc.	67,740
6,200	@	Littelfuse, Inc.	102,920
2,200	@	Powell Industries, Inc.	63,844
22,700	@	Power-One, Inc.	27,013
8,300	@, L	Universal Display Corp.	78,435
16,200	@, L	Valence Technology, Inc.	29,484
8,200		Vicor Corp.	54,202

			2,154,711

Electronics: 2.2%
2,400		American Science & Engineering, Inc.	177,504
3,700		Analogic Corp.	100,936
2,900	@	Axsys Technologies, Inc.	159,094
3,900	L	Badger Meter, Inc.	113,178
3,800		Bel Fuse, Inc.	80,560
17,800	@	Benchmark Electronics, Inc.	227,306

See Accompanying Notes to Financial Statements

64

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Electronics: (continued)
13,500		Brady Corp.	$323,325
10,600	@	Checkpoint Systems, Inc.	104,304
7,100	@, @@, L	China Security & Surveillance Technology, Inc.	31,453
9,800	@	Cogent, Inc.	132,986
6,300	@	Coherent, Inc.	135,198
8,700	@	Cymer, Inc.	190,617
6,300		Daktronics, Inc.	58,968
4,600	@, L	Dionex Corp.	206,310
6,900	@	Electro Scientific Industries, Inc.	46,851
5,100	@	Faro Technologies, Inc.	85,986
10,400	@	FEI Co.	196,144
6,600	@	II-VI, Inc.	125,994
5,000	@, L	Kemet Corp.	1,350
12,300	@	L-1 Identity Solutions, Inc.	82,902
3,600	@	Measurement Specialties, Inc.	25,020
8,700		Methode Electronics, Inc.	58,638
20,300	@, L	Microvision, Inc.	34,104
2,400	@	Multi-Fineline Electronix, Inc.	28,056
6,500	@	Newport Corp.	44,070
1,700	@	NVE Corp.	44,421
5,200	@	OSI Systems, Inc.	72,020
4,600		Park Electrochemical Corp.	87,216
11,300	@	Plexus Corp.	191,535
8,300	@, L	Rofin-Sinar Technologies, Inc.	170,814
4,300	@	Rogers Corp.	119,411
114,000	@	Sanmina-SCI Corp.	53,580
9,000	@	Stoneridge, Inc.	41,040
18,400	@	Taser International, Inc.	97,152
8,600		Technitrol, Inc.	29,928
11,000	@	TTM Technologies, Inc.	57,310
8,300	@	Varian, Inc.	278,133
7,500		Watts Water Technologies, Inc.	187,275
14,500		Woodward Governor Co.	333,790

			4,534,479

Energy - Alternate Sources: 0.2%
18,500	@, L	Akeena Solar, Inc.	31,820
7,200	@, L	Clean Energy Fuels Corp.	43,488
4,800	@	Comverge, Inc.	23,520
17,200	@, L	FuelCell Energy, Inc.	66,736
13,400	@	GT Solar International, Inc.	38,726
8,200	@	Headwaters, Inc.	55,350
29,700	@	Plug Power, Inc.	30,294
27,500	@, L	Quantum Fuel Systems Technologies Worldwide, Inc.	23,375

			313,309

Engineering & Construction: 0.9%
10,100	@	Dycom Industries, Inc.	83,022
15,000	@	EMCOR Group, Inc.	336,450
17,200	@	ENGlobal Corp.	55,900
4,600	@	Exponent, Inc.	138,368
8,200		Granite Construction, Inc.	360,226
6,500	@	Insituform Technologies, Inc.	127,985
3,700	@	Layne Christensen Co.	88,837
2,800	@	Michael Baker Corp.	103,348
6,400	@	Orion Marine Group, Inc.	61,824
12,400	@	Perini Corp.	289,912
2,900	@	Stanley, Inc.	105,038
3,000	@	Sterling Construction Co., Inc.	55,620

			1,806,530

Shares			Value

Entertainment: 0.6%
14,800	@	Bally Technologies, Inc.	$355,644
2,800		Churchill Downs, Inc.	113,176
8,800		Cinemark Holdings, Inc.	65,384
8,300		Dover Downs Gaming & Entertainment, Inc.	26,394
18,800		Dover Motorsports, Inc.	24,440
8,200	@	Isle of Capri Casinos, Inc.	26,240
10,300		National CineMedia, Inc.	104,442
11,100	@, L	Pinnacle Entertainment, Inc.	85,248
14,900	@	Shuffle Master, Inc.	73,904
8,300		Speedway Motorsports, Inc.	133,713
4,500	@	Steinway Musical Instruments	78,795
6,800	@, L	Vail Resorts, Inc.	180,880

			1,268,260

Environmental Control: 1.1%
4,200		American Ecology Corp.	84,966
10,600	@	Calgon Carbon Corp.	162,816
5,000	@	Casella Waste Systems, Inc.	20,400
5,800	@	Clean Harbors, Inc.	367,952
21,800	@	Darling International, Inc.	119,682
2,300	@, L	Energy Recovery, Inc.	17,434
10,500		Energy Solutions, Inc.	59,325
3,800	@, L	Fuel Tech, Inc.	40,242
16,600	@, L	Metalico, Inc.	25,730
5,100		Met-Pro Corp.	67,932
9,100		Mine Safety Appliances Co.	217,581
71,900	@, L	Rentech, Inc.	48,892
16,500	@	Tetra Tech, Inc.	398,475
21,100	@	Waste Connections, Inc.	666,126
11,600	@, @@	Waste Services, Inc.	76,328

			2,373,881

Food: 2.5%
2,900	@, L	American Dairy, Inc.	43,616
400		Arden Group, Inc.	50,400
8,600		B&G Foods, Inc.	46,440
4,800		Calavo Growers, Inc.	55,200
3,300		Cal-Maine Foods, Inc.	94,710
13,400	@	Chiquita Brands International, Inc.	198,052
3,500		Diamond Foods, Inc.	70,525
21,800		Flowers Foods, Inc.	531,048
11,800	@, @@	Fresh Del Monte Produce, Inc.	264,556
8,100	@, L	Great Atlantic & Pacific Tea Co.	50,787
9,300	@	Hain Celestial Group, Inc.	177,537
4,900	@	HQ Sustainable Maritime Industries, Inc.	38,367
3,800		Imperial Sugar Co.	54,492
2,300		Ingles Markets, Inc.	40,457
4,900		J&J Snack Foods Corp.	175,812
5,000		Lancaster Colony Corp.	171,500
7,500		Lance, Inc.	172,050
2,900	@	Lifeway Foods, Inc.	26,042
2,500	@	M&F Worldwide Corp.	38,625
3,500		Nash Finch Co.	157,115
15,200	@	Ralcorp Holdings, Inc.	887,680
14,200		Ruddick Corp.	392,630
5,300	L	Sanderson Farms, Inc.	183,168
40		Seaboard Corp.	47,760
14,100	@	Smart Balance, Inc.	95,880
4,600		Spartan Stores, Inc.	106,950
5,700		Tootsie Roll Industries, Inc.	145,977
7,800	@	TreeHouse Foods, Inc.	212,472

See Accompanying Notes to Financial Statements

65

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Food: (continued)
11,300	@	United Natural Foods, Inc.	$201,366
3,400		Weis Markets, Inc.	114,342
13,800	@	Winn-Dixie Stores, Inc.	222,180
5,000	@, @@	Zhongpin, Inc.	60,000

			5,127,736

Forest Products & Paper: 0.3%
7,000	@	Buckeye Technologies, Inc.	25,480
3,228	@, L	Clearwater Paper Corp.	27,083
4,000		Deltic Timber Corp.	183,000
11,900		Glatfelter	110,670
3,600		Neenah Paper, Inc.	31,824
3,500		Schweitzer-Mauduit International, Inc.	70,070
10,800		Wausau Paper Corp.	123,552
23,100	@	Xerium Technologies, Inc.	15,246

			586,925

Gas: 1.6%
6,600		Laclede Group, Inc.	309,144
11,800		New Jersey Resources Corp.	464,330
12,300		Nicor, Inc.	427,302
7,900		Northwest Natural Gas Co.	349,417
20,000		Piedmont Natural Gas Co.	633,400
8,700		South Jersey Industries, Inc.	346,695
12,000		Southwest Gas Corp.	302,640
15,000		WGL Holdings, Inc.	490,350

			3,323,278

Hand/Machine Tools: 0.4%
12,300		Baldor Electric Co.	219,555
6,700		Franklin Electric Co., Inc.	188,337
600	@	K-Tron International, Inc.	47,940
8,700		Regal-Beloit Corp.	330,513
4,400	@	Thermadyne Holdings Corp.	30,228

			816,573

Healthcare - Products: 4.1%
5,000	@	Abaxism, Inc.	80,150
7,900	@	Abiomed, Inc.	129,718
9,600	@	Accuray, Inc.	49,536
20,700	@	Affymetrix, Inc.	61,893
15,400	@	Align Technology, Inc.	134,750
6,800	@	Alphatec Holdings, Inc.	15,980
15,600	@	American Medical Systems Holdings, Inc.	140,244
6,900	@	Angiodynamics, Inc.	94,461
7,700	@, L	Arthrocare Corp.	36,729
600		Atrion Corp.	58,260
3,600	@	BioMimetic Therapeutics, Inc.	33,192
8,600	@	Bruker BioSciences Corp.	34,744
9,600	@	Cardiac Science Corp.	72,000
1,300	@	CardioNet, Inc.	32,045
14,800	@	Cepheid, Inc.	153,624
20,699	@	Columbia Laboratories, Inc.	26,288
8,200	@, L	Conceptus, Inc.	124,804
4,800	@, L	Conmed Corp.	114,912
7,100	@	CryoLife, Inc.	68,941
5,900	@	Cyberonics	97,763
3,800	@	Cynosure, Inc.	34,694
3,600		Datascope Corp.	188,064
8,200	@, L	DexCom, Inc.	22,632
16,100	@, L	ev3, Inc.	98,210

Shares			Value

Healthcare - Products: (continued)
2,800	@	Exactech, Inc.	$47,152
4,000	@	Genomic Health, Inc.	77,920
7,000	@	Haemonetics Corp.	395,500
7,400	@	Hanger Orthopedic Group, Inc.	107,374
5,300	@	Hansen Medical, Inc.	38,266
4,500	@	ICU Medical, Inc.	149,130
19,200	@	Immucor, Inc.	510,336
3,900	@	Insulet Corp.	30,108
2,500	@	Integra LifeSciences Holdings Corp.	88,925
10,000		Invacare Corp.	155,200
4,300	@	IRIS International, Inc.	59,942
2,800	@	Kensey Nash Corp.	54,348
9,200	@	Luminex Corp.	196,512
13,400	@	Masimo Corp.	399,722
6,900	@	Medical Action Industries, Inc.	69,000
9,700		Mentor Corp.	300,021
11,400		Meridian Bioscience, Inc.	290,358
6,100	@	Merit Medical Systems, Inc.	109,373
4,900	@, L	Micrus Endovascular Corp.	56,889
7,600	@	Natus Medical, Inc.	98,420
10,400	@	NuVasive, Inc.	360,360
7,900	@	NxStage Medical, Inc.	21,093
16,400	@	OraSure Technologies, Inc.	60,352
4,200	@, @@	Orthofix International NV	64,386
19,400	@	Orthovita, Inc.	65,766
4,400	@	Palomar Medical Technologies, Inc.	50,732
17,600	@	PSS World Medical, Inc.	331,232
8,200	@	Quidel Corp.	107,174
4,500	@	Sirona Dental Systems, Inc.	47,250
3,700	@	Somanetics Corp.	61,087
4,800	@	SonoSite, Inc.	91,584
7,700	@	Spectranetics Corp.	20,097
9,700	@, L	Stereotaxis, Inc.	42,680
18,300		Steris Corp.	437,187
4,000	@, L	SurModics, Inc.	101,080
11,400	@	Symmetry Medical, Inc.	90,858
15,000	@	Thoratec Corp.	487,350
9,500	@, L	TomoTherapy, Inc.	22,610
5,400	@	Trans1, Inc.	38,934
16,500	@, L	Vision-Sciences, Inc.	25,245
4,000	@	Vital Images, Inc.	55,640
2,300	@	Vnus Medical Technologies, Inc.	37,306
12,600	@	Volcano Corp.	189,000
8,700		West Pharmaceutical Services, Inc.	328,599
8,300	@	Wright Medical Group, Inc.	169,569
5,800	@	Zoll Medical Corp.	109,562

			8,554,863

Healthcare - Services: 2.2%
3,800	@	Air Methods Corp.	60,762
8,100	@	Alliance Imaging, Inc.	64,557
1,700	@	Almost Family, Inc.	76,466
7,300	@, L	Amedisys, Inc.	301,782
14,700	@	AMERIGROUP Corp.	433,944
8,000	@	Amsurg Corp.	186,720
12,000	@	Assisted Living Concepts, Inc.	49,800
4,500	@	Bio-Reference Labs, Inc.	118,035
6,600	@	Capital Senior Living Corp.	19,668
12,000	@	Centene Corp.	236,520
4,800	@, L	Emeritus Corp.	48,144
2,200		Ensign Group, Inc.	36,828

See Accompanying Notes to Financial Statements

66

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Healthcare - Services: (continued)
24,000	@	Five Star Quality Care, Inc.	$36,720
2,800	@, L	Genoptix, Inc.	95,424
6,900	@	Gentiva Health Services, Inc.	201,894
23,100	@, L	Healthsouth Corp.	253,176
14,700	@	Healthspring, Inc.	293,559
10,000	@	Healthways, Inc.	114,800
2,600	@	IPC The Hospitalist Co., Inc.	43,758
6,800	@	Kindred Healthcare, Inc.	88,536
3,800	@	LHC Group, Inc.	136,800
2,500	@	Life Partners Holdings, Inc.	23,500
11,700	@	Magellan Health Services, Inc.	458,172
4,900	@	Medcath Corp.	51,156
5,000	@	Molina Healthcare, Inc.	88,050
2,500		National Healthcare Corp.	126,600
5,200	@	Odyssey HealthCare, Inc.	48,100
15,300	@	Psychiatric Solutions, Inc.	426,105
12,000	@, L	RadNet, Inc.	40,200
2,800	@	RehabCare Group, Inc.	42,448
6,900	@	Res-Care, Inc.	103,638
10,800	@	Sun Healthcare Group, Inc.	95,580
20,500	@, L	Sunrise Senior Living, Inc.	34,440
4,200	@, L	Triple-S Management Corp.	48,300

			4,484,182

Holding Companies - Diversified: 0.0%
6,400		Compass Diversified Trust	72,000
5,193		Resource America, Inc.	20,772

			92,772

Home Builders: 0.3%
500	@	Amrep Corp.	15,640
20,400	@, L	Beazer Homes USA, Inc.	32,232
5,400	L	Brookfield Homes Corp.	23,328
2,800	@	Cavco Industries, Inc.	75,292
20,400	@, L	Champion Enterprises, Inc.	11,424
18,900	@, L	Hovnanian Enterprises, Inc.	32,508
2,800		M/I Homes, Inc.	29,512
7,700	@	Meritage Homes Corp.	93,709
5,100	@, L	Palm Harbor Homes, Inc.	25,398
11,600		Ryland Group, Inc.	204,972
3,300		Skyline Corp.	65,967
32,800	@	Standard-Pacific Corp.	58,384
4,700	L	Winnebago Industries	28,341

			696,707

Home Furnishings: 0.4%
4,300	L	American Woodmark Corp.	78,389
4,000	@	DTS, Inc.	73,400
6,400		Ethan Allen Interiors, Inc.	91,968
5,100	L	Furniture Brands International, Inc.	11,271
5,400		Hooker Furniture Corp.	41,364
5,900		Kimball International, Inc.	50,799
8,400	L	La-Z-Boy, Inc.	18,228
15,900		Sealy Corp.	39,909
18,800	L	Tempur-Pedic International, Inc.	133,292
26,900	@	Tivo, Inc.	192,604
3,600	@	Universal Electronics, Inc.	58,392

			789,616

Household Products/Wares: 0.6%
14,700	@	ACCO Brands Corp.	50,715
13,600		American Greetings Corp.	102,952
4,500		Blyth, Inc.	35,280

Shares			Value

Household Products/Wares: (continued)
18,000	@	Central Garden & Pet Co.	$106,200
2,600		CSS Industries, Inc.	46,124
9,100		Ennis, Inc.	110,201
8,200	@	Helen of Troy Ltd.	142,352
9,000	@	Prestige Brands Holdings, Inc.	94,950
8,500		Standard Register Co.	75,905
17,200		Tupperware Corp.	390,440
4,500		WD-40 Co.	127,305

			1,282,424

Housewares: 0.0%
9,000		Libbey, Inc.	11,250

			11,250

Insurance: 4.5%
78,200		AMBAC Financial Group, Inc.	101,660
8,100		American Equity Investment Life Holding Co.	56,700
2,800		American Physicians Capital, Inc.	134,680
4,000	@	Amerisafe, Inc.	82,120
7,500		Amtrust Financial Services, Inc.	87,000
8,500	@, @@	Argo Group International Holdings Ltd.	288,320
23,700	@@	Aspen Insurance Holdings Ltd.	574,725
16,200	@@	Assured Guaranty Ltd.	184,680
4,000		Baldwin & Lyons, Inc.	72,760
7,700	@@	Castlepoint Holdings Ltd.	104,412
8,300	@, L	Citizens, Inc.	80,510
5,400	@	CNA Surety Corp.	103,680
6,900	@, L	Crawford & Co.	100,326
10,800		Delphi Financial Group	199,152
7,000	@	eHealth, Inc.	92,960
16,500		Employers Holdings, Inc.	272,250
1,500	@	Enstar Group Ltd.	88,710
5,800		FBL Financial Group, Inc.	89,610
14,700	@	First Acceptance Corp.	42,630
6,600	@	First Mercury Financial Corp.	94,116
8,100		Flagstone Reinsurance Holdings Ltd.	79,137
700	@	Fpic Insurance Group, Inc.	30,646
6,500	@, @@	Greenlight Capital Re Ltd.	84,435
3,600		Harleysville Group, Inc.	125,028
9,500		Horace Mann Educators Corp.	87,305
4,800		Infinity Property & Casualty Corp.	224,304
15,400	@@, L	IPC Holdings Ltd.	460,460
2,001		Kansas City Life Insurance Co.	86,743
1,900	L	Life Partners Holdings, Inc.	82,916
13,600	@@	Maiden Holdings Ltd.	42,568
14,200	@@	Max Re Capital Ltd.	251,340
16,400		Meadowbrook Insurance Group, Inc.	105,616
24,900	@@	Montpelier Re Holdings Ltd.	418,071
3,200		National Interstate Corp.	57,184
600		National Western Life Insurance Co.	101,502
3,700	@	Navigators Group, Inc.	203,167
6,900		Odyssey Re Holdings Corp.	357,489
31,400		Phoenix Cos., Inc.	102,678
12,800	@@	Platinum Underwriters Holdings Ltd.	461,824
8,100	@	PMA Capital Corp.	57,348
30,100		PMI Group, Inc.	58,695
5,200		Presidential Life Corp.	51,428

See Accompanying Notes to Financial Statements

67

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Insurance: (continued)
8,500	@	ProAssurance Corp.	$448,630
19,200		Radian Group, Inc.	70,656
4,600		RLI Corp.	281,336
3,600		Safety Insurance Group, Inc.	137,016
4,000	@	SeaBright Insurance Holdings, Inc.	46,960
15,200		Selective Insurance Group	348,536
4,000		State Auto Financial Corp.	120,240
4,800		Stewart Information Services Corp.	112,752
5,900		Tower Group, Inc.	166,439
7,900	@, @@	United America Indemnity Ltd.	101,199
5,400		United Fire & Casualty Co.	167,778
10,100	@	Universal American Financial Corp.	89,082
20,700		Validus Holdings Ltd.	541,512
10,400		Zenith National Insurance Corp.	328,328

			9,341,349

Internet: 2.5%
34,900	@	Art Technology Group, Inc.	67,357
9,000	@, @@	AsiaInfo Holdings, Inc.	106,560
10,700	@	Avocent Corp.	191,637
5,900	@, L	Bidz.com, Inc.	27,140
8,500	@	Blue Coat Systems, Inc.	71,400
3,500	@, L	Blue Nile, Inc.	85,715
6,100	@	Chordiant Software, Inc.	16,226
13,000	@, L	Cogent Communications Group, Inc.	84,890
5,300	@	comScore, Inc.	67,575
5,200	@, L	Constant Contact, Inc.	68,900
19,700	@	Cybersource Corp.	236,203
11,100	@	DealerTrack Holdings, Inc.	131,979
4,700	@	Dice Holdings, Inc.	19,176
9,900	@	Digital River, Inc.	245,520
40,700	@	Drugstore.Com	50,468
24,300	@	Earthlink, Inc.	164,268
11,900	@	eResearch Technology, Inc.	78,897
4,201	@, @@	Global Sources Ltd.	22,895
6,100	@, L	GSI Commerce, Inc.	64,172
5,000	@, L	i2 Technologies, Inc.	31,950
13,100	@	Ibasis, Inc.	18,471
7,700	@	Infospace, Inc.	58,135
11,600	@, L	Internap Network Services Corp.	29,000
4,800	@	Internet Brands, Inc.	27,936
7,000	@	Internet Capital Group, Inc.	38,150
13,300	@	Interwoven, Inc.	167,580
12,900	@	j2 Global Communications, Inc.	258,516
3,700	@	Keynote Systems, Inc.	28,527
6,600	@	Knot, Inc.	54,912
8,100	@	Limelight Networks, Inc.	19,845
5,200	@	Liquidity Services, Inc.	43,316
7,200	@	LoopNet, Inc.	49,104
6,900	@, @@, L	Mercadolibre, Inc.	113,229
14,600	@	Moduslink Global Solutions, Inc.	42,194
35,100	@	Move, Inc.	56,160
11,000	@, L	NetFlix, Inc.	328,790
7,200	L	Nutri/System, Inc.	105,048
12,700	@	Online Resources Corp.	60,198
5,100	@	Orbitz Worldwide, Inc.	19,788
3,900	@, L	Overstock.com, Inc.	42,042

Shares			Value

Internet: (continued)
7,700	@	PC-Tel, Inc.	$50,589
9,500	@	Perficient, Inc.	45,410
2,800	@	Rackspace Hosting, Inc.	15,064
21,500	@	RealNetworks, Inc.	75,895
12,100	@	S1 Corp.	95,469
24,300	@	Sapient Corp.	107,892
3,800	@, L	Shutterfly, Inc.	26,562
14,900	@	SonicWALL, Inc.	59,302
5,700	@	Sourcefire, Inc.	31,920
4,500	@	Stamps.com, Inc.	44,235
7,700	@	TechTarget, Inc.	33,264
12,000	@	TeleCommunication Systems, Inc.	103,080
13,700	@	Terremark Worldwide, Inc.	53,293
8,800		TheStreet.com, Inc.	25,520
15,800	@	thinkorswim Group, Inc.	88,796
51,500	@	TIBCO Software, Inc.	267,285
16,893		United Online, Inc.	102,541
21,600	@	Valueclick, Inc.	147,744
6,700	@	Vasco Data Security Intl.	69,211
4,800	@	Vignette Corp.	45,168
4,000	@	Vocus, Inc.	72,840
10,600	@	Websense, Inc.	158,682

			5,113,631

Investment Companies: 0.5%
37,900		Apollo Investment Corp.	352,849
22,200		Ares Capital Corp.	140,526
6,100	L	BlackRock Kelso Capital Corp.	60,146
600		Capital Southwest Corp.	64,896
1,900		Fifth Street Finance Corp	14,345
7,600	@	Harris & Harris Group, Inc.	30,020
11,700		Hercules Technology Growth Capital, Inc.	92,664
6,700		Kohlberg Capital Corp.	24,388
2,000		Medallion Financial Corp.	15,260
8,100		NGP Capital Resources Co.	67,797
11,100		Patriot Capital Funding, Inc.	40,404
8,200		Prospect Capital Corp.	98,154

			1,001,449

Iron/Steel: 0.0%
2,100		Olympic Steel, Inc.	42,777
8,300	@, @@	Sutor Technology Group, Ltd.	19,173
2,100	@	Universal Stainless & Alloy	30,429

			92,379

Leisure Time: 0.5%
6,500		Ambassadors Group, Inc.	59,800
24,800		Brunswick Corp.	104,408
17,600		Callaway Golf Co.	163,504
9,200	@, L	Life Time Fitness, Inc.	119,140
7,700		Marine Products Corp.	43,274
10,600	@	Nautilus, Inc.	23,426
8,600	L	Polaris Industries, Inc.	246,390
13,300	@	Town Sports International Holdings, Inc.	42,427
11,800	@	WMS Industries, Inc.	317,420

			1,119,789

Lodging: 0.1%
4,900		Ameristar Casinos, Inc.	42,336
8,400	@	Gaylord Entertainment Co.	91,056
8,200	@	Lodgian, Inc.	17,466

See Accompanying Notes to Financial Statements

68

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Lodging: (continued)
6,400		Marcus Corp.	$103,872
2,900	@	Monarch Casino & Resort, Inc.	33,785
5,300	@	Morgans Hotel Group Co.	24,698

			313,213

Machinery - Construction & Mining: 0.1%
5,400	@	Astec Industries, Inc.	169,182

			169,182

Machinery - Diversified: 1.5%
6,200		Albany International Corp.	79,608
6,900	@	Altra Holdings, Inc.	54,579
11,900		Applied Industrial Technologies, Inc.	225,148
12,900	L	Briggs & Stratton Corp.	226,911
3,000		Cascade Corp.	89,580
7,600	@	Chart Industries, Inc.	80,788
11,000		Cognex Corp.	162,800
3,900	@	Columbus McKinnon Corp.	53,235
2,000	@	DXP Enterprises, Inc.	29,220
5,100	@	Gerber Scientific, Inc.	26,061
3,600		Gorman-Rupp Co.	112,032
1,300	@	Hurco Cos, Inc.	15,600
16,600	@	Intermec, Inc.	220,448
4,700	@	Intevac, Inc.	23,829
5,800	@, L	iRobot Corp.	52,374
5,900	@	Kadant, Inc.	79,532
1,700	@	Key Technology, Inc.	32,113
3,200		Lindsay Manufacturing Co.	101,728
4,000	@	Middleby Corp.	109,080
1,900		Nacco Industries, Inc.	71,079
9,200	L	Nordson Corp.	297,068
12,300	@, L	Raser Technologies, Inc.	45,879
7,200		Robbins & Myers, Inc.	116,424
6,900		Sauer-Danfoss, Inc.	60,375
4,500	@	Tecumseh Products Co.	43,110
3,600		Tennant Co.	55,440
9,800	@	TurboChef Technologies, Inc.	48,118
13,100		Wabtec Corp.	520,725

			3,032,884

Media: 0.5%
4,400		AH Belo Corp.	9,592
23,200		Belo Corp.	36,192
111,300	@, L	Charter Communications, Inc.	9,104
13,900	@	CKX, Inc.	51,013
3,500		Courier Corp.	62,650
6,200	@	Cox Radio, Inc.	37,262
31,400	@	Cumulus Media, Inc.	78,186
5,300	@	DG FastChannel, Inc.	66,144
5,400	@	Dolan Media Co.	35,586
28,400	L	Entercom Communications Corp.	34,932
29,800	@	Entravision Communications Corp.	46,488
1,500	@	Fisher Communications, Inc.	30,960
50,900	L	Gray Television, Inc.	20,360
37,983	L	Lee Enterprises, Inc.	15,573
12,000	@	Martha Stewart Living Omnimedia	31,200
10,400		McClatchy Co.	8,320
23,000	L	Media General, Inc.	40,250
16,800	@	Mediacom Communications Corp.	72,240
12,600	@	Playboy Enterprises, Inc.	27,216
200	@	Rhi Entertainment, Inc.	1,624
7,000		Scholastic Corp.	95,060
16,500		Sinclair Broadcast Group, Inc.	51,150

Shares			Value

Media: (continued)
2,000		Value Line, Inc.	$69,040
8,200	L	World Wrestling Entertainment, Inc.	90,856

			1,020,998

Metal Fabricate/Hardware: 0.9%
4,000		AM Castle & Co.	43,320
2,200		Ampco-Pittsburgh Corp.	47,740
5,900		CIRCOR International, Inc.	162,250
2,300		Dynamic Materials Corp.	44,413
13,300	@	Furmanite Corp.	71,687
3,300	@	Haynes International, Inc.	81,246
7,300		Kaydon Corp.	250,755
4,000	@	Ladish Co., Inc.	55,400
2,100		Lawson Products	47,985
2,900	@	LB Foster Co.	90,712
10,400		Mueller Industries, Inc.	260,832
28,100		Mueller Water Products, Inc.	236,040
8,000		NN, Inc.	18,320
2,500	@	Northwest Pipe Co.	106,525
6,300	@	RBC Bearings, Inc.	127,764
2,600		Sun Hydraulics Corp.	48,984
17,300		Worthington Industries	190,646

			1,884,619

Mining: 0.9%
15,900	@	Allied Nevada Gold Corp.	80,454
6,900		Amcol International Corp.	144,555
51,400	@, @@	Apex Silver Mines Ltd.	50,372
4,700	@	Brush Engineered Materials, Inc.	59,784
118,100	@, L	Coeur d’Alene Mines Corp.	103,928
9,300		Compass Minerals International, Inc.	545,538
22,900	@, L	General Moly, Inc.	27,022
32,400	@, L	Hecla Mining Co.	90,720
13,400	@	Horsehead Holding Corp.	62,980
4,300		Kaiser Aluminum Corp.	96,836
8,200		Royal Gold, Inc.	403,522
6,200	@	RTI International Metals, Inc.	88,722
13,300	@	Stillwater Mining Co	65,702
29,700	@, L	USEC, Inc.	133,353

			1,953,488

Miscellaneous Manufacturing: 1.9%
16,000		Actuant Corp.	304,320
11,000		Acuity Brands, Inc.	384,010
2,900		American Railcar Industries, Inc.	30,537
2,600		Ameron International Corp.	163,592
5,700		AO Smith Corp.	168,264
3,200	@	AZZ, Inc.	80,320
14,100		Barnes Group, Inc.	204,450
10,500	@	Blount International, Inc.	99,540
7,600	@	Ceradyne, Inc.	154,356
6,300	@, @@, L	China Fire & Security Group, Inc.	42,903
13,600		Clarcor, Inc.	451,248
4,000	@	Colfax Corp.	41,560
3,700	@	EnPro Industries, Inc.	79,698
7,300	@	ESCO Technologies, Inc.	298,935
15,400		Federal Signal Corp.	126,434
2,800		Freightcar America, Inc.	51,156
1,700	@	GenTek, Inc.	25,585

See Accompanying Notes to Financial Statements

69

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Miscellaneous Manufacturing: (continued)
3,200	@	Griffon Corp.	$29,856
26,700	@	Hexcel Corp.	197,313
5,800		Koppers Holdings, Inc.	125,396
4,600	@	LSB Industries, Inc.	38,272
5,600	@	Lydall, Inc.	32,200
8,100		Matthews International Corp. - Class A	297,108
5,100	@, L	Metabolix, Inc.	64,872
7,500		Myers Industries, Inc.	60,000
4,800		NL Industries, Inc.	64,320
3,100	@	Park-Ohio Holdings Corp.	19,127
2,500	@	PMFG, Inc.	23,900
4,700	@	Polypore International, Inc.	35,532
4,500		Raven Industries, Inc.	108,450
16,800	@	Smith & Wesson Holding Corp.	38,136
3,300		Standex International Corp.	65,472
7,400		Tredegar Corp.	134,532

			4,041,394

Office Furnishings: 0.3%
15,500		Herman Miller, Inc.	201,965
10,000		HNI, Corp.	158,400
10,800		Interface, Inc.	50,112
15,400		Knoll, Inc.	138,908

			549,385

Oil & Gas: 2.5%
4,000	L	Alon USA Energy, Inc.	36,600
1,600		APCO Argentina, Inc.	42,608
3,200	@	Approach Resources, Inc.	23,392
10,100	@	Arena Resources, Inc.	283,709
8,000		Atlas America, Inc.	118,800
8,100	@	ATP Oil & Gas Corp.	47,385
13,600		Berry Petroleum Co.	102,816
9,900	@	Bill Barrett Corp.	209,187
18,800	@, L	BPZ Energy, Inc.	120,320
20,800	@	Brigham Exploration Co.	66,560
5,800	@, L	Bronco Drilling Co., Inc.	37,468
16,800	@	Callon Petroleum Co.	43,680
51,200	@, L	Cano Petroleum, Inc.	22,528
7,300	@	Carrizo Oil & Gas, Inc.	117,530
5,900	@, L	Cheniere Energy, Inc.	16,815
1,100	@	Clayton Williams Energy, Inc.	49,984
12,900	@	Comstock Resources, Inc.	609,525
14,400	@	Concho Resources, Inc.	328,608
4,000	@	Contango Oil & Gas Co.	225,200
13,800	@	CVR Energy, Inc.	55,200
5,300		Delek US Holdings, Inc.	28,037
15,700	@, L	Delta Petroleum Corp.	74,732
36,500	@	Endeavour International Corp.	18,250
19,900	@@	Energy XXI Bermuda Ltd.	15,721
39,100	@	EXCO Resources, Inc.	354,246
14,700	@	FX Energy, Inc.	41,013
1,400	@	GeoMet, Inc.	2,408
3,600	@, L	GMX Resources, Inc.	91,152
5,400	@, L	Goodrich Petroleum Corp.	161,730
63,400	@, @@	Gran Tierra Energy, Inc.	177,520
8,600	@	Gulfport Energy Corp.	33,970
11,000	@	Harvest Natural Resources, Inc.	47,300
300		Houston American Energy Corp.	1,014
15,200	@	McMoRan Exploration Co.	148,960
14,300	@	Meridian Resource Corp.	8,151
7,400	@, L	Northern Oil And Gas, Inc.	19,240

Shares			Value

Oil & Gas: (continued)
45,100	@, @@, L	Oilsands Quest, Inc.	$32,923
2,400		Panhandle Oil and Gas, Inc.	43,200
14,700	@	Parallel Petroleum Corp.	29,547
33,600	@	Parker Drilling Co.	97,440
11,100		Penn Virginia Corp.	288,378
4,000	@	Petroleum Development Corp.	96,280
11,700	@	Petroquest Energy, Inc.	79,092
15,200	@	Pioneer Drilling Co.	84,664
19,100	@	RAM Energy Resources, Inc.	16,808
11,800	@	Rex Energy Corp.	34,692
10,900	@	Rosetta Resources, Inc.	77,172
8,310	@	Stone Energy Corp.	91,576
18,800	@, L	Sulphco, Inc.	17,672
8,500	@	Swift Energy Co.	142,885
5,200	@, L	Toreador Resources Corp.	28,548
9,200	@, L	TXCO Resources, Inc.	13,708
19,100	@	Vaalco Energy, Inc.	142,104
8,800	@	Venoco, Inc.	23,848
15,800	@	Warren Resources, Inc.	31,442
8,000	L	Western Refining, Inc.	62,080

			5,215,418

Oil & Gas Services: 0.8%
6,900	@	Allis-Chalmers Energy, Inc.	37,950
10,100	@	Basic Energy Services, Inc.	131,704
6,200	@, L	Cal Dive International, Inc.	40,362
5,500		CARBO Ceramics, Inc.	195,415
12,900	@	Complete Production Services, Inc.	105,135
2,200	@	Dawson Geophysical Co.	39,182
8,500	@	Dril-Quip, Inc.	174,335
7,700	@	Flotek Industries, Inc.	19,404
3,200		Gulf Island Fabrication, Inc.	46,112
7,000	@	Hornbeck Offshore Services, Inc.	114,380
18,200	@	ION Geophysical Corp.	62,426
4,300		Lufkin Industries, Inc.	148,350
6,000	@	Matrix Service Co.	46,020
5,700	@	NATCO Group, Inc.	86,526
2,000	@	Natural Gas Services Group, Inc.	20,260
20,200	@	Newpark Resources	74,740
8,400		RPC, Inc.	81,984
5,600	@	Superior Well Services, Inc.	56,000
4,100	@	T-3 Energy Services, Inc.	38,704
4,900	@	Union Drilling, Inc.	25,431
6,400	@, @@	Willbros Group, Inc	54,208

			1,598,628

Packaging & Containers: 0.4%
2,200	@	AEP Industries, Inc.	38,676
4,000	@	Bway Holding Co.	31,840
30,300	@	Graphic Packaging Holding Co.	34,542
10,000		Rock-Tenn Co.	341,800
8,400		Silgan Holdings, Inc.	401,604

			848,462

Pharmaceuticals: 2.8%
17,700	@	Acadia Pharmaceuticals, Inc.	15,930
11,200	@	Adolor, Corp.	18,592
10,500	@, L	Akorn, Inc.	24,150
10,500	@	Alexza Pharmaceuticals, Inc.	33,285
24,500	@	Alkermes, Inc.	260,925
14,600	@	Allos Therapeutics, Inc.	89,352

See Accompanying Notes to Financial Statements

70

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Pharmaceuticals: (continued)
2,900	@	Amicus Therapeutics, Inc.	$23,142
8,900	@	Array Biopharma, Inc.	36,045
11,400	@, L	Auxilium Pharmaceuticals, Inc.	324,216
7,300	@, L	Cadence Pharmaceuticals, Inc.	52,779
5,600	@, S	Caraco Pharmaceutical Laboratories Ltd.	33,152
9,200	@	Catalyst Health Solutions, Inc.	224,020
3,200	@, @@, L	China Sky One Medical, Inc.	51,168
15,800	@, L	CV Therapeutics, Inc.	145,518
13,100	@	Cypress Bioscience, Inc.	89,604
24,100	@	Depomed, Inc.	39,765
22,100	@	Durect Corp.	74,919
15,300	@	Dyax Corp.	55,692
6,100	@	Idenix Pharmaceuticals, Inc.	35,319
7,800	@	I-Flow Corp.	37,440
26,500	@	Indevus Pharmaceuticals, Inc.	83,210
8,800	@	Inspire Pharmaceuticals, Inc.	31,680
22,100	@, L	Isis Pharmaceuticals, Inc.	313,378
10,600	@	KV Pharmaceutical Co.	30,528
11,400	@, L	MannKind Corp.	39,102
32,100	@	Medarex, Inc.	179,118
17,600		Medicis Pharmaceutical Corp.	244,640
5,400	@, L	Medivation, Inc.	78,678
18,000	@	Nabi Biopharmaceuticals	60,300
21,700	@	Nektar Therapeutics	120,652
4,000	@	Neogen Corp.	99,920
5,500	@	Neurocrine Biosciences, Inc.	17,600
5,300	@	Noven Pharmaceuticals, Inc.	58,300
3,600	@	Obagi Medical Products, Inc.	26,856
14,900	@	Onyx Pharmaceuticals, Inc.	508,984
6,400	@, L	Optimer Pharmaceuticals, Inc.	77,504
6,600	@	Orexigen Therapeutics, Inc.	36,828
3,600	@, L	Osiris Therapeutics, Inc.	68,976
11,400	@	Pain Therapeutics, Inc.	67,488
9,200	@	Par Pharmaceutical Cos., Inc.	123,372
5,200	@	Pharmasset, Inc.	68,172
8,500	@	PharMerica Corp.	133,195
7,600	@, L	Pozen, Inc.	38,304
5,200	@, L	Progenics Pharmaceuticals, Inc.	53,612
15,300	@	Questcor Pharmaceuticals, Inc.	142,443
9,900	@	Rigel Pharmaceuticals, Inc.	79,200
6,900	@, L	Salix Pharmaceuticals Ltd.	60,927
16,900	@	Savient Pharmaceuticals, Inc.	97,851
6,000	@	Schiff Nutrition International, Inc.	35,820
500	@	Sucampo Pharmaceuticals, Inc.	2,875
2,500	@, L	Synutra International, Inc.	27,550
8,700	@	Targacept, Inc.	30,972
14,200	@	Theravance, Inc.	175,938
1,900	@, L	USANA Health Sciences, Inc.	65,056
17,500	@, L	Valeant Pharmaceuticals International	400,750
19,200	@	Viropharma, Inc.	249,984
15,300	@, L	Vivus, Inc.	81,396
7,500	@	Xenoport, Inc.	188,100

			5,864,272

Pipelines: 0.0%
16,300		Crosstex Energy, Inc.	63,570

			63,570

Real Estate: 0.2%
2,100	@	Avatar Holdings, Inc.	55,692
800		Consolidated-Tomoka Land Co.	30,552

Shares			Value

Real Estate: (continued)
11,000	@	Forestar Real Estate Group, Inc.	$104,720
12,200	@	Hilltop Holdings, Inc.	118,828
3,300	@	Stratus Properties, Inc.	41,118
10,600		Thomas Properties Group, Inc.	27,454

			378,364

Retail: 4.4%
14,200	@	99 Cents Only Stores	155,206
18,500	@	Aeropostale, Inc.	297,850
11,100	@	AFC Enterprises	52,059
2,300	@	America’s Car-Mart, Inc.	31,763
6,700		Asbury Automotive Group, Inc.	30,619
9,800		Bebe Stores, Inc.	73,206
4,400	@	BJ’s Restaurants, Inc.	47,388
37,700	@, L	Blockbuster, Inc.	46,371
8,200		Bob Evans Farms, Inc.	167,526
75,700		Borders Group, Inc.	30,280
8,900		Brown Shoe Co., Inc.	75,383
5,850		Buckle, Inc.	127,647
4,900	@	Buffalo Wild Wings, Inc.	125,685
8,300	@	Cabela’s, Inc.	48,389
4,900	@	California Pizza Kitchen, Inc.	52,528
13,500		Casey’s General Stores, Inc.	307,395
7,900		Cash America International, Inc.	216,065
8,300		Cato Corp.	125,330
5,700	@	CEC Entertainment, Inc.	138,225
2,800	@	Charlotte Russe Holding, Inc.	18,172
35,100	@	Charming Shoppes, Inc.	85,644
22,700	@	Cheesecake Factory	229,270
43,400	@	Chico’s FAS, Inc.	181,412
6,300	@	Childrens Place Retail Stores, Inc.	136,584
7,300		Christopher & Banks Corp.	40,880
4,600	@	Citi Trends, Inc.	67,712
11,800		CKE Restaurants, Inc.	102,424
20,500	@	Coldwater Creek, Inc.	58,425
17,000	@	Collective Brands, Inc.	199,240
3,800	@	Conn’s, Inc.	32,224
5,300		Cracker Barrel Old Country Store	109,127
31,800	@	Denny’s Corp.	63,282
15,900		Dillard’s, Inc.	63,123
2,700	L	DineEquity, Inc.	31,212
11,300	@	Domino’s Pizza, Inc.	53,223
9,000	@, L	Dress Barn, Inc.	96,660
2,000	@, L	DSW, Inc.	24,920
10,300	@	Ezcorp, Inc.	156,663
8,779		Finish Line	49,162
5,900	@	First Cash Financial Services, Inc.	112,454
9,200		Fred’s, Inc.	98,992
3,300	@, @@	Fuqi International, Inc.	20,658
4,300	@	Gaiam, Inc.	19,866
5,200	@	Genesco, Inc.	87,984
5,300	L	Group 1 Automotive, Inc.	57,081
7,200	@	Gymboree Corp.	187,848
2,600	L	Haverty Furniture Cos., Inc.	24,258
5,500	@	hhgregg, Inc.	47,740
7,300	@	Hibbett Sporting Goods, Inc.	114,683
10,400	@	HOT Topic, Inc.	96,408
9,800	@, L	J Crew Group, Inc.	119,560
16,000	@	Jack in the Box, Inc.	353,440
6,300	@	Jo-Ann Stores, Inc.	97,587
5,500	@, L	JoS. A Bank Clothiers, Inc.	143,825
5,000		Kenneth Cole Productions, Inc.	35,400
13,900	@, L	Krispy Kreme Doughnuts, Inc.	23,352

See Accompanying Notes to Financial Statements

71

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Retail: (continued)
4,600		Landry’s Restaurants, Inc.	$53,360
5,800	@, @@, L	Lululemon Athletica, Inc.	45,994
4,000	@	Lumber Liquidators, Inc.	42,240
10,400	@, L	MarineMax, Inc.	35,256
13,500		Men’s Wearhouse, Inc.	182,790
10,000	@	New York & Co., Inc.	23,200
13,900		Nu Skin Enterprises, Inc.	144,977
20,900	@	Pacific Sunwear of California	33,231
6,100	@	Pantry, Inc.	130,845
6,300	@	Papa John’s International, Inc.	116,109
10,200	@	PC Mall, Inc.	40,902
11,300		PEP Boys-Manny Moe & Jack	46,669
7,000	@	PetMed Express, Inc.	123,410
5,800	@, L	PF Chang’s China Bistro, Inc.	121,452
4,900		Pricesmart, Inc.	101,234
4,500	@	Red Robin Gourmet Burgers, Inc.	75,735
9,300		Regis Corp.	135,129
12,600	@	Retail Ventures, Inc.	43,722
4,700	@	Rex Stores Corp.	37,929
8,300	@	Ruby Tuesday, Inc.	12,948
8,100	@	Rush Enterprises, Inc. - Class A	69,417
22,400	@	Sally Beauty Holdings, Inc.	127,456
8,000		Sonic Automotive, Inc.	31,840
14,200	@	Sonic Corp.	172,814
9,900		Stage Stores, Inc.	81,675
1,900		Stein Mart, Inc.	2,147
2,200	@	Systemax, Inc.	23,694
15,300	L	Talbots, Inc.	36,567
13,600	@	Texas Roadhouse, Inc.	105,400
8,900	@	Tractor Supply Co.	321,646
6,800	@	Tween Brands, Inc.	29,376
3,100	@	Ulta Salon Cosmetics & Fragrance, Inc.	25,668
97,700		Wendy’s/Arby’s Group, Inc. - Class A	482,638
23,800	@	Wet Seal, Inc.	70,686
7,300		World Fuel Services Corp.	270,100
8,000	@	Zale Corp.	26,640
6,300	@	Zumiez, Inc.	46,935

			9,061,241

Savings & Loans: 1.4%
1,900		BankFinancial Corp.	19,361
13,200	@	Beneficial Mutual Bancorp, Inc.	148,500
400		Berkshire Hills Bancorp., Inc.	12,344
15,400		Brookline Bancorp., Inc.	164,010
7,000		Dime Community Bancshares	93,100
7,600		ESSA Bancorp, Inc.	107,388
31,800	S	First Niagara Financial Group, Inc.	514,206
13,700	@, L	FirstFed Financial Corp.	23,975
26,700	@, L	Guaranty Financial Group, Inc.	69,687
11,200	@	Investors Bancorp, Inc.	150,416
1,700	@	Meridian Interstate Bancorp, Inc.	15,725
3,300		NASB Financial, Inc.	89,100
28,800		NewAlliance Bancshares, Inc.	379,296
5,600		Northfield Bancorp, Inc.	63,000
5,900		Northwest Bancorp, Inc.	126,142
3,300		OceanFirst Financial Corp.	54,780
4,000	@	Oritani Financial Corp.	67,400
15,500		Provident Financial Services, Inc.	237,150

Shares			Value

Savings & Loans: (continued)
5,300		Provident New York Bancorp	$65,720
6,900		Rockville Financial, Inc.	96,393
5,200		Roma Financial Corp.	65,468
5,900		ViewPoint Financial Group	94,695
5,000	@	Waterstone Financial, Inc.	16,750
3,300		Westfield Financial, Inc.	34,056
2,400		WSFS Financial Corp.	115,176

			2,823,838

Semiconductors: 2.6%
7,000	@	Actel Corp.	82,040
15,500	@	Advanced Analogic Technologies, Inc.	46,810
32,000	@	Amkor Technology, Inc.	69,760
11,700	@	Anadigics, Inc.	17,316
17,900	@	Applied Micro Circuits Corp.	70,347
43,500	@	Asyst Technologies, Inc.	10,875
7,900	@	ATMI, Inc.	121,897
76,200	@	Axcelis Technologies, Inc.	38,862
16,900	@	Brooks Automation, Inc.	98,189
6,300	@	Cabot Microelectronics Corp.	164,241
7,600	@, L	Cavium Networks, Inc.	79,876
8,300	@	Ceva, Inc.	58,100
20,600	@	Cirrus Logic, Inc.	55,208
6,300		Cohu, Inc.	76,545
8,200	@	Diodes, Inc.	49,692
7,400	@	DSP Group, Inc.	59,348
33,600	@, L	Emcore Corp.	43,680
22,700	@	Emulex Corp.	158,446
39,500	@	Entegris, Inc.	86,505
13,300	@	Exar Corp.	88,711
12,500	@	Formfactor, Inc.	182,500
5,000	@	Hittite Microwave Corp.	147,300
7,400		IXYS Corp.	61,124
22,400	@	Kopin Corp.	45,696
17,400	@, L	Kulicke & Soffa Industries, Inc.	29,580
34,700	@	Lattice Semiconductor Corp.	52,397
38,500	@	LTX-Credence Corp.	10,395
22,152	@	Macrovision Solutions Corp.	280,223
28,400	@	Mattson Technology, Inc.	40,044
15,400		Micrel, Inc.	112,574
21,100	@	Microsemi Corp.	266,704
22,500	@	Microtune, Inc.	45,900
18,500	@	MIPS Technologies, Inc.	20,535
14,600	@	MKS Instruments, Inc.	215,934
7,700	@	Monolithic Power Systems, Inc.	97,097
5,300	@	Netlogic Microsystems, Inc.	116,653
13,500	@, L	Omnivision Technologies, Inc.	70,875
2,900	@	Pericom Semiconductor Corp.	15,892
12,500	@	PLX Technology, Inc.	21,500
52,800	@	PMC - Sierra, Inc.	256,608
8,200	L	Power Integrations, Inc.	163,016
8,400	@	Rubicon Technology, Inc.	35,784
6,600	@	Rudolph Technologies, Inc.	23,298
17,300	@	Semtech Corp.	194,971
6,300	@, L	Sigma Designs, Inc.	59,850
24,600	@	Silicon Image, Inc.	103,320
27,300	@	Sirf Technology Holdings, Inc.	34,944
46,200	@	Skyworks Solutions, Inc.	255,948
35,200	@, L	Spansion, LLC	6,663
5,000	@	Standard Microsystems Corp.	81,700
3,600	@	Supertex, Inc.	86,436
7,000	@	Techwell, Inc.	45,500

See Accompanying Notes to Financial Statements

72

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Semiconductors: (continued)
14,900	@	Tessera Technologies, Inc.	$177,012
3,700	@	Transmeta Corp.	67,340
38,300	@	Triquint Semiconductor, Inc.	131,752
7,100	@	Ultratech, Inc.	84,916
10,900	@	Veeco Instruments, Inc.	69,106
5,900	@	Volterra Semiconductor Corp.	42,185
13,800	@	Zoran Corp.	94,254

			5,323,974

Software: 4.2%
16,100	@	Accelrys, Inc.	70,196
9,100	@, L	ACI Worldwide, Inc.	144,690
20,700	@	Actuate Corp.	61,272
14,100		Acxiom Corp.	114,351
4,500	@, L	Advent Software, Inc.	89,865
33,200	@	Allscripts Healthcare Solutions, Inc.	329,344
5,000	@	American Reprographics Co.	34,500
14,100		American Software, Inc.	66,270
23,300	@	Ariba, Inc.	167,993
5,100	@	Athenahealth, Inc.	191,862
5,000	@, L	Avid Technology, Inc.	54,550
11,800		Blackbaud, Inc.	159,300
9,300	@	Blackboard, Inc.	243,939
4,900	@	Bottomline Technologies, Inc.	34,790
16,000	@	Callidus Software, Inc.	47,840
10,700	@, L	China Information Security Technology, Inc.	38,520
11,000	@	Commvault Systems, Inc.	147,510
4,300		Computer Programs & Systems, Inc.	115,240
11,900	@	Concur Technologies, Inc.	390,558
10,100	@	CSG Systems International	176,447
3,800	@	Deltek, Inc.	17,632
5,700	@	DemandTec, Inc.	45,999
8,600	@	Digi International, Inc.	69,746
8,000	@	DivX, Inc.	41,840
4,800	@	Double-Take Software, Inc.	43,056
2,300	@	Ebix, Inc.	54,970
13,500	@	Eclipsys Corp.	191,565
11,700	@	Epicor Software Corp.	56,160
10,100	@	EPIQ Systems, Inc.	168,771
14,400		Fair Isaac Corp.	242,784
12,900	@	FalconStor Software, Inc.	35,862
5,300	@	Guidance Software, Inc.	21,624
11,800		infoGROUP, Inc.	55,932
22,400	@	Informatica Corp.	307,552
8,100	@, L	Innerworkings, Inc.	53,055
4,900	@	Interactive Intelligence, Inc.	31,409
7,500	@	JDA Software Group, Inc.	98,475
33,500	@	Lawson Software, Inc.	158,790
5,500	@	Mantech International Corp.	298,045
6,100	@	MedAssets, Inc.	89,060
1,900	@	MicroStrategy, Inc.	70,547
9,100	@	Monotype Imaging Holdings, Inc.	52,780
10,200	@	MSCSoftware Corp.	68,136
2,700	@, L	NetSuite, Inc.	22,788
10,200	@	Omnicell, Inc.	124,542
17,600	@	Omniture, Inc.	187,264
32,300	@	Parametric Technology Corp.	408,595
5,800		Pegasystems, Inc.	71,688
10,700	@	Phase Forward, Inc.	133,964
7,400	@	Phoenix Technologies Ltd.	25,900
11,300	@	Progress Software Corp.	217,638
4,300		Quality Systems, Inc.	187,566

Shares			Value

Software: (continued)
20,500	@	Quest Software, Inc.	$258,095
3,500		Renaissance Learning, Inc.	31,465
5,800	@	RightNow Technologies, Inc.	44,834
5,500		Schawk, Inc.	63,030
8,200	@	Seachange Intl., Inc.	59,122
6,900	@	Smith Micro Software, Inc.	38,364
14,400	@	Solera Holdings, Inc.	347,040
5,000	@	SPSS, Inc.	134,800
22,500	@	Sybase, Inc.	557,325
4,000	@	Synchronoss Technologies, Inc.	42,640
4,900	@	SYNNEX Corp.	55,517
21,400	@	Take-Two Interactive Software, Inc.	161,784
6,000	@	Taleo Corp.	46,980
17,400	@	THQ, Inc.	72,906
20,400	@	Trident Microsystems, Inc.	38,556
12,300	@	Tyler Technologies, Inc.	147,354
7,000	@	Ultimate Software Group, Inc.	102,200
19,500	@, L	Verifone Holdings, Inc.	95,550
18,800	@	Wind River Systems, Inc.	169,764

			8,800,098

Storage/Warehousing: 0.0%
7,200	@	Mobile Mini, Inc.	103,824

			103,824

Telecommunications: 3.6%
90,800	@	3Com Corp.	207,024
5,400	@	Acme Packet, Inc.	28,404
23,600	@	Adaptec, Inc.	77,880
15,500		Adtran, Inc.	230,640
11,800	@	Airvana, Inc.	72,216
4,800		Alaska Communications Systems Group, Inc.	45,024
5,000	@	Anaren, Inc.	59,750
8,100	@	Anixter International, Inc.	243,972
3,200		Applied Signal Technology, Inc.	57,408
33,200	@	Arris Group, Inc.	263,940
15,400	@	Aruba Networks, Inc.	39,270
16,600	@	Atheros Communications, Inc.	237,546
3,400		Atlantic Tele-Network, Inc.	90,270
10,500	@	BigBand Networks, Inc.	57,960
4,000		Black Box Corp.	104,480
35,400	@	Bookham, Inc.	15,930
6,100	@	Cbeyond, Inc.	97,478
19,900	@	Centennial Communications Corp.	160,394
57,400	@	Cincinnati Bell, Inc.	110,782
6,900	@	Comtech Telecommunications	316,158
6,300		Consolidated Communications Holdings, Inc.	74,844
4,300	@	EMS Technologies, Inc.	111,241
14,600	@	Extreme Networks	34,164
14,300		Fairpoint Communications, Inc.	46,904
43,200	@	FiberTower Corp.	6,912
115,862	@	Finisar Corp.	44,028
10,500	@	General Communication, Inc.	84,945
5,100	@	GeoEye, Inc.	98,073
7,100	@	Global Crossing Ltd.	56,374
2,900	@	Globecomm Systems, Inc.	15,921
26,200	@	Harmonic, Inc.	146,982
7,500	@	Harris Stratex Networks, Inc.	38,700
2,700	@	Hughes Communications, Inc.	43,038
2,600	@	Hungarian Telephone & Cable Corp.	22,360
21,400	@	Hypercom Corp.	23,112

See Accompanying Notes to Financial Statements

73

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Telecommunications: (continued)
34,200	@	ICO Global Communications Holdings Ltd.	$38,646
25,100	@	Infinera Corp.	224,896
11,700	@	InterDigital, Inc.	321,750
9,200		Iowa Telecommunications Services, Inc.	131,376
5,900	@	IPG Photonics Corp.	77,762
6,400	@	Ixia	36,992
7,600	@	Knology, Inc.	39,216
3,400	@	Loral Space & Communications, Inc.	49,402
11,200	@	Mastec, Inc.	129,696
33,600	@	MRV Communications, Inc.	25,872
8,300	@	Netgear, Inc.	94,703
5,100	@	Neutral Tandem, Inc.	82,722
5,500	@	Novatel Wireless, Inc.	25,520
6,800		NTELOS Holdings Corp.	167,688
4,700	@	Oplink Communications, Inc.	40,420
16,700	@	OpNext, Inc.	29,225
11,900	@, L	Orbcomm, Inc.	25,704
38,100	@	PAETEC Holding Corp.	54,864
5,100	@, L	Parkervision, Inc.	12,597
13,400		Plantronics, Inc.	176,880
22,400	@	Polycom, Inc.	302,624
76,200	@	Powerwave Technologies, Inc.	38,100
400		Preformed Line Products Co.	18,416
18,800	@	Premier Global Services, Inc.	161,868
5,500	@	RCN Corp.	32,450
45,300	@	RF Micro Devices, Inc.	35,334
9,600	@, L	SAVVIS, Inc.	66,144
8,100		Shenandoah Telecom Co.	227,205
12,500	@	ShoreTel, Inc.	56,125
47,300	@	Sonus Networks, Inc.	74,734
7,400	@	Starent Networks Corp.	88,282
5,100	@, L	Switch and Data, Inc.	37,689
55,100	@	Sycamore Networks, Inc.	148,219
12,400	@	Syniverse Holdings, Inc.	148,056
18,200	@	Tekelec	242,788
60,300	@, L	TerreStar Corp.	24,120
38,000	@	TW Telecom, Inc.	321,860
10,500	@	USA Mobility, Inc.	121,485
22,000	@	Utstarcom, Inc.	40,700
3,600	@	Viasat, Inc.	86,688
32,300	@	Vonage Holdings Corp.	21,318

			7,444,260

Textiles: 0.1%
5,700		G&K Services, Inc.	115,254
3,700		Unifirst Corp.	109,853

			225,107

Toys/Games/Hobbies: 0.3%
7,900	@	Jakks Pacific, Inc.	162,977
9,000	@	Leapfrog Enterprises, Inc.	31,500
13,500	@	Marvel Entertainment, Inc.	415,125
2,600	@	RC2 Corp.	27,742

			637,344

Transportation: 1.8%
12,800	@	American Commercial Lines, Inc.	62,720
6,700	L	Arkansas Best Corp.	201,737
3,000	@	Atlas Air Worldwide Holdings, Inc.	56,700
5,700	@, L	Bristow Group, Inc.	152,703
4,900	@	Celadon Group, Inc.	41,797

Shares			Value

Transportation: (continued)
12,600		DHT Maritime, Inc.	$69,804
1,300	@	Dynamex, Inc.	19,175
14,100	L	Eagle Bulk Shipping, Inc.	96,162
7,500		Forward Air Corp.	182,025
5,400	L	Genco Shipping & Trading Ltd.	79,920
14,838	L	General Maritime Corp.	160,250
8,500	@	Genesee & Wyoming, Inc.	259,250
8,700	@@	Golar LNG Ltd.	58,812
6,500	@	Gulfmark Offshore, Inc.	154,635
14,600		Heartland Express, Inc.	230,096
13,900		Horizon Lines, Inc.	48,511
9,600	@	HUB Group, Inc.	254,688
2,500		International Shipholding Corp.	63,325
13,900		Knight Transportation, Inc.	224,068
2,300		Knightsbridge Tankers Ltd.	33,695
4,600	@	Marten Transport Ltd.	87,216
9,200	@@, L	Nordic American Tanker Shipping	310,500
8,400	@	Old Dominion Freight Line	239,064
8,700		Pacer International, Inc.	90,741
3,600	@	PHI, Inc.	50,436
2,400	@	Saia, Inc.	26,064
11,600	@@, L	Ship Finance International Ltd.	128,180
3,800	L	Teekay Tankers Ltd.	48,260
11,000	@	Ultrapetrol Bahamas Ltd.	35,090
11,000		Werner Enterprises, Inc.	190,740
13,800	@, L	YRC Worldwide, Inc.	39,606

			3,695,970

Trucking & Leasing: 0.1%
12,100		Aircastle Ltd.	57,838
2,400	@	Amerco, Inc.	82,872
5,900		Greenbrier Cos., Inc.	40,533
3,900		TAL International Group, Inc.	54,990
4,800	@@	Textainer Group Holdings Ltd.	50,880

			287,113

Water: 0.3%
3,700		American States Water Co.	122,026
5,000		California Water Service Group	232,150
2,000		Consolidated Water Co., Ltd.	25,000
4,100		Middlesex Water Co.	70,643
4,100	@	Pico Holdings, Inc.	108,978
3,600		SJW Corp.	107,784
6,300		Southwest Water Co.	20,286

			686,867

		Total Common Stock (Cost $246,510,046)	188,095,126

REAL ESTATE INVESTMENT TRUSTS: 5.6%
Apartments: 0.6%
13,989		American Campus Communities, Inc.	286,495
6,000		Associated Estates Realty Corp.	54,780
11,200		Education Realty Trust, Inc.	58,464
10,100		Home Properties, Inc.	410,060
7,000		Mid-America Apartment Communities, Inc.	260,120
12,700		Post Properties, Inc.	209,550

			1,279,469

Diversified: 0.8%
26,200		Capital Lease Funding, Inc.	45,326
12,500		Colonial Properties Trust	104,125

See Accompanying Notes to Financial Statements

74

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Diversified: (continued)
9,200	L	Cousins Properties, Inc.	$127,420
8,500		Entertainment Properties Trust	253,300
16,600		Investors Real Estate Trust	177,786
16,700		Lexington Realty Trust	83,500
11,000		Mission West Properties	84,150
4,300		PS Business Parks, Inc.	192,038
16,900		Washington Real Estate Investment Trust	478,270
4,000		Winthrop Realty Trust	43,360

			1,589,275

Health Care: 0.8%
6,200		Care Investment Trust, Inc.	48,298
5,900		Cogdell Spencer, Inc.	55,224
13,500		Healthcare Realty Trust, Inc.	316,980
6,600		LTC Properties, Inc.	133,848
22,000		Medical Properties Trust, Inc.	138,820
2,900		National Health Investors, Inc.	79,547
17,300		Omega Healthcare Investors, Inc.	276,281
31,200		Senior Housing Properties Trust	559,104
3,700		Universal Health Realty Income Trust	121,767

			1,729,869

Hotels: 0.2%
35,500		Ashford Hospitality Trust, Inc.	40,825
26,400		DiamondRock Hospitality Co.	133,848
27,700		FelCor Lodging Trust, Inc.	50,968
9,400		LaSalle Hotel Properties	103,870
20,500		Strategic Hotel Capital, Inc.	34,440
9,300		Sunstone Hotel Investors, Inc.	57,567

			421,518

Manufactured Homes: 0.2%
7,400		Equity Lifestyle Properties, Inc.	283,864
5,700		Sun Communities, Inc.	79,800

			363,664

Mortgage: 0.6%
3,400		American Capital Agency Corp.	72,624
15,500	L	Anthracite Capital, Inc.	34,565
23,200		Anworth Mortgage Asset Corp.	149,176
15,600	L	Arbor Realty Trust, Inc.	46,020
4,600	L	Capital Trust, Inc.	16,560
17,100		Capstead Mortgage Corp.	184,167
9,400		Chimera Investment Corp.	32,430
28,035		Gramercy Capital Corp.	35,885
3,000		Hatteras Financial Corp.	79,800
45,100		MFA Mortgage Investments, Inc.	265,639
16,500	L	Newcastle Investment Corp.	13,860
12,600	L	Northstar Realty Finance Corp.	49,266
10,800	L	RAIT Investment Trust	28,080
8,400		Redwood Trust, Inc.	125,244

			1,133,316

Office Property: 0.6%
18,100		BioMed Realty Trust, Inc.	212,132
11,400		Corporate Office Properties Trust SBI MD	349,980
13,600		Franklin Street Properties Corp.	200,600
14,100		Highwoods Properties, Inc.	385,776
3,300		Parkway Properties, Inc.	59,400

			1,207,888

Shares			Value

Paper & Related Products: 0.1%
11,300		Potlatch Corp.	$293,913

			293,913

Regional Malls: 0.0%
12,300		Glimcher Realty Trust	34,563
6,100		Pennsylvania Real Estate Investment Trust	45,445

			80,008

Shopping Centers: 0.5%
8,200		Acadia Realty Trust	117,014
9,400		Cedar Shopping Centers, Inc.	66,552
8,300	L	Equity One, Inc.	146,910
15,500		Inland Real Estate Corp.	201,190
5,100		Kite Realty Group Trust	28,356
3,700		Ramco-Gershenson Properties	22,866
2,900		Saul Centers, Inc.	114,550
8,300		Tanger Factory Outlet Centers, Inc.	312,246
3,200		Urstadt Biddle Properties, Inc.	50,976

			1,060,660

Single Tenant: 0.7%
600	@	Alexander’s, Inc.	152,940
5,000		Getty Realty Corp.	105,300
25,800		National Retail Properties, Inc.	443,502
27,500		Realty Income Corp.	636,625

			1,338,367

Storage: 0.2%
19,700		Extra Space Storage, Inc.	203,304
5,900		Sovran Self Storage, Inc.	212,400
14,000		U-Store-It Trust	62,300

			478,004

Warehouse/Industrial: 0.3%
46,100		DCT Industrial Trust, Inc.	233,266
6,300		EastGroup Properties, Inc.	224,154
13,600		First Industrial Realty Trust, Inc.	102,680

			560,100

		Total Real Estate Investment Trusts (Cost $16,145,917)	11,536,051

		Total Long-Term Investments (Cost $262,655,963)	199,631,177

SHORT-TERM INVESTMENTS: 11.2%
Money Market: 2.3%
4,869,000	S	ING Institutional Prime Money Market Fund - Class I	4,869,000

		Total Money Market (Cost $4,869,000)	4,869,000

See Accompanying Notes to Financial Statements

75

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value
Securities Lending Collateralcc: 8.9%
$18,516,175	Bank of New York Mellon Corp. Institutional Cash Reserves		$18,415,709

	Total Securities Lending Collateral (Cost $18,516,175)		18,415,709

	Total Short-Term Investments (Cost $23,385,175)		23,284,709

	Total Investments in Securities (Cost $ 286,041,138)*	107.2%	$222,915,886
	Other Assets and Liabilities - Net	(7.2)	(14,876,062)

	Net Assets	100.0%	$208,039,824

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2008.
*	Cost for federal income tax purposes is $288,674,159.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$6,806,145
Gross Unrealized Depreciation	(72,564,418)

Net Unrealized Depreciation	$(65,758,273)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$204,500,177	$359,377
Level 2 — Other Significant Observable Inputs	18,415,709	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$222,915,886	$359,377

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

ING Russell Small Cap Index Portfolio Open Futures Contracts on December 31, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000 Mini	101	03/20/09	$359,377

			$359,377

See Accompanying Notes to Financial Statements

76

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Principal Amount			Value

CORPORATE BONDS/NOTES: 20.0%
Aerospace/Defense: 0.1%
$150,000	C	Northrop Grumman Corp., 7.125%, due 02/15/11	$156,041
220,000	C	United Technologies Corp., 4.875%, due 05/01/15	214,739

			370,780

Agriculture: 0.3%
285,000		Altria Group, Inc., 9.950%, due 11/10/38	311,098
505,000		Philip Morris International, Inc., 4.875%, due 05/16/13	506,938

			818,036

Airlines: 0.3%
659,130	C	Delta Airlines, Inc., 6.821%, due 08/10/22	382,295
100,000	C	Northwest Airlines, Inc., 7.027%, due 11/01/19	54,000
604,214	C	Southwest Airlines Co. 2007-1 Pass-through Trust, 6.150%, due 08/01/22	466,478

			902,773

Auto Manufacturers: 0.1%
255,000		Daimler Finance NA, LLC, 6.500%, due 11/15/13	199,097

			199,097

Banks: 4.6%
860,000		Bank of America Corp., 3.125%, due 06/15/12	894,426
210,000		Bank of America Corp., 5.375%, due 06/15/14	206,073
525,000		Bank of America Corp., 5.650%, due 05/01/18	529,065
1,330,000		Citigroup, Inc., 5.000%, due 09/15/14	1,171,246
1,035,000		Citigroup, Inc., 5.875%, due 05/29/37	1,037,777
500,000	@@	Deutsche Bank AG/London, 5.375%, due 10/12/12	512,148
1,250,000		Goldman Sachs Group, Inc., 4.750%, due 07/15/13	1,124,426
700,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	673,835
275,000	C	Goldman Sachs Group, Inc., 6.450%, due 05/01/36	214,154
350,000	@@	HSBC Holdings PLC, 6.500%, due 09/15/37	356,617
1,250,000		JPMorgan Chase & Co., 5.375%, due 10/01/12	1,279,769
1,715,000	@@	KFW, 3.250%, due 02/15/11	1,764,804
250,000	C	Morgan Stanley, 5.375%, due 10/15/15	215,496
950,000	C	Morgan Stanley, 6.625%, due 04/01/18	834,802
335,000	@@	Royal Bank of Scotland Group PLC, 5.000%, due 11/12/13	295,504
1,315,000		Wachovia Corp., 5.500%, due 05/01/13	1,301,559

Principal Amount			Value

Banks: (continued)
$200,000		Wachovia Corp., 5.700%, due 08/01/13	$194,204
730,000		Wells Fargo & Co., 5.625%, due 12/11/17	762,928

			13,368,833

Beverages: 0.0%
125,000	@@, #, C	SABMiller PLC, 5.700%, due 01/15/14	115,371

			115,371

Chemicals: 0.3%
140,000		Dow Chemical Co., 7.375%, due 11/01/29	132,187
575,000	C	EI Du Pont de Nemours & Co., 5.000%, due 01/15/13	580,726

			712,913

Commercial Services: 0.1%
395,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	217,989

			217,989

Computers: 0.1%
300,000	C	Hewlett-Packard Co., 4.500%, due 03/01/13	304,812

			304,812

Cosmetics/Personal Care: 0.1%
240,000	C	Procter & Gamble Co., 5.550%, due 03/05/37	267,424

			267,424

Diversified Financial Services: 2.1%
425,000		American Express Co., 7.000%, due 03/19/18	430,460
425,000		Bear Stearns Cos., Inc., 5.350%, due 02/01/12	417,272
40,000		CIT Group, Inc., 5.000%, due 02/13/14	29,103
550,000	@@, C	ConocoPhillips Canada Funding Co. I, 5.625%, due 10/15/16	561,956
40,000		Countrywide Financial Corp., 5.800%, due 06/07/12	39,016
1,950,000		General Electric Capital Corp., 5.250%, due 10/19/12	1,965,733
600,000	C	General Electric Capital Corp., 6.750%, due 03/15/32	639,852
475,000		HSBC Finance Corp., 5.000%, due 06/30/15	422,193
110,000		International Lease Finance Corp., 5.625%, due 09/15/10	86,497
625,000		International Lease Finance Corp., 5.625%, due 09/20/13	417,752
350,000	C	JPMorgan Chase Capital XV, 5.875%, due 03/15/35	271,650
810,000	C	Merrill Lynch & Co., Inc., 6.220%, due 09/15/26	749,835

			6,031,319

See Accompanying Notes to Financial Statements

77

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value

Electric: 1.8%
$210,000	C	Alabama Power Co., 5.800%, due 11/15/13	$218,787
295,000	C	Consolidated Edison Co. of New York, Inc., 7.125%, due 12/01/18	317,774
290,000	C	Dominion Resources, Inc., 5.950%, due 06/15/35	248,544
230,000	C	Duke Energy Carolinas, LLC, 6.000%, due 01/15/38	251,471
350,000	C	Exelon Generation Co., LLC, 6.200%, due 10/01/17	301,489
975,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	922,211
325,000	C	Florida Power & Light Co., 5.550%, due 11/01/17	345,337
160,000	C	Georgia Power Co., 6.000%, due 11/01/13	168,358
230,000	C	Midamerican Energy Co., 4.650%, due 10/01/14	219,116
200,000	C	Midamerican Energy Holdings Co., 6.125%, due 04/01/36	186,559
355,000	#, C	Oncor Electric Delivery Co., 5.950%, due 09/01/13	331,411
190,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	202,459
160,000	C	PPL Energy Supply, LLC, 6.300%, due 07/15/13	148,284
775,000	C	Progress Energy, Inc., 7.100%, due 03/01/11	768,502
230,000	C	Southern California Edison Co., 5.500%, due 08/15/18	240,911
240,000	C	Southwestern Public Service Co., 8.750%, due 12/01/18	264,651

			5,135,864

Electronics: 0.1%
350,000	@@, C	Koninklijke Philips Electronics NV, 5.750%, due 03/11/18	323,033

			323,033

Food: 0.4%
600,000		Kraft Foods, Inc., 6.500%, due 08/11/17	604,069
225,000	C	Kroger Co., 5.500%, due 02/01/13	223,175
310,000	C	Safeway, Inc., 6.250%, due 03/15/14	311,949

			1,139,193

Healthcare - Products: 0.2%
375,000	@@, C	Covidien International Finance SA, 6.000%, due 10/15/17	370,563
225,000	C	Johnson & Johnson, 5.950%, due 08/15/37	275,728

			646,291

Healthcare - Services: 0.2%
425,000	C	UnitedHealth Group, Inc., 6.000%, due 02/15/18	392,788

Principal Amount			Value

Healthcare - Services: (continued)
$105,000	C	WellPoint, Inc., 5.850%, due 01/15/36	$86,038

			478,826

Household Products/Wares: 0.1%
150,000	C	Clorox Co., 5.450%, due 10/15/12	149,386

			149,386

Insurance: 0.2%
110,000	C	Genworth Financial, Inc., 6.515%, due 05/22/18	38,188
75,000	C	Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	64,731
75,000	C	Metlife, Inc., 5.000%, due 06/15/15	70,346
265,000		Prudential Financial, Inc., 5.700%, due 12/14/36	165,598
215,000	C	Travelers Cos., Inc., 6.250%, due 06/15/37	207,387

			546,250

Iron/Steel: 0.1%
260,000	@@, C	ArcelorMittal, 6.125%, due 06/01/18	178,322

			178,322

Machinery - Construction & Mining: 0.2%
570,000	C	Caterpillar, Inc., 7.900%, due 12/15/18	657,317

			657,317

Media: 1.5%
240,000	@@, #, C	British Sky Broadcasting, 9.500%, due 11/15/18	245,406
800,000	C	Comcast Corp., 6.300%, due 11/15/17	780,095
475,000	C	Comcast Corp., 6.500%, due 11/15/35	474,231
400,000	C	COX Communications, Inc., 5.450%, due 12/15/14	350,252
500,000	C	News America, Inc., 6.150%, due 03/01/37	468,013
220,000	@@, C	Rogers Cable, Inc., 5.500%, due 03/15/14	203,185
525,000	C	Time Warner Cable, Inc., 5.850%, due 05/01/17	480,382
325,000	C	Time Warner, Inc., 5.875%, due 11/15/16	291,801
325,000	C	Time Warner, Inc., 6.500%, due 11/15/36	295,534
200,000	C	Viacom, Inc., 5.750%, due 04/30/11	181,732
550,000	C	Walt Disney Company, 4.500%, due 12/15/13	554,237

			4,324,868

Mining: 0.2%
400,000	C	Alcoa, Inc., 5.550%, due 02/01/17	315,265
360,000	@@, C	Rio Tinto Finance USA Ltd., 6.500%, due 07/15/18	264,367

			579,632

See Accompanying Notes to Financial Statements

78

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value

Miscellaneous Manufacturing: 0.5%
$525,000	C	Eaton Corp., 4.900%, due 05/15/13	$502,615
395,000	@@, C	Ingersoll-Rand Global Holding Co., Ltd., 6.000%, due 08/15/13	386,827
345,000	C	Parker Hannifin Corp., 5.500%, due 05/15/18	334,136
200,000	@@, #, C	Siemens Financieringsmaatschappij NV, 6.125%, due 08/17/26	195,004

			1,418,582

Multi-National: 0.7%
2,040,000	@@	European Investment Bank, 2.625%, due 05/16/11	2,074,966

			2,074,966

Office/Business Equipment: 0.2%
625,000	C	Xerox Corp., 5.500%, due 05/15/12	524,163

			524,163

Oil & Gas: 0.8%
560,000	C	Anadarko Petroleum Corp., 5.950%, due 09/15/16	495,388
175,000	C	Apache Corp., 5.625%, due 01/15/17	176,457
170,000	@@, C	Canadian Natural Resources Ltd., 6.250%, due 03/15/38	134,006
335,000	@@, C	EnCana Corp., 6.625%, due 08/15/37	270,533
550,000	C	Marathon Oil Corp., 6.000%, due 10/01/17	469,731
215,000	@@, C	Nexen, Inc., 6.400%, due 05/15/37	168,706
350,000	@@, C	Suncor Energy, Inc., 6.500%, due 06/15/38	265,396
175,000	C	Valero Energy Corp., 6.625%, due 06/15/37	129,051
325,000	C	XTO Energy, Inc., 6.100%, due 04/01/36	270,668

			2,379,936

Oil & Gas Services: 0.1%
280,000	@@, C	Weatherford International Ltd., 7.000%, due 03/15/38	215,463

			215,463

Pharmaceuticals: 0.6%
725,000	@@, C	AstraZeneca PLC, 5.400%, due 09/15/12	766,303
250,000	C	Bristol-Myers Squibb Co., 5.250%, due 08/15/13	263,614
345,000	C	GlaxoSmithKline Capital, Inc., 5.650%, due 05/15/18	363,023
190,000	C	Wyeth, 5.950%, due 04/01/37	211,712

			1,604,652

Principal Amount			Value

Pipelines: 0.5%
$200,000	#, C	DCP Midstream LLC, 6.750%, due 09/15/37	$151,341
300,000	C	Enterprise Products Operating L.P., 6.300%, due 09/15/17	254,314
225,000	C	Enterprise Products Operating L.P., 6.500%, due 01/31/19	189,626
325,000	C	Kinder Morgan Energy Partners LP, 6.950%, due 01/15/38	263,556
350,000	#, C	NGPL PipeCo, LLC, 6.514%, due 12/15/12	332,438
325,000	C	ONEOK Partners L.P., 6.850%, due 10/15/37	258,630
105,000	C	TEPPCO Partners L.P., 7.550%, due 04/15/38	78,762

			1,528,667

Real Estate: 0.1%
600,000	C	Simon Property Group LP, 5.250%, due 12/01/16	383,945

			383,945

Regional (state/province): 0.5%
780,000	@@	Province of Ontario Canada, 3.125%, due 09/08/10	788,315
465,000	@@	Province of Quebec Canada, 7.125%, due 02/09/24	605,937

			1,394,252

Retail: 0.5%
440,000	C	CVS Caremark Corp., 6.250%, due 06/01/27	410,193
225,000	C	Home Depot, Inc., 5.875%, due 12/16/36	176,949
180,000		JC Penney Corp., Inc., 6.375%, due 10/15/36	109,208
160,000	C	Macys Retail Holdings, Inc., 7.875%, due 07/15/15	115,375
350,000	C	Target Corp., 6.500%, due 10/15/37	301,425
55,000		Wal-Mart Stores, Inc., 4.500%, due 07/01/15	55,743
305,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	363,415

			1,532,308

Software: 0.0%
100,000	C	Oracle Corp., 5.750%, due 04/15/18	104,785

			104,785

Telecommunications: 2.3%
875,000	C	AT&T, Inc., 6.500%, due 09/01/37	945,546
80,000	@@, C	British Telecommunications PLC, 9.125%, due 12/15/30	85,243
950,000	C	Cisco Systems, Inc., 5.250%, due 02/22/11	986,721
135,000	@@	Deutsche Telekom International Finance BV, 8.750%, due 06/15/30	166,922
210,000	C	Embarq Corp., 7.082%, due 06/01/16	161,916

See Accompanying Notes to Financial Statements

79

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value

Telecommunications: (continued)
$375,000	@@, C	France Telecom SA, 7.750%, due 03/01/11	$394,809
175,000	C	Motorola, Inc., 6.000%, due 11/15/17	94,501
930,000	C	New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	963,249
500,000	C	Qwest Corp., 8.875%, due 03/15/12	465,000
285,000	@@, C	Telecom Italia Capital SA, 5.250%, due 10/01/15	217,245
325,000	@@, C	Telefonica Europe BV, 8.250%, due 09/15/30	381,634
500,000	C	Verizon Communications, Inc., 5.350%, due 02/15/11	503,215
325,000	C	Verizon Communications, Inc., 7.750%, due 12/01/30	361,388
290,000	#, C	Verizon Wireless, 8.500%, due 11/15/18	340,374
525,000	@@, C	Vodafone Group PLC, 5.625%, due 02/27/17	495,471

			6,563,234

Transportation: 0.1%
300,000	@@, C	Canadian National Railway Co., 6.375%, due 11/15/37	330,209

			330,209

		Total Corporate Bonds/Notes (Cost $58,254,329)	57,523,491

U.S. GOVERNMENT AGENCY OBLIGATIONS: 46.9%
Federal Home Loan Bank: 1.6%
660,000		3.375%, due 06/24/11	691,071
1,815,000		3.625%, due 09/16/11	1,921,707
1,320,000		4.500%, due 11/15/12	1,426,177
395,000		5.375%, due 05/18/16	452,347
95,000		5.625%, due 06/11/21	109,716

			4,601,018

Federal Home Loan Mortgage Corporation##: 13.4%
2,560,000		3.875%, due 06/29/11	2,726,011
1,025,000	C	4.125%, due 07/14/11	1,042,911
195,771		4.500%, due 04/01/23	200,508
4,998,901		5.000%, due 03/01/34 - 06/01/36	5,116,461
3,155,000	W	5.000%, due 01/15/35	3,224,508
501,462		5.002%, due 08/01/38	510,341
262,143		5.101%, due 08/01/36	266,113
855,000		5.125%, due 07/15/12	945,186
5,965,109		5.500%, due 01/01/35 - 03/01/38	6,115,152
5,530,000	W	5.500%, due 01/11/37	5,663,498
370,000	C	5.550%, due 10/04/16	383,522
1,335,514		5.724%, due 05/01/37	1,363,527
8,317,356		6.000%, due 01/15/36 - 08/01/38	8,571,004
2,076,231		6.500%, due 01/15/34 - 07/01/38	2,159,039
260,000		6.750%, due 03/15/31	382,553

			38,670,334

Federal National Mortgage Association##: 29.4%
505,000	C	3.125%, due 04/01/11	507,823
2,200,000		3.375%, due 05/19/11	2,313,128
745,000		3.875%, due 07/12/13	791,414
606,604		4.000%, due 07/01/22 - 07/01/23	614,175

Principal Amount			Value

Federal National Mortgage Association##: (continued)
$350,000	W	4.000%, due 01/01/24	$353,719
175,000	C	4.350%, due 05/29/13	177,112
130,000		4.375%, due 03/15/13	139,757
3,219,543		4.500%, due 04/01/23 - 09/01/38	3,278,660
2,065,000	W	4.500%, due 01/15/19	2,110,818
1,793,191		4.500%, due 05/01/23 - 07/01/38	1,830,768
2,595,000		4.625%, due 10/15/13 - 10/15/14	2,882,937
580,000		4.750%, due 11/19/12	638,816
155,000	C	4.750%, due 04/19/10	162,189
474,236		4.818%, due 12/01/35	480,904
449,077		4.830%, due 09/01/35	450,002
1,145,000		4.875%, due 06/13/18	1,318,476
5,569,447		5.000%, due 03/15/16 - 05/01/36	5,724,816
185,000	C	5.000%, due 04/26/17	189,497
3,455,000	W	5.000%, due 01/15/20 - 01/12/36	3,539,725
4,656,551		5.000%, due 05/01/23 - 12/01/36	4,773,979
1,045,000		5.375%, due 06/12/17	1,223,006
1,073,956		5.459%, due 12/01/36	1,094,377
1,227,561		5.480%, due 11/01/36	1,250,523
13,101,236		5.500%, due 03/15/11 - 01/01/37	13,492,803
10,375,000	W	5.500%, due 01/15/20 - 01/12/36	10,652,188
113,202		5.681%, due 10/01/37	116,223
183,518		5.799%, due 06/01/37	188,053
12,796,369		6.000%, due 08/01/21 - 10/01/38	13,189,366
1,828,126	W	6.000%, due 03/01/36 - 11/01/37	1,884,462
275,410		6.000%, due 10/01/37	283,908
335,903		6.032%, due 09/01/37	342,932
20,000		6.210%, due 08/06/38	28,153
3,103,325		6.500%, due 04/01/30 - 09/01/38	3,227,224
1,645,000	W	6.500%, due 06/25/34	1,708,487
378,755		6.500%, due 12/01/37	393,884
225,000		6.625%, due 11/15/30	325,939
195,314		7.000%, due 10/01/36	205,718
2,045,000	W	7.000%, due 01/15/34	2,141,499
380,000		7.125%, due 01/15/30	569,778

			84,597,238

Government National Mortgage Association: 2.5%
241,651		5.000%, due 10/15/37	248,273
1,280,000	W	5.000%, due 01/01/38	1,312,200
494,230		5.500%, due 09/15/33	510,869
3,040,000	W	5.500%, due 01/01/38	3,130,726
1,745,000	W	6.000%, due 01/01/34	1,800,350
158,945		7.000%, due 12/15/37	165,334

			7,167,752

Other U.S. Agency Obligations: 0.0%
75,000		Federal Farm Credit Bank, 5.125%, due 08/25/16	85,960
10,000		Tennessee Valley Authority, 6.150%, due 01/15/38	13,847

			99,807

		Total U.S. Government Agency Obligations (Cost $132,209,757)	135,136,149

U.S. TREASURY OBLIGATIONS: 23.8%
U.S. Treasury Bonds: 12.9%
2,850,000		3.500%, due 02/15/18	3,155,486
1,685,000		4.000%, due 02/15/15	1,920,374
2,345,000		4.125%, due 05/15/15	2,690,156
7,535,000		4.250%, due 11/15/13 - 11/15/17	8,660,858

See Accompanying Notes to Financial Statements

80

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Principal Amount			Value

U.S. Treasury Bonds: (continued)
$5,390,000		4.500%, due 11/15/15 - 02/15/36	$6,523,011
30,000		4.750%, due 02/15/37	41,813
2,485,000		5.000%, due 05/15/37	3,601,309
200,000		5.125%, due 05/15/16	242,234
35,000		5.250%, due 11/15/28	46,211
335,000		5.375%, due 02/15/31	460,416
895,000		6.375%, due 08/15/27	1,310,056
3,540,000		6.875%, due 08/15/25	5,383,568
1,605,000		7.125%, due 02/15/23	2,329,006
645,000		8.125%, due 08/15/19	953,492

			37,317,990

U.S. Treasury Notes: 10.9%
3,075,000		2.750%, due 02/28/13	3,286,409
1,690,000		3.375%, due 11/30/12	1,842,497
6,905,000		3.875%, due 09/15/10	7,314,446
875,000		4.000%, due 09/30/09	898,858
860,000		4.375%, due 12/15/10	923,895
5,495,000		4.625%, due 08/31/11 - 10/31/11	6,055,962
6,305,000		4.750%, due 01/31/12 - 05/31/12	7,038,170
3,575,000		4.875%, due 05/31/11	3,931,106

			31,291,343

		Total U.S. Treasury Obligations (Cost $66,546,403)	68,609,333

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.5%
1,100,000	C	Banc of America Commercial Mortgage, Inc., 5.449%, due 01/15/49	738,748
450,000	C	Banc of America Commercial Mortgage, Inc., 5.658%, due 06/10/49	330,528
1,200,000	C	Citigroup Commercial Mortgage Trust, 4.380%, due 10/15/41	1,107,278
575,000	C	Continental Airlines, Inc., 5.983%, due 04/19/22	385,250
333,035	C	Credit Suisse Mortgage Capital Certificates, 5.250%, due 03/15/39	317,030
1,650,000	C	Credit Suisse Mortgage Capital Certificates, 5.448%, due 01/15/49	1,259,146
500,000	C	Credit Suisse Mortgage Capital Certificates, 5.723%, due 06/15/39	318,989
500,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 4.871%, due 10/15/42	428,827
490,186	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.284%, due 05/15/47	406,499
500,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.434%, due 01/15/49	314,197
1,775,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	1,286,298
500,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.827%, due 02/15/51	391,331

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$1,255,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 6.125%, due 02/12/51	$1,005,337
297,504	C	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.773%, due 06/12/46	290,998
1,460,000	C	Morgan Stanley Capital I, 5.632%, due 04/12/49	892,604
195,942	C	Salomon Brothers Mortgage Securities VII, Inc., 4.467%, due 03/18/36	182,708
500,000	C	Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	361,414

		Total Collateralized Mortgage Obligations (Cost $11,870,090)	10,017,182

OTHER BONDS: 0.5%
Foreign Government Bonds: 0.5%
1,050,000		Mexico Government International Bond, 6.375%, due 01/16/13	1,107,750
350,000		Republic of Italy, 3.500%, due 07/15/11	355,771

		Total Other Bonds (Cost $1,451,351)	1,463,521

		Total Long-Term Investments (Cost $270,331,930)	272,749,676

Shares			Value
SHORT-TERM INVESTMENTS: 23.6%
Affiliated Mutual Fund: 23.6%
67,861,659	ING Institutional Prime Money Market Fund - Class I		$67,861,659

	Total Short-Term Investments (Cost $67,861,659)		67,861,659

	Total Investments in Securities (Cost $338,193,589)*	118.3%	$340,611,335
	Other Assets and Liabilities - Net	(18.3)	(52,569,816)

	Net Assets	100.0%	$288,041,519

@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

See Accompanying Notes to Financial Statements

81

ING LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

W	Settlement is on a when-issued or delayed-delivery basis.
*	Cost for federal income tax purposes is $339,024,693.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,565,555
Gross Unrealized Depreciation	(4,978,913)

Net Unrealized Appreciation	$1,586,642

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*

Level 1 — Quoted Prices	$67,861,659	$—
Level 2 — Other Significant Observable Inputs	272,749,676	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$340,611,335	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

82

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 93.9%
Australia: 5.2%
10,687		AGL Energy Ltd.	$113,941
44,773		Alumina Ltd.	45,108
23,068		Amcor Ltd.	93,744
56,562		AMP Ltd.	215,659
17,676		Asciano Group	18,816
5,652		ASX Ltd.	132,117
63,529		Australia & New Zealand Banking Group Ltd.	685,872
31,809		AXA Asia Pacific Holdings Ltd.	110,563
6,000		Bendigo Bank Ltd.	46,419
103,427		BHP Billiton Ltd.	2,197,221
18,673		BlueScope Steel Ltd.	45,878
21,161		Boral Ltd.	68,533
38,428		Brambles Ltd.	199,654
6,190		Caltex Australia Ltd.	31,280
19,700		Coca-Cola Amatil Ltd.	126,594
1,898		Cochlear Ltd.	73,527
41,619		Commonwealth Bank of Australia	856,332
11,050		Computershare Ltd.	60,379
15,618		Crown Ltd.	65,421
16,710		CSL Ltd.	394,053
34,002	@	Fortescue Metals Group Ltd.	46,364
60,584		Foster’s Group Ltd.	233,011
61,828		Goodman Fielder Ltd.	57,476
33,796		Incitec Pivot Ltd.	59,240
54,268		Insurance Australia Group	147,898
50,705		John Fairfax Holdings Ltd.	58,178
4,323		Leighton Holdings Ltd.	84,000
15,110		Lend Lease Corp., Ltd.	76,139
11,042		Lion Nathan Ltd.	63,434
27,697		Macquarie Airports Management Ltd.	46,623
7,644		Macquarie Group Ltd.	155,138
76,052		Macquarie Infrastructure Group	91,164
26,359		Metcash Ltd.	80,705
51,400		National Australia Bank Ltd.	755,665
13,168		Newcrest Mining Ltd.	313,436
21,339		OneSteel Ltd.	36,900
10,334		Orica Ltd.	101,411
24,610		Origin Energy Ltd.	277,564
73,293	X	Oxiana Ltd.	28,105
2,890		Perpetual Trustees Australia Ltd.	75,588
31,305		Qantas Airways Ltd.	57,673
26,371		QBE Insurance Group Ltd.	476,611
8,131		Rio Tinto Ltd.	217,893
15,717		Santos Ltd.	164,681
3,046		Sims Group Ltd.	37,281
10,072		Sonic Healthcare Ltd.	102,614
27,525		Suncorp-Metway Ltd.	162,241
19,540		TABCORP Holdings Ltd.	95,601
35,744		Tattersall’s Ltd.	69,793
128,211		Telstra Corp., Ltd.	343,226
22,487		Toll Holdings Ltd.	97,156
37,644	@	Transurban Group	142,394
23,084		Wesfarmers Ltd.	291,333
82,223		Westpac Banking Corp.	986,159
13,311		Woodside Petroleum Ltd.	344,453
37,286		Woolworths Ltd.	695,242
4,550		WorleyParsons Ltd.	45,391

			12,698,892

Shares			Value

Austria: 0.3%
5,459		Erste Bank der Oesterreichischen Sparkassen AG	$127,107
2,570		Oesterreichische Elektrizitaetswirtschafts AG	118,831
4,754		OMV AG	126,321
1,555		Raiffeisen International Bank Holding AG	43,228
1,464		Strabag SE	34,208
9,923		Telekom Austria AG	144,381
2,536		Voestalpine AG	54,790
1,353		Wiener Staedtische Allgemeine Versicherung AG	47,007
3,969		Wienerberger AG	67,704

			763,577

Belgium: 0.7%
13,482	@	Anheuser-Busch InBev NV	313,095
8,296	@	Anheuser-Busch InBev NV - VVPR Share	46
5,156		Belgacom SA	197,106
412		Colruyt SA	88,533
3,029		Delhaize Group	187,242
13,002		Dexia	58,949
61,969		Fortis	81,716
1,892		Groupe Bruxelles Lambert SA	151,571
4,600		KBC Groep NV	138,240
1,216		Mobistar SA	87,716
1,178		Nationale A Portefeuille	57,449
1,637		Solvay SA	121,558
3,582		UCB SA	116,839
3,944		Umicore	77,935

			1,677,995

Bermuda: 0.0%
1,450		Frontline Ltd.	42,569
7,522		SeaDrill Ltd. ADR	61,304

			103,873

Denmark: 0.8%
26	S	AP Moller - Maersk A/S - Class A	142,290
41		AP Moller - Maersk A/S - Class B	220,642
1,908		Carlsberg A/S	62,372
13,000		Danske Bank A/S	130,962
6,317		DSV A/S	68,746
1,457		Flsmidth & Co. A/S	51,141
1,857	@	Jyske Bank	43,345
14,917		Novo-Nordisk A/S	769,477
925		Novozymes A/S	74,187
525	@	Topdanmark A/S	68,755
1,200		TrygVesta A/S	75,624
5,215	@	Vestas Wind Systems A/S	306,886

			2,014,427

Finland: 1.3%
4,847		Elisa OYJ	84,381
12,497		Fortum OYJ	271,626
4,058		Kone OYJ	90,996
3,775		Metso OYJ	46,263
3,332		Neste Oil OYJ	50,154
117,723		Nokia OYJ	1,847,353
3,307		Nokian Renkaat OYJ	37,573
7,573		OKO Bank	105,326
2,645		Rautaruukki OYJ	46,196
11,983		Sampo OYJ	226,807

See Accompanying Notes to Financial Statements

83

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Finland: (continued)
16,593		Stora Enso OYJ (Euro Denominated Security)	$131,442
15,260		UPM-Kymmene OYJ	195,614
2,432		Wartsila OYJ	73,486

			3,207,217

France: 9.9%
5,479		Accor SA	269,893
898		ADP	61,133
4,672		Air France-KLM	60,251
7,786		Air Liquide	713,037
68,562	@	Alcatel SA	148,410
5,917		Alstom	352,621
1,735		Atos Origin	43,670
47,428		AXA SA	1,064,549
25,110	S	BNP Paribas	1,083,859
7,131		Bouygues SA	302,522
1,026	S	Bureau Veritas SA	41,249
3,975		Capgemini SA	153,701
19,903		Carrefour SA	769,338
1,501		Casino Guichard Perrachon SA	114,398
1,611		Christian Dior SA	91,085
7,961		Cie de Saint-Gobain	376,159
6,109		Cie Generale D’Optique Essilor International SA	286,970
1,069		CNP Assurances	77,672
3,562	@	Compagnie Generale de Geophysique SA	53,318
4,283		Compagnie Generale des Etablissements Michelin	226,286
24,245		Credit Agricole SA	272,323
1,982		Dassault Systemes SA	89,858
1,478		Eiffage SA	77,489
5,812		Electricite de France	338,036
194		Eramet SLN	37,843
56,835		France Telecom SA	1,584,143
34,296	S	Gaz de France	1,702,352
13,678		Groupe Danone	826,422
1,827	S	Hermes International	255,785
2,873		JC Decaux SA	49,692
4,136		Lafarge SA	252,964
3,617		Lagardere SCA	146,952
7,238		L’Oreal SA	631,667
8,030		LVMH Moet Hennessy Louis Vuitton SA	538,159
2,509		M6-Metropole Television	48,642
36,221		Natixis	64,253
870		Neopost SA	78,942
5,905		PagesJaunes Groupe SA	58,187
4,878		Pernod-Ricard SA	362,376
4,109		Peugeot SA	70,250
2,545		PPR	166,635
4,202		Publicis Groupe	108,445
5,061		Renault SA	132,072
6,311		Safran SA	85,209
32,201		Sanofi-Aventis	2,059,676
6,755		Schneider Electric SA	502,935
5,733		Scor SA	132,452
1,341		Societe BIC SA	77,154
14,284		Societe Generale	724,669
4,175		Societe Television Francaise (T.F.1)	61,170
2,863		Sodexho Alliance SA	159,116
7,027	@	Suez Environnement SA	118,676
2,966		Technip SA	91,068

Shares			Value

France: (continued)
1,890		Thales SA	$79,159
66,609		Total SA	3,662,105
3,652		Valeo SA	54,404
1,523		Vallourec	173,165
10,775		Veolia Environnement	339,875
11,848		Vinci SA	499,981
35,085		Vivendi	1,143,561
1,001		Wendel Investissement	50,076
1,292		Zodiac SA	47,176

			24,245,235

Germany: 8.3%
5,218		Adidas AG	198,542
13,941		Allianz AG	1,481,353
28,670		BASF AG	1,106,301
23,728		Bayer AG	1,377,269
8,575		Bayerische Motoren Werke AG	267,683
1,701		Beiersdorf AG	101,063
3,077		Celesio AG	82,827
16,806		Commerzbank AG	161,840
4,311	@	Continental AG	431,018
26,630		DaimlerChrysler AG	1,003,251
15,056		Deutsche Bank AG	600,328
5,728		Deutsche Boerse AG	414,415
6,152		Deutsche Lufthansa AG	102,383
24,506		Deutsche Post AG	410,831
2,339		Deutsche Postbank AG	51,439
86,026		Deutsche Telekom AG	1,298,232
58,841		E.ON AG	2,276,397
1,013		Fraport AG Frankfurt Airport Services Worldwide	45,467
1,752		Fresenius AG	87,711
4,648		Fresenius Medical Care AG & Co. KGaA	215,665
4,407		GEA Group AG	77,662
1,148		Hamburger Hafen und Logistik AG	38,599
2,195		Hannover Rueckversicheru - Reg	70,951
958		HeidelbergCement AG	42,134
5,297		Henkel KGaA	139,909
1,198		Hochtief AG	61,725
6,186		Hypo Real Estate Holding AG	26,883
22,169	@	Infineon Technologies AG	29,557
3,938		K+S AG	227,436
3,901		Linde AG	331,781
2,883		MAN AG	164,099
2,013		Merck KGaA	180,111
2,606		Metro AG	104,217
6,336		Muenchener Rueckversicherungs AG	970,800
1,711	@	Q-Cells AG	63,709
13,432		RWE AG	1,186,059
1,135		Salzgitter AG	88,223
26,627		SAP AG	958,750
26,901		Siemens AG	2,029,426
2,030		Solarworld AG	44,980
9,997		ThyssenKrupp AG	282,113
4,924		TUI AG	58,023
2,294		United Internet AG	20,422
3,595		Volkswagen AG	1,250,885
494		Wacker Chemie AG	53,147

			20,215,616

Greece: 0.5%
10,901		Alpha Bank AE	101,985
5,591		Coca-Cola Hellenic Bottling Co. SA	81,297

See Accompanying Notes to Financial Statements

84

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Greece: (continued)
8,862		EFG Eurobank Ergasias SA	$70,578
3,376		Hellenic Petroleum SA	25,380
8,200		Hellenic Telecommunications Organization SA	136,233
15,581	@	Marfin Investment Group SA	62,990
14,550		National Bank of Greece SA	270,202
6,700		OPAP SA	192,815
9,525		Piraeus Bank SA	85,025
3,919		Public Power Corp.	62,983
1,620		Titan Cement Co. SA	31,355

			1,120,843

Hong Kong: 1.8%
8,400		ASM Pacific Technology	27,686
51,800		Bank of East Asia Ltd.	109,265
113,500		BOC Hong Kong Holdings Ltd.	129,911
56,000		Cathay Pacific Airways Ltd.	63,252
40,000		Cheung Kong Holdings Ltd.	381,585
16,000		Cheung Kong Infrastructure Holdings Ltd.	60,422
57,000	S	CLP Holdings Ltd.	387,527
31,300		Esprit Holdings Ltd.	178,360
31,000		Hang Lung Group Ltd.	94,700
56,000		Hang Lung Properties Ltd.	122,952
22,300		Hang Seng Bank Ltd.	294,418
31,000		Henderson Land Development Co., Ltd.	115,945
109,700		Hong Kong & China Gas	166,356
29,500		Hong Kong Exchanges and Clearing Ltd.	283,228
37,500		HongKong Electric Holdings	211,125
25,000		Hopewell Holdings	82,941
62,000		Hutchison Whampoa Ltd.	312,989
24,000		Hysan Development Co., Ltd.	39,023
25,000		Kerry Properties Ltd.	67,253
19,500		Kingboard Chemicals Holdings	35,347
70,000		Li & Fung Ltd.	120,974
93,100	@	Mongolia Energy Corp., Ltd.	28,959
49,000		MTR Corp.	114,118
73,000		New World Development Ltd.	74,746
54,000		Sino Land Co.	56,551
42,000		Sun Hung Kai Properties Ltd.	353,411
27,000		Swire Pacific Ltd.	187,035
15,000		Television Broadcasts Ltd.	49,174
39,000		Wharf Holdings Ltd.	107,958
37,000		Wheelock & Co., Ltd.	81,159
8,000		Wing Hang Bank Ltd.	46,537
31,500		Yue Yuen Industrial Holdings	62,541

			4,447,448

Ireland: 0.3%
25,325		Allied Irish Banks PLC	60,578
20,010		Anglo Irish Bank Corp. PLC	4,817
26,727		Bank of Ireland - London Exchange	31,766
15,722		CRH PLC	398,374
13,342	@	Elan Corp. PLC	78,746
3,046		Kerry Group PLC	55,531
23,200	@	Ryanair Holdings PLC	95,700

			725,512

Italy: 3.5%
44,540		AEM S.p.A.	80,075
13,039		Alleanza Assicurazioni S.p.A.	107,177
31,549		Assicurazioni Generali S.p.A.	871,051

Shares			Value

Italy: (continued)
8,846		Autostrade S.p.A.	$165,946
17,660		Banca Carige S.p.A	42,980
68,577		Banca Monte dei Paschi di Siena S.p.A.	149,747
9,762		Banca Popolare di Milano Scrl	58,679
17,099		Banche Popolari Unite Scpa	250,778
17,114		Banco Popolare Scarl	121,343
130,654		Enel S.p.A.	841,620
79,096		ENI S.p.A.	1,903,337
21,099		Fiat S.p.A	141,240
6,665		Finmeccanica S.p.A.	103,234
2,316		Fondiaria-Sai S.p.A.	42,277
15,900		IFIL - Investments S.p.A.	41,151
24,931		Intesa Sanpaolo S.p.A. - RNC	64,493
239,019		Intesa Sanpaolo S.p.A.	868,281
4,699		Italcementi S.p.A.	61,060
6,993		Italcementi S.p.A. RSP	48,762
2,084		Lottomatica S.p.A.	51,874
20,850		Mediaset S.p.A.	120,138
13,749		Mediobanca S.p.A.	141,390
49,049		Parmalat S.p.A	82,284
3,601		Prysmian S.p.A.	57,025
7,632		Saipem S.p.A.	130,168
21,751		Snam Rete Gas S.p.A.	121,501
341,890		Telecom Italia S.p.A.	562,468
250,912		Telecom Italia S.p.A. RNC	285,678
42,791		Terna S.p.A	141,209
348,725		UniCredito Italiano S.p.A.	886,641

			8,543,607

Japan: 23.6%
17,000		77 Bank Ltd.	92,533
30		Acom Co., Ltd.	1,268
5,500		Advantest Corp.	89,656
18,400		Aeon Co., Ltd.	185,301
16,267		Aioi Insurance Co., Ltd.	85,096
6,600		Aisin Seiki Co., Ltd.	94,530
19,000		Ajinomoto Co., Inc.	207,368
26,000		All Nippon Airways Co., Ltd.	102,470
6,800		Alps Electric Co., Ltd.	33,538
9,900		Asahi Breweries Ltd.	171,172
30,000		Asahi Glass Co., Ltd.	171,009
39,000		Asahi Kasei Corp.	172,148
13,500		Astellas Pharma, Inc.	552,586
35,000		Bank of Yokohama Ltd.	206,457
3,000		Benesse Corp.	131,283
19,200		Bridgestone Corp.	287,992
33,300		Canon, Inc.	1,055,096
8,800		Casio Computer Co., Ltd.	55,531
42		Central Japan Railway Co.	364,251
21,000		Chiba Bank Ltd.	131,331
18,000		Chubu Electric Power Co., Inc.	548,241
7,200		Chugai Pharmaceutical Co., Ltd.	139,959
8,044		Chugoku Electric Power Co., Inc.	211,802
11,100		Citizen Watch Co., Ltd.	40,012
16,000		Dai Nippon Printing Co., Ltd.	176,874
15,000		Daido Steel Co., Ltd.	45,502
20,600		Daiichi Sankyo Co., Ltd.	487,156
7,100		Daikin Industries Ltd.	186,719
3,200		Daito Trust Construction Co., Ltd.	167,982
16,000		Daiwa House Industry Co., Ltd.	156,874
42,000		Daiwa Securities Group, Inc.	252,139
15,700		Denso Corp.	266,027
74	X	Dentsu, Inc.	150,269

See Accompanying Notes to Financial Statements

85

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Japan: (continued)
2,180		Diamond Lease Co., Ltd.	$55,560
100	X	East Japan Railway Co.	790,469
7,000		Eisai Co., Ltd.	292,107
3,900		Electric Power Development Co.	153,295
4,300	@	Elpida Memory, Inc.	26,599
1,900		FamilyMart Co., Ltd.	82,514
5,400		Fanuc Ltd.	387,028
1,800		Fast Retailing Co., Ltd.	264,119
19,000		Fuji Heavy Industries Ltd.	52,214
14,000		Fuji Photo Film Co., Ltd.	312,538
55,000		Fujitsu Ltd.	267,410
31,000		Fukuoka Financial Group, Inc.	135,500
26,000		Furukawa Electric Co., Ltd.	126,883
14,000		Gunma Bank Ltd.	89,623
43,000		Hankyu Hanshin Holdings, Inc.	248,336
1,400		Hirose Electric Co., Ltd.	141,654
25,000		Hiroshima Bank Ltd.	109,402
2,200		Hisamitsu Pharmaceutical Co., Inc.	89,931
4,200		Hitachi Construction Machinery Co., Ltd.	50,221
105,000		Hitachi Ltd.	407,497
7,000		Hitachi Metals Ltd.	32,557
5,600		Hokkaido Electric Power Co., Inc.	141,583
53,000		Hokugin Financial Group, Inc.	125,463
5,600		Hokuriku Electric Power Co.	158,413
52,500	S	Honda Motor Co., Ltd.	1,118,181
10,600		Hoya Corp.	185,142
3,900		Ibiden Co., Ltd.	80,862
700		Idemitsu Kosan Co., Ltd.	45,081
25		Inpex Holdings, Inc.	199,302
13,400	@	Isetan Mitsukoshi Holdings Ltd.	115,640
33,000		Isuzu Motors Ltd.	42,641
45,000		Itochu Corp.	227,029
9,000		Iyo Bank Ltd.	112,023
40,000	@	Japan Airlines Corp.	94,353
900		Japan Petroleum Exploration Co.	39,570
12,000		Japan Steel Works Ltd.	168,010
128		Japan Tobacco, Inc.	423,980
15,300		JFE Holdings, Inc.	406,610
6,000	S	JGC Corp.	89,796
9,500		JS Group Corp.	146,801
8,200		JSR Corp.	92,252
86		Jupiter Telecommunications Co.	89,512
12,000		Kamigumi Co., Ltd.	106,617
21,000		Kansai Electric Power Co., Inc.	608,286
15,000		Kao Corp.	455,630
17,000		Kawasaki Kisen Kaisha Ltd.	79,731
80		KDDI Corp.	571,224
19,000		Keihin Electric Express Railway Co., Ltd.	167,792
23,000		Keio Corp.	138,392
16,000		Keisei Electric Railway Co., Ltd.	100,026
1,400		Keyence Corp.	287,717
6,000		Kikkoman Corp.	71,299
48,000		Kintetsu Corp.	220,826
24,000		Kirin Brewery Co., Ltd.	319,089
87,000		Kobe Steel Ltd.	159,829
26,500		Komatsu Ltd.	338,048
2,800		Konami Corp.	72,590
13,000		Konica Minolta Holdings, Inc.	101,151
9,200		Koyo Seiko Co., Ltd.	71,698
35,000		Kubota Corp.	253,414
12,500		Kuraray Co., Ltd.	97,937
3,500		Kurita Water Industries Ltd.	94,618

Shares			Value

Japan: (continued)
4,500		Kyocera Corp.	$325,790
7,000		Kyowa Hakko Kogyo Co., Ltd.	73,487
9,900		Kyushu Electric Power Co., Inc.	262,821
1,600		Lawson, Inc.	92,274
4,000		Makita Corp.	89,496
42,000		Marubeni Corp.	160,799
59,000		Matsushita Electric Industrial Co., Ltd.	725,242
13,000		Matsushita Electric Works Ltd.	115,921
24,000		Mazda Motor Corp.	39,448
35,500		Mitsubishi Chemical Holdings Corp.	157,304
40,900		Mitsubishi Corp.	579,310
59,000		Mitsubishi Electric Corp.	369,738
39,000		Mitsubishi Estate Co., Ltd.	644,237
19,000		Mitsubishi Gas Chemical Co., Inc.	77,961
97,000		Mitsubishi Heavy Industries Ltd.	433,517
41,000		Mitsubishi Materials Corp.	103,775
118,255	@	Mitsubishi Motors Corp.	161,977
32,000		Mitsubishi Rayon Co., Ltd.	96,924
323,600		Mitsubishi UFJ Financial Group, Inc.	2,033,874
53,000		Mitsui & Co., Ltd.	544,860
23,000		Mitsui Chemicals, Inc.	85,470
42,000		Mitsui Engineering & Shipbuilding Co., Ltd.	68,571
25,000		Mitsui Fudosan Co., Ltd.	416,806
32,000		Mitsui OSK Lines Ltd.	197,769
10,100		Mitsui Sumitomo Insurance Group Holdings, Inc.	321,192
32,000		Mitsui Trust Holdings, Inc.	157,335
3,200		Mitsumi Electric Co., Ltd.	56,035
304	X	Mizuho Financial Group, Inc.	898,780
79,000		Mizuho Trust & Banking Co., Ltd.	100,228
6,600		Murata Manufacturing Co., Ltd.	258,795
9,700		Namco Bandai Holdings, Inc.	106,316
55,000		NEC Corp.	186,074
8,000		NGK Insulators Ltd.	90,654
3,600		Nidec Corp.	140,794
9,000		Nikon Corp.	108,023
3,100		Nintendo Co., Ltd.	1,184,670
12,000		Nippon Electric Glass Co., Ltd.	63,343
28,000		Nippon Express Co., Ltd.	118,023
4,000		Nippon Meat Packers, Inc.	60,888
31,000		Nippon Mining Holdings, Inc.	134,514
37,000		Nippon Oil Corp.	187,604
35	X	Nippon Paper Group, Inc.	143,753
25,000		Nippon Sheet Glass Co., Ltd.	82,769
145,000		Nippon Steel Corp.	476,511
167	X	Nippon Telegraph & Telephone Corp.	896,660
32,000		Nippon Yusen KK	197,272
16,340		Nipponkoa Insurance Co., Ltd.	127,122
43,000		Nishi-Nippon City Bank Ltd.	125,067
66,500		Nissan Motor Co., Ltd.	239,242
3,000		Nisshin Seifun Group, Inc.	39,619
7,000		Nisshinbo Industries, Inc.	53,362
2,600		Nissin Food Products Co., Ltd.	90,606
6,100		Nitto Denko Corp.	116,777
55,400	S	Nomura Holdings, Inc.	461,278
3,100		Nomura Real Estate Holdings, Inc.	61,847
4,500		Nomura Research Institute Ltd.	85,843
16,000		NSK Ltd.	60,426
38		NTT Data Corp.	153,105
475		NTT DoCoMo, Inc.	934,950
21,000		Odakyu Electric Railway Co., Ltd.	184,904
25,000		OJI Paper Co., Ltd.	146,979

See Accompanying Notes to Financial Statements

86

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Japan: (continued)
6,000		Olympus Corp.	$120,112
7,500		Omron Corp.	100,769
2,700		Ono Pharmaceutical Co., Ltd.	140,573
2,300	S	Oracle Corp. Japan	99,621
2,100		Oriental Land Co., Ltd.	172,409
3,090		ORIX Corp.	176,442
50,000		Osaka Gas Co., Ltd.	231,212
160	X	Resona Holdings, Inc.	246,158
20,000		Ricoh Co., Ltd.	256,334
2,900		Rohm Co., Ltd.	146,412
1,600		Sankyo Co., Ltd.	80,718
62,000	@	Sanyo Electric Co., Ltd.	115,981
10,000		Sapporo Holdings Ltd.	63,339
5,600		Secom Co., Ltd.	288,974
8,900		Sega Sammy Holdings, Inc.	103,782
4,800		Seiko Epson Corp.	76,377
16,000		Sekisui House Ltd.	141,159
28,000		Seven & I Holdings Co., Ltd.	962,405
28,000		Sharp Corp.	201,838
5,500		Shikoku Electric Power Co.	185,433
5,000		Shimadzu Corp.	31,474
2,800		Shimano, Inc.	110,227
11,700		Shin-Etsu Chemical Co., Ltd.	539,973
44,000		Shinko Securities Co., Ltd.	96,542
45,000		Shinsei Bank Ltd.	71,222
8,000		Shionogi & Co., Ltd.	206,601
8,000		Shiseido Co., Ltd.	164,519
20,000		Shizuoka Bank Ltd.	232,416
52,000		Showa Denko KK	75,316
7,000		Showa Shell Sekiyu KK	69,370
1,600		SMC Corp.	164,827
22,600		Softbank Corp.	410,443
795		Softbank Investment Corp.	122,732
44,200		Sojitz Corp.	73,867
26,000		Sompo Japan Insurance, Inc.	192,522
32,200		Sony Corp.	704,276
35		Sony Financial Holdings, Inc.	133,576
2,700		Square Enix Co., Ltd.	87,122
4,600		Stanley Electric Co., Ltd.	48,570
4,900		Sumco Corp.	62,251
50,000		Sumitomo Chemical Co., Ltd.	171,402
33,600		Sumitomo Corp.	298,008
23,200		Sumitomo Electric Industries Ltd.	179,596
21,000		Sumitomo Heavy Industries	84,007
114,000		Sumitomo Metal Industries Ltd.	281,594
16,000		Sumitomo Metal Mining Co., Ltd.	171,162
213	X	Sumitomo Mitsui Financial Group, Inc.	918,825
13,000		Sumitomo Realty & Development Co., Ltd.	195,418
43,000		Sumitomo Trust & Banking Co., Ltd.	254,184
11,000		Suruga Bank Ltd.	109,281
12,300		Suzuki Motor Corp.	171,912
5,450	S	T&D Holdings, Inc.	230,676
5,000		Taisho Pharmaceutical Co., Ltd.	106,511
16,000		Taiyo Nippon Sanso Corp.	123,503
26,600		Takeda Pharmaceutical Co., Ltd.	1,386,453
5,370		Takefuji Corp.	44,058
6,000		Tanabe Seiyaku Co., Ltd.	90,563
4,100		TDK Corp.	151,481
4,700		Terumo Corp.	220,174
24,000		Tobu Railway Co., Ltd.	143,390
4,100		Toho Co., Ltd.	88,226
12,000		Toho Gas Co., Ltd.	79,183

Shares			Value

Japan: (continued)
11,300		Tohoku Electric Power Co., Inc.	$305,679
21,100		Tokio Marine Holdings, Inc.	625,181
37,700		Tokyo Electric Power Co., Inc.	1,258,492
4,700		Tokyo Electron Ltd.	165,457
60,000		Tokyo Gas Co., Ltd.	304,133
20,000		Tokyo Tatemono Co., Ltd.	91,658
38,000		Tokyu Corp.	191,590
23,000		Tokyu Land Corp.	88,161
14,000		TonenGeneral Sekiyu KK	140,282
16,000		Toppan Printing Co., Ltd.	123,605
50,000		Toray Industries, Inc.	254,459
88,000		Toshiba Corp.	362,102
25,000		Tosoh Corp.	61,704
10,000		Toto Ltd.	63,195
6,000		Toyo Seikan Kaisha Ltd.	104,003
3,000		Toyo Suisan Kaisha Ltd.	86,449
6,500		Toyota Industries Corp.	140,017
78,700		Toyota Motor Corp.	2,601,690
7,700		Toyota Tsusho Corp.	82,897
2,500		Trend Micro, Inc.	87,807
36,000		Ube Industries Ltd.	101,129
1,400		Uni-Charm Corp.	105,324
5,500		Ushio, Inc.	72,668
1,270		USS Co., Ltd.	67,391
37		West Japan Railway Co.	168,588
476		Yahoo! Japan Corp.	195,310
2,300		Yakult Honsha Co., Ltd.	49,213
2,550		Yamada Denki Co., Ltd.	178,249
5,000		Yamaguchi Financial Group, Inc.	56,232
6,800		Yamaha Corp.	63,220
9,300		Yamaha Motor Co., Ltd.	97,858
13,000		Yamato Holdings Co., Ltd.	169,998
2,100		Yamato Kogyo Co., Ltd.	56,835
12,000		Yaskawa Electric Corp.	48,469

			57,839,064

Kazakhstan: 0.0%
9,247		Eurasian Natural Resources Corp.	44,245

			44,245

Luxembourg: 0.3%
27,119		ArcelorMittal	657,347
9,434		SES SA	182,835

			840,182

Mauritius: 0.0%
193,000		Golden Agri-Resources Ltd.	31,804

			31,804

Netherlands: 4.4%
37,735		Aegon NV	238,207
7,510		Akzo Nobel NV	309,771
12,054		ASML Holding NV	217,299
1,584		Boskalis Westminster	36,955
10,019		European Aeronautic Defence and Space Co. NV	169,675
1,389		Fugro NV	39,924
2,674		Heineken Holding NV	76,382
7,192		Heineken NV	220,195
58,235	**	ING Groep NV	640,930
34,812		Koninklijke Ahold NV	428,985
4,067		Koninklijke DSM NV	104,364
31,105		Koninklijke Philips Electronics NV	616,710

See Accompanying Notes to Financial Statements

87

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Netherlands: (continued)
2,392		Randstad Holdings NV	$48,815
15,793		Reed Elsevier NV	187,769
105,199		Royal Dutch Shell PLC - Class A	2,763,904
82,341		Royal Dutch Shell PLC - Class B	2,087,216
55,909		Royal KPN NV	812,829
4,017		SBM Offshore NV	52,775
5,148		SNS Reaal	28,295
10,485		TNT NV	203,675
51,966		Unilever NV	1,259,550
7,894		Wolters Kluwer NV	149,674

			10,693,899

New Zealand: 0.1%
48,758		Auckland International Airport Ltd.	46,263
17,998		Fletcher Building Ltd.	60,641
51,472		Telecom Corp. of New Zealand Ltd.	69,180

			176,084

Norway: 0.5%
4,517		Aker Kvaerner ASA	29,874
22,100		DnB NOR ASA	87,685
20,000		Norsk Hydro ASA	81,488
20,900		Orkla ASA	139,063
4,550	@	Renewable Energy Corp. A/S	43,583
38,800	S	Statoil ASA	648,922
25,400		Telenor ASA	171,358
5,565		Yara International ASA	122,412

			1,324,385

Portugal: 0.3%
77,290	@	Banco Comercial Portugues SA	88,235
7,511		Banco Espirito Santo SA	69,956
10,267		Brisa-Auto Estradas de Portugal SA	76,957
10,839		Cimpor Cimentos de Portugal SG	52,630
54,913		Energias de Portugal SA	206,581
17,395		Portugal Telecom SGPS SA	148,863

			643,222

Singapore: 0.9%
53,000		CapitaLand Ltd.	115,642
19,000		City Developments Ltd.	85,005
37,000		DBS Group Holdings Ltd.	217,944
33,000		Fraser and Neave Ltd.	68,230
8,000		Jardine Cycle & Carriage Ltd.	53,205
44,000		Keppel Corp., Ltd.	133,588
77,000		Oversea-Chinese Banking Corp.	267,735
19,133		Parkway Holdings Ltd.	16,581
36,000		SembCorp Industries Ltd.	58,728
36,000		SembCorp Marine Ltd.	42,430
16,000		Singapore Airlines Ltd.	125,839
31,000		Singapore Exchange Ltd.	110,428
55,000		Singapore Press Holdings Ltd.	119,258
37,000		Singapore Technologies Engineering Ltd.	61,272
222,000	S	Singapore Telecommunications Ltd.	395,616
38,000		United Overseas Bank Ltd.	343,407

			2,214,908

Spain: 4.4%
6,085		Abertis Infraestructuras SA	109,058
822		Acciona SA	104,519
4,927		Acerinox SA	80,087
5,052		ACS Actividades de Construccion y Servicios SA	234,597

Shares			Value

Spain: (continued)
110,568		Banco Bilbao Vizcaya Argentaria SA	$1,369,978
21,093		Banco De Sabadell SA	144,399
21,991		Banco Popular Espanol SA	190,741
233,792		Banco Santander Central Hispano SA	2,258,592
4,785		Banco Santander SA	43,378
9,985		Bankinter SA	90,316
18,840		Corp. Mapfre SA	64,252
23,559		Criteria Caixacorp SA	93,985
5,862		Enagas	129,440
2,092		Fomento de Construcciones y Contratas SA	69,570
5,039		Gamesa Corp. Tecnologica SA	91,877
3,283		Gas Natural SDG SA	89,328
3,956		Grifols SA	69,316
2,344		Grupo Ferrovial	65,385
20,900	@	Iberdrola Renovables	91,117
109,720		Iberdrola SA	1,022,775
18,638		Iberia Lineas Aereas de Espana	52,567
5,966		Inditex SA	265,671
3,717		Indra Sistemas SA	85,315
3,475		Red Electrica de Espana	177,144
20,611	S	Repsol YPF SA	440,048
3,514		Sacyr Vallehermoso SA	31,859
133,132		Telefonica SA	3,005,011
11,123		Union Fenosa SA	278,691
5,457		Zardoya-Otis SA	98,082

			10,847,098

Sweden: 1.9%
9,875		Alfa Laval AB	88,160
8,800		Assa Abloy AB	102,336
22,600		Atlas Copco AB - Class A	198,846
19,200		Atlas Copco AB - Class B	150,330
7,500		Electrolux AB	65,626
557	@	Getinge AB - Class A	6,427
5,017	@	Getinge AB - Class B	60,878
13,600		Hennes & Mauritz AB	540,942
2,100		Holmen AB	52,551
10,617		Investor AB	161,941
1,480	@	Loomis AB	9,171
6,400	@	Lundin Petroleum AB	34,347
2,156	@	Millicom International Cellular SA	101,871
2,250		Modern Times Group AB	49,259
62,800		Nordea Bank AB	447,619
27,800		Sandvik AB	178,568
11,400		Scania AB - B Shares	115,999
7,400		Securitas AB	62,300
11,000		Skandinaviska Enskilda Banken AB	88,795
10,600		SKF AB - B Shares	107,867
7,000		SSAB Svenskt Staal AB - Class A	62,077
5,900		SSAB Svenskt Staal AB - Class B	49,192
18,000		Svenska Cellulosa AB - B Shares	156,284
12,900		Svenska Handelsbanken AB	213,317
10,034		Swedbank AB	59,268
8,200		Swedish Match AB	118,382
7,622		Tele2 AB - B Shares	68,975
90,600		Telefonaktiebolaget LM Ericsson	706,307
64,000		TeliaSonera AB	322,305
29,800		Volvo AB	169,586

			4,549,526

Switzerland: 8.3%
69,962	@, S	ABB Ltd.	1,066,930
2,631	@	Actelion Ltd. - Reg	148,840

See Accompanying Notes to Financial Statements

88

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Switzerland: (continued)
3,159		Adecco SA	$108,145
2,092	@	Aryzta AG	67,221
1,534		Baloise Holding AG	115,845
14,450		Compagnie Financiere Richemont SA	275,329
32,061		Credit Suisse Group	898,496
1,775		EFG International	31,719
1,057		Geberit AG - Reg	114,315
209		Givaudan	165,151
5,922		Holcim Ltd.	342,766
6,580		Julius Baer Holding AG - Reg	255,023
1,622		Kuehne & Nagel International AG	105,054
37		Lindt & Spruengli AG	69,230
4,754	@	Logitech International SA	74,607
1,505		Lonza Group AG	139,531
111,834		Nestle SA	4,428,419
3,968		Nobel Biocare Holding AG	81,938
73,388		Novartis AG	3,675,378
332	@	OC Oerlikon Corp. AG	22,203
1,258		Pargesa Holding SA	84,074
21,844		Roche Holding AG	3,381,825
1,869		Schindler Holding AG	85,749
114		SGS SA	119,228
1,471		Sonova Holding AG - Reg	89,404
17,792		STMicroelectronics NV	119,325
309		Straumann Holding AG	54,776
1,056		Sulzer AG	60,939
768		Swatch Group AG - BR	108,317
1,913		Swatch Group AG - Reg	52,719
903	@	Swiss Life Holding	62,617
9,547	S	Swiss Reinsurance	467,475
569		Swisscom AG	184,575
3,282		Syngenta AG	637,580
1,727		Synthes, Inc.	216,453
90,794	@	UBS AG - Reg	1,320,994
17,841		Xstrata PLC	166,945
4,414		Zurich Financial Services AG	964,375

			20,363,510

United Kingdom: 16.6%
10,226		3i Group PLC	40,046
6,380		Amec PLC	46,058
40,913		Anglo American PLC	954,792
9,655		Antofagasta PLC	60,480
10,778		Associated British Foods PLC	113,464
45,404		AstraZeneca PLC	1,857,498
82,027		Aviva PLC	464,805
104,471		BAE Systems PLC	568,546
14,727		Balfour Beatty PLC	71,241
248,530		Barclays PLC	564,881
101,789		BG Group PLC	1,408,921
66,720		BHP Billiton PLC	1,294,075
552,459		BP PLC	4,264,656
22,805		British Airways PLC	60,277
55,759		British American Tobacco PLC	1,454,578
29,685		British Energy Group PLC	332,648
33,711		British Sky Broadcasting PLC	238,065
217,527		BT Group PLC	437,470
8,151		Bunzl PLC	69,555
13,794		Burberry Group PLC	44,661
62,436		Cable & Wireless PLC	141,201
36,984		Cadbury PLC	321,968
3,649	@	Cairn Energy PLC	106,873
16,165		Capita Group PLC	173,401

Shares			Value

United Kingdom: (continued)
4,523		Carnival PLC	$99,886
15,648		Carphone Warehouse Group	20,506
145,136		Centrica PLC	558,746
26,129		Cobham PLC	78,103
50,038		Compass Group PLC	249,574
76,901		Diageo PLC	1,080,525
8,354		Drax Group PLC	67,816
27,661		Experian Group Ltd.	174,402
14,514		Firstgroup PLC	91,788
67,314		Friends Provident PLC	86,043
26,212		GKN PLC	36,496
153,848		GlaxoSmithKline PLC	2,861,227
26,152		Group 4 Securicor PLC	77,879
57,744		Hays PLC	58,349
150,472		HBOS PLC	155,765
28,357		Home Retail Group	87,522
354,212		HSBC Holdings PLC	3,466,742
19,065		ICAP PLC	80,478
11,617		IMI PLC	45,180
31,965		Imperial Tobacco Group PLC	853,817
8,072		Intercontinental Hotels Group PLC	66,595
35,935		International Power PLC	125,223
19,086	@	Invensys PLC	48,236
12,951		Investec PLC	53,476
134,725		ITV PLC	77,734
29,416		J Sainsbury PLC	140,374
5,679		Johnson Matthey PLC	90,375
6,433		Kazakhmys PLC	21,959
63,080		Kingfisher PLC	124,263
24,039		Ladbrokes PLC	64,568
173,478		Legal & General Group PLC	193,900
155,969		Lloyds TSB Group PLC	295,206
44,774		LogicaCMG PLC	45,012
4,510		Lonmin PLC	60,112
49,146		Man Group PLC	169,070
45,853		Marks & Spencer Group PLC	143,728
4,911		National Express Group PLC	35,314
74,344		National Grid PLC	734,627
6,598		Next PLC	103,682
160,070		Old Mutual PLC	128,655
22,887		Pearson PLC	215,718
69,401		Prudential PLC	421,281
18,097		Reckitt Benckiser PLC	678,112
32,295		Reed Elsevier PLC	237,105
17,794		Rexam PLC	91,075
30,931		Rio Tinto PLC	687,491
2,908,105	@	Rolls-Royce Group PLC - C Share	4,181
53,162	@	Rolls-Royce Group PLC	260,064
74,382		Royal & Sun Alliance Insurance Group	148,222
510,963		Royal Bank of Scotland Group PLC	376,134
26,575		SABMiller PLC	446,270
34,894		Sage Group PLC	86,404
25,084		Scottish & Southern Energy PLC	442,265
15,765		Serco Group PLC	103,199
5,923		Severn Trent PLC	102,647
16,079		Shire PLC	236,843
28,040		Smith & Nephew PLC	179,078
8,995		Smiths Group PLC	115,586
16,558		Stagecoach Group PLC	34,059
42,830		Standard Chartered PLC	548,055
59,003		Standard Life PLC	172,242
13,530		Tate & Lyle PLC	78,835
243,672		Tesco PLC	1,268,808

See Accompanying Notes to Financial Statements

89

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value

United Kingdom: (continued)
16,250	Thomas Cook Group PLC	$41,554
4,938	Thomson Reuters PLC	110,038
17,587	TUI Travel PLC	59,612
18,527	Tullow Oil PLC	177,381
42,756	Unilever PLC	982,097
10,640	United Business Media Ltd.	78,613
19,763	United Utilities Group PLC	179,449
4,495	Vedanta Resources PLC	40,364
1,567,724	Vodafone Group PLC	3,210,155
4,816	Whitbread PLC	64,190
70,222	WM Morrison Supermarkets PLC	284,634
18,418	Wolseley PLC	102,598
34,000	WPP PLC	198,810

		40,506,282

	Total Common Stock (Cost $365,905,841)	229,838,451

REAL ESTATE INVESTMENT TRUSTS: 0.9%
Australia: 0.3%
48,243	CFS Retail Property Trust	63,415
76,468	Dexus Property Group	43,787
76,770	GPT Group	50,060
58,210	Macquarie Goodman Group	29,975
29,016	Mirvac Group	25,969
45,903	Stockland	130,580
55,487	Westfield Group	503,752

		847,538

France: 0.2%
584	Gecina SA	40,606
1,963	Klepierre	48,274
2,094	Unibail	312,832

		401,712

Hong Kong: 0.0%
69,000	Link Real Estate Investment Trust	114,782

		114,782

Japan: 0.2%
13	Japan Real Estate Investment Corp.	116,131
20	Japan Retail Fund Investment Corp.	86,387
13	Nippon Building Fund, Inc.	142,893
13	Nomura Real Estate Office Fund, Inc.	84,586

		429,997

Netherlands: 0.0%
1,342	Corio NV	61,797

		61,797

United Kingdom: 0.2%
11,615	British Land Co. PLC	93,062
7,824	Hammerson PLC	60,609
12,567	Land Securities Group PLC	168,955
5,651	Liberty International PLC	39,126
12,722	Segro PLC	45,355

		407,107

	Total Real Estate Investment Trusts (Cost $4,204,713)	2,262,933

PREFERRED STOCK: 0.4%
Germany: 0.4%
2,196	Bayerische Motoren Werke AG	43,513
2,669	Fresenius AG	154,145

Shares		Value

Germany: (continued)
6,885	Henkel KGaA - Vorzug	219,231
2,574	Porsche AG	$204,932
1,150	RWE AG	87,405
4,033	Volkswagen AG	222,194

	Total Preferred Stock (Cost $1,787,199)	931,420

RIGHTS: 0.0%
Belgium: 0.0%
59,263	Forits	—

		—

Germany: 0.0%
2,339	Deutsche Postbank AG	11

		11

Singapore: 0.0%
18,500	DBS Group Holdings Ltd.	38,544

		38,544

	Total Rights (Cost $—)	38,555

	Total Long-Term Investments (Cost $371,897,753)	233,071,359

SHORT-TERM INVESTMENTS: 0.7%
Affiliated Mutual Fund: 0.7%
1,546,000	S	ING Institutional Prime Money Market Fund - Class I		1,546,000

		Total Short-Term Investments (Cost $1,546,000)		1,546,000

		Total Investments in Securities (Cost $373,443,753)*	95.9%	$234,617,359
		Other Assets and Liabilities - Net	4.1	10,143,936

		Net Assets	100.0%	$244,761,295

@	Non-income producing security
ADR	American Depositary Receipt
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $375,107,109.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,694,733
Gross Unrealized Depreciation	(143,184,483)

Net Unrealized Depreciation	$(140,489,750)

See Accompanying Notes to Financial Statements

90

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.1%
Aerospace/Defense	0.6
Agriculture	1.2
Airlines	0.3
Apparel	0.3
Auto Manufacturers	3.2
Auto Parts & Equipment	0.8
Banks	12.7
Beverages	1.5
Biotechnology	0.2
Building Materials	1.1
Chemicals	3.0
Commercial Services	1.1
Computers	0.4
Cosmetics/Personal Care	0.6
Distribution/Wholesale	0.9
Diversified	0.5
Diversified Financial Services	1.1
Electric	5.3
Electrical Components & Equipment	0.9
Electronics	1.3
Energy - Alternate Sources	0.2
Engineering & Construction	1.3
Entertainment	0.3
Environmental Control	0.0
Food	5.4
Food Service	0.2
Forest Products & Paper	0.3
Gas	1.4
Hand/Machine Tools	0.2
Healthcare - Products	0.7
Healthcare - Services	0.1
Holding Companies - Diversified	0.7
Home Builders	0.1
Home Furnishings	0.7
Household Products/Wares	0.5
Insurance	4.9
Internet	0.2
Investment Companies	0.2
Iron/Steel	1.2
Leisure Time	0.3
Lodging	0.2
Machinery - Construction & Mining	0.3
Machinery - Diversified	1.0
Media	1.4
Metal Fabricate/Hardware	0.2
Mining	2.7
Miscellaneous Manufacturing	1.3
Office Property	0.1
Office/Business Equipment	0.6
Oil & Gas	7.9
Oil & Gas Services	0.2
Packaging & Containers	0.1
Pharmaceuticals	7.8
Real Estate	1.4
Retail	1.7
Semiconductors	0.3

Industry	Percentage of Net Assets
Shipbuilding	0.0%
Shopping Centers	0.3
Software	0.6
Telecommunications	8.0
Textiles	0.2
Toys/Games/Hobbies	0.5
Transportation	2.1
Venture Capital	0.0
Water	0.3
Short-Term Investments	0.7
Other Assets and Liabilities - Net	4.1

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$6,906,758	$191,320
Level 2 — Other Significant Observable Inputs	227,436,338	—
Level 3 — Significant Unobservable Inputs	274,263	—

Total	$234,617,359	$191,320

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	274,263	—

Ending Balance at 12/31/08	$274,263	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported

See Accompanying Notes to Financial Statements

91

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $11,176. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

ING International Index Portfolio Open Futures Contracts on December 31, 2008

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
CAC40 10 Euro	8	01/16/09	$484
DAX Index	2	03/20/09	6,458
Dow Jones Euro STOXX 50	74	03/20/09	19,395
FTSE 100 Index	35	03/20/09	64,256
Hang Seng Stock Index	1	01/29/09	(734)
IBEX 35 Index	2	01/16/09	1,445
OMXS30 Index	60	01/23/09	(399)
S&P ASX 200 Index (SPI)	11	03/19/09	31,503
S&P/MIB Index	1	03/20/09	1,534
Tokyo Price Index (TOPIX)	17	03/12/09	67,378

			$191,320

See Accompanying Notes to Financial Statements

92

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 79.9%
Australia: 2.1%
1,172		AGL Energy Ltd.	$12,495
2,635		Amcor Ltd.	10,708
5,581		AMP Ltd.	21,279
1,800		Aquarius Platinum Ltd.	4,764
1,526		Aristocrat Leisure Ltd.	4,152
2,623		Asciano Group	2,792
520		ASX Ltd.	12,155
4,354		Australia & New Zealand Banking Group Ltd.	47,007
6,213		BHP Billiton Ltd.	131,990
1,026		Billabong International Ltd.	5,634
2,305		Boral Ltd.	7,465
2,219		Brambles Ltd.	11,529
2,389		Commonwealth Bank of Australia	49,155
1,300		Crown Ltd.	5,445
1,103		CSL Ltd.	26,011
3,391	@	Fortescue Metals Group Ltd.	4,624
4,904		Foster’s Group Ltd.	18,861
3,180		Incitec Pivot Ltd.	5,574
3,439		Insurance Australia Group	9,372
502		Leighton Holdings Ltd.	9,754
4,063		Macquarie Airports Management Ltd.	6,839
397		Macquarie Group Ltd.	8,057
6,483		Macquarie Infrastructure Group	7,771
3,884		National Australia Bank Ltd.	57,101
716		Newcrest Mining Ltd.	17,043
3,472		OneSteel Ltd.	6,004
1,400		Orica Ltd.	13,739
1,954		Origin Energy Ltd.	22,038
9,315	X	Oxiana Ltd.	3,572
3,580	@	Paladin Resources Ltd.	6,291
3,298		Qantas Airways Ltd.	6,076
2,201		QBE Insurance Group Ltd.	39,779
3,028	@, X	Queensland Gas Co., Ltd.	12,139
491		Rio Tinto Ltd.	13,158
1,900		Santos Ltd.	19,908
540		Sims Group Ltd.	6,609
1,573		Sonic Healthcare Ltd.	16,026
3,100		Suncorp-Metway Ltd.	18,272
2,071		TABCORP Holdings Ltd.	10,133
7,045		Telstra Corp., Ltd.	18,860
2,754		Toll Holdings Ltd.	11,899
3,222	@	Transurban Group	12,188
930		Wesfarmers Ltd.	11,738
5,341		Westpac Banking Corp.	64,058
802		Woodside Petroleum Ltd.	20,754
2,608		Woolworths Ltd.	48,629
541		WorleyParsons Ltd.	5,397

			884,844

Austria: 0.1%
335		Andritz AG	8,849
596		Erste Bank der Oesterreichischen Sparkassen AG	13,877
500		Evn AG	7,787
553		OMV AG	14,694
180		Raiffeisen International Bank Holding AG	5,004

			50,211

Shares			Value

Barbados: 0.1%
200		Everest Re Group Ltd.	$15,228
800	@	Nabors Industries Ltd.	9,576

			24,804

Belgium: 0.3%
1,170	@	Anheuser-Busch InBev NV	27,171
720	@	Anheuser-Busch InBev NV - VVPR Share	4
554		Belgacom SA	21,179
351		Delhaize Group	21,698
947		Dexia	4,294
3		Distrigaz	28,086
3,682		Fortis	4,855
219		Kbc Ancora	3,799
392		KBC Groep NV	11,780
285		UCB SA	9,296
486		Umicore	9,604

			141,766

Bermuda: 0.5%
1,500		Accenture Ltd.	49,185
200	@	Arch Capital Group Ltd.	14,020
200	@	Central European Media Enterprises Ltd.	4,344
700		Covidien Ltd.	25,368
400	@	Foster Wheeler Ltd.	9,352
1,000		Ingersoll-Rand Co.	17,350
300		Lazard Ltd.	8,922
200		PartnerRe Ltd.	14,254
300		RenaissanceRe Holdings Ltd.	15,468
800		SeaDrill Ltd. ADR	6,520
900		Tyco Electronics Ltd.	14,589
900		Tyco International Ltd.	19,440

			198,812

Brazil: 0.3%
1,500		Banco Bradesco SA	12,858
1,800		Banco do Brasil SA	11,331
3,700		BM&F BOVESPA SA	9,551
800		Centrais Eletricas Brasileiras SA	8,882
1,000		Cia Siderurgica Nacional SA	12,436
2,500		CIA Vale do Rio Doce	29,685
700		CPFL Energia SA	9,050
500		Perdigao SA	6,377
3,900		Petroleo Brasileiro SA	45,974

			146,144

Canada: 2.7%
200		Agrium, Inc.	6,719
800		ARC Energy Trust	13,026
800		Bank of Montreal	20,251
1,700		Bank of Nova Scotia	45,870
1,500		Barrick Gold Corp.	54,326
600		BCE, Inc.	12,214
2,200		Bombardier, Inc. - Class B	7,930
600		Bonavista Energy Trust	8,262
1,200		Brookfield Asset Management, Inc. - Class A	18,032
700		Brookfield Properties Co.	5,273
600		Canadian Imperial Bank of Commerce	24,831
700		Canadian National Railway Co.	25,392
1,000		Canadian Natural Resources Ltd.	39,490
500		Canadian Oil Sands Trust	8,546
400		Canadian Utilities Ltd.	13,123
1,400	@	CGI Group, Inc. - Class A	10,887

See Accompanying Notes to Financial Statements

93

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Canada: (continued)
500		Crescent Point Energy Trust	$9,757
3,600	@	Domtar Corp.	6,012
700		Enbridge, Inc.	22,432
1,400		EnCana Corp.	64,596
500		Enerplus Resources Fund	9,704
900		Ensign Energy Services, Inc.	9,638
600		Finning International, Inc.	6,926
200		First Quantum Minerals Ltd.	2,853
400	@	Gildan Activewear, Inc.	4,598
1,200		GoldCorp, Inc.	37,317
700		Great-West Lifeco, Inc.	11,738
900		Harvest Energy Trust	7,655
600		Husky Energy, Inc.	15,004
1,000		Imperial Oil Ltd.	33,204
500		Industrial Alliance Insurance	9,441
200		Inmet Mining Corp.	3,172
1,300	@	Ivanhoe Mines Ltd.	3,444
1,400		Kinross Gold Corp.	25,516
2,980		Manulife Financial Corp.	50,210
700		Nexen, Inc.	12,163
1,100		Pengrowth Energy Trust	8,331
900		Penn West Energy Trust	9,893
900		Petro-Canada	19,480
650		Potash Corp. of Saskatchewan	47,145
800		Power Corp. of Canada	14,529
1,700		Provident Energy Trust	7,367
800	@	Research In Motion Ltd.	32,078
800		Ritchie Brothers Auctioneers, Inc.	17,017
1,000		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	29,640
2,390		Royal Bank of Canada	69,890
500		Saputo, Inc.	8,979
800		Shaw Communications, Inc. - Class B	14,004
1,900		Sherritt International Corp.	4,864
500		Shoppers Drug Mart Corp.	19,461
900		Sun Life Financial, Inc.	20,734
1,400		Suncor Energy, Inc.	26,900
1,700		Talisman Energy, Inc.	16,773
400		Teck Cominco Ltd. - Class A	2,352
973		Teck Cominco Ltd. - Class B	4,745
400		TELUS Corp.	12,044
600		Tim Hortons, Inc.	17,304
1,480		Toronto Dominion Bank	52,091
300		Transalta Corp.	5,905
1,100		TransCanada Corp.	29,556
400		TSX Group, Inc.	8,162
4,200	@	UTS Energy Corp.	2,722
1,500		Yamana Gold, Inc. (Canadian Denominated Security)	11,482

			1,173,000

Chile: 0.0%
800		Empresa Nacional de Electricidad S.A.	916
173		Enersis SA	45
1,890		S.A.C.I. Falabella, SA	4,983

			5,944

China: 0.9%
18,000		Aluminum Corp. of China Ltd.	9,705
12,000		Angang New Steel Co., Ltd.	13,581
67,000		Bank of China Ltd.	18,460
16,000		Beijing Capital International Airport Co., Ltd.	8,107

Shares			Value

China: (continued)
8,000		China Coal Energy Co. - Shares H	$6,465
69,000		China Construction Bank	38,390
10,500		China COSCO Holdings Co., Ltd.	7,397
11,000		China Life Insurance Co., Ltd.	33,797
10,000		China Oilfield Services Ltd.	8,164
32,000		China Petroleum & Chemical Corp.	19,669
6,000		China Shenhua Energy Co., Ltd.	12,863
6,000		China Shipping Development Co., Ltd.	6,046
36,000		China Telecom Corp., Ltd.	13,609
22,000		Datang International Power Generation Co., Ltd.	11,742
26,000		Fujian Zijin Mining Industry Co., Ltd.	15,767
20,000		Huaneng Power International, Inc.	14,574
65,000		Industrial and Commercial Bank of China Ltd.	34,510
10,000		Jiangxi Copper Co., Ltd.	7,431
10,000		Parkson Retail Group Ltd.	11,448
32,000		PetroChina Co., Ltd.	28,437
22,000	@	PICC Property & Casualty Insurance	11,866
2,500		Ping An Insurance Group Co. of China Ltd.	12,286
300	@	Suntech Power Holdings Co., Ltd. ADR	3,510
2,000		Tencent Holdings Ltd.	12,995
10,000		Tingyi Cayman Islands Holding Corp.	11,631
36,000		Want Want China Holdings Ltd.	14,972
12,000		Yanzhou Coal Mining Co., Ltd.	8,943

			396,365

Czech Republic: 0.0%
300		CEZ A/S	12,763

			12,763

Denmark: 0.3%
4		AP Moller - Maersk A/S - Class A	21,891
150		Coloplast A/S	10,373
200		D/S Norden	7,056
1,000		DSV A/S	10,883
200	@	Genmab A/S	7,764
675		Novo-Nordisk A/S	34,819
175		Novozymes A/S	14,035
250		TDC A/S	10,878
350	@	Vestas Wind Systems A/S	20,596
250	@	William Demant Holding	10,467

			148,762

Finland: 0.6%
901		Elisa OYJ	15,685
737		Fortum OYJ	16,019
631		Kone OYJ	14,149
461		Metso OYJ	5,650
687		Neste Oil OYJ	10,341
7,006		Nokia OYJ	109,941
773		Orion OYJ	13,147
611		Rautaruukki OYJ	10,671
1,375		Sampo OYJ	26,025
1,896		UPM-Kymmene OYJ	24,304
369		Wartsila OYJ	11,150

			257,082

France: 3.6%
384		Accor SA	18,916
569		Air France-KLM	7,338
351		Air Liquide	32,144
3,889	@	Alcatel SA	8,418

See Accompanying Notes to Financial Statements

94

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

France: (continued)
346		Alstom	$20,620
2,993		AXA SA	67,180
1,595		BNP Paribas	68,847
266		Bourbon SA	6,727
800		Bouygues SA	33,939
423		Capgemini SA	16,356
913		Carrefour SA	35,291
207		Casino Guichard Perrachon SA	15,776
200		Christian Dior SA	11,308
922		Cie de Saint-Gobain	43,565
500		Cie Generale D’Optique Essilor International SA	23,487
443	@	Compagnie Generale de Geophysique SA	6,631
328		Compagnie Generale des Etablissements Michelin	17,329
1,521		Credit Agricole SA	17,084
313		Dassault Systemes SA	14,190
479		Electricite de France	27,859
696	@	Eutelsat Communications	16,439
3,351		France Telecom SA	93,401
2,174		Gaz de France	107,911
923		Groupe Danone	55,767
139		Hermes International	19,460
259		Lafarge SA	15,841
332		L’Oreal SA	28,974
452		LVMH Moet Hennessy Louis Vuitton SA	30,292
2,834		Natixis	5,027
154		Neopost SA	13,974
161		Nexans SA	9,641
263		Pernod-Ricard SA	19,538
197		PPR	12,899
218		Remy Cointreau SA	9,049
309		Renault SA	8,064
809		Rhodia SA	5,133
989		Safran SA	13,353
1,804		Sanofi-Aventis	115,389
373		Schneider Electric SA	27,771
956		Societe Generale	48,501
295		Sodexho Alliance SA	16,395
823	@	Suez Environnement SA	13,899
286		Thales SA	11,979
3,839		Total SA	211,065
266		Valeo SA	3,963
692		Veolia Environnement	21,828
647		Vinci SA	27,303
2,140		Vivendi	69,751
178		Wendel Investissement	8,905
233		Zodiac SA	8,508

			1,543,025

Germany: 3.0%
746		Adidas AG	28,385
809		Allianz AG	85,963
85		AMB Generali Holding AG	8,726
116		Axel Springer AG	8,206
1,755		BASF AG	67,721
1,382		Bayer AG	80,217
1,200		Bayerische Motoren Werke AG	37,460
294		Celesio AG	7,914
925		Commerzbank AG	8,908
264		Continental AG	10,491
1,658		DaimlerChrysler AG	62,463
802		Deutsche Bank AG	31,978

Shares			Value

Germany: (continued)
312		Deutsche Boerse AG	$22,573
1,400		Deutsche Post AG	23,470
5,380		Deutsche Telekom AG	81,190
3,553		E.ON AG	137,456
200		EnBW Energie Baden-Wuerttemberg AG	10,532
539		Fresenius Medical Care AG & Co. KGaA	25,009
496		Henkel KGaA	13,101
194		Hochtief AG	9,995
742		Hypo Real Estate Holding AG	3,225
2,249	@	Infineon Technologies AG	2,999
274		K+S AG	15,825
217		Linde AG	18,456
281		MAN AG	15,994
122		Merck KGaA	10,916
455		MTU Aero Engines Holding AG	12,310
337		Muenchener Rueckversicherungs AG	51,635
202	@	Q-Cells AG	7,521
489		Rhoen Klinikum AG	12,149
690		RWE AG	60,928
162		Salzgitter AG	12,592
1,468		SAP AG	52,858
1,718		Siemens AG	129,607
278		Solarworld AG	6,160
1,279		ThyssenKrupp AG	36,093
254		Volkswagen AG	88,380
72		Wacker Chemie AG	7,746

			1,307,152

Greece: 0.1%
800	@	Emporiki Bank of Greece SA	6,347
1,201		Intralot SA - Integrated Lottery Systems & Services	5,020
953		National Bank of Greece SA	17,698
922		Piraeus Bank SA	8,230
600		Public Power Corp.	9,643

			46,938

Guernsey: 0.0%
700	@	Amdocs Ltd.	12,803

			12,803

Hong Kong: 1.1%
20,000		Agile Property Holdings Ltd.	10,563
3,000		Cheung Kong Holdings Ltd.	28,619
8,000		China Everbright Ltd.	9,945
2,000		China Merchants Holdings International Co., Ltd.	3,906
9,000		China Mobile Ltd.	91,315
8,000		China Overseas Land & Investment Ltd.	11,233
6,000		China Resources Enterprise	10,551
6,000		China Resources Power Holdings Co.	11,666
20,294		China Unicom Ltd.	24,352
3,000		CLP Holdings Ltd.	20,396
27,000		CNOOC Ltd.	25,682
8,000		Cosco Pacific Ltd.	8,225
2,700		Dairy Farm International Holdings Ltd.	11,570
2,900		Esprit Holdings Ltd.	16,525
1,300		Hang Seng Bank Ltd.	17,163
9,000		Hong Kong & China Gas	13,648
2,000		Hong Kong Exchanges and Clearing Ltd.	19,202
3,500		HongKong Electric Holdings	19,705
4,000		Hongkong Land Holdings Ltd.	9,920
4,000		Hopewell Holdings	13,271

See Accompanying Notes to Financial Statements

95

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Hong Kong: (continued)
4,000		Hutchison Whampoa Ltd.	$20,193
4,000		Hysan Development Co., Ltd.	6,504
500		Jardine Strategic Holdings Ltd.	5,220
4,000		Li & Fung Ltd.	6,913
26,000		PCCW Ltd.	12,483
3,000		Sun Hung Kai Properties Ltd.	25,244
6,000		Wharf Holdings Ltd.	16,609

			470,623

Hungary: 0.1%
200		Mol Magyar Olaj- es Gazipari Rt	10,398
500	@	OTP Bank Nyrt	7,592
100		Richter Gedeon Nyrt	14,975

			32,965

Indonesia: 0.1%
27,500		Bank Rakyat Indonesia	11,542
38,500		Bumi Resources Tbk PT	3,214
43,500		Perusahaan Gas Negara PT	7,423
28,500		Telekomunikasi Indonesia Tbk PT	18,041

			40,220

Ireland: 0.1%
1,664		Allied Irish Banks PLC	3,980
2,811		Anglo Irish Bank Corp. PLC	677
2,861		Bank of Ireland - London Exchange	3,400
1,197		CRH PLC	30,330
1,778		Irish Life & Permanent PLC	3,894

			42,281

Israel: 0.2%
400	@	Check Point Software Technologies	7,596
1,481		Teva Phaemaceutical Industries Ltd.	63,588

			71,184

Italy: 1.2%
759		ACEA S.p.A.	10,345
5,001		AEM S.p.A.	8,991
1,651		Alleanza Assicurazioni S.p.A.	13,571
1,639		Assicurazioni Generali S.p.A.	45,252
1,100		Banca Popolare dell’Emilia Romagna Scrl	15,349
1,600		Banca Popolare di Sondrio Scarl	14,912
845		Banche Popolari Unite Scpa	12,393
1,515		Bulgari S.p.A.	9,654
378		Credito Bergamasco S.p.A	12,635
6,864		Enel S.p.A.	44,215
3,806		ENI S.p.A.	91,586
1,533		Fiat S.p.A	10,262
763		Finmeccanica S.p.A.	11,818
504		Fondiaria-Sai S.p.A.	9,200
17,699		Intesa Sanpaolo S.p.A.	64,295
624		Luxottica Group S.p.A.	11,414
6,467		Parmalat S.p.A	10,849
533		Saipem S.p.A.	9,091
1,783		Snam Rete Gas S.p.A.	9,960
15,799		Telecom Italia S.p.A.	25,992
17,924		Telecom Italia S.p.A. RNC	20,408
20,223		UniCredito Italiano S.p.A.	51,417

			513,609

Japan: 7.6%
600		Advantest Corp.	9,781
1,900		Aeon Co., Ltd.	19,134
1,000		Ajinomoto Co., Inc.	10,914

Shares			Value

Japan: (continued)
3,000		All Nippon Airways Co., Ltd.	$11,824
3,000		Amada Co., Ltd.	14,591
1,100		Asahi Breweries Ltd.	19,019
1,100		Astellas Pharma, Inc.	45,026
500		Benesse Corp.	21,881
900		Bridgestone Corp.	13,500
1,700		Canon, Inc.	53,864
900		Casio Computer Co., Ltd.	5,679
5		Central Japan Railway Co.	43,363
2,000		Chiyoda Corp.	11,140
1,000		Chubu Electric Power Co., Inc.	30,458
600		Chugai Pharmaceutical Co., Ltd.	11,663
600		Chugoku Electric Power Co., Inc.	15,798
1,600		Citizen Watch Co., Ltd.	5,768
1,000		Dai Nippon Printing Co., Ltd.	11,055
1,100		Daiichi Sankyo Co., Ltd.	26,013
300		Daito Trust Construction Co., Ltd.	15,748
3,000		Daiwa Securities Group, Inc.	18,010
900		Denso Corp.	15,250
8	X	East Japan Railway Co.	63,238
500		Eisai Co., Ltd.	20,865
400		Fanuc Ltd.	28,669
100		Fast Retailing Co., Ltd.	14,673
600		Fuji Photo Film Co., Ltd.	13,394
3,000		Fujikura Ltd.	9,940
7,000		Fujitsu Ltd.	34,034
3,000		Furukawa Electric Co., Ltd.	14,640
600		Hitachi Construction Machinery Co., Ltd.	7,174
3,000		Hitachi Ltd.	11,643
600		Hokkaido Electric Power Co., Inc.	15,170
600		Hokuriku Electric Power Co.	16,973
2,700		Honda Motor Co., Ltd.	57,506
800		Hoya Corp.	13,973
500		Ibiden Co., Ltd.	10,367
9,000		Ishikawajima - Harima Heavy Industries Co., Ltd.	11,481
5,000		Isuzu Motors Ltd.	6,461
3,000		Itochu Corp.	15,135
2,000		J Front Retailing Co., Ltd.	8,276
7,000	@	Japan Airlines Corp.	16,512
11		Japan Tobacco, Inc.	36,436
1,000		JFE Holdings, Inc.	26,576
1,100		JSR Corp.	12,375
3,000		Kajima Corp.	10,567
1,200		Kansai Electric Power Co., Inc.	34,759
1,000		Kao Corp.	30,375
7,000		Kawasaki Heavy Industries Ltd.	14,130
6		KDDI Corp.	42,842
2,000		Keio Corp.	12,034
100		Keyence Corp.	20,551
4,000		Kintetsu Corp.	18,402
2,000		Kirin Brewery Co., Ltd.	26,591
1,600		Komatsu Ltd.	20,410
1,000		Konica Minolta Holdings, Inc.	7,781
3,000		Kubota Corp.	21,721
1,500		Kuraray Co., Ltd.	11,752
400		Kurita Water Industries Ltd.	10,813
500		Kyocera Corp.	36,199
1,000		Kyowa Hakko Kogyo Co., Ltd.	10,498
600		Kyushu Electric Power Co., Inc.	15,929
300		Lawson, Inc.	17,301
700		Makita Corp.	15,662
4,000		Marubeni Corp.	15,314

See Accompanying Notes to Financial Statements

96

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Japan: (continued)
3,000		Matsushita Electric Industrial Co., Ltd.	$36,877
3,000		Minebea Co., Ltd.	10,382
3,500		Mitsubishi Chemical Holdings Corp.	15,509
2,000		Mitsubishi Corp.	28,328
4,000		Mitsubishi Electric Corp.	25,067
2,000		Mitsubishi Estate Co., Ltd.	33,038
6,000		Mitsubishi Heavy Industries Ltd.	26,816
16,100		Mitsubishi UFJ Financial Group, Inc.	101,191
2,000		Mitsui & Co., Ltd.	20,561
6,000		Mitsui Engineering & Shipbuilding Co., Ltd.	9,796
1,000		Mitsui Fudosan Co., Ltd.	16,672
2,000		Mitsui OSK Lines Ltd.	12,361
700		Mitsui Sumitomo Insurance Group Holdings, Inc.	22,261
20	X	Mizuho Financial Group, Inc.	59,130
1,100		Mori Seiki Co., Ltd.	8,548
400		Murata Manufacturing Co., Ltd.	15,685
4,000		Nagoya Railroad Co., Ltd.	12,810
1,100		Namco Bandai Holdings, Inc.	12,056
1,000		NGK Insulators Ltd.	11,332
200		Nintendo Co., Ltd.	76,430
1,000		Nippon Electric Glass Co., Ltd.	5,279
3,000		Nippon Express Co., Ltd.	12,645
6	X	Nippon Paper Group, Inc.	24,643
3,000		Nippon Sheet Glass Co., Ltd.	9,932
8,000		Nippon Steel Corp.	26,290
17	X	Nippon Telegraph & Telephone Corp.	91,277
4,000		Nissan Motor Co., Ltd.	14,391
400		Nissin Food Products Co., Ltd.	13,939
3,300		Nomura Holdings, Inc.	27,477
600		Nomura Research Institute Ltd.	11,446
4		NTT Data Corp.	16,116
40		NTT DoCoMo, Inc.	78,733
2,000		OJI Paper Co., Ltd.	11,758
2,000		Okuma Corp.	7,547
300		Ono Pharmaceutical Co., Ltd.	15,619
200		Oriental Land Co., Ltd.	16,420
150		ORIX Corp.	8,565
4,000		Osaka Gas Co., Ltd.	18,497
13	X	Resona Holdings, Inc.	20,000
1,000		Ricoh Co., Ltd.	12,817
7,000	@	Sanyo Electric Co., Ltd.	13,095
300		Secom Co., Ltd.	15,481
500		Seiko Epson Corp.	7,956
1,400		Seven & I Holdings Co., Ltd.	48,120
500		Shikoku Electric Power Co.	16,858
800		Shin-Etsu Chemical Co., Ltd.	36,921
1,000		Shionogi & Co., Ltd.	25,825
1,000		Shiseido Co., Ltd.	20,565
1,300		Softbank Corp.	23,610
94		Softbank Investment Corp.	14,512
5,900		Sojitz Corp.	9,860
2,000		Sompo Japan Insurance, Inc.	14,809
1,500		Sony Corp.	32,808
5		Sony Financial Holdings, Inc.	19,082
600		Stanley Electric Co., Ltd.	6,335
1,700		Sumitomo Corp.	15,078
7,000		Sumitomo Metal Industries Ltd.	17,291
13	X	Sumitomo Mitsui Financial Group, Inc.	56,079
1,000		Sumitomo Realty & Development Co., Ltd.	15,032
2,000		Sumitomo Trust & Banking Co., Ltd.	11,822
400		T&D Holdings, Inc.	16,930

Shares			Value

Japan: (continued)
1,000		Taiyo Yuden Co., Ltd.	$5,688
1,500		Takeda Pharmaceutical Co., Ltd.	78,183
300		TDK Corp.	11,084
300		Terumo Corp.	14,054
2,000		Tobu Railway Co., Ltd.	11,949
500		Toho Co., Ltd.	10,759
2,000		Toho Gas Co., Ltd.	13,197
800		Tohoku Electric Power Co., Inc.	21,641
900		Tokio Marine Holdings, Inc.	26,666
2,000		Tokuyama Corp.	16,957
1,800		Tokyo Electric Power Co., Inc.	60,087
4,000		Tokyo Gas Co., Ltd.	20,276
3,000		Tokyu Corp.	15,126
2,000		Tokyu Land Corp.	7,666
6,000		Toshiba Corp.	24,689
600		Toyo Seikan Kaisha Ltd.	10,400
3,800		Toyota Motor Corp.	125,622
700		Toyota Tsusho Corp.	7,536
500		Trend Micro, Inc.	17,561
6		West Japan Railway Co.	27,339
210		Yamada Denki Co., Ltd.	14,679
1,000		Yamaha Motor Co., Ltd.	10,522
1,000		Yamato Holdings Co., Ltd.	13,077

			3,289,689

Luxembourg: 0.1%
1,443		ArcelorMittal	34,783
200	@	Millicom International Cellular SA	8,982
126	@	Reinet Investments SA	1,226
485	@	Reinet Investments SA - Depository Reciept	509
900		Tenaris SA	9,354

			54,854

Malaysia: 0.1%
13,300		Astro All Asia Networks PLC	8,519
7,400		Malayan Banking BHD	10,945
18,100		Resorts World BHD	11,873
9,000	@	TM International Bhd	9,459

			40,796

Mauritius: 0.0%
50,000		Golden Agri-Resources Ltd.	8,239

			8,239

Mexico: 0.3%
37,810		America Movil SA de CV - Series L	58,018
12,000	@	Cemex SAB de C.V.	10,866
4,100		Fomento Economico Mexicano SA de CV ADR	12,257
4,435		Grupo Financiero Inbursa SA	10,408
10,594		Grupo Mexico SA de CV	6,808
2,800		Grupo Modelo SA	8,896
3,400		Grupo Televisa SA	10,042
4,200		Wal-Mart de Mexico SA de CV	11,221

			128,516

Morocco: 0.0%
640		Douja Promotion Groupe Addoha SA	8,195

			8,195

Netherlands: 1.7%
1,920		Aegon NV	12,120
500		Akzo Nobel NV	20,624

See Accompanying Notes to Financial Statements

97

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Netherlands: (continued)
806		ASML Holding NV	$14,530
500		Chicago Bridge & Iron Co. NV	5,025
891		European Aeronautic Defence and Space Co. NV	15,089
563		Heineken NV	17,237
278		Hunter Douglas NV	9,152
3,114	**	ING Groep NV	34,272
2,277		Koninklijke Ahold NV	28,059
971		Koninklijke BAM Groep NV	8,757
1,674		Koninklijke Philips Electronics NV	33,190
559	@	Qiagen NV	9,550
1,307		Reed Elsevier NV	15,539
6,869		Royal Dutch Shell PLC - Class A	180,470
5,359		Royal Dutch Shell PLC - Class B	135,842
2,900		Royal KPN NV	42,161
734		SBM Offshore NV	9,643
1,001		SNS Reaal	5,502
2,317		TNT NV	45,009
3,208		Unilever NV	77,755
178		Van Lanschot NV	11,864

			731,390

Norway: 0.2%
1,100		Acergy SA	6,339
750		Aker Kvaerner ASA	4,960
1,000	@	Petroleum Geo-Services ASA	4,082
750	@	Renewable Energy Corp. A/S	7,184
2,650		Statoil ASA	44,321
3,800		Storebrand ASA	9,385
800	@	Subsea 7, Inc.	4,756

			81,027

Philippines: 0.1%
330		Philippine Long Distance Telephone Co.	15,082
2,100		SM Investments Corp.	8,649

			23,731

Poland: 0.1%
243		Bank Pekao SA	10,424
178		Bank Zachodni WBK SA	6,715
100	@	BRE Bank SA	6,734
2,900	@	Getin Holding SA	4,913
1,100	@	Globe Trade Centre SA	5,671
536		KGHM Polska Miedz SA	5,114
800		Polski Koncern Naftowy SA	6,970
1,789		Telekomunikacja Polska SA	11,619

			58,160

Portugal: 0.1%
6,532		Energias de Portugal SA	24,573

			24,573

Russia: 0.2%
700		Lukoil-Spon ADR	22,656
4,580	@	OAO Gazprom ADR	65,985

			88,641

Singapore: 0.4%
2,000		City Developments Ltd.	8,948
11,000		Cosco Corp. Singapore Ltd.	7,354
2,000		DBS Group Holdings Ltd.	11,781
5,000		Fraser and Neave Ltd.	10,338
1,000		Great Eastern Holdings Ltd.	6,301
1,000		Jardine Cycle & Carriage Ltd.	6,651

Shares			Value

Singapore: (continued)
2,000		Keppel Corp., Ltd.	$6,072
9,000		Oversea-Chinese Banking Corp.	31,294
4,000		Singapore Exchange Ltd.	14,249
6,000		Singapore Press Holdings Ltd.	13,010
12,000		Singapore Telecommunications Ltd.	21,385
3,000		United Overseas Bank Ltd.	27,111

			164,494

South Africa: 0.5%
733		ABSA Group Ltd.	8,625
2,789		African Bank Investments Ltd.	7,770
161		Anglo Platinum Ltd.	9,092
1,442		Barloworld Ltd.	6,518
1,004		Exxaro Resources Ltd.	7,849
7,742		FirstRand Ltd.	13,618
934		Impala Platinum Holdings Ltd.	13,765
1,800		MTN Group Ltd.	21,222
800		Naspers Ltd.	14,472
1,037		Nedcor Ltd.	10,726
762		Remgro Ltd.	6,303
3,961		RMB Holdings Ltd.	11,051
5,973		Sanlam Ltd.	10,983
800		Sasol Ltd.	24,329
2,370		Shoprite Holdings Ltd.	13,587
1,875		Standard Bank Group Ltd.	16,917
6,100	@	Steinhoff International Holdings Ltd.	8,281
616		Telkom SA Ltd.	7,649

			212,757

South Korea: 1.0%
112	@	CJ CheilJedang Corp.	16,245
172		Daelim Industrial Co.	6,290
1,400		Daewoo Engineering & Construction Co., Ltd.	10,125
500		Daewoo Shipbuilder & Marine Engine Co., Ltd.	6,303
404		Hanjin Heavy Industries & Construction	9,482
102	@	Hite Brewery Co., Ltd.	13,543
800	@	Hynix Semiconductor, Inc.	4,255
63		Hyundai Mipo Dockyard Co., Ltd.	6,968
1,040		Industrial Bank of Korea	6,527
661	@	KB Financial Group, Inc.	17,685
149	@	Korea Express Co., Ltd.	10,603
390		Korea Investment Holdings Co., Ltd.	7,601
360		KT Corp.	10,738
700	@	KT Freetel Co., Ltd.	17,539
203		KT&G Corp.	12,840
220		LG Chem Ltd.	12,664
600		LG Display Co., Ltd.	10,000
3,115		Macquarie Korea Infrastructure Fund	11,920
143		Mirae Asset Securities Co., Ltd.	8,557
220		Posco	66,808
420		Samsung Card Co.	12,494
245		Samsung Electronics Co., Ltd.	89,325
600		Samsung Heavy Industries Co., Ltd.	11,141
200	@	Samsung SDI Co., Ltd.	8,893
700		Shinhan Financial Group Ltd.	16,506
91		SK Telecom Co., Ltd.	15,126
200		S-Oil Corp.	9,884

			430,062

Spain: 1.7%
1,065		Abertis Infraestructuras SA	19,087
129		Acciona SA	16,403

See Accompanying Notes to Financial Statements

98

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Spain: (continued)
617		ACS Actividades de Construccion y Servicios SA	$28,651
7,434		Banco Bilbao Vizcaya Argentaria SA	92,110
3,261		Banco De Sabadell SA	22,324
12,885		Banco Santander Central Hispano SA	124,478
1,476		Bankinter SA	13,351
327		Corporacion Financiera Alba SA	12,699
2,982		Criteria Caixacorp SA	11,896
311		Endesa SA	12,666
1,878		Faes Farma SA	8,014
468		Gamesa Corp. Tecnologica SA	8,533
610		Grifols SA	10,688
3,104	@	Iberdrola Renovables	13,532
6,171		Iberdrola SA	57,524
772		Inditex SA	34,378
1,591		Repsol YPF SA	33,968
8,457		Telefonica SA	190,889
1,200		Union Fenosa SA	30,066

			741,257

Sweden: 0.7%
1,400		Atlas Copco AB - Class A	12,318
1,200		Atlas Copco AB - Class B	9,396
925		Hennes & Mauritz AB	36,792
900		Hexagon AB	4,493
1,800		Husqvarna AB - B Shares	9,684
360	@	Loomis AB	2,231
1,600	@	Lundin Petroleum AB	8,587
800	@	Meda AB - Class A	5,535
133	@	Meda AB - Class B	885
3,800		Nordea Bank AB	27,085
2,694		Sandvik AB	17,304
1,400		Scania AB - B Shares	14,245
1,800		Securitas AB	15,154
800		Skandinaviska Enskilda Banken AB	6,458
1,600		Svenska Cellulosa AB - B Shares	13,892
1,100		Svenska Handelsbanken AB	18,190
775		Swedbank AB	4,578
600		Swedish Match AB	8,662
1,000		Tele2 AB - B Shares	9,049
1,600		Telefonaktiebolaget LM Ericsson - Class A	12,339
5,000		Telefonaktiebolaget LM Ericsson - Class B	38,979
2,000		TeliaSonera AB	10,072
2,500		Volvo AB	14,227
300	@	Vostok Gas Ltd.	2,597
16,300	@	West Siberian Resources Ltd. GDR	5,256

			308,008

Switzerland: 3.1%
4,644	@	ABB Ltd.	70,822
500		ACE Ltd.	26,460
212	@	Actelion Ltd. - Reg	11,993
444		Adecco SA	15,200
100		Alcon, Inc.	8,919
200	@	Aryzta AG	6,394
120		Basler Kantonalbank	13,003
926		Compagnie Financiere Richemont SA	17,644
1,857		Credit Suisse Group	52,042
625		Holcim Ltd.	36,175
434		Julius Baer Holding AG - Reg	16,821
2		Lindt & Spruengli AG	43,025
748	@	Logitech International SA	11,739
152		Lonza Group AG	14,092

Shares			Value

Switzerland: (continued)
100	@	Mettler Toledo International, Inc.	$6,740
6,855		Nestle SA	271,445
494		Nobel Biocare Holding AG	10,201
4,158		Novartis AG	208,239
269	@	Petroplus Holdings AG	5,438
190	@	PSP Swiss Property AG	9,475
1,328		Roche Holding AG - Genusschein	205,597
100		Roche Holding AG - Bearer	16,056
1,401		STMicroelectronics NV	9,396
41		Straumann Holding AG	7,268
93		Swatch Group AG - BR	13,116
465		Swiss Reinsurance	22,769
47		Swisscom AG	15,246
204		Syngenta AG	39,630
131		Synthes, Inc.	16,419
5,344	@	UBS AG - Reg	77,752
82		Valiant Holding	15,358
1,182		Xstrata PLC	11,060
211		Zurich Financial Services AG	46,099

			1,351,633

Taiwan: 0.7%
28,000		Advanced Semiconductor Engineering, Inc.	10,125
17,000		AU Optronics Corp.	12,887
8,000		Cathay Financial Holding Co., Ltd.	9,013
19,000		China Steel Corp.	13,449
9,680		Chunghwa Telecom Co., Ltd.	15,593
14,000		Far EasTone Telecommunications Co., Ltd.	15,954
12,000		Formosa Chemicals & Fibre Co.	14,706
5,000		Formosa Petrochemical Corp.	10,377
8,000		Formosa Plastics Corp.	10,672
2,000		High Tech Computer Corp.	20,076
11,000		HON HAI Precision Industry Co., Ltd.	21,689
2,000		MediaTek, Inc.	13,527
32,000		Mega Financial Holdings Co., Ltd.	11,286
20,000		Nan Ya Plastics Corp.	21,645
7,000		Novatek Microelectronics Corp., Ltd.	6,686
12,000		Siliconware Precision Industries Co.	10,449
42,000		Sinopac Financial Holdings, Co.	9,276
23,000		Taiwan Cooperative Bank	11,634
47,000		Taiwan Semiconductor Manufacturing Co., Ltd.	64,131
12,000		Uni-President Enterprises Corp.	10,624
19,000		Yuanta Financial Holding Co., Ltd.	8,651

			322,450

Thailand: 0.1%
3,600		Advanced Info Service PCL	8,308
1,200		Banpu Public Co., Ltd.	8,011
2,200		PTT PLC	11,214
5,800		Siam Commercial Bank PCL	8,046

			35,579

Turkey: 0.1%
2,816		Akbank TAS	8,872
2,135		Eregli Demir ve Celik Fabrikalari TAS	5,721
3,700		Haci Omer Sabanci Holding A/S	8,513
3,302	@	KOC Holding A/S	5,609
4,561	@	Turkiye Garanti Bankasi A/S	7,851
2,027		Turkiye Halk Bankasi	6,067

			42,633

See Accompanying Notes to Financial Statements

99

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

United Kingdom: 6.6%
1,436		Amec PLC	$10,367
2,410		Anglo American PLC	56,242
1,896		Antofagasta PLC	11,877
5,899		ARM Holdings PLC	7,468
1,361		Associated British Foods PLC	14,328
2,621		AstraZeneca PLC	107,226
727	@	Autonomy Corp. PLC	10,116
4,013		Aviva PLC	22,740
6,028		BAE Systems PLC	32,805
12,544		Barclays PLC	28,511
6,243		BG Group PLC	86,413
4,202		BHP Billiton PLC	81,500
34,962		BP PLC	269,887
4,616		British American Tobacco PLC	120,417
1,824		British Energy Group PLC	20,440
2,653		British Sky Broadcasting PLC	18,735
14,032		BT Group PLC	28,220
1,250		Bunzl PLC	10,667
2,030		Burberry Group PLC	6,573
3,927		Cable & Wireless PLC	8,881
2,046		Cadbury PLC	17,812
1,455		Capita Group PLC	15,608
9,321		Centrica PLC	35,884
2,789		Cobham PLC	8,337
13,685		Compass Group PLC	68,257
5,155		Diageo PLC	72,432
5,042		Experian Group Ltd.	31,790
1,820		Firstgroup PLC	11,510
9,681		GlaxoSmithKline PLC	180,045
10,470		Hays PLC	10,580
8,283		HBOS PLC	8,574
22,494		HSBC Holdings PLC	220,153
1,426		ICAP PLC	6,019
2,023		Imperial Tobacco Group PLC	54,036
2,898		Inchcape PLC	1,531
1,650		Inmarsat PLC	11,333
907		Intercontinental Hotels Group PLC	7,483
2,341		International Power PLC	8,158
3,777	@	Invensys PLC	9,546
1,971		Investec PLC	8,138
2,291		J Sainsbury PLC	10,933
1,026		Kazakhmys PLC	3,502
3,900		Ladbrokes PLC	10,475
28,358		Legal & General Group PLC	31,696
8,806		Lloyds TSB Group PLC	16,667
7,155		LogicaCMG PLC	7,193
271		Lonmin PLC	3,612
2,300		Man Group PLC	7,912
2,956		Mitchells & Butlers PLC	6,892
918		National Express Group PLC	6,601
4,102		National Grid PLC	40,534
200	@	NDS Group PLC ADR	11,468
2,253		Northumbrian Water Group PLC	7,712
8,680		Old Mutual PLC	6,976
1,976		Pearson PLC	18,625
1,167		Pennon Group PLC	8,448
1,711		Persimmon PLC	5,720
4,011		Prudential PLC	24,348
3,793		QinetiQ PLC	8,748
302		Randgold Resources Ltd.	13,079
1,020		Reckitt Benckiser PLC	38,220
2,448		Reed Elsevier PLC	17,973
8,584		Rentokil Initial PLC	5,488

Shares			Value

United Kingdom: (continued)
1,786		Rexam PLC	$9,141
1,669		Rio Tinto PLC	37,096
6,600	@	Rolls-Royce Group PLC	32,287
5,127		Royal & Sun Alliance Insurance Group	10,217
26,505		Royal Bank of Scotland Group PLC	19,511
1,181		SABMiller PLC	19,832
5,132		Sage Group PLC	12,708
505		Schroders PLC	6,353
1,434		Scottish & Southern Energy PLC	25,283
468		Severn Trent PLC	8,111
988		Shire PLC	14,553
1,524		Smith & Nephew PLC	9,733
891		Smiths Group PLC	11,449
2,410		Stagecoach Group PLC	4,957
4,502		Standard Chartered PLC	57,608
3,905		Standard Life PLC	11,400
1,277		Tate & Lyle PLC	7,441
17,312		Tesco PLC	90,144
586		Thomson Reuters PLC	13,058
3,277		Unilever PLC	75,272
3,351		United Utilities Group PLC	30,427
550		Vedanta Resources PLC	4,939
100,289		Vodafone Group PLC	205,357
500		Willis Group Holdings Ltd.	12,440
8,100		WM Morrison Supermarkets PLC	32,832
5,766		WPP PLC	33,716

			2,849,326

United States: 37.1%
1,380		3M Co.	79,405
2,860		Abbott Laboratories	152,638
1,100	@	Activision Blizzard, Inc.	9,504
700	@	Adobe Systems, Inc.	14,903
700	@	Aecom Technology Corp.	21,511
1,800	@	AES Corp.	14,832
900		Aetna, Inc.	25,650
400	@	Affiliated Computer Services, Inc.	18,380
800		Aflac, Inc.	36,672
500	@	Agilent Technologies, Inc.	7,815
300		Air Products & Chemicals, Inc.	15,081
400		AK Steel Holding Corp.	3,728
800	@	Akamai Technologies, Inc.	12,072
600		Alberto-Culver Co.	14,706
1,900		Alcoa, Inc.	21,394
300		Allegheny Energy, Inc.	10,158
400		Allegheny Technologies, Inc.	10,212
700		Allergan, Inc.	28,224
300	@	Alliance Data Systems Corp.	13,959
100	@	Alliant Techsystems, Inc.	8,576
400		Allied World Assurance Holdings Ltd.	16,240
900		Allstate Corp.	29,484
200	@	Alpha Natural Resources, Inc.	3,238
800		Altera Corp.	13,368
3,870		Altria Group, Inc.	58,282
500	@	Amazon.com, Inc.	25,640
400		Ameren Corp.	13,304
500		American Electric Power Co., Inc.	16,640
1,700		American Express Co.	31,535
500	@	American Tower Corp.	14,660
500		AmerisourceBergen Corp.	17,830
2,100	@	Amgen, Inc.	121,275
1,100		Anadarko Petroleum Corp.	42,405
600		Analog Devices, Inc.	11,412

See Accompanying Notes to Financial Statements

100

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

United States: (continued)
500		AON Corp.	$22,840
650		Apache Corp.	48,445
200	@	Apollo Group, Inc. - Class A	15,324
1,600	@	Apple, Inc.	136,560
2,200		Applied Materials, Inc.	22,286
300		Aptargroup, Inc.	10,572
700		Aqua America, Inc.	14,413
400		Arch Coal, Inc.	6,516
1,100		Archer-Daniels-Midland Co.	31,713
500		Arthur J. Gallagher & Co.	12,955
30	@	Ascent Media Corp.	655
300		Assurant, Inc.	9,000
10,970		AT&T, Inc.	312,645
2,800	@	Atmel Corp.	8,764
500	@	Autodesk, Inc.	9,825
1,000		Automatic Data Processing, Inc.	39,340
100	@	Autozone, Inc.	13,947
400		Avery Dennison Corp.	13,092
500	@	Avnet, Inc.	9,105
700		Avon Products, Inc.	16,821
600		Baker Hughes, Inc.	19,242
300		Ball Corp.	12,477
8,430		Bank of America Corp.	118,694
200		Bank of Hawaii Corp.	9,034
2,070		Bank of New York Mellon Corp.	58,643
1,280		Baxter International, Inc.	68,595
800		BB&T Corp.	21,968
600	@	BE Aerospace, Inc.	4,614
400		Becton Dickinson & Co.	27,356
500	@	Bed Bath & Beyond, Inc.	12,710
400		Bemis Co.	9,472
900		Best Buy Co., Inc.	25,299
400	@	Big Lots, Inc.	5,796
400	@	Biogen Idec, Inc.	19,052
300	@	BJ’s Wholesale Club, Inc.	10,278
600	@	BMC Software, Inc.	16,146
1,400		Boeing Co.	59,738
200		BOK Financial Corp.	8,080
2,900	@	Boston Scientific Corp.	22,446
3,450		Bristol-Myers Squibb Co.	80,213
1,100	@	Broadcom Corp.	18,667
800		Broadridge Financial Solutions ADR	10,032
1,800	@	Brocade Communications Systems, Inc.	5,040
700		Brown & Brown, Inc.	14,630
250		Brown-Forman Corp.	12,873
300		Bucyrus International, Inc.	5,556
400		Bunge Ltd.	20,708
550		Burlington Northern Santa Fe Corp.	41,641
900		CA, Inc.	16,677
400		Cabot Corp.	6,120
1,000	@	Calpine Corp.	7,280
500		Campbell Soup Co.	15,005
600		Capital One Financial Corp.	19,134
300		Capitol Federal Financial	13,680
400		Cardinal Health, Inc.	13,788
500	@	Career Education Corp.	8,970
400		Carlisle Cos., Inc.	8,280
800	@	Carmax, Inc.	6,304
700		Carnival Corp.	17,024
1,200		Caterpillar, Inc.	53,604
800	@	CB Richard Ellis Group, Inc.	3,456
1,400		CBS Corp. - Class B	11,466
700	@	Celgene Corp.	38,696

Shares			Value

United States: (continued)
700		Centex Corp.	$7,448
200	@	Cephalon, Inc.	15,408
200	@	Cerner Corp.	7,690
600		CH Robinson Worldwide, Inc.	33,018
1,500		Charles Schwab Corp.	24,255
1,000		Chesapeake Energy Corp.	16,170
3,870		Chevron Corp.	286,264
200	@	Chipotle Mexican Grill, Inc.	12,396
600		Chubb Corp.	30,600
600		Cincinnati Financial Corp.	17,442
11,290	@	Cisco Systems, Inc.	184,027
1,400		CIT Group, Inc.	6,356
10,080		Citigroup, Inc.	67,637
200		City National Corp.	9,740
200		Cliffs Natural Resources, Inc.	5,122
300		Clorox Co.	16,668
100		CME Group, Inc.	20,811
600	@	Coach, Inc.	12,462
4,240		Coca-Cola Co.	191,945
700	@	Cognizant Technology Solutions Corp.	12,642
960		Colgate-Palmolive Co.	65,798
5,470		Comcast Corp. - Class A	92,334
315		Commerce Bancshares, Inc.	13,844
600		Commercial Metals Co.	7,122
500	@	Computer Sciences Corp.	17,570
1,000		ConAgra Foods, Inc.	16,500
2,860		ConocoPhillips	148,148
400		Consol Energy, Inc.	11,432
600		Consolidated Edison, Inc.	23,358
400		Constellation Energy Group, Inc.	10,036
1,000	@	Continental Airlines, Inc.	18,060
1,000	@	Convergys Corp.	6,410
300		Con-way, Inc.	7,980
600		Cooper Industries Ltd.	17,538
400		Corn Products International, Inc.	11,540
2,600		Corning, Inc.	24,778
400		Corporate Executive Board Co.	8,824
700		Costco Wholesale Corp.	36,750
100	@	Covance, Inc.	4,603
200		CR Bard, Inc.	16,852
900	@	Crown Castle International Corp.	15,822
700	@	Crown Holdings, Inc.	13,440
700		CSX Corp.	22,729
200		Cullen/Frost Bankers, Inc.	10,136
400		Cummins, Inc.	10,692
2,660		CVS Caremark Corp.	76,448
400	@	Cypress Semiconductor Corp.	1,788
1,000		D.R. Horton, Inc.	7,070
400		Danaher Corp.	22,644
300	@	DaVita, Inc.	14,871
600		Deere & Co.	22,992
3,000	@	Dell, Inc.	30,720
4,675	@	Delta Airlines, Inc.	53,576
800	@	Denbury Resources, Inc.	8,736
910		Devon Energy Corp.	59,796
200		DeVry, Inc.	11,482
500		Diebold, Inc.	14,045
1,200	@	DIRECTV Group, Inc.	27,492
1,100		Discover Financial Services	10,483
300	@	Discovery Communications, Inc. - Class A	4,248
300	@	Discovery Communications, Inc. - Class C	4,017
700	@	Dish Network Corp.	7,763
1,000		Dominion Resources, Inc.	35,840

See Accompanying Notes to Financial Statements

101

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

United States: (continued)
300		Donaldson Co., Inc.	$10,095
600		Dover Corp.	19,752
1,500		Dow Chemical Co.	22,635
800	@	Dr Pepper Snapple Group, Inc.	13,000
500	@	DreamWorks Animation SKG, Inc.	12,630
300		DTE Energy Co.	10,701
1,800		Duke Energy Corp.	27,018
200		Dun & Bradstreet Corp.	15,440
300		Eastman Chemical Co.	9,513
1,000		Eastman Kodak Co.	6,580
400		Eaton Corp.	19,884
400		Eaton Vance Corp.	8,404
2,300	@	eBay, Inc.	32,108
500		Ecolab, Inc.	17,575
600		Edison International	19,272
300	@	Edwards Lifesciences Corp.	16,485
1,500		EI Du Pont de Nemours & Co.	37,950
1,100		El Paso Corp.	8,613
700	@	Electronic Arts, Inc.	11,228
1,800		Eli Lilly & Co.	72,486
500		Embarq Corp.	17,980
3,500	@	EMC Corp.	36,645
1,300		Emerson Electric Co.	47,593
200	@	Encore Acquisition Co.	5,104
200	@	Energizer Holdings, Inc.	10,828
300		Entergy Corp.	24,939
550		EOG Resources, Inc.	36,619
500		Equifax, Inc.	13,260
300		Equitable Resources, Inc.	10,065
300		Erie Indemnity Co.	11,289
400		Estee Lauder Cos., Inc.	12,384
1,300		Exelon Corp.	72,293
500		Expeditors International Washington, Inc.	16,635
300	@	Express Scripts, Inc.	16,494
9,560		ExxonMobil Corp.	763,175
800		Family Dollar Stores, Inc.	20,856
600		FedEx Corp.	38,490
800		Fidelity National Information Services, Inc.	13,016
800		Fidelity National Title Group, Inc.	14,200
1,100		Fifth Third Bancorp.	9,086
400		First American Corp.	11,556
100	@	First Solar, Inc.	13,796
500		FirstEnergy Corp.	24,290
400	@	Fiserv, Inc.	14,548
600	@	Flir Systems, Inc.	18,408
600		Fluor Corp.	26,922
200		FMC Corp.	8,946
300	@	FMC Technologies, Inc.	7,149
4,000	@	Ford Motor Co.	9,160
400		Forest City Enterprises, Inc.	2,680
700	@	Forest Laboratories, Inc.	17,829
300		Fortune Brands, Inc.	12,384
600		FPL Group, Inc.	30,198
300		Franklin Resources, Inc.	19,134
600		Freeport-McMoRan Copper & Gold, Inc.	14,664
600		Frontier Oil Corp.	7,578
900		Fulton Financial Corp.	8,658
1,200		Gap, Inc.	16,068
910	@	Genentech, Inc.	75,448
700		General Dynamics Corp.	40,313
18,390		General Electric Co.	297,918
600		General Mills, Inc.	36,450
1,200		General Motors Corp.	3,840

Shares			Value

United States: (continued)
200	@	Gen-Probe, Inc.	$8,568
300		Genuine Parts Co.	11,358
1,300		Genworth Financial, Inc.	3,679
550	@	Genzyme Corp.	36,504
1,700	@	Gilead Sciences, Inc.	86,938
400		Global Payments, Inc.	13,116
690		Goldman Sachs Group, Inc.	58,229
700	@	Goodyear Tire & Rubber Co.	4,179
470	@	Google, Inc. - Class A	144,596
400		Graco, Inc.	9,492
700		Great Plains Energy, Inc.	13,531
300		Greif, Inc. - Class A	10,029
300		Guess ?, Inc.	4,605
500		H&R Block, Inc.	11,360
1,600		Halliburton Co.	29,088
400	@	Hansen Natural Corp.	13,412
400		Harley-Davidson, Inc.	6,788
400		Harris Corp.	15,220
400		Hartford Financial Services Group, Inc.	6,568
400		Hasbro, Inc.	11,668
600		Hawaiian Electric Industries	13,284
600		HCC Insurance Holdings, Inc.	16,050
600	@	Health Net, Inc.	6,534
700		Hearst-Argyle Television, Inc.	4,242
200	@	Henry Schein, Inc.	7,338
400		Hershey Co.	13,896
1,300	@	Hertz Global Holdings, Inc.	6,591
400		Hess Corp.	21,456
4,780		Hewlett-Packard Co.	173,466
700		HJ Heinz Co.	26,320
500	@	Hologic, Inc.	6,535
3,650		Home Depot, Inc.	84,023
1,300		Honeywell International, Inc.	42,679
500	@	Hospira, Inc.	13,410
800		Hudson City Bancorp., Inc.	12,768
500	@	Humana, Inc.	18,640
1,400		Huntington Bancshares, Inc.	10,724
800		Illinois Tool Works, Inc.	28,040
900	@	Ingram Micro, Inc.	12,051
200		Integrys Energy Group, Inc.	8,596
11,410		Intel Corp.	167,271
200	@	IntercontinentalExchange, Inc.	16,488
2,660		International Business Machines Corp.	223,866
400		International Flavors & Fragrances, Inc.	11,888
1,400		International Paper Co.	16,520
400		International Speedway Corp.	11,492
600		Intersil Corp.	5,514
500	@	Intuit, Inc.	11,895
100	@	Intuitive Surgical, Inc.	12,699
800		Invesco Ltd.	11,552
300		ITT Corp.	13,797
1,100		Jabil Circuit, Inc.	7,425
400	@	Jacobs Engineering Group, Inc.	19,240
600		Janus Capital Group, Inc.	4,818
300		JB Hunt Transport Services, Inc.	7,881
700		Jefferies Group, Inc.	9,842
400		JM Smucker Co.	17,344
400		John Wiley & Sons, Inc.	14,232
5,250		Johnson & Johnson	314,108
900		Johnson Controls, Inc.	16,344
200		Joy Global, Inc.	4,578
6,850		JPMorgan Chase & Co.	215,981
700	@	Juniper Networks, Inc.	12,257

See Accompanying Notes to Financial Statements

102

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

United States: (continued)
400		Kellogg Co.	$17,540
700		Kimberly-Clark Corp.	36,918
500		KLA-Tencor Corp.	10,895
700	@	Kohl’s Corp.	25,340
3,280		Kraft Foods, Inc.	88,068
1,100		Kroger Co.	29,051
200		L-3 Communications Holdings, Inc.	14,756
300	@	Laboratory Corp. of America Holdings	19,323
400	@	Lam Research Corp.	8,512
200		Landstar System, Inc.	7,686
400	@	Las Vegas Sands Corp.	2,372
300	@	Leap Wireless International, Inc.	8,067
600		Leggett & Platt, Inc.	9,114
400		Lender Processing Services, Inc.	11,780
800		Lennar Corp.	6,936
4,300	@	Level 3 Communications, Inc.	3,010
900	@	Liberty Media Corp. - Entertainment	15,732
132	@	Life Technologies Corp.	3,077
400	@	LifePoint Hospitals, Inc.	9,136
700		Limited Brands, Inc.	7,028
500	@	Lincare Holdings, Inc.	13,465
700		Linear Technology Corp.	15,484
1,000	@	LKQ Corp.	11,660
590		Lockheed Martin Corp.	49,607
700		Loews Corp.	19,775
400		Lorillard, Inc.	22,540
3,100		Lowe’s Cos., Inc.	66,712
300		Lubrizol Corp.	10,917
200		M&T Bank Corp.	11,482
700		Manitowoc Co., Inc.	6,062
1,200		Marathon Oil Corp.	32,832
500	@	Mariner Energy, Inc.	5,100
900		Marriott International, Inc.	17,505
1,000		Marsh & McLennan Cos., Inc.	24,270
900		Masco Corp.	10,017
100		Mastercard, Inc.	14,293
1,000		Mattel, Inc.	16,000
500	@	McAfee, Inc.	17,285
300		McCormick & Co., Inc.	9,558
600	@	McDermott International, Inc.	5,928
2,070		McDonald’s Corp.	128,733
600		McGraw-Hill Cos., Inc.	13,914
400		McKesson Corp.	15,492
600		MDU Resources Group, Inc.	12,948
800	@	Medco Health Solutions, Inc.	33,528
2,070		Medtronic, Inc.	65,039
500	@	MEMC Electronic Materials, Inc.	7,140
3,870		Merck & Co., Inc.	117,648
300		Mercury General Corp.	13,797
2,400		Merrill Lynch & Co., Inc.	27,936
1,100		Metlife, Inc.	38,346
400	@	MGM Mirage	5,504
600		Microchip Technology, Inc.	11,718
14,060		Microsoft Corp.	273,326
200	@	Mohawk Industries, Inc.	8,594
200		Molson Coors Brewing Co.	9,784
1,160		Monsanto Co.	81,606
700	@	Monster Worldwide, Inc.	8,463
1,700		Morgan Stanley	27,268
400		Mosaic Co.	13,840
3,900		Motorola, Inc.	17,277
400		Murphy Oil Corp.	17,740
700	@	National Oilwell Varco, Inc.	17,108

Shares			Value

United States: (continued)
800		National Semiconductor Corp.	$8,056
300		Nationwide Financial Services	15,663
700	@	NetApp, Inc.	9,779
800		New York Community Bancorp., Inc.	9,568
800		Newmont Mining Corp.	32,560
4,200		News Corp. - Class A	38,178
400	@	NII Holdings, Inc.	7,272
700		Nike, Inc.	35,700
1,100		NiSource, Inc.	12,067
600		Noble Corp.	13,254
500		Noble Energy, Inc.	24,610
600		Norfolk Southern Corp.	28,230
400		Northeast Utilities	9,624
300		Northern Trust Corp.	15,642
600		Northrop Grumman Corp.	27,024
600	@	Novellus Systems, Inc.	7,404
600	@	NRG Energy, Inc.	13,998
500		NSTAR	18,245
600	@	Nuance Communications, Inc.	6,216
800		Nucor Corp.	36,960
1,400	@	Nvidia Corp.	11,298
500		NYSE Euronext	13,690
1,600		Occidental Petroleum Corp.	95,984
200	@	Oceaneering International, Inc.	5,828
300		Omnicare, Inc.	8,328
700		Omnicom Group	18,844
1,600	@	ON Semiconductor Corp.	5,440
700		OneBeacon Insurance Group Ltd.	7,308
7,420	@	Oracle Corp.	131,557
600		Paccar, Inc.	17,160
500		Pacific Gas & Electric Co.	19,355
300		Pall Corp.	8,529
200	@	Panera Bread Co.	10,448
400		Parker Hannifin Corp.	17,016
800		Paychex, Inc.	21,024
400		Peabody Energy Corp.	9,100
600		People’s United Financial, Inc.	10,698
2,980		PepsiCo, Inc.	163,215
500		PerkinElmer, Inc.	6,955
300		Perrigo Co.	9,693
600	@	PetroHawk Energy Corp.	9,378
500		Petsmart, Inc.	9,225
12,470		Pfizer, Inc.	220,844
300		Pharmaceutical Product Development, Inc.	8,703
3,970		Philip Morris International, Inc.	172,735
300		Pinnacle West Capital Corp.	9,639
500		Pitney Bowes, Inc.	12,740
500		PNC Financial Services Group, Inc.	24,500
300		PPG Industries, Inc.	12,729
500		PPL Corp.	15,345
500		Praxair, Inc.	29,680
400		Precision Castparts Corp.	23,792
700		Principal Financial Group, Inc.	15,799
5,320		Procter & Gamble Co.	328,890
300		Progress Energy, Inc.	11,955
1,400		Progressive Corp.	20,734
800		Prudential Financial, Inc.	24,208
1,100		Public Service Enterprise Group, Inc.	32,087
800		Pulte Homes, Inc.	8,744
500	@	QLogic Corp.	6,720
2,980		Qualcomm, Inc.	106,773
400		Quest Diagnostics	20,764
400		Questar Corp.	13,076

See Accompanying Notes to Financial Statements

103

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

United States: (continued)
4,800		Qwest Communications International, Inc.	$17,472
300		Range Resources Corp.	10,317
700		Raytheon Co.	35,728
1,400		Regions Financial Corp.	11,144
300		Reinsurance Group of America, Inc.	12,846
900		Republic Services, Inc.	22,311
400		Reynolds American, Inc.	16,124
400		Rockwell Collins, Inc.	15,636
200		Rohm & Haas Co.	12,358
400		Ross Stores, Inc.	11,892
500		Royal Caribbean Cruises Ltd.	6,875
800		RPM International, Inc.	10,632
200		Ryder System, Inc.	7,756
1,200		Safeway, Inc.	28,524
700	@	SAIC, Inc.	13,636
700	@	SandRidge Energy, Inc.	4,305
1,600		Sara Lee Corp.	15,664
3,300		Schering-Plough Corp.	56,199
2,170		Schlumberger Ltd.	91,856
300		Scripps Networks Interactive - Class A	6,600
700		Sealed Air Corp.	10,458
100	@	Sears Holding Corp.	3,887
300		Sempra Energy	12,789
1,600		Service Corp. International	7,952
300	@	Shaw Group, Inc.	6,141
200		Sherwin-Williams Co.	11,950
300		Sigma-Aldrich Corp.	12,672
700		Smith International, Inc.	16,023
500		Sonoco Products Co.	11,580
1,600		Southern Co.	59,200
700		Southern Copper Corp.	11,242
1,300		Southwest Airlines Co.	11,206
800	@	Southwestern Energy Co.	23,176
1,300		Spectra Energy Corp.	20,462
5,100		Sprint Nextel Corp.	9,333
300	@	St. Joe Co.	7,296
500	@	St. Jude Medical, Inc.	16,480
1,100		Staples, Inc.	19,712
1,600	@	Starbucks Corp.	15,136
600		State Street Corp.	23,598
700		Steel Dynamics, Inc.	7,826
200	@	Stericycle, Inc.	10,416
100		Strayer Education, Inc.	21,441
500		Stryker Corp.	19,975
2,200	@	Sun Microsystems, Inc.	8,404
400		Sunoco, Inc.	17,384
109	@	Sunpower Corp. - Class B	3,318
500		SunTrust Bank	14,770
700		Supervalu, Inc.	10,220
1,600	@	Symantec Corp.	21,632
1,100		Synovus Financial Corp.	9,130
1,000		Sysco Corp.	22,940
400		T. Rowe Price Group, Inc.	14,176
1,700		Target Corp.	58,701
700		TCF Financial Corp.	9,562
400	@	Terex Corp.	6,928
700		Tesoro Corp.	9,219
2,200		Texas Instruments, Inc.	34,144
800	@	Thermo Electron Corp.	27,256
7,220		Time Warner, Inc.	72,633
700		TJX Cos., Inc.	14,399
500	@	Toll Brothers, Inc.	10,715
300		Torchmark Corp.	13,410

Shares			Value

United States: (continued)
200		Transatlantic Holdings, Inc.	$8,012
550	@	Transocean, Ltd.	25,988
1,200		Travelers Cos., Inc.	54,240
400		Trinity Industries, Inc.	6,304
300	@	Ultra Petroleum Corp.	10,353
800		Union Pacific Corp.	38,240
1,380		United Parcel Service, Inc. - Class B	76,121
200		United States Steel Corp.	7,440
1,970		United Technologies Corp.	105,592
2,200		UnitedHealth Group, Inc.	58,520
300		Universal Health Services, Inc.	11,271
1,000		UnumProvident Corp.	18,600
400	@	Urban Outfitters, Inc.	5,992
3,180		US Bancorp.	79,532
300		UST, Inc.	20,814
1,000		Valero Energy Corp.	21,640
600		Valley National Bancorp.	12,150
200	@	Varian Medical Systems, Inc.	7,008
600	@	Varian Semiconductor Equipment Associates, Inc.	10,872
500	@	VeriSign, Inc.	9,540
5,250		Verizon Communications, Inc.	177,975
400	@	Vertex Pharmaceuticals, Inc.	12,152
200		VF Corp.	10,954
1,100	@	Viacom - Class B	20,966
700		Visa, Inc.	36,715
200		Vulcan Materials Co.	13,916
300		WABCO Holdings, Inc.	4,737
3,400		Wachovia Corp.	18,836
1,600		Walgreen Co.	39,472
4,140		Wal-Mart Stores, Inc.	232,088
3,770		Walt Disney Co.	85,541
200		Walter Industries, Inc.	3,502
600		Washington Federal, Inc.	8,976
1,000		Waste Management, Inc.	33,140
1,000	@	Weatherford International Ltd.	10,820
500		Webster Financial Corp.	6,890
900	@	WellPoint, Inc.	37,917
7,040		Wells Fargo & Co.	207,539
1,300		Western Union Co.	18,642
800		Weyerhaeuser Co.	24,488
1,200		Williams Cos., Inc.	17,376
400		Wisconsin Energy Corp.	16,792
200		WW Grainger, Inc.	15,768
2,490		Wyeth	93,400
700		Wyndham Worldwide Corp.	4,585
1,600		Xcel Energy, Inc.	29,680
2,000		Xerox Corp.	15,940
700		Xilinx, Inc.	12,474
1,000		XTO Energy, Inc.	35,270
2,000	@	Yahoo!, Inc.	24,400
800		Yum! Brands, Inc.	25,200
500	@	Zimmer Holdings, Inc.	20,210

			16,008,822

		Total Common Stock (Cost $43,238,392)	34,526,129

REAL ESTATE INVESTMENT TRUSTS: 0.8%
Australia: 0.1%
7,058		CFS Retail Property Trust	9,278
5,600		Stockland	15,930
3,498		Westfield Group	31,757

			56,965

See Accompanying Notes to Financial Statements

104

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value

France: 0.1%
139	Unibail	$20,766

		20,766

Hong Kong: 0.0%
7,500	Link Real Estate Investment Trust	12,476

		12,476

Netherlands: 0.0%
198	Wereldhave NV	17,465

		17,465

United Kingdom: 0.1%
756	Land Securities Group PLC	10,164
1,398	Liberty International PLC	9,679

		19,843

United States: 0.5%
900	Annaly Capital Management, Inc.	14,283
453	Apartment Investment & Management Co.	5,232
100	AvalonBay Communities, Inc.	6,058
200	Boston Properties, Inc.	11,000
300	BRE Properties, Inc.	8,394
300	Camden Property Trust	9,402
1,000	CapitalSource, Inc.	4,620
600	Douglas Emmett, Inc.	7,836
500	Equity Residential	14,910
100	Essex Property Trust, Inc.	7,675
200	Federal Realty Investment Trust	12,416
400	HCP, Inc.	11,108
200	Health Care Real Estate Investment Trust, Inc.	8,440
1,600	HRPT Properties Trust	5,392
300	Liberty Property Trust	6,849
300	Mack-Cali Realty Corp.	7,350
300	Plum Creek Timber Co., Inc.	10,422
200	Public Storage, Inc.	15,900
400	Simon Property Group, Inc.	21,252
500	UDR, Inc.	6,895
300	Ventas, Inc.	10,071
200	Vornado Realty Trust	12,070
400	Weingarten Realty Investors	8,276

		225,851

	Total Real Estate Investment Trusts (Cost $509,258)	353,366

EXCHANGE-TRADED FUNDS: 17.8%
Developed Markets: 1.0%
9,800	iShares MSCI EAFE Index Fund	439,726

		439,726

Emerging Markets: 0.4%
6,200	iShares MSCI Emerging Markets Index Fund	154,814

		154,814

United States: 16.4%
61,800	iShares Lehman Aggregate Bond Fund	6,419,784
7,200	SPDR Trust Series 1	649,728

		7,069,512

	Total Exchange-Traded Funds (Cost $7,402,824)	7,664,052

Shares			Value

PREFERRED STOCK: 0.6%
Australia: 0.0%
181	@	Insurance Australia Group	$12,115

			12,115

Brazil: 0.5%
2,200		Banco Bradesco S.A.	21,311
2,000		Banco Itau Holding Financeira SA	22,384
300		Cia de Bebidas das Americas	13,037
900		CIA Energetica de Minas Gerais	12,261
3,100		Cia Vale do Rio Doce	31,758
1,500		Gerdau SA	9,687
3,900		Investimentos Itau SA	13,396
900		Metalurgica Gerdau SA	7,773
7,320		Petroleo Brasileiro SA	71,693
700		Usinas Siderurgicas de Minas Gerais SA	7,961

			211,261

Germany: 0.1%
244		Fresenius AG	14,092
502		Henkel KGaA - Vorzug	15,985
112		Porsche AG	8,917
177		Volkswagen AG	9,752

			48,746

		Total Preferred Stock (Cost $410,105)	272,122

RIGHTS: 0.0%
Belgium: 0.0%
3,682		Fortis	—

			—

Hong Kong: 0.0%
320		China Overseas Land & Investment Ltd.	120

			120

Singapore: 0.0%
1,000	DBS Group Holdings Ltd.		2,083

			2,083

	Total Rights (Cost $—)		2,203

	Total Investments in Securities (Cost $51,560,579)*	99.1%	$42,817,872
	Other Assets and Liabilities - Net	0.9	388,397

	Net Assets	100.0%	$43,206,269

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $51,926,329.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$799,251
Gross Unrealized Depreciation	(9,907,708)

Net Unrealized Depreciation	$(9,108,457)

See Accompanying Notes to Financial Statements

105

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.0%
Aerospace/Defense	1.2
Agriculture	1.3
Airlines	0.3
Apartments	0.1
Apparel	0.3
Auto Manufacturers	1.2
Auto Parts & Equipment	0.2
Banks	8.1
Beverages	1.5
Biotechnology	1.0
Building Materials	0.4
Chemicals	1.9
Coal	0.2
Commercial Services	1.3
Computers	2.1
Cosmetics/Personal Care	1.2
Distribution/Wholesale	0.4
Diversified	0.2
Diversified Financial Services	1.3
Electric	3.5
Electrical Components & Equipment	0.5
Electronics	0.8
Energy - Alternate Sources	0.1
Engineering & Construction	0.8
Entertainment	0.2
Environmental Control	0.2
Food	3.1
Food Service	0.2
Forest Products & Paper	0.3
Forestry	0.0
Gas	0.7
Hand/Machine Tools	0.1
Health Care	0.1
Healthcare - Products	1.9
Healthcare - Services	0.7
Holding Companies - Diversified	0.3
Home Builders	0.1
Home Furnishings	0.2
Household Products/Wares	0.3
Housewares	0.0
Insurance	3.6
Internet	0.8
Investment Companies	0.1
Iron/Steel	0.9
Leisure Time	0.1
Lodging	0.2
Machinery - Construction & Mining	0.3
Machinery - Diversified	0.6
Media	1.6
Metal Fabricate/Hardware	0.1
Mining	1.8
Miscellaneous Manufacturing	2.0
Mortgage	0.0
Office Property	0.1
Office/Business Equipment	0.3
Oil & Gas	8.6

Industry	Percentage of Net Assets
Oil & Gas Services	0.6%
Packaging & Containers	0.2
Pharmaceuticals	5.2
Pipelines	0.2
Real Estate	0.6
Regional Malls	0.1
Retail	3.1
Savings & Loans	0.1
Semiconductors	1.5
Shipbuilding	0.1
Shopping Centers	0.2
Software	1.6
Storage	0.0
Telecommunications	6.1
Textiles	0.0
Toys/Games/Hobbies	0.3
Transportation	1.8
Water	0.2
Other Long-Term Investments	17.8
Other Assets and Liabilities - Net	0.9

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$26,297,209	$—
Level 2 — Other Significant Observable Inputs	16,484,952	—
Level 3 — Significant Unobservable Inputs	35,711	—

Total	$42,817,872	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

106

ING RUSSELL™ GLOBAL LARGE CAP INDEX 85% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended December 31, 2008, was as follows:

	Investments in Securities	Other Financial Instruments*
Beginning Balance at 12/31/07	$—	$—
Net Purchases/(Sales)	—	—
Accrued Discounts/(Premiums)	—	—
Total Realized Gain/(Loss)	—	—
Total Unrealized Appreciation/(Depreciation)	—	—
Net Transfers In/(Out) of Level 3	35,711	—

Ending Balance at 12/31/08	$35,711	$—

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

For the year ended December 31, 2008, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $818. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

See Accompanying Notes to Financial Statements

107

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

COMMON STOCK: 93.0%
Australia: 6.7%
47,127		Alumina Ltd.	$47,480
76,366		AMP Ltd.	291,167
5,206		ASX Ltd.	121,692
86,385		Australia & New Zealand Banking Group Ltd.	932,630
43,795		AXA Asia Pacific Holdings Ltd.	152,225
25,676		BlueScope Steel Ltd.	63,083
37,828		Brambles Ltd.	196,537
23,194		Coca-Cola Amatil Ltd.	149,047
53,646		Commonwealth Bank of Australia	1,103,793
61,831		Foster’s Group Ltd.	237,807
85,840		Insurance Australia Group	233,942
64,826		John Fairfax Holdings Ltd.	74,380
24,670		Lion Nathan Ltd.	141,724
66,313		Macquarie Airports Management Ltd.	111,625
10,750		Macquarie Group Ltd.	218,175
38,369		Minara Resources Ltd.	7,723
70,133		National Australia Bank Ltd.	1,031,071
6,652		Orica Ltd.	65,278
50,040		Publishing & Broadcasting Ltd.	65,954
93,460		Qantas Airways Ltd.	172,182
22,146		QBE Insurance Group Ltd.	400,252
5,554		Sims Group Ltd.	67,977
12,771		Sonic Healthcare Ltd.	130,111
41,977		Suncorp-Metway Ltd.	247,425
30,551		TABCORP Holdings Ltd.	149,474
72,612		Tattersall’s Ltd.	141,780
376,671		Telstra Corp., Ltd.	1,008,362
20,592		Toll Holdings Ltd.	88,969
39,947	@	Transurban Group	151,105
23,130		Wesfarmers Ltd.	291,943
109,138		Westpac Banking Corp.	1,308,970
26,960		Woolworths Ltd.	502,702

			9,906,585

Austria: 0.1%
1,347		Bank of Austria - Escrow	—
8,422		Telekom Austria AG	122,541

			122,541

Belgium: 0.8%
19,700	@	Anheuser-Busch InBev NV	457,497
19,936	@	Anheuser-Busch InBev NV - VVPR Share	111
11,820		Belgacom SA	451,860
27,970		Dexia	126,811
1,400		Mobistar SA	100,988

			1,137,267

Brazil: 0.8%
7,840		AES Tiete SA	42,999
31,334		BM&F BOVESPA SA	80,888
5,900		Cia de Concessoes Rodoviarias	59,784
4,238		Cia Energetica de Minas Gerais	45,524
17,500		CPFL Energia SA	226,254
11,100		Natura Cosmeticos SA	90,390
6,500		Souza Cruz SA	122,920
16,000		Telecomunicacoes de Sao Paulo SA	253,859
19,500		Tractebel Energia SA	155,114
20,200		Uniao de Bancos Brasileiros SA	128,632

			1,206,364

Shares		Value

Canada: 1.9%
10,850	Bank of Montreal	$274,656
13,600	Bank of Nova Scotia	366,963
12,200	BCE, Inc.	248,348
8,200	Canadian Imperial Bank of Commerce	339,358
12,100	Great-West Lifeco, Inc.	202,892
5,050	IGM Financial, Inc.	145,016
3,750	National Bank of Canada	95,079
9,850	Power Financial Corp.	190,697
21,150	Royal Bank of Canada	618,481
2,700	TELUS Corp.	81,295
8,650	TransCanada Corp.	232,418

		2,795,203

Chile: 0.2%
2,826,267	Banco de Chile	148,576
5,015,448	Banco Santander Chile SA	161,974

		310,550

China: 0.2%
376,000	PetroChina Co., Ltd.	334,135

		334,135

Czech Republic: 0.3%
1,000	Komercni Banka A/S	162,913
10,600	Telefonica O2 Czech Republic A/S	243,906

		406,819

Denmark: 0.3%
1,350	D/S Norden	47,629
14,750	Danske Bank A/S	148,591
3,150	TrygVesta A/S	198,512

		394,732

Finland: 0.8%
4,513	Metso OYJ	55,307
4,275	Neste Oil OYJ	64,348
6,333	Outokumpu OYJ	75,357
3,171	Rautaruukki OYJ	55,383
18,784	Sampo OYJ	355,532
12,201	Sanoma-WSOY OYJ	158,468
19,000	Stora Enso OYJ (Euro Denominated Security)	150,509
10,790	UPM-Kymmene OYJ	138,314
3,033	Wartsila OYJ	91,646

		1,144,864

France: 12.8%
5,303	Accor SA	261,223
14,094	Air France-KLM	181,760
66,424	AXA SA	1,490,926
27,014	BNP Paribas	1,166,044
4,736	Bouygues SA	200,917
2,038	Casino Guichard Perrachon SA	155,325
10,445	Cie de Saint-Gobain	493,528
2,698	CNP Assurances	196,033
2,673	Compagnie Generale des Etablissements Michelin	141,224
84,201	Credit Agricole SA	945,756
5,527	Etablissements Maurel et Prom	63,306
2,248	Euler Hermes SA	110,800
100,554	France Telecom SA	2,802,708
35,021	Gaz de France	1,738,339

See Accompanying Notes to Financial Statements

108

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value

France: (continued)
3,726	Lafarge SA	$227,887
5,734	Legrand SA	109,810
74,758	Natixis	132,615
5,504	Nexity	86,133
18,917	PagesJaunes Groupe SA	186,405
5,126	Peugeot SA	87,637
3,234	PPR	211,747
10,637	Renault SA	277,583
35,153	Sanofi-Aventis	2,248,496
6,212	Schneider Electric SA	462,507
6,949	Scor SA	160,546
1,600	Societe Des Autoroutes Paris-Rhin-Rhone	111,595
10,979	Societe Television Francaise1	160,859
2,600	Thales SA	108,896
51,395	Total SA	2,825,652
1,006	Vallourec	114,382
7,110	Veolia Environnement	224,270
7,833	Vinci SA	330,550
31,778	Vivendi	1,035,772

		19,051,231

Germany: 4.7%
8,479	Allianz AG	900,968
18,565	BASF AG	716,375
12,841	Commerzbank AG	123,657
17,542	DaimlerChrysler AG	660,872
15,544	Deutsche Bank AG	619,786
12,478	Deutsche Lufthansa AG	207,662
24,840	Deutsche Post AG	416,431
132,065	Deutsche Telekom AG	1,993,014
4,107	Muenchener Rueckversicherungs AG	629,273
8,833	RWE AG	779,963

		7,048,001

Greece: 0.4%
7,714	Alpha Bank AE	72,169
8,928	Hellenic Telecommunications Organization SA	148,328
11,918	OPAP SA	342,980
6,306	Piraeus Bank SA	56,290

		619,767

Hong Kong: 1.1%
44,600	Bank of East Asia Ltd.	94,078
240,500	BOC Hong Kong Holdings Ltd.	275,274
85,000	Cathay Pacific Airways Ltd.	96,008
40,000	Citic Pacific Ltd.	43,701
48,000	CLP Holdings Ltd.	326,339
35,600	Hang Seng Bank Ltd.	470,013
13,000	Hong Kong Exchanges and Clearing Ltd.	124,812
49,000	HongKong Electric Holdings	275,870

		1,706,095

Hungary: 0.1%
29,704	Magyar Telekom Telecommunications PLC	83,951

		83,951

Indonesia: 0.3%
645,500	International Nickel Indonesia Tbk PT	114,295
303,500	Telekomunikasi Indonesia Tbk PT	192,124
202,000	Unilever Indonesia Tbk PT	144,550

		450,969

Shares		Value

Israel: 0.1%
37,132	Bank Leumi Le-Israel BM	$77,666
71,547	Bezeq Israeli Telecommunication Corp., Ltd.	117,623

		195,289

Italy: 5.7%
24,137	Alleanza Assicurazioni S.p.A.	198,399
18,289	Assicurazioni Generali S.p.A.	504,949
289,934	Banca Monte dei Paschi di Siena S.p.A.	633,111
10,760	Banca Popolare di Milano Scrl	64,678
13,278	Banche Popolari Unite Scpa	194,739
177,923	Enel S.p.A.	1,146,107
85,896	ENI S.p.A.	2,066,970
33,219	Intesa Sanpaolo S.p.A. - RNC	85,933
461,746	Intesa Sanpaolo S.p.A.	1,677,378
52,009	Mediaset S.p.A.	299,677
15,994	Mediobanca S.p.A.	164,477
60,902	Parmalat S.p.A	102,169
45,015	Snam Rete Gas S.p.A.	251,454
333,188	Telecom Italia S.p.A.	548,151
209,935	Telecom Italia S.p.A. RNC	239,024
67,476	Terna S.p.A	222,669
61,835	Unipol S.p.A.	96,912

		8,496,797

Japan: 0.4%
4,600	Eisai Co., Ltd.	191,956
78,700	Nissan Motor Co., Ltd.	283,134
2,500	Oracle Corp. Japan	108,283

		583,373

Malaysia: 0.6%
116,000	Malayan Banking BHD	171,564
51,900	MISC Bhd	128,529
92,400	Public Bank BHD	236,819
199,200	Telekom Malaysia BHD	177,884
82,200	Tenaga Nasional BHD	149,084

		863,880

Mexico: 0.2%
38,100	Embotelladoras Arca SAB de CV	67,404
178,674	Grupo Mexico SA de CV	114,828
44,000	Grupo Modelo SA	139,799

		322,031

Netherlands: 3.0%
4,671	Akzo Nobel NV	192,668
7,174	Koninklijke BAM Groep NV	64,698
13,128	Reed Elsevier NV	156,084
58,968	Royal Dutch Shell PLC - Class A	1,549,272
46,332	Royal Dutch Shell PLC - Class B	1,174,444
43,448	Royal KPN NV	631,666
30,472	Unilever NV	738,579

		4,507,411

New Zealand: 0.2%
37,637	Fletcher Building Ltd.	126,811
106,747	Telecom Corp. of New Zealand Ltd.	143,471

		270,282

Norway: 0.1%
3,020	Aker ASA	59,088
43,350	DnB NOR ASA	171,997

		231,085

See Accompanying Notes to Financial Statements

109

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares			Value

Philippines: 0.1%
4,080		Philippine Long Distance Telephone Co.	$186,465

			186,465

Poland: 0.5%
3,425		Bank Handlowy w Warszawie	55,722
4,783		Bank Pekao SA	205,179
7,763		KGHM Polska Miedz SA	74,070
112,981		Polish Oil & Gas	137,615
39,185		Telekomunikacja Polska SA	254,503

			727,089

Portugal: 0.2%
36,152		Portugal Telecom SGPS SA	309,383

			309,383

Russia: 0.1%
27,550		Surgutneftegaz ADR	141,460

			141,460

Singapore: 1.0%
29,000		DBS Group Holdings Ltd.	170,821
35,000		Singapore Airlines Ltd.	275,273
27,000		Singapore Exchange Ltd.	96,179
375,000		Singapore Telecommunications Ltd.	668,270
33,000		United Overseas Bank Ltd.	298,222

			1,508,765

South Africa: 0.9%
16,415		ABSA Group Ltd.	193,144
3,731		Anglo Platinum Ltd.	210,691
131,953		FirstRand Ltd.	232,109
14,203		Nedcor Ltd.	146,910
98,324		Sanlam Ltd.	180,801
28,658		Standard Bank Group Ltd.	258,570
12,106		Telkom SA Ltd.	150,324

			1,372,549

South Korea: 0.6%
5,468	@	KB Financial Group, Inc.	146,300
11,560		Korea Exchange Bank	59,525
7,250		KT Corp.	216,253
1,725		SK Telecom Co., Ltd.	286,724
3,438		S-Oil Corp.	169,910

			878,712

Spain: 4.4%
7,446		ACS Actividades de Construccion y Servicios SA	345,766
93,000		Banco Bilbao Vizcaya Argentaria SA	1,152,304
25,000		Banco De Sabadell SA	171,145
15,224		Banco Espanol de Credito SA (Banesto)	170,990
28,752		Banco Popular Espanol SA	249,383
139,644		Banco Santander Central Hispano SA	1,349,057
8,653		Banco Santander SA	78,443
38,686		Corp. Mapfre SA	131,936
2,251		Fomento de Construcciones y Contratas SA	74,858
19,598		Gestevision Telecinco SA	211,106
21,904		Repsol YPF SA	467,654
83,477		Telefonica SA	1,884,215
11,641		Union Fenosa SA	291,670

			6,578,527

Shares		Value

Sweden: 2.0%
13,600	Hennes & Mauritz AB	$540,942
63,500	Nordea Bank AB	452,608
20,600	Sandvik AB	132,320
15,900	Scania AB - A Shares	160,608
12,600	Scania AB - B Shares	128,209
8,450	Skandinaviska Enskilda Banken AB	68,211
13,400	Skanska AB	137,440
11,600	SKF AB - B Shares	118,043
13,100	Svenska Cellulosa AB - B Shares	113,740
15,000	Svenska Handelsbanken AB	248,044
9,589	Swedbank AB	56,639
68,100	TeliaSonera AB	342,953
35,600	Volvo AB - Class A	205,337
44,300	Volvo AB - Class B	252,103

		2,957,197

Switzerland: 1.5%
26,059	Credit Suisse Group	730,292
8,173	Swiss Reinsurance	400,196
1,026	Swisscom AG	332,819
3,342	Zurich Financial Services AG	730,163

		2,193,470

Taiwan: 2.4%
131,200	Chi Mei Optoelectronics Corp.	43,415
383,950	China Steel Corp.	271,767
250,690	Chunghwa Telecom Co., Ltd.	403,812
293,160	Compal Electronics, Inc.	154,995
44,580	Delta Electronics, Inc.	86,770
138,159	Far EasTone Telecommunications Co., Ltd.	157,439
134,500	Formosa Chemicals & Fibre Co.	164,828
231,000	Formosa Petrochemical Corp.	479,417
140,000	Formosa Plastics Corp.	186,762
22,150	MediaTek, Inc.	149,812
351,000	Mega Financial Holdings Co., Ltd.	123,798
290,000	Nan Ya Plastics Corp.	313,852
27,000	Nan Ya Printed Circuit Board Corp.	56,768
80,560	Siliconware Precision Industries Co.	70,149
111,000	Taiwan Mobile Co., Ltd.	165,171
489,321	Taiwan Semiconductor Manufacturing Co., Ltd.	667,669
55,000	U-Ming Marine Transport Corp.	66,397

		3,562,821

Thailand: 0.6%
109,500	Advanced Info Service PCL	252,712
64,900	PTT Chemical PCL	60,505
62,500	PTT PLC	318,588
52,200	Siam Cement PCL	156,012
107,000	Thai Oil PCL	73,622

		861,439

Turkey: 0.5%
55,641	Akbank TAS	175,303
23,245	Ford Otomotiv Sanayi A/S	65,698
15,153	Tupras Turkiye Petrol Rafine	160,364
53,581	Turkiye Halk Bankasi	160,383
45,724	Turkiye Is Bankasi	124,512

		686,260

United Kingdom: 12.7%
30,472	AstraZeneca PLC	1,246,623
65,878	Aviva PLC	373,297

See Accompanying Notes to Financial Statements

110

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value

United Kingdom: (continued)
363,578	BP PLC	$2,806,618
33,539	British American Tobacco PLC	874,927
16,961	British Energy Group PLC	190,064
263,846	BT Group PLC	530,622
39,703	Cable & Wireless PLC	89,790
17,989	Cadbury PLC	156,605
106,772	Centrica PLC	411,052
46,220	Diageo PLC	649,431
121,079	GlaxoSmithKline PLC	2,251,797
43,166	Home Retail Group	133,229
303,551	HSBC Holdings PLC	2,970,906
17,144	Imperial Tobacco Group PLC	457,934
15,261	Inmarsat PLC	104,822
26,193	J Sainsbury PLC	124,994
130,066	Kingfisher PLC	256,220
233,732	Legal & General Group PLC	261,247
60,113	LogicaCMG PLC	60,432
28,400	Man Group PLC	97,700
45,657	Marks & Spencer Group PLC	143,114
59,737	National Grid PLC	590,289
140,125	Old Mutual PLC	112,625
17,880	Pearson PLC	168,525
29,392	Persimmon PLC	98,268
85,585	Rentokil Initial PLC	54,717
67,725	Royal & Sun Alliance Insurance Group	134,957
18,160	Scottish & Southern Energy PLC	320,185
10,402	Smiths Group PLC	133,665
33,788	Standard Life PLC	98,634
10,683	Tate & Lyle PLC	62,247
29,087	TUI Travel PLC	98,592
19,611	Unilever PLC	450,461
1,183,590	Vodafone Group PLC	2,423,581

		18,938,170

United States: 23.7%
10,600	Allied Capital Corp.	28,514
119,000	Altria Group, Inc.	1,792,140
7,500	Ameren Corp.	249,450
8,500	American Electric Power Co., Inc.	282,880
104,250	AT&T, Inc.	2,971,125
166,180	Bank of America Corp.	2,339,814
16,400	BB&T Corp.	450,344
45,850	Bristol-Myers Squibb Co.	1,066,013
8,900	CBS Corp. - Class B	72,891
8,200	CenterPoint Energy, Inc.	103,484
3,700	Cincinnati Financial Corp.	107,559
181,900	Citigroup, Inc.	1,220,549
5,000	Comerica, Inc.	99,250
6,250	Consolidated Edison, Inc.	243,313
6,200	Dominion Resources, Inc.	222,208
20,200	Dow Chemical Co.	304,818
5,000	DTE Energy Co.	178,350
30,150	Duke Energy Corp.	452,552
16,800	EI Du Pont de Nemours & Co.	425,040
18,400	Eli Lilly & Co.	740,968
3,200	Embarq Corp.	115,072
9,400	Fidelity National Title Group, Inc.	166,850
33,600	Fifth Third Bancorp.	277,536
17,050	Frontier Communications Corp.	149,017
7,050	Gannett Co., Inc.	56,400
169,650	General Electric Co.	2,748,330
2,400	Genuine Parts Co.	90,864
3,100	Hershey Co.	107,694

Shares		Value

United States: (continued)
28,350	Home Depot, Inc.	$652,617
20,150	Huntington Bancshares, Inc.	154,349
6,950	International Paper Co.	82,010
54,200	JPMorgan Chase & Co.	1,708,926
13,100	Keycorp	111,612
5,950	Kimberly-Clark Corp.	313,803
22,450	Kraft Foods, Inc.	602,783
7,300	Marshall & Ilsley Corp.	99,572
13,150	Masco Corp.	146,360
8,300	Mattel, Inc.	132,800
35,900	Merck & Co., Inc.	1,091,360
52,350	National City Corp.	94,754
15,400	New York Community Bancorp., Inc.	184,184
8,500	Newell Rubbermaid, Inc.	83,130
9,900	NiSource, Inc.	108,603
8,200	Pacific Gas & Electric Co.	317,422
5,150	Paychex, Inc.	135,342
6,050	Pepco Holdings, Inc.	107,448
186,250	Pfizer, Inc.	3,298,488
2,500	Pinnacle West Capital Corp.	80,325
6,050	Pitney Bowes, Inc.	154,154
6,000	PNC Financial Services Group, Inc.	294,000
5,850	Progress Energy, Inc.	233,123
43,600	Regions Financial Corp.	347,056
6,900	Reynolds American, Inc.	278,139
13,950	Southern Co.	516,150
23,250	Southern Copper Corp.	373,395
11,050	SunTrust Bank	326,417
37,550	US Bancorp.	939,126
3,700	UST, Inc.	256,706
54,350	Verizon Communications, Inc.	1,842,465
104,300	Wachovia Corp.	577,822
68,750	Wells Fargo & Co.	2,026,750
6,250	Weyerhaeuser Co.	191,313
14,200	Windstream Corp.	130,640
13,100	Xcel Energy, Inc.	243,005

		35,299,174

	Total Common Stock (Cost $207,271,953)	138,390,703

REAL ESTATE INVESTMENT TRUSTS: 1.5%
Canada: 0.1%
12,700	RioCan Real Estate Investment Trust	140,528

		140,528

France: 0.3%
1,500	Fonciere Des Regions	102,777
1,124	ICADE	93,409
4,119	Klepierre	101,295
1,094	Societe Immobiliere de Location pour l’Industrie et le Commerce	102,205

		399,686

United States: 1.1%
6,450	Duke Realty Corp.	70,692
8,100	Equity Residential	241,542
8,000	HCP, Inc.	222,160
6,250	Hospitality Properties Trust	92,938
13,850	Host Hotels & Resorts, Inc.	104,845
7,150	Kimco Realty Corp.	130,702
4,400	Liberty Property Trust	100,452
5,400	Plum Creek Timber Co., Inc.	187,596

See Accompanying Notes to Financial Statements

111

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Shares		Value

United States: (continued)
5,100	Simon Property Group, Inc.	$270,963
3,800	Vornado Realty Trust	229,330

		1,651,220

	Total Real Estate Investment Trusts (Cost $3,483,128)	2,191,434

EXCHANGE-TRADED FUNDS: 3.6%
Developed Markets: 2.4%
78,390	iShares MSCI EAFE Index Fund	3,517,359

		3,517,359

Emerging Markets: 0.4%
25,695	iShares MSCI Emerging Markets Index Fund	641,604

		641,604

United States: 0.8%
26,220	iShares S&P 500 Value Index Fund	1,184,620

		1,184,620

	Total Exchange-Traded Funds (Cost $5,199,387)	5,343,583

RIGHTS: 0.0%
Singapore: 0.0%
14,500	DBS Group Holdings Ltd.	30,210

	Total Rights (Cost $—)	30,210

	Total Long-Term Investments (Cost $215,954,468)	145,955,930

SHORT-TERM INVESTMENTS: 0.9%
Affiliated Mutual Fund: 0.9%
1,323,000	ING Institutional Prime Money Market Fund - Class I		1,323,000

	Total Short-Term Investments (Cost $1,323,000)		1,323,000

	Total Investments in Securities (Cost $217,277,468)*	99.0%	$147,278,930
	Other Assets and Liabilities - Net	1.0	1,467,096

	Net Assets	100.0%	$148,746,026

@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $221,710,143.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$436,492
Gross Unrealized Depreciation	(74,867,705)

Net Unrealized Depreciation	$(74,431,213)

Industry	Percentage of Net Assets
Aerospace/Defense	0.1%
Agriculture	2.5
Airlines	0.6
Apartments	0.2
Auto Manufacturers	1.1
Auto Parts & Equipment	0.1
Banks	23.7
Beverages	1.2
Building Materials	0.8
Chemicals	1.6
Commercial Services	0.5
Computers	0.1
Cosmetics/Personal Care	0.1
Distribution/Wholesale	0.1
Diversified	0.4
Diversified Financial Services	0.8
Electric	5.3
Electrical Components & Equipment	0.4
Electronics	0.1
Engineering & Construction	0.8
Entertainment	0.4
Food	2.0
Forest Products & Paper	0.4
Forestry	0.1
Gas	1.8
Hand/Machine Tools	0.1
Health Care	0.2
Healthcare - Services	0.1
Holding Companies - Diversified	0.1
Home Builders	0.1
Hotels	0.1
Household Products/Wares	0.3
Housewares	0.0
Insurance	6.1
Investment Companies	0.1
Iron/Steel	0.3
Leisure Time	0.1
Lodging	0.2
Machinery - Diversified	0.3
Media	1.8
Metal Fabricate/Hardware	0.2
Mining	0.7
Miscellaneous Manufacturing	2.0
Office Property	0.1
Office/Business Equipment	0.1
Oil & Gas	8.6
Pharmaceuticals	8.2
Pipelines	0.2
Real Estate	0.1
Regional Malls	0.2
Retail	1.5
Savings & Loans	0.1
Semiconductors	0.6
Shopping Centers	0.2
Software	0.1
Telecommunications	15.8
Toys/Games/Hobbies	0.1

See Accompanying Notes to Financial Statements

112

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

Industry (continued)	Percentage of Net Assets (continued)
Transportation	0.5%
Water	0.1
Other Long-Term Investments	3.6
Short-Term Investments	0.9
Other Assets and Liabilities - Net	1.0

Net Assets	100.0%

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$49,690,951	$—
Level 2 — Other Significant Observable Inputs	97,587,979	—
Level 3 — Significant Unobservable Inputs	—	—

Total	$147,278,930	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

See Accompanying Notes to Financial Statements

113

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.0659
Class I	NII	$0.0807
Class S	NII	$0.0747

ING Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.0651
Class I	NII	$0.0820
Class S	NII	$0.0764
All Classes	ROC	$0.0089

ING Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.0642
Class I	NII	$0.0683
Class S	NII	$0.0615
All Classes	ROC	$0.0083

ING Lehman Brothers U.S. Aggregate Bond Index® Portfolio
Class ADV	NII	$0.1840
Class I	NII	$0.2180
Class S	NII	$0.2064
All Classes	STCG	$0.0169

ING International Index Portfolio
Class ADV	NII	$0.0833
Class I	NII	$0.1145
Class S	NII	$0.1085

ING Russell Global Large Cap Index 85% Portfolio
Class ADV	NII	$0.0854
Class I	NII	$0.0956
Class S	NII	$0.0899

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	NII	$0.1719
Class I	NII	$0.2141
Class S	NII	$0.2045

NII - Net investment income

STCG - Short-term capital gain

ROC - Return of capital

Of the ordinary distributions made during the year ended December 31, 2008, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Russell™ Large Cap Index Portfolio	100.00%

ING Russell™ Mid Cap Index Portfolio	98.97%

ING Russell™ Small Cap Index Portfolio	86.05%

ING Russell Global Large Cap Index 85% Portfolio	51.72%

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	30.14%

114

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2008. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

ING International Index Portfolio	$425,031	$0.0112	99.39%

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	$406,620	$0.0166	72.06%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

115

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Portfolios are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991- Present).	39	Academy of Economics and Finance (February 2002 - Present).

Martin Gavin* 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	39	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	39	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	39	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - March 2008)	39	None

116

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors/Trustee who are “Interested Persons:”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

Fredric (Rick) A. Nelson III(8) ING Investment Management 230 Park Avenue New York, New York 10169 Age: 52	Director	December 2007 - January 2009	Chief Investment Officer, ING (April 2003 - January 2009)		None.

*	Mr. Martin Gavin was appointed to the Board effective January 1, 2009.
(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	Mr. Nelson resigned from the Board as of January 15, 2009.

117

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

118

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

119

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AVIPADVIS	(1208-022509)

Annual Report

December 31, 2008

Class S

ING Variable Portfolios, Inc.

■	ING Global Equity Option Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 23, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

In our semi-annual report, we described a failed second quarter rally that fizzled when investors realized that borderline recessionary conditions and a credit crunch had not gone away. By year-end, governments were committing previously unimaginable sums of taxpayer money to prevent systemic collapse. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 29.7% in the six months ended December 31, 2008 (down 38.7% for the entire fiscal year). (The MSCI World® Index plunged 40.71% for the entire fiscal year, measured in U.S. dollars.) In currencies, the dollar at first drifted near record lows against the euro. But the tide turned in mid-July and for the six months ended December 31, 2008, the dollar strengthened by 12.10% (4.50% for the entire fiscal year). The dollar also soared 37.8% against the pound for the six months ended December 31, 2008 (37.90% for the entire fiscal year). But the yen advanced as carry trades (essentially short yen positions) were unwound and the dollar fell 14.90% for the six months ended December 31, 2008 (down 19.60% for the entire fiscal year).

Even more dramatic was the price of oil which marched to an all-time high of around $147 per barrel in mid-July, only to lose more than two thirds of that price by December 31, 2008.

The economic statistics remained bleak. By the end of October, the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices had fallen a record 18% over the year. New home sales were at 1991 levels. Some 45% of existing home sales were distressed.

Payrolls declined in every month of 2008, as the number of people claiming unemployment reached 4.1 million, a 26-year high. Gross domestic product (“GDP”) fell at an annualized rate of 0.50% in the third quarter, and the National Bureau of Economic Research announced that the recession had actually started in December 2007.

Yet these were side-shows to the fireworks display in the financial sector, where major institutions—hanging by a thread through problems rooted in unwise mortgage borrowing, lending and investment—met different fates in September 2008 at the hands of the U.S. government.

The Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage

Corporation (“Freddie Mac”) were taken into “conservatorship.” Merrill Lynch was acquired by the Bank of America with a wink from the authorities. AIG received an $85 billion loan from a reluctant government, which also took a 79.90% equity stake in AIG. But Lehman Brothers having sought capital, then a buyer, found neither and was left to file for Chapter 11 bankruptcy protection.

The U.S. government was now in the position of choosing winners and losers among financial institutions: none too successfully, for it quickly became obvious that by pointedly leaving Lehman Brothers to go under, a credit crisis had become a credit market collapse. Lending all but seized up.

Policy response was huge but at least initially muddled. A Troubled Asset Relief Plan (“TARP”) would set up a $700 billion fund to buy illiquid mortgage securities from financial institutions. But on November 12, 2008 with half of the money already used to recapitalize banks, Treasury Secretary Paulson announced that the rest of the funds would not be used to buy illiquid mortgage securities after all. This merely renewed the pressure on the holders of such securities like Citigroup, which within two weeks received guarantees from the government against losses and another $20 billion in capital.

Other programs were of more practical use, like support for the commercial paper market and a guarantee facility for money market funds. Arguably the most effective measure was the announced intention to buy vast quantities of agency mortgage-backed securities and debentures. This had the effect of driving down rates on the 30-year mortgage towards 5.00%, a record low. In the meantime, the newly-elected president promised a stimulus package worth approximately $1 trillion. And by year end, the Federal Open Market Committee (“FOMC”) reduced interest rates to a range of between 0% and 0.25%.

2008 ended with much gloom and bad news still to come, but the platform for recovery was perhaps taking shape.

In U.S. fixed-income markets, yields on the 90-day Treasury Bills briefly turned negative in December 2008, while the yield on the ten-year Treasury Note fell below 2.50%, something we had not seen in 50 years. The Barclays Capital U.S. Aggregate Bond Index(3), formerly known as the Lehman Brothers U.S. Aggregate Bond Index, of investment grade bonds returned 4.10% for the six months ended December 31, 2008, (5.20% for the entire fiscal year).

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2008

By contrast, high yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(4), formerly known as the Lehman Brothers High Yield Bond—2% Issuer Constrained Composite Index, behaved more like a stock index and returned (25.10)% for the six months ended December 31, 2008 (down 25.90% for the entire fiscal year).

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5), including dividends, returned (28.50)% for the six months ended December 31, 2008, (down 37.00% for the entire fiscal year), increasingly unimpressed by sharply falling oil prices. Profits for S&P 500® Index companies suffered their fifth straight quarter of decline, led again by the financials sector, although taxpayer money was also potentially committed to save the big three auto makers from bankruptcy. On November 20, 2008, the S&P 500® Index plumbed a level not seen since April 1997, before a December recovery.

In international markets, plainly entering recession, the MSCI Japan® Index(6) slumped 35.9% for the six months ended December 31, 2008, (down 42.60% for the entire fiscal year). The strengthening yen hit exports in an export-dependent economy even as global demand slowed for other reasons. The MSCI Europe ex UK® Index(7) sagged 29.40% for the six months ended December 31, 2008 (down 43.20% for the entire fiscal year), beset by sharply falling economic activity and a European Central Bank in denial that inflation was falling fast. Finally, rates were reduced by an unprecedented 175 basis points (or 1.75%) in two months near the end of the year while governments, one after the other, proposed large stimulus packages. In the UK, the MSCI UK® Index(8) fell 19.4% for the six months ended December 31, 2008 (down 28.5% for the entire fiscal year). The UK had allowed a bigger housing bubble than the United States and deeper personal indebtedness in an economy more dependent on the financial sector. Rates were reduced to 1951 levels as venerable banks ceased to exist as independent entities.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING GLOBAL EQUITY OPTION PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Asset Allocation

as of December 31, 2008

(as a percent of net assets)

Underlying Affiliated Funds
ING International Growth Opportunities Portfolio — Class I	16.7%
ING VP Growth and Income Portfolio — Class I	49.8%
ING VP International Value Portfolio — Class I	22.7%
ING VP MidCap Opportunities Portfolio — Class I	5.0%
ING VP Small Company Portfolio — Class I	5.0%
Other assets and liabilities — Net	0.8%

Net Assets	100.0%

Portfolio holdings are subject to change.

ING Global Equity Option Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations determined by ING Investments, LLC (the “Investment Adviser”) and utilizes a covered-call writing strategy to seek to secure gains and enhance the stability of returns. The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Portfolio’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown.

Assets will be allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The performance of the Portfolio reflects the performance of the Underlying Funds in which it invests.

The target investment allocations may not sum to 100%, as cash holdings and short options may comprise the balance. There is a risk that the Portfolio may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant gains or overweighted in assets or a market with significant declines.

Performance: Since the Portfolio’s inception on September 17, 2008 through December 31, 2008, the Portfolio’s Class S shares provided a total return of (21.15)% compared to the Dow Jones (“DJ”) Moderately Aggressive Index(1) and a Composite Index(2) consisting of 80% the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500®”) and 20% the Barclays Capital U.S. Aggregate Bond Index*, which returned (18.62)% and (19.60)%, respectively, for the period of October 1, 2008 through December 31, 2008.

The Portfolio’s relative underperformance to the Dow Jones Moderately Aggressive Index is due to the Underlying Funds underperforming their respective benchmarks in September. Thereafter, performance improved, and the relative outperformance in the fourth quarter can be attributed to the positive returns garnered by the option writing overlay strategy. With the equity and credit markets having experienced unprecedented volatility since the Portfolio launched, the vast majority of the options written, on the S&P 500® Index, S&P MidCap 400 Index and MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index, expired worthless, allowing the Portfolio to retain the premiums received.

Most of the underlying domestic equity funds outperformed relative to their benchmarks. The international funds underperformed the MSCI EAFE® index during the period. ING VP Mid Cap Opportunities Portfolio benefited from stock selection, especially in the consumer discretionary and healthcare sectors. Similarly, ING VP Small Company Portfolio’s outperformance was the result of stock-picking, mainly in the consumer discretionary and information technology sectors. ING VP International Value Portfolio underperformed, due mainly to stock selection in the materials and consumer discretionary sectors. ING International Growth Opportunities Portfolio underperformed due to non-benchmark holdings in emerging markets. Detracting most from the result was selection effect in consumer staples and information technology stocks.

Current Strategy and Outlook: The Portfolio was launched during a period characterized by unprecedented market turmoil and company failures. The National Bureau of Economic Research determined that the United States has been in a recession since December 2007. While it may be the most severe since the recession of 1981–82, we believe that most of the extreme market movements in October and November reflected deleveraging by hedge funds and other investors, rather than selling based on fundamentals.

Economic news has been bleak from all sides: continued weakness in housing, declining new orders for durable goods, lower than expected consumption figures and higher unemployment rates. The credit crunch continued through the period, with spreads widening sharply in the second half of November across all credit sectors. Intervention from the Federal Reserve Board and the U.S. Department of the Treasury appears to have slowed but not yet halted the negative news. We believe the recession will continue for the next two quarters, with growth resuming in the second half of 2009.

Target Allocations

as of December 31, 2008

(as a percentage of net assets)

Large Cap Domestic	50%
Mid Cap Domestic	5%
Small Cap Domestic	5%
Developed Markets International	40%

100.0%

Portfolio holdings are subject to change daily.

We believe headline inflation will decline, and perhaps turn negative, but we don’t believe we are in the midst of a deflationary spiral. Finally, we believe a large fiscal stimulus program will be enacted by Congress early in 2009. We have maintained the Portfolio at neutral weights, although during the fourth quarter we began to implement a value bias in the international equity allocation.

*	Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclays Capital.”

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL EQUITY OPTION PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2008
	Since Inception of Class S September 17, 2008
Class S	(21.15)%
DJ Moderately Aggressive Index(1)	(18.62	)%(3)
Composite Index(2)	(19.60	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Option Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Moderately Aggressive Index is comprised of a set of equity, bond and cash sub-idexes.
(2)	The Composite Index is comprised of 80% S&P 500® Index/20% Barclays Capital U.S. Aggregate Bond Index.
(3)	Since inception performance of the indices is shown from October 1, 2008.

5

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2008**
ING Global Equity Option Portfolio
Class S(1)	$1,000.00	$788.50	0.50%	$1.29	$1,000.00	$1,022.62	0.50%	$2.54

*	The annualized expense ratio does not include expenses of Underlying Funds.
**	Expenses are equal to the Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was September 17, 2008. Expenses paid for the Actual Portfolio Return reflect the 106-day period ended December 31, 2008.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Equity Option Portfolio, a series of ING Variable Portfolios, Inc., as of December 31, 2008, and the related statements of operations, changes in net assets and financial highlights for the period from September 17, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio of ING Variable Portfolios, Inc., as of December 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2009

7

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2008

ASSETS:
Investments in affiliated underlying funds*	$5,891,311
Cash	188,617
Dividends and interest receivables	7
Prepaid expenses	10,120
Reimbursement due from manager	6,158

Total assets	6,096,213

LIABILITIES:
Payable for fund shares redeemed	48,978
Payable to affiliates	2,039
Payable for directors fees	123
Other accrued expenses and liabilities	8,253
Written options^	99,418

Total liabilities	158,811

NET ASSETS	$5,937,402

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$6,950,417
Accumulated net realized gain on investments and written options	221,987
Net unrealized depreciation on investments and written options	(1,235,002)

NET ASSETS	$5,937,402

* Cost of investments in affiliated underlying funds	$7,162,345
^ Premiums received for options written	$135,450

Class S:
Net assets	$5,937,402
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	762,444
Net assets value and redemption price per share	$7.79

See Accompanying Notes to Financial Statements

8

STATEMENT OF OPERATIONS

September 17, 2008(1) to December 31, 2008
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$74,365
Interest	16

Total investment income	74,381

EXPENSES:
Investment management fees	1,318
Distribution and service fees	3,296
Transfer agent fees	136
Administrative service fees	1,318
Shareholder reporting expense	413
Registration fees	105
Professional fees	4,532
Custody and accounting expense	595
Directors fees	161
Offering expense	4,028
Miscellaneous expense	745

Total expenses	16,647
Net waived and reimbursed fees	(10,056)

Net expenses	6,591

Net investment income	67,790

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Sale of affiliated underlying funds	(7,641)
Written options	230,696

Net realized gain on affiliated underlying funds and written options	223,055

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	(1,271,034)
Written options	36,032

Net change in unrealized appreciation or depreciation on affiliated underlying funds and written options	(1,235,002)

Net realized and unrealized loss on affiliated underlying funds and written options	(1,011,947)

Decrease in net assets resulting from operations	$(944,157)

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

9

STATEMENT OF CHANGES IN NET ASSETS

September 17, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$67,790
Net realized gain on affiliated underlying funds and written options	223,055
Net change in unrealized appreciation or depreciation on affiliated underlying funds and written options	(1,235,002)

Decrease in net assets resulting from operations	(944,157)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(71,893)

Total distributions	(71,893)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,959,779
Reinvestment of distributions	69,693

7,029,472
Cost of shares redeemed	(76,020)

Net increase in net assets resulting from capital share transactions	6,953,452

Net increase in net assets	5,937,402

NET ASSETS:
Beginning of period	—

End of period	$5,937,402

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
ING Global Equity Option Portfolio
Class S
09-17-08(5) - 12-31-08	10.00	0.12	•	(2.24)	(2.12)	0.09	—	—	0.09	7.79	(21.15)	1.25	0.50	0.50	5.09	5,937	1

(1)

Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Expense ratios do not include expenses of Underlying Funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

11

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company” or the “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management company. The Registrant is a company incorporated under the laws of Maryland on June 4, 1996 and has fifteen active separate portfolios. The Portfolio included in this report is ING Global Equity Option Portfolio (“Global Equity Option”) which is a diversified series of the Company.

The Portfolio offers Class S shares.

Shares of the Portfolio may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf. ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the sub-adviser to the Portfolio. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Portfolio. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

The Portfolio seeks long-term growth of capital by investing in other ING Funds (“Underlying Funds”) and uses an asset allocation strategy to determine how much to invest in the Underlying Funds. The Underlying Funds, in turn, invest in equity securities located in a number of different countries, one of which is the United States.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuation of the Portfolio’s investments in its Underlying Funds is based on the net asset value of the Underlying Funds each business day.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation.

Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The amendments to FAS 133 require enhanced

12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

C.	Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio distributes dividends and capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D.	Federal Income Taxes. It is the policy of the Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax position taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.	Repurchase Agreements. Certain Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Underlying Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Underlying Fund in the event the Underlying Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

G.

Options Contracts. The Portfolio and/or certain Underlying Funds may purchase put and call options and may write (sell) put options and covered call options. The Portfolio and certain Underlying Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to generate gains from options premiums. Option

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolio and certain Underlying Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolio or an Underlying Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolio or an Underlying Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio or an Underlying Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Certain Portfolios are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Portfolios and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

H.	Organization Expenses and Offering Costs. Costs incurred with the organization of the Portfolio were expensed as incurred. Costs incurred with the offering of shares of the Portfolio are deferred and amortized over a twelve-month period on a straight-line basis starting at the commencement of operations.

I.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio entered into an investment management agreement (“Investment Management Agreement”) with ING Investments, an indirect, wholly-owned subsidiary of ING Groep. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, in an amount equal to 0.10% of Portfolio’s average daily net assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM. ING IM acts as sub-adviser to the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

ING Funds Services, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio’s operations and is responsible for the supervision of other service providers. The Administrator receives compensation in the amount equal to 0.10% of the Portfolio’s average daily net assets.

NOTE 4 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the period from September 17, 2008 to December 31, 2008, the cost of purchases and the proceeds from the sales of the Underlying Funds were $7,197,055 and $27,069, respectively.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolio have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Portfolio for expenses incurred in the distribution of the Portfolio’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolio’s shares, including expenses incurred in

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolio pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2008, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$453	$453	$1,133	$2,039

At December 31, 2008, the following indirect, wholly-owned subsidiary of ING Groep owned more than 5% of the Portfolio:

ING USA Annuity and Life Insurance Company — 34.20%.

ING USA Life and Annuity Company — 65.80%.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Portfolio.

The Registrant has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions,

extraordinary expenses and acquired fund fees and expenses to the levels listed below:

Class S(1)
0.50%

(1)	The operating expense limit applies only at the Portfolio level and does not limit fees payable by the underlying investment companies in which the Portfolio invests.

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, that Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio. Outstanding reimbursement balances due to the Portfolio, if any, under its respective expense limitation agreements are reflected in Reimbursement Due from Investment Adviser on the accompanying Statement of Assets and Liabilities.

As of December 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

December 31,			Total
2009	2010	2011
$—	$—	$10,056	$10,056

The expense limitation agreement is contractual and shall renew automatically for one-year terms unless DSL provides written termination of the expense limitation agreement within 90 days of the end of the then current term.

NOTE 8 — WRITTEN OPTIONS

Transactions in written options for the period ended December 31, 2008 were as follows:

	Number of Contracts	Premium
Balance at 9/17/08	—	$—
Options Written	62,931	372,007
Options Terminated in Closing Purchase Transactions	(1,216)	(68,777)
Options Expired	(37,704)	(167,780)

Balance at 12/31/08	24,011	$135,450

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

Year or period ended	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
	#	#	#	#	($)	($)	($)	($)
Global Equity Option
Class S
09-17-08(1)-12-31-08	763,230	8,948	(9,734)	762,444	6,959,779	69,693	(76,020)	6,953,452

(1)	Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2008:

Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
$(3,035)	$4,103	$(1,068)

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolio paid an ordinary income dividend of $71,893 for the period ended December 31, 2008.

The tax-basis components of distributable earnings as of December 31, 2008 were:

Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$229,628	$(1,242,643)

The Portfolio's major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

The Portfolio is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance, you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Portfolio. Furthermore, the Investment Adviser’s allocation of the Portfolio’s assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that the Portfolio may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, the Portfolio may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which an Underlying Fund may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Underlying Funds’ investments.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management of the Portfolio is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

17

ING GLOBAL EQUITY OPTION PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2008

Shares			Value

AFFILIATED INVESTMENT COMPANIES: 99.2%
288,662	ING International Growth Opportunities Portfolio - Class I		$990,110
195,704	ING VP Growth and Income Portfolio - Class I		2,957,087
199,420	ING VP International Value Portfolio - Class I		1,350,072
45,998	ING VP MidCap Opportunities Portfolio - Class I		294,389
25,611	ING VP Small Company Portfolio - Class I		299,653

	Total Investments in Securities (Cost $7,162,345)*	99.2%	$5,891,311
	Other Assets and Liabilities - Net	0.8	46,091

	Net Assets	100.0%	$5,937,402

*	Cost for federal income tax purposes is $7,169,986.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(1,278,675)

Net Unrealized Depreciation	$(1,278,675)

The following table summarizes the inputs used as of December 31, 2008 in determining the Portfolio’s investments at fair value for purposes of SFAS 157:

	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$5,891,311	$—
Level 2 — Other Significant Observable Inputs	—	(99,418)
Level 3 — Significant Unobservable Inputs	—	—

Total	$5,891,311	$(99,418)

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of actual value in absence of available market quotations.

*	Other financial instruments may include forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at year end. Swaps and written options are reported at their market value at year end.

Written OTC Call Options

# of Contracts	Counterparty	Description	Expiration Date	Strike Price		Premiums Received	Value
22,222	Citigroup Global Markets Inc.	iShares MSCI EAFE Index	01/08/09	USD	42.07	$48,613	$(65,649)
464	Citigroup Global Markets Inc.	S&P 400 MidCap Index	01/08/09	USD	517.09	14,996	(12,146)
1,325	UBS AG	S&P 500® Index	01/08/09	USD	909.70	71,841	(21,623)

						$135,450	$(99,418)

		Total Premiums Received:	$135,450
		Total Liabilities for Call Options Written:	$99,418

See Accompanying Notes to Financial Statements

18

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING Global Equity Option Portfolio Class S	NII	$0.0947

NII	- Net investment income

Of the ordinary distributions made during the year ended December 31, 2008, 19.82% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

19

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Portfolios are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	39	Academy of Economics and Finance (February 2002 - Present).

Martin Gavin* 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 58	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	39	None

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	39	None

Dr. Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	39	Mass Mutual Corporate and Participation Investors (April 1997 - Present); Mass Mutual Premier Series (December 2004 - Present); and Mass Mutual MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	39	None

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer Kaman Corporation (1973 - March 2008)	39	None

20

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors/Trustee who are “Interested Persons:”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	200	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

Fredric (Rick) A. Nelson III(8) ING Investment Management 230 Park Avenue New York, New York 10169 Age: 52	Director	December 2007 - January 2009	Chief Investment Officer, ING (April 2003 - January 2009)		None.

*	Mr. Martin Gavin was appointed to the Board effective January 1, 2009.
(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	Mr. Nelson resigned from the Board as of January 15, 2009.

21

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principle Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(6) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney - Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

22

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); Tax Senior, ING Funds Services (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Directors/Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services, LLC is the successor in interest to Directed Services, Inc.

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS FOR THE ING GLOBAL EQUITY OPTION PORTFOLIO

Section 15 of The Investment Company Act of 1940, as amended (the “1940 Act”) provides, in substance, that, each new investment advisory agreement and sub-advisory agreement for a mutual fund must be approved by the board of directors of the fund, including a majority of the directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund. Consistent with this requirement of the 1940 Act, the Board of Directors of ING Variable Portfolios, Inc. (the “Company”) has established a process for considering the advisory and sub-advisory arrangements for any new series of the Company prior to the commencement of its operations.

Overview of the Review Process

At its meeting held on June 4, 2008, the board of directors (the “Directors” or the “Board”) of the Company, including all of the independent directors who are not “interested persons” of the Company (the “Independent Directors”), authorized the establishment of the ING Global Equity Option Portfolio (the “Global Equity Option Portfolio”), as a portfolio series of the Company, to operate within the ING complex of mutual funds (the “ING Funds”).

In connection with the establishment of the Global Equity Option Portfolio, the Board, including all of the Independent Directors, voted to approve (i) an investment advisory agreement (the “Advisory Agreement”) for the Global Equity Option Portfolio with ING Investments, LLC (the “Adviser”), (ii) a sub-advisory agreement (the “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and ING Investment Management Co. (“IIM” or “Sub-Adviser”) with respect to the Global Equity Option Portfolio. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of each of the Agreements after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the Global Equity Option Portfolio and as part of the annual contract approval process for other ING Funds advised and sub-advised by the Adviser and the Sub-Adviser, respectively. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and the Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Global Equity Option Portfolio; (2) comparative data regarding the proposed expense ratio of the Global Equity Option Portfolio and the expense ratio of a selected peer group of similar funds (the “Selected Peer Group”); (3) copies of the form of advisory agreement and the form of sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to the Global Equity Option Portfolio; (7) descriptions of the qualifications of the investment personnel expected to be responsible for managing the Global Equity Option Portfolio and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the Global Equity Option Portfolio, including the investment strategies and techniques used by the Sub-Adviser in managing the Global Equity Option Portfolio; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Global Equity Option Portfolio’s brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser’s programs for monitoring and enforcing compliance with the ING Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by independent legal counsel on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and Sub-Adviser to manage the Global Equity Option Portfolio.

In addition, the Contracts Committee considered information relating specifically to the investment objective and investment policies of the Global Equity

24

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Option Portfolio and the ability of the Adviser and Sub-Adviser to pursue the Global Equity Option Portfolio’s investment objective by implementing these investment policies. Prior to voting to recommend approval of the Advisory Agreement and the Sub-Advisory Agreement for the Global Equity Option Portfolio, the Contracts Committee and/or the Board received presentations from the Adviser and the Sub-Adviser regarding the investment strategies to be used in pursuing the Global Equity Option Portfolio’s investment objective.

The Independent Directors were assisted by Goodwin Procter LLP, their independent legal counsel, throughout this process. The Independent Directors relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreement and the Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement, the Board evaluated the nature, extent and quality of services that will be provided to the Global Equity Option Portfolio by the Adviser and the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the Global Equity Option Portfolio. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the Global Equity Option Portfolio, the Codes of Ethics of the Adviser and of the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds’ policies and procedures for valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of mutual funds in the ING complex of funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Global Equity Option Portfolio may realize because the Global Equity Option Portfolio is part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for the Global Equity Option Portfolio, taken as a whole, can be expected to be consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement and that the fees to be paid for such services are fair and reasonable.

The Board noted that the Global Equity Option Portfolio has no prior performance record. The Board considered the performance achieved by the Sub-Adviser in operating a “model portfolio” using substantially the same investment strategies as the Sub-Adviser will use in managing the Global Equity Option Portfolio. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolio of the Global Equity Option Portfolio.

25

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fee, Sub-Advisory Fee and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Global Equity Option Portfolio to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Global Equity Option Portfolio’s proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the Global Equity Option Portfolio. The Board evaluated the reasonableness of the total fees to be received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser, the Board concluded that the management fee to be charged to the Global Equity Option Portfolio for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Global Equity Option Portfolio is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the expected profitability of the Adviser and its affiliated companies attributable to managing and operating the Global Equity Option Portfolio both with and without the profitability of the distributor of the Global Equity Option Portfolio and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits to be derived by the Adviser and the affiliated Sub-Adviser in the aggregate attributable to managing and operating the Global Equity Option Portfolio. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the Global Equity Option Portfolio, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of “soft dollar” benefits from the Global Equity Option Portfolio’s brokerage. The Board concluded that, in light of the nature, extent and quality of the services to be provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Global Equity Option Portfolio are reasonable.

In considering the reasonableness of the management fee of the Global Equity Option Portfolio, the Board considered the extent to which economies of scale can be expected to be realized by the Global Equity Option Portfolio’s Adviser and its affiliated companies, on the one hand, and by the Global Equity Option Portfolio, on the other hand, as the assets of the Global Equity Option Portfolio increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more other new funds, along with the Global Equity Option Portfolio. The Board also reviewed information regarding the projected expense ratio of the Global Equity Option Portfolio in light of projected changes in the assets of the Global Equity Option Portfolio, noting that, as the assets of the Global Equity Option Portfolio increase, the fixed expenses of the Global Equity Option Portfolio, as a percentage of the total assets of the Global Equity Option Portfolio, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Global Equity Option Portfolio. Based upon the foregoing, the Board concluded that the fee schedule for the Global Equity Option Portfolio can be expected to result in an equitable sharing among the Global Equity Option Portfolio, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

26

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AFOFGEOS	(1208-022709)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $197,841 for year ended December 31, 2008 and $109,931 for year ended December 31, 2007.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $27,950 for year ended December 31, 2008 and $12,986 for year ended December 31, 2007.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $64,924 in the year ended December 31, 2008 and $24,181 in the year ended December 31, 2007.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $5,000 in the year ended December 31, 2008 and $0 in the year ended December 31, 2007.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved:December 18, 2007

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee (1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	☒		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:                                2008

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)                     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,826,535 for year ended December 31, 2008 and $239,281 for year ended December 31, 2007.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

14

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2009

16